As filed pursuant to Rule 497

Under the Securities Act of 1933

Registration No. 333-103098 and

811-04865

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

VARIABLE ACCOUNT A

SUPPLEMENT TO THE PROSPECTUS

DATED May 2, 2005

ALLIANCEBERNSTEIN OVATION VARIABLE ANNUITY

THIS SUPPLEMENT REPLACES ALL PREVIOUS SUPPLEMENTS.

THE DATE OF THE PROSPECTUS AND ALL REFERENCES IN THE PROSPECTUS TO THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION IS HEREBY CHANGED TO OCTOBER 21, 2005.

EFFECTIVE ON OR ABOUT DECEMBER 31, 2005, THE ALLIANCEBERNSTEIN OVATION, ALLIANCEBERNSTEIN OVATION ADVISOR AND ALLIANCEBERNSTEIN OVATION PLUS VARIABLE ANNUITIES WILL NO LONGER BE OFFERED FOR NEW SALES.

EFFECTIVE AUGUST 10, 2005, THE ALLIANCEBERNSTEIN TOTAL RETURN, ALLIANCEBERNSTEIN INTERNATIONAL AND ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIOS WERE RENAMED AND THEIR INVESTMENT POLICIES CONFORMED TO THOSE OF THEIR RETAIL ALLIANCEBERNSTEIN FUND COUNTERPARTS.

Previous Name	New Name
AllianceBernstein Total Return Portfolio	AllianceBernstein Balanced Shares Portfolio
AllianceBernstein Worldwide Privatization Portfolio	AllianceBernstein International Portfolio Growth Portfolio
AllianceBernstein International Portfolio	AllianceBernstein International Research Growth Portfolio

The changes to a Portfolio’s name and policies do not require shareholder approval under the 1940 Act.

THE FOLLOWING PARAGRAPH REPLACES THE LAST PARAGRAPH IN THE “MINIMUM DISTRIBUTIONS” SUBSECTION OF THE “TAXES” SECTION OF THE PROSPECTUS:

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor.

THE FOLLOWING PARAGRAPHS ARE INSERTED IN THE “OTHER INFORMATION” SECTION FOLLOWING “AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK” SUBSECTION OF THE PROSPECTUS UNDER A NEW SUBSECTION HEADING “GUARANTEE OF INSURANCE OBLIGATIONS”:

Insurance obligations under contracts issued by American International Life Assurance Company of New York (“AI Life”) are guaranteed by National Union Fire Insurance Company of Pittsburgh, Pa. (“National Union”), an affiliate of AI Life. Insurance obligations include, without limitation, contract value invested in any available fixed account option, death benefits, and income options. The guarantee does not guarantee variable contract value or the investment performance of the variable investment options available under the contracts. The guarantee provides that the AI Life’s contract owners can enforce the guarantee directly.

The Company expects that the National Union guarantee will be terminated within the next year. However, the insurance obligations on contracts issued prior to termination of the National Union guarantee would continue to be covered, including obligations arising from purchase payments received after termination, until satisfied in full.

National Union is a stock property- casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union’s principal executive office is located at 70 Pine Street, New York, New York 10270. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is a wholly owned subsidiary of American International Group, Inc.

THE FOLLOWING REPLACES THE LEGAL PROCEEDINGS SECTION OF THE PROSPECTUS:

LEGAL PROCEEDINGS

There are no pending legal proceedings that affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management’s opinion, these matters are not material in relation to the financial position of the Company with the exception of the matter disclosed below.

Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding downgrades and ratings actions being taken with respect to the Company’s ratings. There can be no assurance that such ratings agencies will not take further action with respect to such ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.

On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against American International Group, Inc. (“AIG”) as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York’s Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in issuing or distributing American International Life Assurance Company of New York variable annuities. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.

American International Life Assurance Company of New York (the “Depositor”) is an indirect wholly-owned subsidiary of AIG. Neither the Depositor nor its respective officers and directors have been named in the complaint, nor does the complaint seek any penalties against them.

In the Depositor’s view, the matters alleged in the lawsuit are not material in relation to the financial position of the Depositor or to its ability to provide its respective services in connection with the variable annuities. However, due to a provision in the law governing the operation of these types of investment companies, if the lawsuit results in an injunction being entered against AIG, then the Depositor will need to obtain permission from the Securities and Exchange Commission to continue to service the variable annuities. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.

THE FOLLOWING REPLACES THE “FINANCIAL STATEMENTS” SUBSECTION OF THE “OTHER INFORMATION” SECTION OF THE PROSPECTUS:

FINANCIAL STATEMENTS

AIG Support Agreement

AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.

Where You Can Find More Information

The SEC allows us to “incorporate by reference” some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus, and later information that AIG files with the SEC will automatically update and supersede information that is incorporated earlier, as well as the information included directly in this prospectus.

We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control Over Financial Reporting) of AIG included in AIG’s Annual Report on Form 10-K for the year ended December 31, 2004, File No.001-08787, in reliance on the report (which contains an explanatory paragraph relating to AIG’s restatement of its 2003 and 2002 consolidated financial statements and an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. All consolidated annual financial statements of AIG (including notes and financial statement schedules thereto) and management’s assessments of the effectiveness of internal control over financial reporting included in any documents or reports filed by AIG under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 after the effective date of this prospectus are also incorporated by reference.

On May 31, 2005, AIG filed its Annual Report on Form 10-K for the year ended December 31, 2004, which included a restatement of its previously reported financial information for the years 2000-2003 and the adjustment of its previously announced results in 2004. On November 9, 2005, AIG announced that it will restate its financial statements for the years ended December 31, 2004, 2003 and 2002, along with 2001 and 2000 for purposes of preparation of the Selected Consolidated Financial Data for 2001 and 2000. No part of this financial information should be relied upon until such time as the announced restatement is complete.

The Company and AIG are subject to the informational requirements of the Exchange Act. The Company and AIG file reports and other information with the SEC to meet those requirements. AIG and the Company file this information electronically pursuant to EDGAR, and it is available to the public through the SEC’s website at http://www.sec.gov. You can also inspect and copy this information at SEC public facilities at the following locations:

Washington, District of Columbia

100 F. Street, N.E., Room 1580

Washington, DC 20549

Chicago, Illinois

175 W. Jackson Boulevard

Chicago, IL 60604

New York, New York

3 World Financial, Room 4300

New York, NY 10281

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company’s Annuity Service Center, as follows:

Annuity Service Center

Delaware Valley Financial Services

P.O. Box 3031

Berwyn, PA 19312-0031

Telephone Number: (800) 255-8402

The financial statements of AI Life, Variable Account A and National Union can be found in the Statement of Additional Information (“SAI”). You may obtain a free copy of this SAI if you contact our Annuity Service Center at 800-255-8402 or by writing to Delaware Valley Financial Services, LLC, 300 Berwyn Park, P.O. Box 3031, Berwyn, PA 19312-0031. The financial statements have also been filed electronically with the SEC and can be obtained through its website at http://www.sec.gov.

Date: December 12, 2005

Please keep this Supplement with your Prospectus

PROSPECTUS

OVATION VARIABLE ANNUITY

issued by

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

through its

VARIABLE ACCOUNT A

This prospectus describes a variable annuity contract being offered to individuals and groups. It is a flexible premium, deferred annuity contract with a fixed investment option. Please read this prospectus carefully before investing and keep it for future reference.

The contract has several investment options to which you can allocate your money — both variable investment options listed below and a fixed investment option. The fixed investment option is part of our general account. The variable investment options are portfolios of the AllianceBernstein Variable Products Series Fund, Inc.

AllianceBernstein Variable Products Series Fund, Inc. (managed by Alliance Capital Management L.P.)	AllianceBernstein Money Market Portfolio (Class B)

AllianceBernstein Global Bond Portfolio	AllianceBernstein Americas Government Income Portfolio

AllianceBernstein Global Dollar Government Portfolio	AllianceBernstein Small Cap Growth Portfolio

AllianceBernstein Global Technology Portfolio (Class B)	AllianceBernstein Real Estate Investment Portfolio

AllianceBernstein Growth Portfolio (Class B)	AllianceBernstein Small/Mid Cap Value Portfolio

AllianceBernstein Growth and Income Portfolio (Class B)	AllianceBernstein Total Return Portfolio

AllianceBernstein High Yield Portfolio	AllianceBernstein U.S. Government/High Grade Securities Portfolio

AllianceBernstein International Portfolio	AllianceBernstein Utility Income Portfolio

AllianceBernstein International Value Portfolio	AllianceBernstein Value Portfolio (Class B)

AllianceBernstein Large Cap Growth Portfolio (Class B)	AllianceBernstein Worldwide Privatization Portfolio

To learn more about the contract, you can obtain a copy of the Statement of Additional Information (“SAI”) dated May 2, 2005. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus. The table of contents of the SAI appears on the last page of this prospectus. For a free copy of the SAI, call us at (800) 255-8402 or write to us at Delaware Valley Financial Services, LLC, 300 Berwyn Park, P.O. Box 3031, Berwyn, PA 19312-0031.

In addition, the SEC maintains a website at http://www.sec.gov that contains the prospectus, SAI, materials incorporated by reference and other information that we have filed electronically with the SEC.

Variable annuities involve risks, including possible loss of principal. They are not a deposit of any bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The SEC has not approved or disapproved of the contract or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

May 2, 2005

DEFINITIONS

We have capitalized certain terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

Accumulation Unit — An accounting unit of measure used to calculate your Contract Value prior to the Annuity Date.

Administrative Office — The Annuity Service Office, c/o Delaware Valley Financial Services, LLC, 300 Berwyn Park P.O. Box 3031, Berwyn, Pennsylvania 19312-0031.

Annuitant — The person you designate to receive annuity payments and whose life determines the duration of annuity payments involving life contingencies. Certain annuity options under the contract may permit a Joint Annuitant.

Annuity Date — The date on which annuity payments begin.

Annuity Unit — An accounting unit of measure used to calculate annuity payments after the Annuity Date.

Contract Anniversary — An anniversary of the date we issued your contract.

Contract Value — The dollar value as of any Valuation Date of all amounts accumulated under your contract.

Contract Year — Each period of twelve months commencing with the date we issued your contract.

Premium Year — Any period of twelve months commencing with the date we receive a premium payment and ending on the same date in each succeeding twelve-month period thereafter.

Valuation Date — Each day that the New York Stock Exchange is open for trading.

Valuation Period — The period between the close of business on any Valuation Date and the close of business for the next succeeding Valuation Date.

FEE TABLE

The following table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options. State premium taxes may also be deducted.

Maximum Owner Transaction Expenses

Withdrawal Charges(1)
(as a percentage of each Purchase Payment)	6.0%

Transfer Fee	$10 per transfer after the first 12 transfers in any contract year.

The following describes the fees and expenses that you may pay periodically during the time that you own the contract, not including underlying funds fees and expenses.

Contract Maintenance Fee	$30(2)

Separate Account Annual Expenses
(deducted daily as a percentage of your average daily net asset value and the optional death benefit fees are deducted monthly as a percentage of your average daily net asset value)
Mortality and Expense Risk Fees	1.40%
Optional Annual Ratchet Plan(3)	0.10%
Total Separate Account Annual Expenses	1.50%

Footnotes to Fee Table:

(1)	Withdrawal Charge Schedule (as a percentage of each Purchase Payment)

Years	1	2	3	4	5	6	7	8+

	6%	6%	5%	5%	4%	3%	2%	0%

(2)	The contract maintenance fee may be waived if contract value is $50,000 or more.
(3)	The Annual Ratchet Plan, an enhanced death benefit feature is optional. If you do not elect the feature your total separate account annual expenses would be 1.40%.

PORTFOLIO EXPENSES

The following shows the minimum and maximum total operating expenses charged by the underlying Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (“Fund”) before any waivers or reimbursements that you may pay periodically during the time that you own the contract. More detail concerning the Fund’s fees and expenses is contained in the prospectus for the Fund. Please read the Fund prospectus carefully before investing.

Total Annual Underlying Portfolio Operating Expenses	Minimum	Maximum
(expenses that are deducted from underlying portfolios of the Fund, including management fees, other expenses and 12b-1 fees, if applicable)(1)	0.65%	1.93%

(1)	For individual expenses of each of the Variable Portfolios available in your contract, please refer to the Fund prospectus.

MAXIMUM AND MINIMUM EXPENSE EXAMPLES

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance fees, separate account annual expenses and expenses of the underlying portfolios of the Fund.

The Examples assumes that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the Fund are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

MAXIMUM EXPENSE EXAMPLES

(assuming separate account annual expenses of 1.50% (including Optional Annual Ratchet Plan) and investment in an underlying Portfolio with maximum total expenses of 1.93%)

(1)	If you surrender your contract at the end of the applicable time period and you elect the optional benefit at the maximum charge offered (the Annual Ratchet Plan at 0.10%):

1 YEAR	3 YEARS	5 YEARS	10 YEARS

$949	$1,562	$2,198	$3,738

(3)	If you annuitize your contract at the end of the applicable time period:

1 YEAR	3 YEARS	5 YEARS	10 YEARS

$339	$1,033	$1,750	$3,649

(2)	If you do not surrender your contract and you elect the optional benefit at the maximum charge offered (the Annual Ratchet Plan, at 0.10%):

1 YEAR	3 YEARS	5 YEARS	10 YEARS

$349	$1,062	$1,798	$3,738

MINIMUM EXPENSE EXAMPLES

(assuming separate account annual expenses of 1.40% and investment in an underlying Portfolio with minimum total expenses of 0.65%)

(1)	If you surrender your contract at the end of the applicable time period and you do not elect any optional benefit:

1 YEAR	3 YEARS	5 YEARS	10 YEARS

$811	$1,152	$1,519	$2,410

(2)	If you do not surrender your contract and you do not elect any optional benefit:

1 YEAR	3 YEARS	5 YEARS	10 YEARS

$211	$652	$1,119	$2,410

(3)	If you annuitize your contract at the end of the applicable time period:

1 YEAR	3 YEARS	5 YEARS	10 YEARS

$211	$652	$1,119	$2,410

Explanation of Fee Table and Expenses

1.	The purpose of the Fee Table is to show you the various expenses you would incur directly or indirectly by investing in the contract. The table represents both fees at the separate account (contract level) as well as portfolio company investment management expenses. We converted the contract maintenance fee to a percentage (0.03%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the portfolio company fees can be found in the Fund prospectus located behind this prospectus.

2.	In addition to the stated assumptions, the Examples also assume separate account expenses as indicated and that no transfer fees were imposed. Although premium taxes may apply, they are not reflected in the Examples.

3.	Examples reflecting application of optional features and benefits use the highest fees and charges being offered for those features.

4.	These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CONDENSED FINANCIAL INFORMATION

Historical accumulation unit values are contained in the Appendix A.

THE CONTRACT

General Description

An annuity is a contract between you, as the owner, and a life insurance company. The contract provides tax deferral for your earnings, which means your earnings accumulate on a tax-deferred basis until you take money out of your contract. It also provides a death benefit and a guaranteed income in the form of annuity payments beginning on a date you select. Until you, or another person you select as the Annuitant, begin to receive annuity payments, your annuity is in the accumulation phase. The income phase starts when we begin making annuity payments. If you die during the accumulation phase, we guarantee a death benefit to the surviving joint owner, if applicable, or to your beneficiary.

The contract is called a variable annuity because you can allocate your money among variable investment options. Each subaccount of our variable account invests in shares of a corresponding portfolio of a mutual fund. Depending on market conditions, the various portfolios may make or lose money. If you allocate money to the portfolios, your Contract Value during the accumulation phase will depend on their investment performance. In addition, the amount of the variable annuity payments you may receive will depend on the investment performance of the portfolios you select for the income phase.

The contract also has a fixed investment option that is part of our general account. Premium you allocate to the fixed investment option will earn interest at a fixed rate that we set. We may restrict your ability to allocate amounts to the fixed investment option. Your Contract Value in the general account during the accumulation phase will depend on the total interest we credit. During the income phase, each annuity payment you receive from the fixed portion of your contract will be for the same amount.

Purchasing a Contract

Premium is the money you give us as payment to buy the contract, as well as any additional money you give us to invest in the contract after you own it. The minimum initial investment for both qualified and non-qualified contracts is $2,000. You may add premium payments of $1,000 or more to your contract at any time during the accumulation phase. You can pay scheduled subsequent premium of $100 or more per month by enrolling in an automatic investment plan.

We may refuse any premium. In general, we will not issue a contract to anyone who is over age 85.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right to not recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the Statement of Additional Information for details on the tax consequences of an assignment.

Allocation of Premium

When you purchase a contract, you will tell us how to allocate your initial premium among the investment options. We will allocate additional premium in the same way unless you tell us otherwise.

At the time of application, we must receive your initial premium at our Administrative Office before the contract will be effective. We will issue your contract and allocate your initial premium within two business days. If you do not give us all the necessary information we need to issue the contract, we will contact you to obtain it. If we are unable to complete this process within five business days, we will send your money back unless you allow us to keep it until we get all the necessary information.

Right to Examine Contract

If you change your mind about owning this contract, you can cancel it within ten days after receiving it (or longer if required by state law) by mailing it back to our Administrative Office c/o Delaware Valley Financial Services, LLC, 300 Berwyn Park P.O. Box 3031, Berwyn, PA 19312-0031. You will receive your Contract Value as of the day we receive your request, which may be more or less than the money you initially invested.

In certain states or if you purchase your contract as an individual retirement annuity, we may be required to return your premium. If you cancel your contract during the right to examine period, we will return to you an amount equal to your premium payments less any partial surrender.

Accumulation Units

The value of an Accumulation Unit may go up or down from day to day. When you pay a premium, we credit your contract with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of premium allocated to a subaccount by the value of the Accumulation Unit for that subaccount. We calculate the value of an Accumulation Unit as of the close of business of the New York Stock Exchange (“NYSE”) on each day that the NYSE is open for trading. Except in the case of initial premium, we credit Accumulation Units to your contract at the value next calculated after we receive your premium at our Administrative Office.

The Accumulation Unit value for each portfolio will vary from one valuation period to the next based on the investment experience of the assets in the portfolio and the deduction of certain charges and expenses. The SAI contains a detailed explanation of how Accumulation Units are valued.

Your value in any portfolio is determined by multiplying its unit value by the number of units you own. Your value within the variable investment options is the sum of your values in all the portfolios. The total value of your contract, referred to as the Contract Value, equals your value in the variable investment options plus your value in the fixed investment option.

Transfers During the Accumulation Phase

Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available Fixed Account options by telephone or through the Company’s website (http://www.aigsunamerica.com) or in writing by mail or facsimile. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is confirmed in good order by us if the request is processed before Market Close. If the transfer request is processed after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $1,000 per transfer. If less than $1,000 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

Transfer Policies

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product (“Short-Term Trading”) and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an underlying fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 12 in any contract year. Currently, the fee is $10 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

In addition to charging a fee when you exceed 12 transfers as described in the preceding paragraph, all transfer request in excess of 12 transfers per contract year must be submitted in writing by United States Postal Service first-class mail (“U.S. Mail”) until your next contract anniversary (“Standard U.S. Mail Policy”). We will not accept transfer requests sent by any other medium except U.S. Mail until your next contract anniversary. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts and contracts utilizing third party asset allocation services as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading and we do not conduct any additional routine monitoring. However, we may become aware of transfer patterns among the Variable Portfolios and/or available Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity cannot be controlled by the Standard U.S. Mail Policy, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers (“Accelerated U.S. Mail Policy”). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we also reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a third party acting for you and not to accept preauthorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:

(1)	the number of transfers made in a defined period;

(2)	the dollar amount of the transfer;

(3)	the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

(4)	the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

(5)	whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or

(6)	other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services performing asset allocation services for a number of contract owners at the same time except for purposes of calculating the number of transfers for the Standard U.S. Mail Policy. A calendar year will be used (instead of a contract year) for these contracts. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks to Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

We reserve the right to modify the policies and procedures described in this section at any time. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

For information regarding transfers during the Income Phase, see TRANSFERS DURING INCOME PHASE below.

Dollar Cost Averaging

The contract has a feature that allows you to dollar cost average your allocations to the portfolios by authorizing us to make periodic allocations of Contract Value from either the money market portfolio or the fixed investment option to one or more of the other portfolios. Transfers may occur on such periodic schedules such as monthly and weekly. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. It will result in the reallocation of Contract Value to one or more portfolios and these amounts will be credited at the Accumulation Unit value as of the Valuation Dates on which the exchanges are effected. The amounts exchanged from a portfolio will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lower number of units when the Accumulation Unit value is high.

To elect dollar cost averaging, your Contract Value must be at least $12,000. You must send us a completed dollar cost averaging request form, which is available from the Administrative Office. We will not consider your request unless your Contract Value is at least the required amount or the premium submitted at least $12,000.

In addition to the dollar cost averaging program described above, we also offer six-month and twelve-month dollar cost averaging programs that are available only for new premium payments of at least $12,000. Either initial premium or subsequent premium payments are eligible for these programs. You may not include existing Contract Value in the six-month or twelve-month dollar cost averaging program.

If you select either program, your premium will be allocated to the DCA account. The DCA account is a guaranteed account available for the six-month and twelve-month dollar cost averaging programs. Your contract value in the DCA account will earn interest at a rate guaranteed for six months or twelve months, as applicable, from the date we receive your new premium. The interest rate applicable to each account varies, but will never be less than an annual effective rate as specified in your contract. Therefore, each premium allocation to either of these programs may earn interest at a different rate. The full amount of the premium you allocate to the DCA account will be transferred on a monthly basis over a six-month or twelve-month period into portfolios you have chosen. The monthly amount transferred from the DCA account is either one-sixth or one-twelfth of the premium allocated to it depending on which program you select. You may not change the amount or frequency of transfers under this program.

The interest rate credited to the DCA account may be different from the interest rate credited to the fixed investment option. If the dollar cost averaging program is terminated, we will automatically transfer any Contract Value remaining in the DCA account to the fixed investment option. Please note that the six-month and twelve-month dollar cost averaging program(s) may not be available in your state. Please contact us for more information.

Currently, there is no charge for any dollar cost averaging program. In addition, your periodic transfers under a dollar cost averaging program are not counted against your twelve free transfers per Contract Year. We reserve the right to modify, suspend or terminate any dollar cost averaging program at any time. Dollar cost averaging does not guarantee profits, nor does it assure you will not have losses.

Asset Rebalancing

Once your premium has been allocated among the investment options, the earnings may cause the percentage invested in each investment option to differ from your allocation instructions. You can direct us to automatically rebalance your contract to return to your allocation percentages by selecting our asset rebalancing program. Rebalancing may be on a monthly, quarterly, semiannual or annual basis. The minimum amount of each rebalancing is $1,000.

Currently, there is no charge for asset rebalancing. In addition, a rebalancing is not counted against your twelve free transfers each Contract Year. We reserve the right to modify, suspend or terminate this program at anytime. We also reserve the right to waive the $1,000 minimum amount for asset rebalancing.

INVESTMENT OPTIONS

Variable Investment Options

Variable Account A

Our board of directors authorized the organization of the variable account in 1986. The variable account is maintained pursuant to New York insurance law and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). However, the SEC does not supervise the management or the investment practices of the variable account.

We own the assets in the variable account and use them to support the variable portion of your contract and other variable annuity contracts described in other prospectuses. The variable account’s assets are separate from our other assets and are not chargeable with liabilities arising out of any other business we conduct. Income, gains or losses, whether or not realized, are credited to or charged against the subaccounts of the variable account without regard to income, gains or losses arising out of any of our other business. As a result, the investment performance of each subaccount of the variable account is entirely independent of the investment performance of our general account and of any of our other variable accounts.

The variable account is divided into subaccounts, each of which invests in shares of a different portfolio of a mutual fund. The variable account maintains subaccounts that are not available under the contract. We may, from time to time, add or remove subaccounts and the corresponding portfolios. No substitution of shares of one portfolio for another will be made until you have been notified and the SEC has approved the change. If deemed to be in the best interest of persons having voting rights under the contract, the variable account may be operated as a management company under the 1940 Act, may be deregistered under that Act in the event such registration is no longer required, or may be combined with one or more other variable accounts.

The Fund and Its Portfolios

The AllianceBernstein Variable Products Series Fund, Inc. is a mutual fund registered with the SEC. It has additional portfolios that are not available under the contract.

You should carefully read the fund’s prospectus before investing. The fund prospectus is attached to this prospectus and contains information regarding management of the portfolios, investment objectives, investment advisory fees, and other charges. The prospectus also discusses the risks involved in investing in the portfolios. Below is a summary of the investment objectives of the portfolios available under the contract. There is no assurance that any of these portfolios will achieve its stated objectives.

AllianceBernstein Global Bond Portfolio — seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. dollar and a range of foreign currencies.

AllianceBernstein Global Dollar Government Portfolio — seeks a high level of current income and, secondarily, capital appreciation.

AllianceBernstein Growth Portfolio (Class B) — seeks to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.

AllianceBernstein Growth and Income Portfolio (Class B) — seeks reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

AllianceBernstein High Yield Portfolio — seeks to earn the highest level of current income without assuming undue risk by investing principally in high-yielding fixed income securities rated Baa or lower by Moody’s or BBB or lower by S&P, Duff & Phelps or Fitch or, if unrated, of comparable quality as determined by Alliance.

AllianceBernstein International Portfolio — seeks to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-U.S. companies (or companies incorporated outside the U.S.), companies participating in foreign economies with prospects for growth, and foreign government securities.

AllianceBernstein International Value Portfolio — seeks long-term growth of capital by investing primarily in a diversified portfolio of non-U.S. equity securities with an emphasis on companies that the adviser believes are undervalued.

AllianceBernstein Money Market Portfolio (Class B) — seeks safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives.

AllianceBernstein Americas Government Income Portfolio — seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada or Mexico, their political subdivisions (including Canadian Provinces, but excluding states of the United States), agencies, instrumentalities or authorities.

AllianceBernstein Large Cap Growth Portfolio (Class B) — seeks growth of capital by pursuing aggressive investment policies.

AllianceBernstein Small Cap Growth Portfolio — seeks growth of capital by pursuing aggressive investment policies. Current income is incidental to the portfolio’s objective.

AllianceBernstein Real Estate Investment Portfolio — seeks total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

AllianceBernstein Small/Mid Cap Value Portfolio — seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of companies with small market capitalizations with an emphasis on companies that the adviser believes are undervalued.

AllianceBernstein Global Technology Portfolio (Class B) — seeks growth of capital. Current income is incidental to the portfolio’s objective.

AllianceBernstein Total Return Portfolio — seeks to achieve a high return through a combination of current income and capital appreciation.

AllianceBernstein U.S. Government/High Grade Securities Portfolio — seeks high current income consistent with preservation of capital.

AllianceBernstein Utility Income Portfolio — seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

AllianceBernstein Value Portfolio (Class B) — seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of companies with relatively large market capitalizations that the adviser believes are undervalued.

AllianceBernstein Worldwide Privatization Portfolio — seeks long-term capital appreciation.

Alliance Capital Management L.P. may compensate us for providing administrative services in connection with the portfolios that are offered under the contract. Such compensation is paid from its assets.

Fixed Investment Option

Premium you allocate to the fixed investment option is guaranteed and goes into our general account. The general account is not registered with the SEC. The general account is invested in assets permitted by state insurance law. It is made up of all of our assets other than assets attributable to our variable accounts. Unlike our variable account assets, assets in the general account are subject to claims of owners like you, as well as claims made by our other creditors.

We credit money allocated to the fixed investment option with interest on a daily basis at the guaranteed rate then in effect. The rate of interest to be credited to the general account is determined wholly within our discretion. However, the rate will not be changed more than once per year. We may restrict your ability to allocate amounts to the fixed investment option during any time period that the rate we are crediting on the account is equal to the minimum guaranteed interest rate. Please see your financial advisor to learn about any current restrictions.

If you allocate premium to the fixed investment option, the fixed portion of your Contract Value during the accumulation phase will depend on the total interest we credit to your contract. During the income phase, each annuity payment you receive from the fixed portion of your contract will be for the same amount.

We reserve the right to delay any payment from the general account for up to six months from the date we receive the request at our Administrative Office, as permitted by law.

CHARGES AND DEDUCTIONS

Insurance Charges

Each day, we deduct insurance charges from your Contract Value. This is done as part of our calculation of the value of Accumulation Units during the accumulation phase and of Annuity Units during the income phase. The insurance charges are the mortality, expense risk and administrative charge.

Mortality and Expense Risk Charge

The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the daily value of the variable portion of your contract. We will not increase this charge. It compensates us for assuming the risks associated with our obligations to make annuity payments, provide the death benefit, and cover the cost of administering the contract. If the charges under the contract are not sufficient, we will bear the loss. If the charges are sufficient, we will keep the balance of this charge as profit.

Administrative Charge

The administrative charge is equal, on an annual basis, to 0.15% of the daily value of the variable portion of your contract. It compensates us for our administrative expenses, which include preparing the contract, confirmations and statements, and maintaining contract records. If this charge is not enough to cover the costs of administering the contract, we will bear the loss.

Optional Death Benefit Charges

The fee for the optional death benefit charges is deducted monthly as a percentage of your average daily net asset value as shown below:

Annual Ratchet Plan	0.10%

Surrender Charge

If you surrender your contract prior to the Annuity Date during the first seven years after a premium payment, we will assess a surrender charge as a percentage of premium withdrawn as shown below:

	Premium Year							Thereafter
	1	2	3	4	5	6	7
Surrender Charge	6%	6%	5%	5%	4%	3%	2%	None

For purposes of calculating the surrender charge, we treat surrenders as coming from the oldest premiums first (i.e., first-in, first-out). However, we will not assess a surrender charge on that portion of a surrender equal to the greater of:

(1)	the Contract Value less premium paid, or

(2)	up to 10% of premium paid, less the amount of any prior surrender.

You will not receive the benefit of this “free withdrawal amount” if you participate in the systematic withdrawal program. If you make a partial surrender, we will deduct the surrender charge, if any, pro rata from the remaining value in your contract. If insufficient value remains in your contract, then we will deduct the surrender charge from the amount you are to receive as a result of your surrender request. Likewise, we will deduct a surrender charge on a full surrender from the amount you are to receive.

Contract Maintenance Fee

During the accumulation phase, we will deduct a contract maintenance fee of $30 from your contract on each Contract Anniversary. We will not increase this fee. It compensates us for the expenses incurred to establish and maintain your contract. If you surrender the entire value of your contract, the contract maintenance fee will be deducted prior to the surrender. During the income phase, we will pro rate the contract maintenance fee and deduct it from the annuity payments.

We do not deduct the contract maintenance fee if your Contract Value is $50,000 or more when the deduction is to be made.

Premium Taxes

We will deduct from your Contract Value any premium tax imposed by the state or locality where you reside. Premium taxes currently imposed on the contract by various states range from 0% to 3.5% of premiums paid. These taxes are due either when premium is paid or when annuity payments begin. It is our current practice to charge you for these taxes when annuity payments begin or if you surrender the contract in full. In the future, we may discontinue this practice and assess the tax when it is due or upon the payment of the death benefit.

Income Taxes

Although we do not currently deduct any charges for income taxes attributable to your contract, we reserve the right to do so in the future.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various portfolios. These charges are described in the prospectus for the AllianceBernstein Variable Products Series Fund, Inc. and are summarized in the fee table.

Reduction or Elimination of Certain Charges and Additional Amounts Credited

We may reduce or eliminate the surrender charge or the administrative charge or change the minimum premium requirement when the contract is sold to groups of individuals under circumstances that reduce our sales expenses. We will determine the eligibility of such groups by considering factors such as:

(1)	the size of the group;

(2)	the total amount of premium we expect to receive from the group;

(3)	the nature of the purchase and the persistency we expect in that group;

(4)	the purpose of the purchase and whether that purpose makes it likely that expenses will be reduced; and

(5)	any other circumstances that we believe are relevant in determining whether reduced sales expenses may be expected.

We may also waive or reduce the surrender charge and/or contract maintenance fee in connection with contracts sold to employees, employees of affiliates, registered representatives, employees of broker-dealers which have a current selling agreement with us, and immediate family members of those persons. Any reduction or waiver may be withdrawn or modified by us.

ACCESS TO YOUR MONEY

Generally

Contract Value is available in the following ways:

•	by surrendering all or part of your Contract Value during the accumulation phase;

•	by receiving annuity payments during the income phase;

•	when we pay a death benefit.

Generally, surrenders are subject to a surrender charge, a contract maintenance fee and, if it is a full surrender, premium taxes. Surrenders may also be subject to income tax and a penalty tax.

To make a surrender you must send a complete and detailed written request to our Administrative Office. We will calculate your surrender as of the close of business of the NYSE at the value next determined after we receive your request. To surrender your entire Contract Value, you must also send us your contract.

Under most circumstances, partial surrenders must be for a minimum of $500. We require that your Contract Value be at least $2,000 after the partial surrender. If the Contract Value would be less than $2,000 as a result of a partial surrender, we may cancel the contract. Unless you provide us with different instructions, partial surrenders will be made pro rata from each investment option in which your contract is invested.

We may be required to suspend or postpone the payment of a surrender for an undetermined period of time when:

•	the NYSE is closed (other than a customary weekend and holiday closings);

•	trading on the NYSE is restricted;

•	an emergency exists such that disposal of or determination of the value of shares of the portfolios is not reasonably practicable;

•	the SEC, by order, so permits for the protection of owners.

Systematic Withdrawal Program

The systematic withdrawal program allows you to make regularly scheduled withdrawals from your Contract Value of at least $200 each on a monthly, quarterly, semiannual, or annual basis. In order to initiate the program, your Contract Value must be at least $24,000. A maximum of 10% of your Contract Value may be withdrawn in a Contract Year.

Surrender charges are not imposed on withdrawals under this program, nor is there any charge for participating in this program. You may not elect this program if you have made a partial surrender earlier in the same Contract Year. In addition, the free withdrawal amount is not available in connection with partial surrenders you make while participating in the systematic withdrawal program. You will be entitled to the free withdrawal amount on and after the Contract Anniversary next following the termination of the systematic withdrawal program.

Systematic withdrawals will begin on the first scheduled withdrawal date selected by you following the date we process your request. In the event that your value in a specified portfolio or the fixed investment option is not sufficient to make a withdrawal or if your request for systematic withdrawal does not specify the investment options from which to deduct withdrawals, withdrawals will be deducted pro rata from your Contract Value in each portfolio and the fixed investment option.

You may cancel the systematic withdrawal program at any time by written request. It will be cancelled automatically if your Contract Value falls below $1,000. In the event the systematic withdrawal program is canceled, you may not elect to participate in the program again until the next Contract Anniversary.

If your contract is issued in connection with an individual retirement annuity or 403(b) Plan, you are cautioned that your rights to implement a systematic withdrawal program may be subject to the terms and conditions of your plan, regardless of the terms and conditions of your contract. Moreover, implementation of the systematic withdrawal program may subject you to adverse tax consequences, including a 10% tax penalty if you are under age 59 1/2. See “Taxes” for a general discussion of the various tax consequences.

For information, including the necessary enrollment form, please check with our Administrative Office. We reserve the right to modify, suspend or terminate this program at any time.

ANNUITY PAYMENTS

Generally

Beginning on the Annuity Date, the Annuitant will receive monthly annuity payments. You may choose annuity payments that are fixed, variable or a combination of fixed and variable.

You select the Annuity Date, which must be the first day of a month and must be at least one year after we issue your contract. You may change the Annuity Date at least 30 days before payments are to begin. However, annuity payments must begin by the first day of the month following the Annuitant’s 90th birthday. Certain states may require that annuity payments begin prior to such date and we must comply with those requirements.

You may change the Annuitant at any time prior to the Annuity Date. If you are not the Annuitant and the Annuitant dies before the Annuity Date, you must notify us and designate a new Annuitant.

Annuity Options

The contract offers the three annuity options described below. Other annuity options may be made available, including other guarantee periods and options without life contingencies, subject to our discretion. If you do not choose an annuity option, we will make annuity payments in accordance with option 2. However, if the annuity payments are for joint lives, we will make payments in accordance with option 3. Where permitted by state law, we may pay the annuity in one lump sum if your Contract Value is less than $2,000. In addition, if your annuity payments would be less than $100 per month, we have the right to change the frequency of your payment to be on a semiannual or annual basis so that the payments are at least $100.

Option 1 — Life Income

Under this option, we will make monthly annuity payments as long as the Annuitant is alive. Annuity payments stop when the Annuitant dies.

Option 2 — Life Income With 10 Year Guarantee

Under this option, we will make monthly annuity payments as long as the Annuitant is alive with the additional guarantee that payments will be made for a period you select of at least 10 years. If the Annuitant dies before all guaranteed payments have been made, the rest will be paid to the beneficiary for the remainder of the period.

Option 3 — Joint and Last Survivor Annuity

Under this option, we will make monthly annuity payments as long as either the Annuitant or Joint Annuitant is alive. Upon the death of the Annuitant, we will continue to make annuity payments so long as the Joint Annuitant is alive.

Variable Annuity Payments

The value of variable income payments, if elected, is based on an assumed interest rate (“AIR”) of 5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable variable investment options. If the performance of the variable investment options selected is equal to the AIR, the income payments will remain constant. If performance of variable investment options is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

If you choose to have any portion of your annuity payments based on the variable investment options, the amount of your payments will depend upon:

•	your Contract Value in the portfolios on the Annuity Date;

•	the 5% assumed investment rate used in the annuity table for the contract;

•	the performance of the portfolios you selected;

•	the annuity option you selected.

If the actual performance exceeds the 5% assumed rate, the annuity payments will increase. Similarly, if the actual rate is less than 5%, the annuity payments will decrease. The SAI contains more information.

Transfers During Income Phase

Transfers during the income phase are subject to the same limitations as transfers during the accumulation phase. See “The Contract — Transfers During Accumulation Phase.” However, you may only make one transfer each month and you may only transfer money among the variable investment options. You may not transfer money from the fixed investment option to the variable investment options or from the variable investment options to the fixed investment option.

Deferment of Payments

We may defer making fixed annuity payments for up to six months subject to state law. We will credit interest to you during the deferral period.

DEATH BENEFIT

Death of Owner Before the Annuity Date

If you die before the Annuity Date and the contract is jointly owned, the death benefit is payable to the surviving joint owner. If you die before the Annuity Date and there is no surviving joint owner, the death benefit is payable to the beneficiary. We will determine the value of the death benefit as of the date we receive proof of death in a form acceptable to us. If ownership is changed from one natural person to another natural person, the death benefit will equal the Contract Value. If the surviving joint owner, if any, or designated beneficiary is your spouse, he or she can elect to continue the contract and become the owner. We determine the amount of the death benefit based on the death benefit option you select at the time of application, if any, and calculate it in accordance with the terms of that option as described below. The amount of the death benefit will never be less than the traditional death benefit. If you select the annual ratchet plan, the death benefit will be the greatest of the traditional death benefit or the annual ratchet plan. Not all death benefit options may be available in all states.

Traditional Death Benefit

Under the traditional death benefit, we will pay the amount equal to the greatest of:

(1)	the Contract Value;

(2)	the total of all premium paid reduced proportionally by any surrenders in the same proportion that the Contract Value was reduced on the date of a surrender; or

(3)	the greatest Contract Value at any seventh Contract Anniversary reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender, plus any premiums paid subsequent to that Contract Anniversary.

The traditional death benefit will be paid unless you specify otherwise.

Optional Death Benefit

Annual Ratchet Plan.    We will pay a death benefit equal to the greatest of:

(1)	the Contract Value;

(2)	the total of all premium paid reduced proportionally by any surrenders in the same proportion that the Contract Value was reduced on the date of a surrender; or

(3)	the greatest Contract Value at any Contract Anniversary reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender, plus any premiums paid subsequent to that Contract Anniversary.

The annual ratchet plan will be in effect if:

(1)	you select it on your application; and

(2)	the charge for the annual ratchet plan is shown in your contract.

The annual ratchet plan will cease to be in effect when we receive your written request to discontinue it.

Payment to Surviving Joint Owner or Beneficiary

Upon your death if prior to the Annuity Date, the surviving joint owner or the beneficiary, as applicable, may elect the death benefit to be paid as follows:

(1)	payment of the entire death benefit within five years of the date of your death; or

(2)	payment over the recipient’s lifetime with distribution beginning within one year of your date of death.

If no payment option is elected within sixty days of our receipt of proof of your death, a single sum settlement will be made at the end of the sixty-day period following such receipt. Upon payment of a death benefit, the contract will end.

Death of Owner After the Annuity Date

If you are not the Annuitant, and if your death occurs on or after the Annuity Date, no death benefit will be payable under the contract. Any guaranteed payments remaining unpaid will continue to be paid to the Annuitant pursuant to the annuity option in force at the date of your death. If the contract is not owned by an individual, the Annuitant will be treated as the owner and any change of the named Annuitant will be treated as if the owner died.

Death of Annuitant

Before the Annuity Date

If you are not the Annuitant, and if the Annuitant dies before the Annuity Date, you may name a new Annuitant. If you do not name a new Annuitant within sixty days after we are notified of the Annuitant’s death, we will deem you to be the new Annuitant.

After the Annuity Date

If an Annuitant dies after the Annuity Date, the remaining payments, if any, will be as specified in the annuity option in effect when the Annuitant died. We will require proof of the Annuitant’s death. The remaining benefit, if any, will be paid to the beneficiary at least as rapidly as under the method of distribution in effect at the Annuitant’s death. If you were not the Annuitant and no beneficiary survives the Annuitant, we will pay any remaining benefit to you.

PERFORMANCE

Occasionally, we may advertise certain performance information for one or more subaccounts, including average annual total return and yield information. A subaccount’s performance information is based on its past performance only and is not intended as an indication of future performance.

When we advertise the average annual total return of a subaccount, it will be calculated for one, five, and ten year periods or, where a subaccount has been in existence for a period of less than one, five, or ten years, for such lesser period. Average annual total return is measured by comparing the value of the investment in a subaccount at the beginning of the relevant period to the value of the investment at the end of the period. It assumes the deduction of any surrender charge that would be payable if the contract was surrendered at the end of the period. Then the average annual compounded rate of return is calculated to produce the value of the investment at the end of the period. We may simultaneously present returns that do not reflect all of the contract charges or assume a surrender and, therefore, do not deduct a surrender charge.

When we advertise the yield of a subaccount we will calculate it based upon a given thirty-day period. The yield is determined by dividing the net investment income earned per Accumulation Unit during the period by the value of an Accumulation Unit on the last day of the period.

When we advertise the performance of the money market subaccount we may advertise the yield or the effective yield in addition to the average annual total return. The yield of the money market subaccount refers to the income generated by an investment in that subaccount over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the money market subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

Average annual total return at the variable account level is lower than at the underlying portfolio level because it is reduced by all contract charges except optional benefit charges (i.e., surrender charge, mortality and expense risk charge, administrative charge, and contract maintenance fee). Similarly, yield and effective yield at the variable account level are lower than at the portfolio level because they are also reduced by all contract charges except optional benefit charges.

TAXES

Note: The basic summary below addresses broad federal taxation matters, and generally does not address state taxation issues or questions. It is not tax advice. We caution you to seek competent tax advice about your own circumstances. We do not guarantee the tax status of your annuity. Tax laws constantly change; therefore, we cannot guarantee that the information contained herein is complete and/or accurate. We have included an additional discussion regarding taxes in the SAI.

Annuity Contracts in General

The Internal Revenue Code (“IRC”) provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts (“IRAs”), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

Tax Treatment of Distributions — Non-Qualified Contracts

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is longer; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.

Tax Treatment of Distributions — Qualified Contracts (including governmental 457(b) eligible deferred compensation plans)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan and continued for a period of 5 years until you attain age 59 1/2, whichever is longer; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order (does not apply to IRAs). This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

The IRC limits the withdrawal of an employee’s voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b) (7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b) (7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer’s plan.

Minimum Distributions

Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs.

A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract’s maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. Generally, we are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

Tax Treatment of Death Benefits

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits “incidental death benefits.” The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

Contracts Owned by a Trust or Corporation

A Trust or Corporation (“Non-Natural Owner”) that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract’s value in excess of the owner’s cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

Gifts, Pledges and/or Assignments of a Contract

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract’s cash value to the extent it exceeds your cost basis. The recipient’s cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and (b) the plan funding vehicle is not an IRA.

Diversification and Investor Control

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as “investor control.” It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as “Pension Plan Contracts” for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

OTHER INFORMATION

American International Life Assurance Company of New York

We are a stock life insurance company organized under the laws of New York. We were incorporated in 1962. Our principal business address is 70 Pine Street, New York, NY 10270. We provide a full range of life insurance policies and annuity contracts. We are an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”), which serves as the holding company for a number of companies engaged in the international insurance business in approximately 130 countries and jurisdictions around the world.

We may occasionally publish in advertisements, sales literature and reports the ratings and other information assigned to AIG by one or more independent rating organizations such as A.M. Best Company, Moody’s and Standard & Poor’s. The purpose of the ratings is to reflect the rating organization’s opinion of our financial strength and should not be considered as bearing on the investment performance of assets held in the variable account.

The ratings are not recommendations to purchase our life insurance or annuity products or to hold or sell these products, nor do the ratings comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization’s judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the variable account or the degree of risk associated with an investment in the variable account.

Ownership

This prospectus describes both individual flexible premium deferred variable annuity contracts and group flexible premium deferred variable annuity contracts. The individual and group contracts described in this prospectus are identical except that the individual contract is issued directly to the individual owner. A group contract is issued to a contract holder for the benefit of the participants in the group. If you are a participant in the group you will receive a certificate evidencing your ownership. You, either as the owner of an individual contract or as the owner of a certificate, are entitled to all the rights and privileges of ownership. As used in this prospectus, the term contract is equally applicable to an individual contract or to a certificate.

Voting Rights

To the extent required by law, we will vote the portfolio shares held in the variable account at shareholder meetings in accordance with instructions received from persons having a voting interest in the portfolio. However, if legal requirements or our interpretation of present law changes to permit us to vote the portfolio shares in our own right, we may elect to do so.

Prior to the Annuity Date, you hold a voting interest in each portfolio in whose corresponding subaccount you have Contract Value. We determine the number of portfolio shares that are attributable to you by dividing the corresponding value in a particular portfolio by the net asset value of one portfolio share. After the Annuity Date, we determine the number of portfolio shares that are attributable to you by dividing the reserve maintained in a particular portfolio to meet the obligations under the contract by the net asset value of one portfolio share. The number of votes that you will have a right to cast will be determined as of the record date established by each portfolio.

We will solicit voting instructions by mail prior to the shareholder meeting. Each person having a voting interest in a portfolio will receive proxy material, reports and other materials relating to the appropriate portfolios. We will vote shares in accordance with instructions received from the person having a voting interest. We will vote shares for which we receive no timely instructions and any shares not attributable to owners in proportion to the voting instructions we have received.

The voting rights relate only to amounts invested in the variable account. There are no voting rights with respect to funds allocated to the fixed investment option.

Payments in Connection with Distribution of the Contract

Payments to Broker-Dealers

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract (“Contract Commissions”). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 5.5% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We may pay broker-dealers support fees in the form of additional cash or non-cash compensation. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the firm’s registered representatives about our products, our participation in sales conferences and educational seminars and allowing broker-dealers to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.

You should discuss with your broker-dealer and/or registered representative any potential conflicts of interest that may arise as a result of the way they are compensated for selling the contract.

Our affiliate, AIG Equity Sales Corp. (“AIGESC”), 70 Pine Street, New York, New York, acts as the distributor of the contract. AIGESC is a wholly owned subsidiary of American International Group, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

Payments We Receive

In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation of up to 0.20% annually based on assets under management from the Series Fund’s investment adviser or its affiliates for services related to the availability of the Underlying Funds in the contract. Furthermore, the Series Fund’s investment adviser or its affiliates may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.

Administration of the Contract

We are ultimately responsible for the administrative servicing of your contract, and have engaged an administrator for servicing assistance.

Please contact our Annuity Service Center if you have any comment, question or service request:

Delaware Valley Financial Services

P.O. Box 3031

Berwyn, PA 19312-0031

(800) 255-8402

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

Legal Proceedings

There are no pending legal proceedings that, in our judgment, are material with respect to the variable account.

FINANCIAL STATEMENTS

Financial statements of American International Life Assurance Company of New York and of the Variable Account A are included in the SAI, which may be obtained without charge by calling (800) 255-8402 or writing to Delaware Valley Financial Services, LLC, 300 Berwyn Park, P.O. Box 3031, Berwyn, PA 19312-0031. The financial statements have also been filed electronically with the SEC and can be obtained through its website at http://www.sec.gov.

APPENDIX A

CONDENSED FINANCIAL INFORMATION

VARIABLE ACCOUNT A

ACCUMULATION UNIT VALUES*

(for an Accumulation Unit outstanding throughout the period)

As of December 31, 2004

	2004	2003	2002	2001	2000	1999	1998	1997
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO
Accumulation Unit Value
Beginning of Period	16.75	15.00	13.01	13.23	13.26	14.32	12.73	12.82
End of Period	18.11	16.75	15.00	13.01	13.23	13.26	14.32	12.73
Accum Units o/s @ end of period	79,929.52	117,991.55	106,481.38	87,368.37	120,938.09	143,078.76	170.885.41	161,242.31
ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO
Accumulation Unit Value
Beginning of Period	28.50	21.66	18.91	17.54	15.59	12.54	16.24	14.55
End of Period	30.94	28.50	21.66	18.91	17.54	15.59	12.54	16.24
Accum Units o/s @ end of period	82,597.77	123,888.61	96,972.15	104,669.97	111,186.16	111,574.88	145,266.04	179,585.93
ALLIANCEBERNSTEIN GROWTH PORTFOLIO
Accumulation Unit Value
Beginning of Period	22.18	16.65	23.48	31.12	38.26	28.85	22.73	17.73
End of Period	25.10	22.18	16.65	23.48	31.12	38.26	28.85	22.73
Accum Units o/s @ end of period	654,423.55	745,640.19	844,713.94	1,208,542.21	1,562,901.11	111,666,132.37	1,653,158.58	1,695,515.74
ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
Accumulation Unit Value
Beginning of Period	35.23	26.97	35.08	35.45	31.57	28.74	24.11	18.99
End of Period	38.73	35.23	26.97	35.08	35.45	31.57	28.74	24.11
Accum Units o/s @ end of period	808,239.35	950,739.76	1,132,749.08	1,614,034.37	1,896,833.03	222,088,797.99	2,005,770.75	1,868,628.86
ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO
Accumulation Unit Value
Beginning of Period	10.31	8.54	8.93	8.79	9.40	9.78	10.30	N/A
End of Period	10.98	10.31	8.54	8.93	8.79	9.40	9.78	10.30
Accum Units o/s @ end of period	289,665.82	350,020.69	286,111.51	205,170.96	250,504.53	311,807.12	161,632.20	4,116.47

CONDENSED FINANCIAL INFORMATION

VARIABLE ACCOUNT A

ACCUMULATION UNIT VALUES*

(for an Accumulation Unit outstanding throughout the period)—continued

As of December 31, 2004

	2004	2003	2002	2001	2000	1999	1998	1997
ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO
Accumulation Unit Value
Beginning of Period	13.31	10.26	12.28	16.04	20.29	14.68	13.17	12.92
End of Period	15.44	13.31	10.26	12.28	16.04	20.29	14.68	13.17
Accum Units o/s @ end of period	357,722.37	382,398.87	405,946.82	539,574.31	640,478.13	629,923.79	658,768.46	612,030.95
ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
Accumulation Unit Value
Beginning of Period	13.02	9.15	9.78	N/A	N/A	N/A	N/A	N/A
End of Period	16.07	13.02	9.15	9.78	N/A	N/A	N/A	N/A
Accum Units o/s @ end of period	115,287.40	102,116.98	76,926.59	7,540.05	N/A	N/A	N/A	N/A
ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO
Accumulation Unit Value
Beginning of Period	12.83	12.94	12.98	12.71	12.17	11.79	11.39	10.99
End of Period	12.74	12.83	12.94	12.98	12.71	12.17	11.79	11.39
Accum Units o/s @ end of period	292,434.72	440,656.69	757,587.75	1,377,871.15	1,208,991.25	1,440,087.19	1,165,714.86	919,968.32
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO
Accumulation Unit Value
Beginning of Period	19.30	18.23	16.65	16.31	14.71	13.70	13.35	12.35
End of Period	19.96	19.30	18.23	16.65	16.31	14.71	13.70	13.35
Accum Units o/s @ end of period	210,308.66	278,622.23	325,425.61	349,119.64	474,012.68	452,117.14	506,676.27	469,970.73
ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO(1)
Accumulation Unit Value
Beginning of Period	26.97	21.30	31.14	38.15	46.37	35.54	24.36	18.45
End of Period	27.82	25.90	21.30	31.14	38.15	46.37	35.54	24.36
Accum Units o/s @ end of period	784,872.76	947,670.42	1,097,342.20	1,612,696.67	2,088,447.24	2,092,20.32	1,758,411.11	1,411,993.79
ALLIANCEBERNSTEIN QUASAR GROWTH PORTFOLIO(2)
Accumulation Unit Value
Beginning of Period	10.59	7.21	10.72	12.46	13.46	11.66	12.38	10.58
End of Period	11.97	10.59	7.21	10.72	12.46	13.46	11.66	12.38
Accum Units o/s @ end of period	487,781.73	540,857.32	578,339.45	718,113.71	866,069.80	756,712.16	902,341.60	629,523.13

CONDENSED FINANCIAL INFORMATION

VARIABLE ACCOUNT A

ACCUMULATION UNIT VALUES*

(for an Accumulation Unit outstanding throughout the period)—continued

As of December 31, 2004

	2004	2003	2002	2001	2000	1999	1998	1997
ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO
Accumulation Unit Value
Beginning of Period	17.24	12.55	12.40	11.35	9.09	9.71	12.16	N/A
End of Period	23.05	17.24	12.55	12.40	11.35	9.09	9.71	12.16
Accum Units o/s @ end of period	204,740.16	211,939.80	232,560.59	216,931.09	217,027.19	191,461.45	200,970.16	184,436.41
ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO(3)
Accumulation Unit Value
Beginning of Period	14.27	10.24	11.08	N/A	N/A	N/A	N/A	N/A
End of Period	16.79	14.27	10.24	11.08	N/A	N/A	N/A	N/A
Accum Units o/s @ end of period	248,366.28	273,204.80	239,548.81	102,467.17	N/A	N/A	N/A	N/A
ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO(4)
Accumulation Unit Value
Beginning of Period	14.92	10.50	18.27	24.78	32.02	18.48	11.44	10.90
End of Period	15.51	14.92	10.50	18.27	24.78	32.02	18.48	11.44
Accum Units o/s @ end of period	788,040.90	948,318.16	1,097,452.61	1,537,916.21	1,927,579.02	1,399,804.13	959,429.79	1,033,596.21
ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO
Accumulation Unit Value
Beginning of Period	22.66	19.30	21.89	21.71	19.56	18.62	16.14	13.52
End of Period	24.37	22.66	19.30	21.89	21.71	19.56	18.62	16.14
Accum Units o/s @ end of period	492,613.03	569,535.84	595,010.93	712,271.45	585,294.73	521,657.49	558,929.44	568,896.78
ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
Accumulation Unit Value
Beginning of Period	16.06	15.67	14.75	13.86	12.66	13.16	12.33	11.50
End of Period	16.43	16.06	15.67	14.75	13.86	12.66	13.16	12.33
Accum Units o/s @ end of period	591,268.00	723,276.61	1,052,029.00	618,869.20	541,211.40	704,381.77	760,115.22	601,935.75

(1)	Effective May 2, 2005, AllianceBernstein Premier Growth Portfolio changed its name to AllianceBernstein Large Cap Growth Portfolio.
(2)	Effective May 1, 2004, AllianceBernstein Quasar Portfolio changed its name to AllianceBernstein Small Cap Growth Portfolio.
(3)	Effective May 2, 2005, AllianceBernstein Small Cap Value Portfolio changed its name to AllianceBernstein Small/Mid Cap Value Portfolio.
(4)	Effective May 2, 2005, AllianceBernstein Technology Portfolio changed its name to AllianceBernstein Global Technology Portfolio.

CONDENSED FINANCIAL INFORMATION

VARIABLE ACCOUNT A

ACCUMULATION UNIT VALUES*

(for an Accumulation Unit outstanding throughout the period)—continued

As of December 31, 2004

	2004	2003	2002	2001	2000	1999	1998	1997
ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
Accumulation Unit Value
Beginning of Period	16.84	14.24	18.55	24.27	22.08	18.75	15.35	12.38
End of Period	20.64	16.84	14.24	18.55	24.27	22.08	18.75	15.35
Accum Units o/s @ end of period	198,179.15	214,285.85	228,027.35	332,091.40	393,588.41	367,300.62	356,279.99	341,317.44
ALLIANCEBERNSTEIN VALUE PORTFOLIO
Accumulation Unit Value
Beginning of Period	10.85	8.56	9.98	N/A	N/A	N/A	N/A	N/A
End of Period	12.13	10.85	8.56	9.98	N/A	N/A	N/A	N/A
Accum Units o/s @ end of period	386,606.83	405,118.08	321,428.75	212,874.39	N/A	N/A	N/A	N/A
ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO
Accumulation Unit Value
Beginning of Period	19.90	14.07	14.89	18.26	24.04	15.35	14.04	12.86
End of Period	24.38	19.90	14.07	14.89	18.26	24.04	15.35	14.04
Accum Units o/s @ end of period	203,218.76	220,532.05	256,592.11	350,202.20	493,898.77	520,828.28	495,811.65	495,269.51

CONDENSED FINANCIAL INFORMATION

VARIABLE ACCOUNT A

ACCUMULATION UNIT VALUES*

(for an Accumulation Unit outstanding throughout the period)—continued

As of December 31, 2004

1996
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO
Accumulation Unit Value
Beginning of Period	12.24
End of Period	12.82
Accum Units o/s @ end of period	145,722.74
ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO
Accumulation Unit Value
Beginning of Period	11.81
End of Period	14.55
Accum Units o/s @ end of period	76,451.58
ALLIANCEBERNSTEIN GROWTH PORTFOLIO
Accumulation Unit Value
Beginning of Period	13.99
End of Period	17.73
Accum Units o/s @ end of period	1,541,465.58
ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
Accumulation Unit Value
Beginning of Period	15.52
End of Period	18.99
Accum Units o/s @ end of period	1,324,216.31
ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO
Accumulation Unit Value
Beginning of Period	N/A
End of Period	N/A
Accum Units o/s @ end of period	N/A
ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO
Accumulation Unit Value
Beginning of Period	12.22
End of Period	12.92
Accum Units o/s @ end of period	525,023.12
ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO
Accumulation Unit Value
Beginning of Period	10.64
End of Period	10.99
Accum Units o/s @ end of period	890,464.95
ALLIANCEBERNSTEIN NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
Accumulation Unit Value
Beginning of Period	10.55
End of Period	12.35
Accum Units o/s @ end of period	279,368.63

CONDENSED FINANCIAL INFORMATION

VARIABLE ACCOUNT A

ACCUMULATION UNIT VALUES*

(for an Accumulation Unit outstanding throughout the period)—continued

As of December 31, 2004

1996
ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO
Accumulation Unit Value
Beginning of Period	15.25
End of Period	18.45
Accum Units o/s @ end of period	1,026,432.81
ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
Accumulation Unit Value
Beginning of Period	10.00
End of Period	10.58
Accum Units o/s @ end of period	179,808.73
ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO
Accumulation Unit Value
Beginning of Period	N/A
End of Period	N/A
Accum Units o/s @ end of period	N/A
ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO
Accumulation Unit Value
Beginning of Period	10.00
End of Period	10.90
Accum Units o/s @ end of period	431,529.41
ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO
Accumulation Unit Value
Beginning of Period	11.90
End of Period	13.52
Accum Units o/s @ end of period	455,709.19
ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
Accumulation Unit Value
Beginning of Period	11.38
End of Period	11.50
Accum Units o/s @ end of period	552,183.99
ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
Accumulation Unit Value
Beginning of Period	11.64
End of Period	12.38
Accum Units o/s @ end of period	305,608.09
ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO
Accumulation Unit Value
Beginning of Period	11.01
End of Period	12.86
Accum Units o/s @ end of period	224,339.58

TABLE OF CONTENTS OF

THE STATEMENT OF ADDITIONAL INFORMATION

Please forward a copy (without charge) of the American International Life Assurance Company of New York Ovation Variable Annuity Statement of Additional Information to:

(Please print or type and fill in all information.)

Name

Address

City/State/Zip

Date

Signed

Return to:	Annuity Service Center
Delaware Valley Financial Services, LLC
P.O. Box 3031
Berwyn, PA 19312-0031

                            AI LIFE INSURANCE COMPANY
                               VARIABLE ACCOUNT A
  SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 12, 2005
               AllianceBernstein Ovation Variable Annuity

--------------------------------------------------------------------------------

The date of the Statement of Additional Information ("SAI") is hereby changed to
October 21, 2005.

Add a new subsection to the "General Information" section following the
"American International Life Assurance Company of New York" subsection, as follows:

National Union Fire Insurance Company of Pittsburgh, PA.

     National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union")
is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's
principal executive office is located at 70 Pine Street, New York, New York
10270. National Union is licensed in all 50 states of the United States and the
District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is a wholly owned subsidiary of American International Group, Inc.

Add a new subsection to the "Financial Statements" section, as follows:

National Union Financial Statements

     The statutory statement of admitted assets, liabilities, capital and surplus of National Union Fire Insurance Company of Pittsburgh, Pa. as of
December 31, 2004, and the related statutory statements of income and changes in capital and surplus and of cash flow for the year then ended appear elsewhere herein, in reliance on the report (which contains an explanatory paragraph relating to National Union Fire Insurance Company of Pittsburgh, Pa.'s
adjustment to unassigned surplus at January 1, 2004) of PricewaterhouseCoopers
LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

     You should only consider the financial statements of National Union that we include in this SAI as bearing on the ability of National Union, as guarantor, to meet its obligations under the guarantee.

   Please keep this supplement with your Statement of Additional Information.

Dated: October 21, 2005

                                   Page 1 of 1

STATEMENT OF ADDITIONAL INFORMATION

May 2, 2005

OVATION VARIABLE ANNUITY

issued by

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

through its

VARIABLE ACCOUNT A

This statement of additional information is not a prospectus. It should be read in conjunction with the prospectus describing the flexible premium deferred annuity contract. The prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the prospectus dated May 2, 2005, call us at (800) 255-8402 or write to us at Delaware Valley Financial Services, LLC, 300 Berwyn Park, P.O. Box 3031, Berwyn, PA 19312-0031.

2

GENERAL INFORMATION

American International Life Assurance Company of New York

A description of American International Life Assurance Company of New York and its ownership is contained in the prospectus. We will provide for the safekeeping of the assets of Variable Account A.

Independent Accountants

Our financial statements have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose offices are located in Houston, Texas.

Distributor

Our affiliate, AIG Equity Sales Corp. (“AIGESC”), 70 Pine Street, New York, New York, acts as the distributor of the contract. AIGESC is a wholly owned subsidiary of American International Group, Inc. Commissions not to exceed 5.5% of premiums will be paid to entities that sell the contract. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services. Commissions are paid by Variable Account A directly to selling dealers and representatives on behalf of AIGESC.

Potential Conflicts

Shares of the funds may be sold only to separate accounts of life insurance companies. They may be sold to our other separate accounts, as well as to separate accounts of other affiliated or unaffiliated life insurance companies, to fund variable annuity contracts and variable life insurance policies. It is conceivable that, in the future, it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in a fund simultaneously. Although neither we nor the funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity owners, each fund’s board of directors will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. If a material irreconcilable conflict were to occur, we will take whatever steps are deemed necessary, at our expense, to remedy or eliminate the irreconcilable material conflict. As a result, one or more insurance company separate accounts might withdraw their investments in the fund. This might force the fund to sell securities at disadvantageous prices.

CALCULATION OF PERFORMANCE DATA

Yield and Effective Yield Quotations for the Money Market Subaccount

The yield quotation for the money market subaccount will be for the seven days ended on the date of the most recent balance sheet of Variable Account A included in the registration statement. It will be computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit in the money market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, dividing the difference by the value of the account at the beginning of

3

the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.

Any effective yield quotation for the money market subaccount will be for the seven days ended on the date of the most recent balance sheet of Variable Account A included in the registration statement and will be carried at least to the nearest hundredth of one percent. It will be computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit in the money market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

Effective Yield = [(Base Period Return + 1)/365/7/]-1

For purposes of the yield and effective yield quotations, the hypothetical charge reflects all deductions that are charged to all owner accounts in proportion to the length of the base period. For any fees that vary with the size of the account, the account size is assumed to be the money market subaccount’s mean account size. The yield and effective yield quotations do not reflect the surrender charge that may be assessed at the time of withdrawal in an amount ranging up to 6% of the requested withdrawal amount, with the specific percentage applicable to a particular withdrawal depending on the length of time the premium was held under the contract and whether withdrawals had been previously made during that Contract Year. No deductions or sales loads are assessed upon annuitization under the contract. Realized gains and losses from the sale of securities and unrealized appreciation and depreciation of the money market subaccount and the corresponding portfolio are excluded from the calculation of yield.

Yield Quotations for Other Subaccounts

Yield quotations will be based on the thirty-day period ended on the date of the most recent balance sheet of Variable Account A included in the registration statement, and are computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

Yield = 2[(a - b + 1)/6/ - 1]
cd

Where: a = net investment income earned during the period by the portfolio attributable to shares owned by the Subaccount.

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of Accumulation Units outstanding during the period

d = the maximum offering price per Accumulation Unit on the last day of the period.

Yield quotations for a subaccount reflect all recurring contract charges (except surrender charge). For any charge that varies with the size of the account, the account size is assumed to be the respective subaccount’s mean account size.

A surrender charge may be assessed at the time of withdrawal in an amount ranging up to 6% of the requested withdrawal amount, with the specific percentage applicable to a particular withdrawal depending on the length of time the premium was held under the contract, and whether withdrawals had previously been made during that Contract Year.

4

Standardized Performance Data

The total return quotations for all of the subaccounts will be average annual total return quotations for one, five, and ten year periods (or, where a subaccount has been in existence for a period of less than one, five or ten years, for such lesser period) ended on the date of the most recent balance sheet of Variable Account A and for the period from the date monies were first placed into the subaccounts until the aforesaid date. This type of performance information is referred to as standardized performance and is based on the life of the subaccount. The quotations are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the particular period at the end of the particular period

The average annual total return quotations reflect all portfolio expenses and all contract charges except optional benefit charges and assume a total surrender at the end of the particular period. For any charge that varies with the size of the account, the account size is assumed to be the respective subaccount’s mean account size.

Non-Standardized Performance Data

Non-standardized performance data will be calculated in a manner similar to the average annual total return described above for the subaccounts. It is average annual total return for the underlying portfolios for one, three, five, and ten year periods (or, where a portfolio has been in existence for a period of less than one, three, five or ten years, for such lesser period). For purposes of determining non-standardized average annual total return, the actual investment performance of each portfolio is reflected from the date such portfolio commenced operations even though the contract may not have been available at that time. The quotations are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the particular period at the end of the particular period

Non-standardized average annual total return quotations reflect all portfolio expenses and all contract charges except the contract maintenance fee and the optional benefit charges. For any charge that varies with the size of the account, the account size is assumed to be the respective subaccount’s mean account size. The calculations do not assume a total surrender as of the end of the particular period and, therefore, no surrender charge is reflected.

5

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax deferred compounding on Variable Account A’s investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation phase, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The chart shows accumulations on an initial investment or premium of a given amount, assuming hypothetical gross annual returns compounded annually, and a stated assumed rate. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity in a chart reflect the deduction of contractual expenses such as the 1.25% mortality and expense risk charge, the 0.15% administrative charge, and the $30 contract maintenance fee, but not the expenses of an underlying investment portfolio. In addition, these values assume that the owner does not surrender the contract or make any partial surrenders until the end of the period shown. The chart assumes a full surrender at the end of the period shown and the payment of taxes at the 31% rate on the amount in excess of the premium.

In developing tax-deferral charts, we will follow these general principles:

(1)	the assumed rate of earnings will be realistic;

(2)	the chart will depict accurately the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges;

(3)	comparative charts for accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender; and

(4)	a narrative accompanying the chart will disclose prominently that there may be a 10% tax penalty on a surrender by an owner who has not reached age 59 1/2.

The rates of return illustrated are hypothetical and are not an estimate or guaranty of performance. Actual tax rates may vary for different taxpayers.

ANNUITY PROVISIONS

Variable Annuity Payments

A variable annuity is an annuity with payments which are not predetermined as to dollar amount and will vary in amount with the net investment results of the applicable subaccounts. At the Annuity Date, the Contract Value in each subaccount will be applied to the applicable annuity tables contained in the contract. The annuity table used will depend upon the payment option chosen. The same Contract Value amount applied to each payment option may produce a different initial annuity payment. If, as of the Annuity Date, the then current annuity rates applicable to the contract will provide a larger income than that guaranteed for the same form of annuity under the contract, the larger amount will be paid.

The first annuity payment for each subaccount is determined by multiplying the amount of the Contract Value allocated to that subaccount by the factor shown in the table for the option selected, divided by 1000. The dollar amount of subsequent annuity payments is determined as follows:

(a)	The dollar amount of the first annuity payment is divided by the Annuity Unit value as of the Annuity Date. This establishes the number of Annuity Units for each monthly payment. The number of Annuity Units remains fixed during the annuity payment period, subject to any transfers.

6

(b)	The fixed number of Annuity Units is multiplied by the Annuity Unit value for the Valuation Period fourteen days prior to the date of payment.

The total dollar amount of each variable annuity payment is the sum of all subaccount variable annuity payments less the pro-rata amount of the administrative charge.

Annuity Unit Value

The value of an Annuity Unit for each subaccount was arbitrarily set initially at $10. This was done when the first portfolio shares were purchased. The Annuity Unit value at the end of any subsequent Valuation Period is determined by multiplying the subaccount’s Annuity Unit value for the immediately preceding Valuation Period by the quotient of (a) and (b) where:

•	(a) is the net investment factor for the Valuation Period for which the Annuity Unit value is being determined; and

•	(b) is the assumed investment factor for such Valuation Period.

The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the assumed investment rate of 5%.

Net Investment Factor

The net investment factor is used to determine how investment results of a portfolio affect the Annuity Unit value of the subaccount from one Valuation Period to the next. The net investment factor for each subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

•	(a) is equal to:

(i)	the net asset value per share of the portfolio held in the subaccount determined at the end of that Valuation Period, plus

(ii)	the per share amount of any dividend or capital gain distribution made by the portfolio held in the subaccount if the “ex-dividend” date occurs during that same Valuation Period, plus or minus

(iii)	a per share charge or credit, which we determine, for changes in tax reserves resulting from investment operations of the subaccount.

•	(b) is equal to:

(i)	the net asset value per share of the portfolio held in the subaccount determined as of the end of the prior Valuation Period, plus or minus

(ii)	the per share charge or credit for any change in tax reserves for the prior Valuation Period.

•	(c) is equal to:

(i)	the percentage factor representing the mortality and expense risk charge, plus

(ii)	the percentage factor representing the administrative charge.

The net investment factor may be greater or less than the assumed investment factor. Therefore, the Annuity Unit value may increase or decrease from Valuation Period to Valuation Period.

7

TAXES

General

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the “Code” or “IRC”) governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Withholding Tax on Distributions

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For “eligible rollover distributions” from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution “rolled over” or transferred to another eligible plan in a direct “trustee to trustee” transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived.

An “eligible rollover distribution” is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401(a) or 403(a) or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to “roll over” the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding

8

requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification — Separate Account Investments

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered “Pension Plan Contracts” for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

Non-Natural Owners

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Multiple Contracts

The Code provides that multiple Nonqualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Nonqualified annuity contract from the same issuer in any calendar year.

Tax Treatment of Assignments of Qualified Contracts

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified

9

domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a domestic relations order.)

Tax Treatment of Gifting, Assigning, or Transferring Ownership of a Nonqualified Contract

If you transfer ownership of your Nonqualified Contract to a person other than your spouse (or former spouse if incident to divorce) you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Nonqualified Contract and receive payment less than the Contract’s value, you will also be liable for the tax on the Contract’s value above your purchase payments not previously withdrawn. The new Contract owner’s purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Trustee to Trustee Transfers of Qualified Contracts

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another Qualified contract of the same plan type or to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract.

Partial 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS’s acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

Qualified Plans

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions

10

or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: “H.R. 10 Plans”

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of “tax-sheltered annuities” by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2005 is $14,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $4,000 in 2005 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2005 may not exceed the lessor of $42,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2005 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2005. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2005 is the lessor of $3,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2005. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $160,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

11

Conversion into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service (“IRS”). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Sections 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, public employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees’ gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

Economic Growth and Tax Relief Reconciliation Act of 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration.

12

Additional Provisions

We will require proof of age and sex of the Annuitant before making any life annuity payment provided for by the contract. If the age or sex of the Annuitant has been misstated, we will compute the amount payable based on the correct age and sex. If annuity payments have begun, any underpayment that may have been made will be paid in full with the next annuity payment, including interest at the minimum annual rate of 3%. Any overpayments, including interest at the minimum annual rate of 3%, unless repaid to us in one sum, will be deducted from future annuity payments until we are repaid in full.

If a contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

We will give the payee under an annuity payment option a settlement contract for the payment option.

You may assign the contract prior to the Annuity Date. You must send a dated and signed written request to our Administrative Office accompanied by a duly executed copy of any assignment. We are not responsible for the validity of any assignment.

Financial Statements

PricewaterhouseCoopers LLP (“PWC”), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for AI Life. AIG uses PWC as its corporate-wide auditing firm.

AI Life Financial Statements

The balance sheets of AI Life at December 31, 2004 and 2003 (restated) and the related statements of income, shareholder’s equity, cash flows and comprehensive income for the three years ended December 31, 2004, appearing herein, have been audited by PWC, independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

You should consider the financial statements of AI Life that we include in this SAI primarily as bearing on the ability of AI Life to meet its obligations under the Contracts.

Separate Account Financial Statements

The statement of net assets as of December 31, 2004 and the related statement of operations for the year then ended and statements of changes in net assets for the two years ended December 31, 2004 of the Separate Account, appearing herein, have been audited by PWC, independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

13

                      AMERICAN INTERNATIONAL LIFE ASSURANCE
                               COMPANY OF NEW YORK
                          (a wholly-owned subsidiary of
                       American International Group, Inc.)

                    REPORT ON AUDITS OF FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

[LETTERHEAD] PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Suite 2900
1201 Louisiana
Houston, TX 77002-5678
Telephone (713) 356-4000

             Report of Independent Registered Public Accounting Firm

To the Shareholder and Board of Directors
American International Life Assurance Company of New York:

In our opinion, the accompanying balance sheets as of December 31, 2004 and 2003 and the related statements of income, shareholder's equity, cash flows and comprehensive income present fairly, in all material respects, the financial position of American International Life Assurance Company of New York (an
indirect wholly-owned subsidiary of American International Group, Inc.) at
December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.
These financial statements are the responsibility of the Company's management.
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.

As discussed in Note 15 to the financial statements, the Company has restated
its financial statements as of December 31, 2003 and 2002 and for the years then ended.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
April 29, 2005

                                       F-2

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                                 BALANCE SHEETS
                                 (in thousands)

                                                                 December 31,      December 31,
                                                                     2004              2003
                                                               ---------------   ---------------
                                                                                    (Restated)
Assets

Investments:
Fixed maturities:
        Bonds available for sale, at fair value                $     8,083,232   $     7,791,941
        (cost: 2004 - $7,509,178; 2003 - $7,282,256)
Equity securities available for sale, at fair value                      1,807             1,652
        (cost: 2004 - $1,837; 2003 - $994)
Mortgage loans on real estate                                          368,752           414,008
Policy loans                                                            11,258            11,115
Other long-term investments                                             55,608            79,779
Short-term investments, at cost (approximates fair value)               15,157            93,935
                                                               ---------------   ---------------
    Total investments                                                8,535,814         8,392,430
Cash                                                                     2,282             2,275
Investment income due and accrued                                      119,047           116,023
Reinsurance assets                                                      46,974            37,266
Deferred policy acquisition costs                                       65,126            85,908
Amounts due from related parties                                         9,396            17,525
Other assets                                                            16,264             8,629
Assets held in separate accounts                                       204,782           216,087
                                                               ---------------   ---------------
    Total assets                                               $     8,999,685   $     8,876,143
                                                               ===============   ===============

                 See accompanying notes to financial statements.

                                       F-3

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                                 BALANCE SHEETS
                      (in thousands, except share amounts)

                                                                 December 31,      December 31,
                                                                     2004              2003
                                                               ---------------   ---------------
                                                                                    (Restated)
Liabilities

  Policyholders' contract deposits                             $     4,913,931   $     5,059,693
  Future policy benefits for life and accident
    and health insurance contracts                                   2,565,402         2,347,473
  Reserve for unearned premiums                                          1,425             5,338
  Policy and contract claims                                            75,310            61,034
  Income taxes payable                                                  81,688            58,520
  Derivative liabilities, at fair value                                 21,933            19,448
  Amounts due to related parties                                        18,200                 -
  Other liabilities                                                     47,634           185,825
  Liabilities related to separate accounts                             204,782           216,087
                                                               ---------------   ---------------
          Total liabilities                                          7,930,305         7,953,418
                                                               ---------------   ---------------
Shareholder's equity

  Common stock, $200 par value; 16,125 shares
    authorized, issued and outstanding                                   3,225             3,225
  Additional paid-in capital                                           238,025           238,025
  Accumulated other comprehensive income                               294,796           249,925
  Retained earnings                                                    533,334           431,550
                                                               ---------------   ---------------
          Total shareholder's equity                                 1,069,380           922,725
                                                               ---------------   ---------------
Total liabilities and shareholder's equity                     $     8,999,685   $     8,876,143
                                                               ===============   ===============

                 See accompanying notes to financial statements

                                       F-4

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                              STATEMENTS OF INCOME
                                 (in thousands)

                                                             Years ended December 31,
                                                   -------------------------------------------
                                                       2004            2003           2002
                                                   ------------    ------------   ------------
                                                                    (Restated)     (Restated)
Revenues:
  Premiums and other considerations                $    424,185    $    390,408   $    216,291
  Net investment income                                 548,964         545,549        536,071
  Realized capital gains (losses)                       (15,833)            743        (95,214)
                                                   ------------    ------------   ------------
          Total revenues                                957,316         936,700        657,148
                                                   ------------    ------------   ------------
Benefits and expenses:
  Death and other benefits                              365,809         324,239        305,223
  Increase in future policy benefits                    159,285         161,385         (3,319)
  Interest credited on policyholder contract
    deposits                                            209,198         221,986        280,974
  Insurance acquisition and other
    operating expenses                                   66,543          79,891         53,790
                                                   ------------    ------------   ------------
          Total benefits and expenses                   800,835         787,501        636,668
                                                   ------------    ------------   ------------
Income before income taxes                              156,481         149,199         20,480
                                                   ------------    ------------   ------------
Income taxes:
     Current                                             61,033          32,870         27,028
     Deferred                                            (6,389)         19,573        (19,351)
                                                   ------------    ------------   ------------
          Total income tax expense                       54,644          52,443          7,677
                                                   ------------    ------------   ------------
Net income before cumulative effect
  of accounting change                                  101,837          96,756         12,803
Cumulative effect of accounting change,
  net of tax                                                (53)              -              -
                                                   ------------    ------------   ------------
Net income                                         $    101,784    $     96,756   $     12,803
                                                   ============    ============   ============

                 See accompanying notes to financial statements

                                       F-5

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF SHAREHOLDERS' EQUITY
                                 (in thousands)

                                                             Years ended December 31,
                                                   -------------------------------------------
                                                       2004            2003           2002
                                                   ------------    ------------   ------------
                                                                    (Restated)     (Restated)
Common stock
Balance at beginning and end of year               $      3,225    $      3,225   $      3,225
                                                   ------------    ------------   ------------
Additional paid-in capital
Balance at beginning of year                            238,025         238,025        197,025
Capital contributions from parent                             -               -         41,000
                                                   ------------    ------------   ------------
Balance at end of year                                  238,025         238,025        238,025
                                                   ------------    ------------   ------------
Accumulated other comprehensive income
  Balance at beginning of year                          249,925         164,210         39,124
  Adjustment (See Note 15)                                    -               -         28,470
                                                   ------------    ------------   ------------
  Balance, as adjusted                                  249,925         164,210         67,594
  Change in net unrealized appreciation of
    investments - net of reclassifications               71,158         136,176        159,465
     Deferred income tax expense on
       above changes                                    (26,218)        (46,313)       (53,088)
  Change in net derivative losses arising from
    cash flow hedging activities                           (107)         (6,381)       (15,017)
  Deferred income tax benefit on above changes               38           2,233          5,256
                                                   ------------    ------------   ------------
 Balance at end of year                                 294,796         249,925        164,210
                                                   ------------    ------------   ------------
Retained earnings
Balance at beginning of year                            431,550         334,794        333,626
Adjustment (See Note 15)                                      -               -        (11,635)
                                                   ------------    ------------   ------------
Balance, as adjusted                                    431,550         334,794        321,991
Net income                                              101,784          96,756         12,803
                                                   ------------    ------------   ------------
Balance at end of year                                  533,334         431,550        334,794
                                                   ------------    ------------   ------------
Total shareholder's equity                         $  1,069,380    $    922,725   $    740,254
                                                   ============    ============   ============

                 See accompanying notes to financial statements

                                       F-6

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                                             Years ended December 31,
                                                   -------------------------------------------
                                                       2004            2003           2002
                                                   ------------    ------------   ------------
                                                                    (Restated)     (Restated)
Cash flows from operating activities:
  Net income                                       $    101,784    $     96,756   $     12,803
Adjustments to reconcile net income to net
  cash provided by operating activities:
     Change in insurance reserves                       228,292         185,168       (139,000)
     Change in accounting principles                         53               -              -
     Change in reinsurance assets                        (9,708)          6,859        151,731
     Change in deferred policy acquisition costs         28,063          42,441        (40,814)
     Interest credited to policyholder contracts        209,198         221,986        280,974
     Change in other policyholders' contracts           (10,870)         19,270       (167,313)
     Change in investment income due and accrued         (3,024)         (1,634)       (17,535)
     Realized capital (gains) losses                     15,833            (743)        95,214
     Change in income taxes - net                        (3,012)         (4,211)       (13,036)
     Change in reserves for commissions, expenses
       and taxes                                         (1,622)            260         (2,058)
     Amortization of premiums and discounts on
       securities                                       (18,423)        (22,912)       (15,106)
     Change in other assets and liabilities - net      (107,665)         47,466        135,188
                                                   ------------    ------------   ------------
Net cash provided by operating activities               428,899         590,706        281,048
                                                   ------------    ------------   ------------
Cash flows from investing activities:
     Sale of fixed maturities                         1,660,282       2,143,951      1,642,037
     Cost of fixed maturities, matured or redeemed      387,337         441,382        759,609
     Sale of equity securities                            2,842          13,053         12,499
     Sale of real estate                                      -               -         36,098
     Purchase of fixed maturities                    (2,262,149)     (2,759,575)    (3,447,345)
     Purchase of equity securities                       (2,935)         (3,263)          (519)
     Purchase of real estate                             (2,110)            721              -
     Mortgage loans funded                              (46,726)        (87,200)       (30,695)
     Repayments of mortgage loans                        91,915          37,641         48,014
     Change in policy loans                                (143)           (755)          (148)
     Change in short-term investments                    78,778         (61,658)        36,342
     Change in other long-term investments                4,272          20,893            369
     Other - net                                          3,835          (3,676)       (49,806)
                                                   ------------    ------------   ------------
Net cash used in investing activities                   (84,802)       (258,486)      (993,545)
                                                   ------------    ------------   ------------
Cash flows from financing activities:
     Deposits on policyholder contracts                 156,631         260,495      1,109,206
     Withdrawals on policyholder contracts             (500,721)       (590,440)      (437,721)
     Capital contribution from parent                         -               -         41,000
                                                   ------------    ------------   ------------
Net cash provided by (used in) financing
  activities                                           (344,090)       (329,945)       712,485
                                                   ------------    ------------   ------------
Change in cash                                                7           2,275            (12)
Cash at beginning of year                                 2,275               -             12
                                                   ------------    ------------   ------------
Cash at end of year                                $      2,282    $      2,275   $          -
                                                   ============    ============   ============

                 See accompanying notes to financial statements

                                       F-7

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF COMPREHENSIVE INCOME
                                 (in thousands)

                                                             Years ended December 31,
                                                   -------------------------------------------
                                                        2004           2003           2002
                                                   ------------    ------------   ------------
                                                                    (Restated)     (Restated)
Net income                                         $    101,784    $     96,756   $     12,803
Other comprehensive income
Change in net unrealized  appreciation of
  investments - net of reclassifications                 71,158         136,176        159,465
    Deferred income tax expense on above
      changes                                           (26,218)        (46,313)       (53,088)
Change in net derivative  losses arising from
  cash flow hedging activities                             (107)         (6,381)       (15,017)
    Deferred income tax benefit on above changes             38           2,233          5,256
                                                   ------------    ------------   ------------
Other comprehensive income                               44,871          85,715         96,616
                                                   ------------    ------------   ------------
Comprehensive income                               $    146,655    $    182,471   $    109,419
                                                   ============    ============   ============

                 See accompanying notes to financial statements.

                                       F-8

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

1.      Nature of Operations

                American International Life Assurance Company of New York (the
                "Company") is part of the Domestic Life Insurance Division (the
                "Life Division") of American International Group, Inc. ("AIG"),
                its ultimate parent. The Company, domiciled in New York, has been doing business since 1962 as a provider of individual and group life insurance, fixed, variable and terminal funding annuities, and structured settlement contracts. The Company is licensed to sell life and accident and health insurance in the
                District of Columbia and all states except Arizona, Connecticut and Maryland. The Company is also licensed in American Samoa,
                U.S. Virgin Islands, Canada and Guam.

2.      Summary of Significant Accounting Policies

        (a)     Basis of Presentation: The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and
                disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. These estimates and assumptions are particularly significant with respect to
                investments, deferred policy acquisition costs and future policy benefits. Ultimate results could differ from those estimates.

        (b)     Statutory Accounting: The Company is required to file financial statements with state regulatory authorities. State insurance laws and regulations prescribe accounting practices for
                calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. The use of such permitted practices by the Company did not have a material effect on statutory capital and surplus at December 31, 2004. Statutory net income and capital and surplus of the Company are as follows (in
                thousands):

                                                    2004          2003
                                                ------------  ------------
                Statutory net income             $   94,673     $  89,931
                Statutory capital and surplus    $  565,893     $ 496,240

                The more significant differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized
                (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins), rather than being charged to operations as incurred; (b) future policy benefits are based on management's best estimates of mortality, interest and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) certain assets
                (principally furniture and equipment, agents' debit balances, computer software and certain other receivables) are reported as assets rather than being charged to retained earnings; (d)
                acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity
                investments; and (e) fixed maturity investments are carried at fair value rather than amortized cost. In addition, statutory accounting principles require life insurance companies to
                establish an asset valuation reserve ("AVR") and an interest maintenance reserve ("IMR"). The AVR is designed to address the credit-related risk for bonds, preferred stocks, derivative instruments and mortgages and market risk for common stocks, real estate and other invested assets. The IMR is composed of related realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

                                       F-9

2.      Summary of Significant Accounting Policies - (continued):

        (c)     Insurance Contracts: The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include limited payment, endowment, guaranteed renewable term life, universal life and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract
                period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated
                in the contracts.

        (d)     Investments: Fixed maturities classified as available-for-sale are recorded at fair value. Interest income with respect to fixed maturity securities is accrued currently. Included in fixed maturities available for sale are collateralized mortgage obligations ("CMOs"). Premiums and discounts arising from the purchase of CMOs are treated as yield adjustments over their estimated lives. Common and non-redeemable preferred stocks are carried at fair value. Dividend income is generally recognized on ex-dividends dates. Short-term investments consists of
                interest bearing cash accounts and money market instruments, and are carried at cost, which approximates fair value.

                Unrealized gains and losses from investments in equity
                securities and fixed maturities available for sale are reflected as a separate component of comprehensive income, net of related deferred acquisition cost amortization and deferred income taxes in shareholder's equity.

                Realized capital gains and losses are determined principally by specific identification. The Company evaluates its investments for impairment. As a matter of policy, the determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgement of the Companies management and a continual review of its
                investment.

                In general, a security is considered a candidate for impairment if it meets any of the following criteria: (a) Trading at a significant (25 percent or more) discount to par, amortized cost
                (if lower) or cost for an extended period of time (nine months or longer); (b) The occurrence of a discrete credit event
                resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or
                (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or (c) In the opinion of the Companies management, it is possible that the Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

                Once a security has been identified as impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price, and recorded as a realized capital loss.

                Mortgage loans on real estate are carried at the unpaid
                principal balance less unamortized loan origination fees and costs and net of an allowance for uncollectible loans. The allowance for losses covers estimated losses based on our
                assessment of risk factors such as potential non-payment or non-monetary default. The allowance is primarily based on a loan-specific review. Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are reported at the lower of amortized cost or fair value of the underlying
                collateral, less estimated cost to sell. There was no allowance for uncollectible loans at December 31, 2004 and 2003.

                                      F-10

2.      Summary of Significant Accounting Policies - (continued):

        (d)     Investments- (continued):

                Policy loans are carried at the aggregate unpaid principal balance. There is no allowance for policy loans, as these loans serve to reduce the death benefits paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

                Other long-term investments consist primarily of limited
                partnerships and other investments not classified elsewhere herein. Partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of other comprehensive income. Partnerships in which the Company holds a five percent or more interest are also carried at fair value and the change in fair value is recorded in net investment income, consistent with the equity method of accounting.

                Securities held under collateral agreements consists primarily of invested collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which
                authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company
                receives primarily cash collateral in an amount in excess of the market value of securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with
                respect to the collateral value and obtains additional
                collateral when necessary to ensure that collateral is
                maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related
                management fees paid to administer the program, is recorded as investment income in the statements of income and comprehensive income.

                Throughout the year, the Company enters into dollar roll
                repurchase agreements, which involve the sale (delivery) of mortgage-backed securities ("MBS") and the repurchase of
                substantially the same pool of securities at a specific price in the future. Such transactions typically involve highly-rated government agency securities and are short-term in nature, typically with a period of 30 days. These dollar roll agreements are utilized by the Company as a financing strategy to enhance the return on its MBS portfolio. At December 31, 2004 and 2003, the Company had no dollar roll agreements outstanding.

                Interest on fixed maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

                Income on mortgage-backed securities is recognized using a constant effective yield based on estimated prepayments of the underlying mortgages. If actual prepayments differ from
                estimated prepayments, a new effective yield is calculated and the net investment in the security is adjusted accordingly. The adjustment is recognized in net investment income.

                                      F-11

2.      Summary of Significant Accounting Policies - (continued):

        (e)     Deferred Acquisition Costs ("DAC"): DAC consists of commissions and other costs that vary with and are primarily related to the production or acquisition of new business. Policy acquisition costs for traditional life insurance products are generally deferred and amortized over the premium paying period of the policy. Policy acquisition costs related to universal life and investment-type products (non-traditional products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits ("EGPs") to be realized over the
                estimated lives of the contracts. EGPs are composed of net investment income, net realized investment gains and losses, mortality and expense margins and surrender charges. The Company reviews, for recoverability, the carrying amount of DAC at least annually. Management considers estimated future gross profits or future premiums, expected mortality, interest earned and
                credited rates, persistency, and expenses in determining whether the carrying amount is recoverable. Any amounts deemed
                unrecoverable are charged to expense.

                With respect to the Company's variable life and annuity
                contracts, the assumption for the long-term annual net growth of the separate and variable account assets used by the Company in the determination of DAC amortization is approximately 10% (the
                "long-term growth rate assumption"). The Company uses a
                "reversion to the mean" methodology which allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would
                approximate 9%, resulting in an average annual growth rate of
                10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC adjustment will occur if management considers the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unachievable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary among companies.

                DAC is adjusted with respect to non-traditional products as a result of changes in the net unrealized gains or losses on debt and equity securities available for sale. That is, as fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to deferred policy acquisition costs equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity and equity securities available for sale that is recorded directly to other comprehensive income.

        (f)     Income Taxes: The Company joins in a consolidated federal income tax return with AIG and its domestic subsidiaries. The Company and AIG have a written tax allocation agreement whereby AIG agrees not to charge the Company a greater portion of the
                consolidated tax liability than would have been paid by the
                Company if it had filed a separate return. Additionally, AIG agrees to reimburse the Company for any tax benefits, if any, arising out of its net losses and tax credits within ninety days after the filing of that consolidated tax return for the year in which these losses and tax credits are utilized. Deferred
                federal income taxes are provided for temporary differences related to the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

                A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a
                valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

                                      F-12

2.      Summary of Significant Accounting Policies - (continued):

        (g)     Premium Recognition and Related Benefits and Expenses: Most
                receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in premiums and other considerations.
                Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC.

                Premiums for traditional life insurance products are recognized when due. A liability for future policy benefits is recorded using the net level premium method.

                For limited payment contracts, primarily the Company's life contingent annuities and terminal funding contracts, net
                premiums are recorded as revenue when due and the difference between the gross premium and the net premium is deferred and recognized in income in a constant relationship to the amount of expected future benefit payments. Reserves for these contracts are based on estimates of the cost of future policy benefits.

                Premiums on accident and health premiums are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums.

        (h)     Policy and Contract Claims: Policy and contract claims include amounts representing: (1) the actual in-force amounts for
                reported life claims and an estimate of incurred but unreported claims; and, (2) an estimate, based upon prior experience, for accident and health reported and incurred but unreported losses.
                The methods of making such estimates and establishing the
                resulting reserves are continually reviewed and updated and any adjustments resulting therefrom are reflected in income
                currently.

        (i)     Separate and Variable Accounts: Separate and variable accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Each account has specific investment objectives, and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims which arise out of any other business of the Company. Investment income, realized investment gains (losses) and policyholder account deposits and withdrawals related to separate accounts are excluded from the statements of income, comprehensive income and cash flows. The Company
                receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in premiums and other considerations in the
                statements of income.

        (j)     Guaranteed Minimum Death Benefits: A majority of the Company's variable annuity products are issued with a death benefit
                feature which provides that, upon the death of a contractholder, the contractholder's beneficiary will receive the greater of (1)
                the contractholder's account value, or (2) a guaranteed minimum death benefit (the "GMDB") that varies by product. These
                benefits have issue age and other restrictions to reduce
                mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contractholder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The Company limits this risk through the use of reinsurance arrangements. Prior to January 1, 2004, the
                Company expensed GMDB-related benefits in the period incurred, and therefore did not provide reserves for future benefits.
                Effective January 1, 2004, the Company does provide reserves for future GMDB-related benefits pursuant to the adoption of
                Statement of Position 03-01, Accounting and Reporting by
                Insurance Enterprises for Certain Non-traditional Long-Duration
                Contracts and for Separate Accounts" ("SOP 03-01"). The GMDB
                liability is determined each period end by estimating the
                expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities

                                      F-13

2.      Summary of Significant Accounting Policies - (continued):

        (j)     Guaranteed Minimum Death Benefits - (continued):

                for minimum guarantees are included in guaranteed minimum death benefits in the statement of income. The company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed minimum death benefits expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

        (k)     Reinsurance: The Company generally limits its exposure to loss on any single insured to $2.5 million by ceding additional risks through reinsurance contracts with other insurers. On an
                exception basis, the Company can increase its exposure to loss on any single insured up to $5 million. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the
                policyholder.

                Reinsurance assets include the balances due from both
                reinsurance and insurance companies under the terms of the
                Company's reinsurance arrangements for ceded unearned premiums, future policy benefits for life and accident and health
                insurance contracts, policyholder contract deposits and policy and contract claims.

        (l)     Derivatives: The Company takes positions from time to time in certain derivative financial instruments in order to mitigate the impact of changes in interest rates or equity markets on cash flows or certain policyholder liabilities. Financial
                instruments used by the Company for such purposes include
                interest rate swaps and foreign currency swaps.

                The Company recognizes all derivatives in the balance sheet at fair value. The financial statement recognition of the change in the fair value of a derivative depends on a number of factors, including the intended use of the derivative and the extent to which it is effective as part of a hedge transaction.

                On the date the derivative contract is entered into, the Company designates the derivative as a fair value hedge or a cash flow hedge. It is a fair value hedge if it hedges subsequent changes in the fair value of a recognized asset or liability or of an unrecognized firm commitment ("fair value" hedge). It is a cash flow hedge if it hedges a forecasted transaction or the
                variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge). The gain or loss in the fair value of a derivative that is designated, qualifies and is highly effective as a fair value hedge is recorded in current period earnings, along with the loss or gains on the hedged item attributed to the hedged risk. The gain or loss in the fair value of a derivative that is designated, qualifies and is highly effective as a cash flow hedge is
                recorded in other comprehensive income until earnings are
                affected by the variability of cash flows.

                The Company documents all relationships between hedging
                instruments and hedged items, as well as its risk-management objectives and strategy for undertaking various hedge
                transactions. This process includes linking all derivatives that are designated as hedges to specific assets or liabilities on the balance sheet, or specific firm commitments. The Company also assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives used in hedging transactions are highly effective in offsetting changes in fair values of hedged items.

                During 2004, there were no hedges that were discontinued or otherwise no longer qualify as hedges. The impact of fair value adjustments on derivatives which do not qualify for hedge
                accounting and any ineffectiveness resulting from hedging
                activities have been recorded in net realized capital gains
                (losses).

                                      F-14

2.      Summary of Significant Accounting Policies - (continued):

        (m)     Reclassifications: Certain prior year items have been
                reclassified to conform with the current period presentation.

        (n)     Recently Issued Accounting Standards: In January 2003, FASB
                issued Interpretation No. 46, "Consolidation of Variable
                Interest Entities" ("FIN46"). FIN46 changes the method of
                determining whether certain entities should be consolidated in the Company's financial statements. An entity is subject to
                FIN46 and is called a Variable Interest Entity ("VIE") if it has
                (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (ii) equity investors that cannot make significant decisions about the entity's operations, or do not absorb the expected losses or receive the expected returns of the entity. A VIE is consolidated by its primary beneficiary, which is the party that has a majority of the expected losses or a majority of the expected residual returns of the VIE, or both.
                All other entities not considered VIEs are evaluated for
                consolidation under existing guidance. In December 2003, the
                FASB issued a revision to Interpretation No. 46 ("FIN46R").

                The provisions of FIN46R are to be applied immediately to VIEs created after January 31, 2003, and to VIEs in which the Company obtains an interest after that date. For VIEs in which the
                Company holds a variable interest that it acquired before
                February 1, 2003, FIN46R was applied as of December 31, 2003.
                For any VIEs that must be consolidated under FIN46R that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE would be initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an
                accounting change.

                The adoption of FIN46R did not have a material impact on the
                Company's results of operations or financial condition.

                The following VIE activities are not consolidated by the Company under FIN46R:

                (i)     The Company uses VIEs primarily in connection with
                        certain guaranteed investment contract programs (GIC
                        Programs). In the GIC Programs, the Company provides
                        guaranteed investment contracts to VIEs which are not
                        controlled by the Company, and in which the Company does
                        not have a direct variable interest, as defined under
                        FIN46R, in the entity. The VIE issues notes or bonds
                        which are sold to third party institutional investors.
                        The Company has no obligation to the investors in the
                        notes or bonds. The proceeds from the securities issued
                        by the VIE are invested by the VIE in the GICs. The
                        Company uses their proceeds to invest in a diversified
                        portfolio of securities, primarily investment grade
                        bonds. Both the assets and the liabilities of the
                        Company arising from these GIC Programs are presented in
                        the Company's balance sheet.

                (ii)    The Company manages collateralized bond and loan
                        obligation trusts (collectively, collateralized debt
                        obligation trust or CDO trust). As asset manager, the
                        Company receives fees for management of the assets held
                        in the CDO trust, which support the issuance of
                        securities sold by the CDO trust. The Company may take
                        minority equity and/or fixed-income security interest in
                        the CDO trust. The Company has entered into such
                        arrangements to expand its asset management activities.
                        Third-party investors have recourse only to the CDO
                        trust, and have no recourse to the Company. The Company
                        does not consolidate these CDO trusts, pursuant to
                        FIN46R.

                                      F-15

2.      Summary of Significant Accounting Policies - (continued):

        (n)     Recently Issued Accounting Standards - (continued):

                (iii)   The Company also invests in assets of VIEs. These VIEs
                        are established by unrelated third parties. Investments
                        include collateralized mortgage backed securities and
                        similar securities backed by pools of mortgages,
                        consumer receivables or other assets. The investment in
                        these VIEs allows the Company to purchase assets
                        permitted by insurance regulations while maximizing
                        their return on these assets. These VIEs are not
                        consolidated by the Company, pursuant to FIN46R.

                In July 2003, the American Institute of Certified Public
                Accountants ("AICPA") issued SOP 03-01. This statement is
                effective as of January 1, 2004 and requires the Company to recognize a liability for GMDB, as discussed above, related to its variable annuity and variable life contracts and modifies certain disclosures and financial statement presentations for these products. The one-time cumulative accounting change upon adoption was $53,000, after taxes, and recorded in the first quarter of 2004. In addition, under SOP 03-01, variable annuity assets held in separate accounts continue to be measured at fair value and reported in summary total on the Company's financial statements, with an equivalent summary total reported for
                related liabilities, if the separate account arrangement meets certain specified conditions. Assets underlying the Company's interest in a separate account (separate account seed money) do not qualify for separate account accounting and reporting. The
                Company is required to "look through" the separate account for the purposes of accounting for its interest therein, and account for and classify separate account seed money based on its nature as if the assets of the separate account underlying the
                Company's interest were held directly by the general account rather than through the separate account structure. The adoption of SOP 03-01 did not have a material impact on the Company's separate accounts or separate account seed money.

                In March 2004, the EITF of the FASB reached a final consensus on
                Issue 03-01, "Meaning of Other-Than-Temporary Impairment and its
                Application to Certain Investments." This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a
                level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company's policy is generally to record income only as cash is received following an impairment of a debt security. In September 2004, the FASB issued Staff
                Position ("FSP") EITF 03-01-1, which defers the effective date of a substantial portion of EITF 03-01, from the third quarter of 2004, as originally required by the EITF, until such time as
                FASB issues further implementation guidance, which is expected sometime in 2005. The Company will continue to monitor
                developments concerning this Issue and is currently unable to estimate the potential effects of implementing EITF 03-01 on the
                Company's financial position or results of operations.

                In June 2004, the FASB issued FSP No. 97-1, "Situations in Which
                Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and
                Reporting by Insurance Enterprises for Certain Long-Duration
                Contracts and for Realized Gains and Losses from the Sale of
                Investments, Permit or Require Accrual of an Unearned Revenue
                Liability." FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-01. The Company's adoption of FSP 97-1 on July 1,
                2004 did not change the accounting for unearned revenue
                liabilities and, therefore, had no impact on the Company's financial position or results of operations. In September 2004, the AICPA SOP 03-01 Implementation Task Force issued a Technical
                Practice Aid ("TPA") to clarify certain aspects of SOP 03-01.
                The Company is currently evaluating the effect of the
                implementation of this TPA in its operations on the Company's financial position or results of operations.

                                      F-16

2.      Summary of Significant Accounting Policies - (continued):

        (n)     Recently Issued Accounting Standards - (continued):

                In December 2004, the FASB issued Statement No. 123 (revised
                2004) ("FAS 123R"), "Share-Based Payment." FAS 123R replaces
                FASB Statement No. 123 ("FAS 123"), "Accounting for Stock-based
                Compensation," and supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees." FAS 123, as originally issued in
                1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees.
                On January 1, 2003, AIG adopted the recognition provisions of
                FAS 123. The effect of the compensation costs, as determined consistent with FAS 123, was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of AIG and, therefore, are not presented herein. FAS 123R is effective for the annual periods beginning after June 15, 2005. AIG and the Company are currently assessing the impact of FAS 123R and believe the impact will not be material to AIG's or the
                Company's results of operations.

3.      Investment Information

        (a)     Net Investment Income: An analysis of net investment income is as follows (in thousands):

                                                       Years ended December 31,
                                             -------------------------------------------
                                                 2004            2003           2002
                                             ------------    ------------   ------------
                                                              (Restated)     (Restated)
        Fixed maturities                     $    512,526    $    510,472   $    490,780
        Equity securities                           2,556             331            860
        Mortgage loans                             30,851          31,058         31,862
        Policy loans                                  780             744            738
        Cash and short-term investments               488             903          2,029
        Other long-term investments                 6,339           8,131         13,014
                                             ------------    ------------   ------------
          Total investment income                 553,540         551,639        539,283
          Investment expenses                      (4,576)         (6,090)        (3,212)
                                             ------------    ------------   ------------
        Net investment income                $    548,964    $    545,549   $    536,071
                                             ============    ============   ============

                                      F-17

3.      Investment Information - (continued):

        (b)     Investment Gains and Losses: The net realized capital gains
                (losses) and change in unrealized appreciation (depreciation) of investments for 2004, 2003 and 2002 are summarized below (in thousands):

                                                             Years ended December 31,
                                                   -------------------------------------------
                                                        2004           2003           2002
                                                   ------------    ------------   ------------
                                                                    (Restated)     (Restated)
        Realized gains (losses) on investments:
        Fixed maturities                           $        634    $      3,844   $    (42,312)
        Equity securities                                   703           1,156         (2,904)
        Mortgage loans                                        -            (722)             -
        Other long-term investments                     (17,170)         (3,535)       (49,998)
                                                   ------------    ------------   ------------
           Realized gains (losses)                 $    (15,833)   $        743   $    (95,214)
                                                   ============    ============   ============
        Change in net unrealized appreciation
          (depreciation) of investments:
        Fixed maturities                           $     64,369    $    180,242   $    226,031
        Equity securities                                  (688)            654          2,181
        Deferred policy acquisition costs                 7,477         (44,555)       (68,692)
        Other                                                 -            (165)           (55)
        Derivative assets                                  (107)         (6,381)       (15,017)
                                                   ------------    ------------   ------------
           Change in net unrealized appreciation
             (depreciation) of investments         $     71,051    $    129,795   $    144,448
                                                   ============    ============   ============

                During 2004, 2003 and 2002, gross gains of $28,807,000,
                $61,092,000 and $67,334,000, respectively, and gross losses of
                $28,173,000, $57,848,000 and $156,746,000, respectively, were realized on dispositions of fixed maturities. The 2004, 2003 and
                2002 losses include writedowns of $5,886,000, $36,639,000 and
                $39,054,000, respectively, for certain securities available for sale, which experienced a decline in value that are deemed other than temporary. The determination that a security has incurred an other than temporary decline in value and the amount of loss recognition requires the judgement of the Company's management and a continual review of its investments.

                During 2004, 2003 and 2002, gross gains of $703,000, $1,177,000 and $465,000, respectively, and gross losses of $0, $21,000, and
                $3,369,000, respectively, were realized on dispositions of equity securities.

                The following table summarizes the gross unrealized losses and cost on fixed maturities and equity securities, aggregated by the length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2004 (in thousands):

                                      12 months or less      Greater than 12 months           Total
                                    ----------------------   ----------------------   -----------------------
                                                 Unrealized                Unrealized              Unrealized
        December 31, 2004          Fair Value      Losses    Fair Value      Losses   Fair Value     Losses
        -----------------          ----------    ----------  ----------   ----------  ----------   ----------
        Fixed maturities            $678,359      $18,895     $215,835      $14,959    $894,194     $33,854
        Equity Securities              1,497          170            -            -       1,497         170
                                    --------      -------     --------      -------    --------     -------
        Total                       $679,856      $19,065     $215,835      $14,959    $895,691     $34,024
                                    ========      =======     ========      =======    ========     =======

                                      F-18

3.      Investment Information - (continued):

        (c)     Amortized Cost and Fair Value of Fixed Maturities and Equity
                Securities: The amortized cost and fair value of investments in fixed maturities and equity securities at December 31, 2004 and
                2003 are as follows (in thousands):

                                                                      Gross         Gross
                                                    Amortized      Unrealized     Unrealized        Fair
        2004                                           Cost           Gains         Losses          Value
        ----                                       ------------   ------------   ------------   ------------
        Fixed maturities:
           U.S. Government and government
             agencies and authorities              $     80,881   $     14,737   $          5   $     95,613
           Foreign Governments                           35,934          3,289             19         39,204
           States, municipalities and
             political subdivisions                      65,719          7,953            603         73,069
           Mortgage-backed securities                   899,067         46,010          4,119        940,958
           All other corporate                        6,427,577        535,919         29,108      6,934,388
                                                   ------------   ------------   ------------   ------------
        Total fixed maturities                     $  7,509,178   $    607,908   $     33,854   $  8,083,232
                                                   ============   ============   ============   ============
           Equity securities                       $      1,837   $        140   $        170   $      1,807
                                                   ============   ============   ============   ============

                                                                      Gross         Gross
                                                    Amortized      Unrealized     Unrealized        Fair
        2003                                           Cost           Gains         Losses          Value
        ----                                       ------------   ------------   ------------   ------------
                                                    (Restated)     (Restated)     (Restated)     (Restated)
        Fixed maturities:
          U.S. Government and government
            agencies and authorities               $     84,724   $     18,337   $         19   $    103,042
          Foreign Governments                            25,664          2,450              -         28,114
          States, municipalities and
            political subdivisions                       41,841          7,748              -         49,589
          Mortgage-backed securities                    895,528         40,151          1,532        934,147
          All other corporate                         6,234,499        487,843         45,293      6,677,049
                                                   ------------   ------------   ------------   ------------
        Total fixed maturities                     $  7,282,256   $    556,529   $     46,844   $  7,791,941
                                                   ============   ============   ============   ============
         Equity securities                         $        994   $        658    $         -   $      1,652
                                                   ============   ============   ============   ============

                The amortized cost and fair value of fixed maturities available for sale at December 31, 2004, by contractual maturity, are shown below (in thousands). Actual maturities could differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Amortized         Fair
                                                       Cost           Value
                                                   ------------   ------------
        Fixed maturity securities, excluding
          mortgage-backed securities:
            Due in one year or less                $    178,254   $    181,698
            Due after one year through five years       945,610        995,123
            Due after five years through ten years    1,932,865      2,070,009
            Due after ten years                       3,553,382      3,895,444
        Mortgage-backed securities                      899,067        940,958
                                                   ------------   ------------
           Total fixed maturity securities         $  7,509,178   $  8,083,232
                                                   ============   ============

                                      F-19

3.      Investment Information - (continued):

        (d)     Net Unrealized Gains (Losses) on Fixed Maturities and Equity
                Securities: Net unrealized gains (losses) on fixed maturities and equity securities included in accumulated other
                comprehensive income at December 31 are as follows (in
                thousands):

                                                       2004            2003          2002
                                                   ------------    ------------  ------------
                                                                    (Restated)    (Restated)
        Gross unrealized gains                     $    608,048    $    557,187  $    501,298
        Gross unrealized losses                         (34,024)        (46,844)     (171,686)
        Deferred policy acquisition costs              (105,770)       (113,247)      (68,692)
        Deferred income tax expense                    (161,051)       (134,833)      (88,520)
                                                   ------------    ------------  ------------
           Net unrealized gains on securities      $    307,203    $    262,263  $    172,400
                                                   ============    ============  ============

        (e)     Fixed Maturities Below Investment Grade: At December 31, 2004
                and 2003, the fixed maturities held by the Company that were below investment grade had an aggregate amortized cost of
                $531,122,642 and $596,986,014, respectively, and an aggregate market value of $553,047,938 and $597,928,332, respectively.

        (f)     Non-income Producing Assets: Non-income producing assets were insignificant to the Company's Statement of Income.

        (g)     Investments Greater than 10% of Equity: There were no individual investment securities in which the market value exceeded 10% of the Company's total shareholders' equity at December 31, 2004.

        (h)     Statutory Deposits: Securities with a carrying value of
                $6,458,281 and $6,520,968 were deposited by the Company under requirements of regulatory authorities as of December 31, 2004 and 2003, respectively.

        (i)     Mortgage Loans: At December 31, 2004, mortgage loans were
                collateralized by properties located in 8 geographic regions, with loans totaling approximately 49% of the aggregate carrying value of the portfolio secured by properties located in the
                Northeast region, 19% by properties located in the West region,
                11% by properties located in the Mid-Atlantic region and 6% in the Mid-West region. No more than 5% of the portfolio was
                secured by properties in any other region.

                At December 31, 2004, the type of property collateralizing the mortgage loan portfolio was approximately 33% for office, 20%
                for residential, 19% for retail, 17% for hotel/motel, 6% for industrial, and 5% other.

4.      Deferred Policy Acquisition Costs

        The following reflects the deferred policy acquisition costs
        (commissions, direct solicitation and other costs) which will be amortized against future income and the related current amortization charged to income, excluding certain amounts deferred and amortized in the same period (in thousands):

                                                            Years ended December 31,
                                                   ------------------------------------------
                                                       2004           2003           2002
                                                   ------------   ------------   ------------
        Balance at beginning of year               $     85,908   $    173,205   $    198,453
        Acquisition costs deferred                        2,883          4,713         59,400
        Amortization charged to income                  (31,142)       (47,455)       (15,160)
        Effect of net unrealized gains/losses             7,477        (44,555)       (68,692)
        Deferred policy acquisition costs
          transfer for terminated reinsurance                 -              -           (796)
                                                   ------------   ------------   ------------
        Balance at end of year                     $     65,126   $     85,908   $    173,205
                                                   ============   ============   ============

                                      F-20

4.      Deferred Policy Acquisition Costs - (continued):

        During 2002, the Company terminated a YRT reinsurance treaty with an affiliate relating to certain group accident and health business. The
        Company released deferred policy acquisition costs totaling $796,000 recorded with respect to this treaty.

5.      Policyholder Contract Deposits and Future Policy Benefits

        (a)     The analysis of the policyholder contract deposit liabilities and future policy benefits at December 31, 2004 and 2003 follows
                (in thousands):

                                                       2004           2003
                                                   ------------   ------------
        Policyholder contract deposits:
        Annuities                                  $  4,356,244   $  4,467,621
        Guaranteed investment contracts (GICs)          356,245        393,674
        Universal life                                  113,913        112,732
        Corporate-owned life insurance                   34,111         32,516
        Other investment contracts                       53,418         53,150
                                                   ------------   ------------
                                                   $  4,913,931   $  5,059,693
                                                   ============   ============

                                                       2004           2003
                                                   ------------   ------------
        Future policy benefits:
        Ordinary life                              $     18,946   $     19,951
        Group life                                       26,849         23,304
        Life contingent annuities                     1,347,729      1,150,861
        Terminal funding                              1,120,582      1,121,810
        Accident and health                              51,296         31,547
                                                   ------------   ------------
                                                   $  2,565,402   $  2,347,473
                                                   ============   ============

        (b)     The liability for policyholder contract deposits has been
                established based on the following assumptions:

                (i)     Interest rates credited on deferred annuities vary by
                        year of issuance and range from 3.0 percent to 6.25
                        percent. Credited interest rate guarantees are generally
                        for a period of one year. Withdrawal charges generally
                        range from 0 percent to 6.0 percent grading to zero over
                        a period of 0 to 7 years.

                (ii)    GICs have market value withdrawal provisions for any
                        funds withdrawn other than benefit responsive payments.
                        Interest rates credited generally range from 3.0 percent
                        to 7.6 percent and maturities range from 3 to 7 years.
                        The vast majority of these GICs mature within 5 years.

                (iii)   Interest rates on corporate-owned life insurance
                        business are guaranteed at 4.0 percent and the weighted
                        average rate credited in 2004 was 5.58 percent.

                (iv)    The universal life funds, exclusive of corporate-owned
                        life insurance business, have credited interest rates of
                        4.5 percent to 5.55 percent and guarantees ranging from
                        4.0 percent to 5.5 percent depending on the year of
                        issue. Additionally, universal life funds are subject to
                        surrender charges that amount to 3.0 percent of the fund
                        balance and grade to zero over a period not longer than
                        20 years.

                                      F-21

5.      Policyholder Contract Deposits and Future Policy Benefits - (continued):

        (c)     The liability for future policy benefits has been established based upon the following assumptions:

                (i)     Interest rates (exclusive of immediate/terminal funding
                        annuities), which vary by year of issuance and products,
                        range from 3.0 percent to 8.0 percent. Interest rates on
                        immediate/terminal funding annuities are at a maximum of
                        7.62 percent and grade to not less than 3.78 percent.

                (ii)    Mortality and withdrawal rates are based upon actual
                        experience modified to allow for variations in policy
                        form. The weighted average lapse rate for individual
                        life, including surrenders, approximated 9.2 percent.

6.      Reserves for Guaranteed Benefits

        Details concerning the Company's guaranteed minimum death benefit (GMDB)
        exposure as of December 31, 2004 were as follows:

                                                   Return of Net Deposits
                                                   Plus a Minimum Return
                                                   ----------------------
                                                    (dollars in millions)
        Account value                                     $ 190
        Net amount at risk (a)                               11
        Average attained age of contract holders             66
        Range of GMDB increase rates (b)               0.00%-10.00%

                (a)     Net amount at risk represents the guaranteed benefit
                        exposure in excess of the current account value if all
                        contract holders died at the same balance sheet date.

                (b)     Reinsured with top rated carriers.

        The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in reserves for fixed annuity contracts on the consolidated balance sheet:

                                                  (In thousands)
        Balance at January 1, 2004 (b)             $         81
        Guaranteed benefits incurred                        225
        Guaranteed benefits paid                           (256)
                                                   ------------
        Balance at December 31, 2004               $         50
                                                   ============

                (b)     Included is the one-time cumulative effect of accounting
                        change resulting from the adoption of SOP 03-01.

        The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2004:

        .       Data used was 1,000 stochastically generated investment
                performance scenarios.
        .       Mean investment performance assumption was 10%.
        .       Volatility assumption was 16%.
        .       Mortality was assumed to be 87.5% of the 1983a table.
        .       Lapse rates vary by contract type and duration and range from 5%
                to 25% with an average of 15%.
        .       The discount rate was 8%.

                                      F-22

7.      Income Taxes

        (a)     Income tax liabilities were as follows (in thousands):

                                                     Years ended December 31,
                                                   ---------------------------
                                                       2004           2003
                                                   ------------   ------------
                                                                   (Restated)
        Current tax receivables                    $     26,343   $     29,720
        Net deferred tax liabilities                   (108,031)       (88,240)
                                                   ------------   ------------
        Income taxes payable                       $    (81,688)  $    (58,520)
                                                   ============   ============

        The components of deferred tax assets and liabilities were as follows
        (in thousands):

                                                     Years ended December 31,
                                                   ---------------------------
                                                       2004           2003
                                                   ------------   ------------
                                                                   (Restated)
        Deferred tax assets:
          Policy reserves                          $     60,539   $     49,977
          Other                                           2,137          8,815
                                                   ------------   ------------
                                                         62,676         58,792
                                                   ------------   ------------
        Deferred tax liabilities:
          Net unrealized gains on debt and
            equity securities available for sale   $    154,790   $    128,539
          Deferred policy acquisition costs               5,546         10,897
          Basis differential of investments               6,546          3,613
          Other                                           3,825          3,983
                                                   ------------   ------------
                                                        170,707        147,032
                                                   ------------   ------------
        Net deferred tax liabilities               $   (108,031)  $    (88,240)
                                                   ============   ============

        (b)     Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus". At December
                31, 2004, the Company had approximately $2.9 million of
                policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under other specified conditions. The Company does not believe that any significant portion of the account will be taxed in the foreseeable future. If the entire policyholders' surplus account became taxable at the current federal income tax rates, the tax would be approximately $1,008,000. The American Jobs Creation
                Act of 2004 modified federal income tax law to allow life
                insurance companies to distribute amounts from policyholders'
                surplus during 2005 and 2006 without incurring federal income tax on the distributions. The Company is evaluating this new law and expects to eliminate its policyholders' surplus balance during these two years.

        (c)     The provision for income taxes differs from the amount of income tax determined by applying the applicable U.S. statutory federal income tax rate of 35% to pretax income as a result of the following differences (in thousands):

                                                            Years ended December 31,
                                                   ------------------------------------------
                                                       2004           2003           2002
                                                   ------------   ------------   ------------
                                                                   (Restated)     (Restated)
        Income tax expense at statutory
          percentage of GAAP pretax income         $     54,768   $     52,220   $      7,168
        State income tax                                    510            892            815
        Prior year true-ups                                (696)          (549)          (495)
        Other                                                62           (120)           189
                                                   ------------   ------------   ------------
              Income tax expense                   $     54,644   $     52,443   $      7,677
                                                   ============   ============   ============

                                      F-23

7.      Income Taxes - (continued):

        (d)     The Internal Revenue Service (IRS) is currently examining the
                Parent's tax return for the tax years 1991 to 2002. Although the final outcome of any issues raised in examination is uncertain, the Parent Company believes that the ultimate liability,
                including interest, will not materially exceed amounts recorded in the consolidated financial statements. The Company has a written agreement with AIG under which each subsidiary agrees to pay AIG an amount equal to the consolidated federal income tax expense, multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. AIG agrees to pay each subsidiary for the tax benefits, if any, of net operating losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

8.      Commitments and Contingencies

                The Company is party to various lawsuits and proceedings arising in the ordinary course of business. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these
                lawsuits and proceedings will not have a material adverse effect on the Company's results of operations and financial position.
                However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

                The Company's ultimate parent, AIG, pursuant to various filings with the SEC, has reported that its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 could not be filed within the prescribed time period due to management changes, as well as AIG's ongoing internal review of the accounting for certain transactions, which review was commenced in connection with regulatory inquiries announced by AIG and described in
                Current Reports on Forms 8-K filed with the SEC by AIG,
                including those filed on February 14, 2005, March 15, 2005 and
                March 30, 2005. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the Company's consolidated financial condition or results of operations.

                The Company had $27.5 million and $25.8 million of unfunded commitments for its investments in limited partnerships at
                December 31, 2004 and 2003, respectively.

9.      Derivative Financial Instruments

        (a)     Use of Derivative Financial Instruments:
                The Company's use of derivative financial instruments is
                generally limited to interest rate and currency swap agreements, and, at times, options to enter into interest rate swap
                agreements (call and put swaptions). The Company is neither a dealer nor a trader in derivative financial instruments.

                Hedge accounting requires a high correlation between changes in fair values or cash flows of the derivative financial instrument and the specific item being hedged, both at inception and
                throughout the life of the hedge. For fair value hedges, gains and losses on both the derivative and the hedged item
                attributable to the risk being hedged are recognized in
                earnings. For both cash flow hedges and foreign currency hedges, to the extent the hedge is effective, gains and losses on both the derivative and the hedged item attributable to the risk being hedged are recognized as a component of other
                comprehensive income in shareholder's equity. Any ineffective portion of both cash flow hedges and foreign currency hedges are reported in net realized investment gains (losses).

                                      F-24

9.      Derivative Financial Instruments - (continued):

        (b)     Interest Rate and Currency Swap Agreements:
                Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed rate basis, or vice versa, and to hedge against the risk of declining interest rates on anticipated security purchases. Interest rate swaps in which the Company agrees to pay a fixed rate and receive a floating rate are accounted for as fair value hedges. Interest rate swaps in which the Company agrees to pay a floating rate and receive a fixed rate are accounted for as cash flow hedges.

                Currency swap agreements are used to convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates and to hedge
                against currency rate fluctuation on anticipated security
                purchases.

                The difference between amounts paid and received on swap
                agreements is recorded on an accrual basis as an adjustment to net investment income or interest expense, as appropriate, over the periods covered by the agreements. The related amount
                payable to or receivable from counterparties is included in derivative liabilities or assets.

                The fair values of swap agreements are recognized in the balance sheets if the hedged investments are carried at fair value or if they hedge anticipated purchases of such investments. In this event, changes in the fair value of a swap agreement are
                reported in net unrealized gains on securities included in other accumulated comprehensive income in shareholder's equity,
                consistent with the treatment of the related investment
                security.

                For swap agreements hedging anticipated investment purchases, the net swap settlement amount or unrealized gain or loss is deferred and included in the measurement of the anticipated transaction when it occurs.

                Swap agreements generally have terms of two to ten years. Any gain or loss from early termination of a swap agreement is deferred and amortized into income over the remaining term of the related investment. If the underlying investment is
                extinguished or sold, any related gain or loss on swap
                agreements is recognized in income.

                Interest rate and currency swap agreements at December 31 were as follows (in millions):

                                                     2004        2003
                                                   --------    --------
        Liability Swaps
        Interest rate swap agreements to receive
          floating rate:
            Notional amount                        $    175    $    175
            Fair value                                   (4)        (10)

        Asset Swaps
        Currency swap agreements (receive U.S.
          dollars/pay Canadian dollars):
            Notional amount (in U.S. dollars)      $     30    $     30
            Fair value                                  (13)         (9)

        Currency swap agreements (receive U.S.
          dollars/pay Euro dollars):
            Notional amount (in U.S. dollars)      $      5    $      5
            Fair Value                                   (2)         (1)

        Currency swap agreements (receive U.S.
          dollars/pay Australian dollars):
            Notional amount (in U.S. dollars)      $      5    $      -
            Fair Value                                  (.3)          -

                                      F-25

9.      Derivative Financial Instruments - (continued):

        (c)     Risks Inherent In the Use of Derivatives:
                Risks inherent in the use of derivatives include market risk, credit risk in the event of non-performance by counterparties, and mismatch risk. Exposure to market risk is mitigated by the fact that all derivatives contracts are executed as effective hedges, the financial effects of which are offset by another financial instrument (investment securities or index-based policy liabilities.) Counterparty credit exposure is limited by entering into agreements with affiliated counterparties or unaffiliated counterparties having high credit ratings.
                Affiliated counterparties are guaranteed by AIG and unaffiliated counterparty credit ratings are monitored on a regular basis.

                Mismatch risk is the risk that hedges are executed improperly or become ineffective over the term of the contracts. Procedures have been implemented at AIG Global Investment Group, the
                Company's affiliated investment advisor, and within the Life
                Division to prevent and detect such mismatches.

10.     Fair Value of Financial Instruments

        Statement of Financial Accounting Standards No. 107 "Disclosures about
                Fair Value of Financial Instruments" ("FASB 107") requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. In the measurement of the fair value of certain of the financial
                instruments, where quoted market prices were not available, other valuation techniques were utilized. These fair value estimates are derived using internally developed valuation methodologies based on available and observable market
                information.

        The fair value and carrying amounts of financial instruments are as follows (in thousands):

                                                      Fair          Carrying
        2004                                          Value          Amount
        ----                                       ------------   ------------
        Cash and short-term investments            $     17,439   $     17,439
        Fixed maturities                              8,083,232      8,083,232
        Equity securities                                 1,807          1,807
        Mortgage and policy loans                       402,558        380,010
        Investment contracts                          4,977,664      4,712,489
        Other long-term investments                      55,608         55,608
        Assets and liabilities related to
          separate accounts                             204,782        204,782
        Derivative liabilities                           21,933         21,933

                                                      Fair          Carrying
        2003                                          Value          Amount
        ----                                       ------------   ------------
                                                                   (Restated)
        Cash and short-term investments            $     96,210   $     96,210
        Fixed maturities                              7,791,941      7,791,941
        Equity securities                                 1,652          1,652
        Mortgage and policy loans                       466,478        425,123
        Investment contracts                          4,947,379      4,861,295
        Other long-term investments                      79,779         79,779
        Assets and liabilities related to
          separate accounts                             216,087        216,087
        Derivative liabilities                           19,448         19,448

                                      F-26

10.     Fair Value of Financial Instruments - (continued):

        (b)     The following methods and assumptions were used by the Company in estimating the fair value of the financial instruments
                presented:

                Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate fair value.

                Fixed maturity securities: Fair value is based principally on independent pricing services, broker quotes and other
                independent information. For securities that do not have readily determinable market prices, the Company estimates their fair value with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company uses its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities.

                Equity securities: Fair values for equity securities were based upon quoted market prices.

                Mortgage loans on real estate and policy loans: Where practical, the fair values of loans on real estate were estimated using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. The fair value of policy loans were estimated to approximate
                carrying value.

                Investment contracts: For guaranteed investment contracts, income annuities and other similar contracts without life
                contingencies, estimated fair values are derived using
                discounted cash flow calculations based upon interest rates currently being offered for similar contracts consistent with those remaining for the contracts being valued.

                Other long-term investments: Fair value of other invested assets is based upon the fair value of the net assets of these
                investments as determined by the general partners.

                Assets and liabilities related to separate accounts: Separate and variable accounts are carried at the quoted market value of the underlying securities. The liabilities for these accounts are equal to the account assets.

                Derivatives: Fair values for derivative assets and liabilities were based upon quoted market prices.

11.     Shareholder's Equity

        (a)     The Company may not distribute dividends to its Parent without prior approval of regulatory agencies. Generally, this limits the payment of such dividends to an amount which, in the opinion of the regulatory agencies, is warranted by the financial
                condition of the Company. The maximum shareholder dividend, which can be paid without prior regulatory approval, is limited to an amount that is based on restrictions relating to statutory surplus. There were no dividends paid in 2004 or 2003.

        (b)     The Company received a cash capital contribution from its parent in the amount of $41 million in 2002.

                                      F-27

12.     Employee Benefits

        Effective January 1, 2002, substantially all of the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

13.     Reinsurance

        (a)     The Company reinsures portions of its life and accident and health insurance risks with unaffiliated companies. Life
                insurance risks are reinsured primarily under coinsurance and yearly renewable term treaties. Accident and health insurance risks are reinsured primarily under coinsurance, excess of loss and quota share treaties. Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a
                component of reinsurance assets. A contingent liability exists with respect to reinsurance ceded to the extent that any
                reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

                The Company also reinsures portions of its life and accident and health insurance risks with affiliated companies (see Note 14).
                The effect of all reinsurance contracts, including reinsurance assumed, is as follows (in thousands, except percentages):

                                                                          Premiums and Other Considerations
                                                  Life       ----------------------------------------------------------
                                                Insurance                      Accident
        December  31, 2004                      in Force         Life         and Health       Annuity        Total
        ------------------                    ------------   ------------    ------------   ------------   ------------
          Gross Premiums                        40,437,034        158,880          48,518        246,866        454,264
               Assumed - Nonaffiliated           1,045,988          2,353               -              -          2,353
               Assumed - Affiliated                    299              -               -              -              -
                                              ------------   ------------    ------------   ------------   ------------
          Total Assumed                          1,046,287          2,353               -              -          2,353
               Ceded - Nonaffiliated               576,871          2,602           7,075            317          9,994
               Ceded - Affiliated                      785            (58)         22,496              -         22,438
                                              ------------   ------------    ------------   ------------   ------------
          Total Ceded                              577,656          2,544          29,571            317         32,432
                                              ------------   ------------    ------------   ------------   ------------
          Net Premiums                          40,905,665        158,689          18,947        246,549        424,185
                                              ============   ============    ============   ============   ============
        Percentage of Amount Assumed to Net            2.6%           1.5%              0%             0%           0.6%

                                      F-28

13.     Reinsurance (continued):

                                                                          Premiums and Other Considerations
                                                  Life       ----------------------------------------------------------
                                                Insurance                      Accident
        December 31, 2003                       in Force         Life         and Health       Annuity        Total
        -----------------                     ------------   ------------    ------------   ------------   ------------
          Gross Premiums                        37,356,256        144,772         42,957        237,875        425,604
               Assumed - Nonaffiliated           1,105,544          3,433            230              -          3,663
               Assumed - Affiliated                    500              -              -              -              -
                                              ------------   ------------   ------------   ------------   ------------
          Total Assumed                          1,106,044          3,433            230              -          3,663
               Ceded - Nonaffiliated               610,020          3,009         13,845            397         17,251
               Ceded - Affiliated                      845          1,593         20,015              -         21,608
                                              ------------   ------------   ------------   ------------   ------------
          Total Ceded                              610,865          4,602         33,860            397         38,859
                                              ------------   ------------   ------------   ------------   ------------
          Net Premiums                          37,851,435        143,603          9,327        237,478        390,408
                                              ============   ============   ============   ============   ============

        Percentage of Amount Assumed to Net            2.9%           2.4%           2.5%             0%           0.9%

                                                                          Premiums and Other Considerations
                                                  Life       ----------------------------------------------------------
                                                Insurance                      Accident
        December 31, 2002                       in Force         Life         and Health       Annuity        Total
        -----------------                     ------------   ------------    ------------   ------------   ------------
          Gross Premiums                        37,923,271        125,430         36,095          85,083        246,608
               Assumed - Nonaffiliated          20,539,992          1,762           (230)              -          1,532
               Assumed - Affiliated                    965             95              -               -             95
                                              ------------   ------------   ------------    ------------   ------------
          Total Assumed                         20,540,957          1,857           (230)              -          1,627
               Ceded - Nonaffiliated               776,580          2,733         10,887             399         14,019
               Ceded - Affiliated               19,405,975             26         17,899               -         17,925
                                              ------------   ------------   ------------    ------------   ------------
          Total Ceded                           20,182,555          2,759         28,786             399         31,944

                                              ------------   ------------   ------------    ------------   ------------
          Net Premiums                          38,281,673        124,528          7,079          84,684        216,291
                                              ============   ============   ============    ============   ============
        Percentage of Amount Assumed to Net           53.7%           1.5%          (3.2)%             0%           0.8%

        (b)     Reinsurance recoveries, which reduced death and other benefits, approximated $19,552,000 and $25,960,000 respectively, for the years ended December 31, 2004 and 2003.

                The Company's reinsurance arrangements do not relieve it from its direct obligation to its insureds. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

                                      F-29

14.     Transactions with Related Parties

        (a)     The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health
                insurance risks. Premium income and commission ceded to
                affiliates amounted to $22,438,000 and $3,411,000, respectively, for the year ended December 31, 2004. Premium income and
                commission ceded for 2003 amounted to $21,607,000 and
                $2,397,000, respectively. Premium income and commission ceded for 2002 amounted to $17,925,000 and $2,473,000, respectively.
                Premium income and commission expense assumed from affiliates aggregated $0 and $0, respectively, for 2004, compared to $0 and
                $0, respectively, for 2003, and $95,000 and $3,000,
                respectively, for 2002.

                In 2003, the Company commuted a ceded reinsurance treaty with
                Lexington Insurance Company that was fully offset by commuting an assumed reinsurance treaty with Metropolitan Life Insurance
                Company, resulting in no net impact to the Company's results of operations or financial position.

        (b)     The Company provides life insurance coverage to employees of the
                Parent and its domestic subsidiaries in connection with the
                Parent's employee benefit plans. The statement of income
                includes $13,302,000 in premiums relating to this business for
                2004, $11,399,000 for 2003, and $4,042,000 for 2002.

        (c)     The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the
                allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31,
                2004, 2003 and 2002, the Company was charged $13,126,000,
                $10,589,000 and $6,556,000, respectively, for expenses
                attributed to the Company but incurred by affiliates. During the same period, the Company received reimbursements from affiliates aggregating $0, $0 and $7,648,000, respectively, for costs incurred by the Company but attributable to affiliates.

        (d)     The Company's insurance policy obligations are guaranteed by
                National Union Fire Insurance Company of Pittsburgh ("National
                Union"), a subsidiary of AIG. This guarantee is unconditional and irrevocable as to outstanding obligations, and the Company's contractholders have the right to enforce the guarantee directly against National Union. While National Union does not publish financial statements, it does file statutory annual and
                quarterly reports with the Pennsylvania Insurance Department, where such reports are available to the public.

                                      F-30

15. Restatement
    -----------

     Certain financial statement components as of December 31, 2003 and 2002 and for the years then ended have been restated. These restatements relate to the corrections of a general allowance for mortgage loans inappropriately set up prior to 2002, an overstatement of reserves in 2002, cash flow information related to certain deposit-type products and other miscellaneous components.

     A summary of the adjustments made and their effect on the financial statements is presented below (in thousands):

                                                            As of and for the year ended      As of and for the year ended
                                                                December 31, 2003                  December 31, 2002
                                                           -----------------------------     -------------------------------
                                                           As originally                     As originally
                                                               Stated       Restated             stated        Restated
                                                           -----------------------------     -------------------------------
Balance Sheets
--------------
    Mortgage loans on real estate                          $    395,008   $   414,008
    Amounts due from related parties                             14,425        17,525
    Total assets                                              8,846,820     8,876,143
    Income taxes payable                                         51,450        58,520
    Other liabilities                                           183,925       185,825
    Total liabilities                                         7,937,225     7,953,418
    Accumulated other comprehensive income                      250,575       249,925
    Retained earnings                                           417,770       431,550
    Total liabilities and shareholders' equity                8,846,820     8,876,143

Statements of Income
--------------------
    Net investment income                                       542,949       545,549         $   540,971     $   536,071
    Realized capital gains (losses)                               1,143           743            (142,314)        (95,214)
    Death and other benefits                                    310,501       324,239             324,161         305,223
    Insurance acquisition and other operating expenses           81,664        79,891              41,144          53,790
    Deferred income tax expense                                  23,473        19,573             (36,936)        (19,351)
    Net income (loss)                                           103,994        96,756             (19,850)         12,803

Statements of Shareholders' Equity
----------------------------------
    Change in net unrealized appreciation of
    investments - net of reclassifications                      134,876       136,176             205,565         159,465
    Deferred income tax expense on above changes                (45,858)      (46,313)            (69,223)        (53,088)
    Accumulated other comprehensive income                      250,575       249,925             165,705         164,210
    Retained earnings                                           417,770       431,550             313,776         334,794
    Total shareholders' equity                                  909,595       922,725             720,731         740,254

                                      F-31

15. Restatement - (continued)
    ------------------------
                                                            As of and for the year ended      As of and for the year ended
                                                                December 31, 2003                  December 31, 2002
                                                           -----------------------------     -------------------------------
                                                           As originally                     As originally
                                                               Stated       Restated             stated        Restated
                                                           -----------------------------     -------------------------------
Statements of Cash Flows
------------------------
    Change in other policyholders' contracts                      (69,434)       19,270             947,993        (167,313)
    Interest credited to policyholder contracts                         -       221,986                   -         280,974
    Change in income taxes - net                                     (311)       (4,211)            (30,621)        (13,036)
    Change in deferred policy acquisition costs                    42,741        42,441             (42,114)        (40,814)
    Realized capital (gains) losses                                (1,143)         (743)            142,314          95,214
    Change in other assets and liabilities - net                   51,566        47,466             124,488         135,188
    Net cash provided by operating activities                     295,154       590,706           1,100,242         281,048
    Change in other long-term investments                          24,693        20,893              (3,431)            369
    Net cash used in investing activities                        (254,686)     (258,486)           (997,345)       (993,545)
    Net policyholder by account deposits/withdrawals              (38,193)            -            (143,909)              -
    Deposits on policyholders contracts                                 -       260,495                   -       1,109,206
    Withdrawals on policyholder contracts                               -      (590,440)                  -        (437,721)
    Net cash provided by (used in) financing activities           (38,193)     (329,945)           (102,909)        712,485

                                      F-32

[LOGO OF AIG AMERICAN GENERAL]

                                                              Variable Account A
                                                                Variable Annuity

                                                                            2004
                                                                   Annual Report

                                                               December 31, 2004

                       American International Life Assurance Company of New York
                          A member company of American International Group, Inc.

[LETTERHEAD] PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Suite 2900
1201 Louisiana
Houston, TX 77002-5678
Telephone (713) 356-4000

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of American International Life Assurance Company of
New York and Contract Owners of American Life Assurance Company of New York
Variable Account A

In our opinion, the accompanying statement of net assets, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Sub-accounts listed in Note A of American
International Life Assurance Company of New York Variable Account A (the
"Separate Account") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the investment companies, provide a reasonable basis for our opinion.

As discussed in Note H to the financial statements, the Separate Account has restated net investment income (loss) and capital gain distributions from mutual funds for certain Sub-accounts for the year ended December 31, 2003, and the related investment income ratio for the years ended December 31, 2003, 2002 and
2001.

PRICEWATERHOUSECOOPERS LLP

April 29, 2005

                                    VA A - 1

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF NET ASSETS
December 31, 2004

                                                                                      Due from (to)
                                                                                        American
                                                                                    International Life
                                                                      Investment       Assurance
                                                                     securities -      Company of
Sub-accounts                                                        at fair value        New York          Net Assets
-----------------------------------------------------------------   -------------   ------------------   --------------
AIM V.I. Capital Appreciation Fund - Series I                       $     319,574   $                -   $      319,574
AIM V.I. International Growth Fund - Series I                             174,024                   (8)         174,016
AllianceBernstein Americas Government Income Portfolio - Class A        4,197,393                    -        4,197,393
AllianceBernstein Global Bond Portfolio - Class A                       1,475,931                  (10)       1,475,921
AllianceBernstein Global Dollar Government Portfolio - Class A          2,555,792                    -        2,555,792
AllianceBernstein Growth and Income Portfolio - Class A                32,226,430                   (3)      32,226,427
AllianceBernstein Growth and Income Portfolio - Class B                10,741,346                    1       10,741,347
AllianceBernstein Growth Portfolio - Class A                           17,038,422                   (1)      17,038,421
AllianceBernstein Growth Portfolio - Class B                            3,231,063                    -        3,231,063
AllianceBernstein High Yield Portfolio - Class A                        3,186,053                   (7)       3,186,046
AllianceBernstein International Portfolio - Class A                     5,558,183                    -        5,558,183
AllianceBernstein International Value Portfolio - Class A               1,853,027                   (8)       1,853,019
AllianceBernstein Money Market Portfolio - Class A                      3,734,318                3,723        3,738,041
AllianceBernstein Money Market Portfolio - Class B                      3,090,981                2,454        3,093,435
AllianceBernstein Premier Growth Portfolio - Class A                   22,146,075                   (1)      22,146,074
AllianceBernstein Premier Growth Portfolio - Class B                    3,679,550                   (1)       3,679,549
AllianceBernstein Real Estate Investment Portfolio - Class A            4,751,841                  (10)       4,751,831
AllianceBernstein Small Cap Growth Portfolio - Class A                  5,932,758                    -        5,932,758
AllianceBernstein Small Cap Value Portfolio - Class A                   4,169,902                   (5)       4,169,897
AllianceBernstein Technology Portfolio - Class A                       12,517,820                    1       12,517,821
AllianceBernstein Technology Portfolio - Class B                        1,666,362                    -        1,666,362
AllianceBernstein Total Return Portfolio - Class A                     12,220,096                   (2)      12,220,094
AllianceBernstein U.S. Government/High Grade Securities
Portfolio - Class A                                                     9,767,798                    -        9,767,798
AllianceBernstein U.S. Government/High Grade Securities
Portfolio - Class B                                                       156,743                    -          156,743
AllianceBernstein Utility Income Portfolio - Class A                    4,096,017                   (2)       4,096,015
AllianceBernstein Value Portfolio - Class B                             4,688,616                   (3)       4,688,613
AllianceBernstein Worldwide Privatization Portfolio - Class A           4,960,728                   (4)       4,960,724
Delaware VIP Balanced Series - Standard class                             149,125                    -          149,125
Delaware VIP Capital Reserves Series - Standard class                     230,442                  277          230,719
Delaware VIP Cash Reserves Series - Standard class                        129,795                   58          129,853
Delaware VIP Growth Opportunities Series - Standard class                 622,841                    -          622,841
Delaware VIP High Yield Series - Standard class                            51,924                    -           51,924
Delaware VIP Value Series - Standard class                              1,608,953                    -        1,608,953
Dreyfus Stock Index Fund, Inc. - Initial shares                         1,672,892                    -        1,672,892
Dreyfus VIF Small Company Stock Portfolio - Initial shares                191,665                   (3)         191,662
Fidelity VIP Asset Manager Portfolio - Initial Class                      590,866                    -          590,866
Fidelity VIP Contrafund Portfolio - Initial Class                         680,482                   (4)         680,478
Fidelity VIP Growth Portfolio - Initial Class                           1,524,043                   (1)       1,524,042
Fidelity VIP High Income Portfolio - Initial Class                        114,747                    -          114,747
Fidelity VIP Investment Grade Bond Portfolio - Initial Class              403,954                    -          403,954
Fidelity VIP Money Market Portfolio - Initial Class                     1,377,926                   (4)       1,377,922
Fidelity VIP Overseas Portfolio - Initial Class                            78,464                   (1)          78,463
Mercury HW International VIP Portfolio                                          -                    -                -
Merrill Lynch Basic Value V.I. Fund - Class I                              98,938                   (1)          98,937
Merrill Lynch Core Bond V.I. Fund - Class I                                71,304                    -           71,304
Merrill Lynch Developing Capital Markets V.I. Fund - Class I                    -                    -                -
Merrill Lynch Global Allocation V.I. Fund - Class I                        62,240                    -           62,240
Merrill Lynch Global Growth V.I. Fund - Class I                            14,366                    -           14,366

                                                                       Contract          Contract          Net assets
                                                                       owners -          owners -        attributable to
                                                                       annuity         accumulation      contract owner
Sub-accounts                                                           reserves          reserves            reserves
-----------------------------------------------------------------   -------------   ------------------   ---------------
AIM V.I. Capital Appreciation Fund - Series I                       $           -   $          319,574   $       319,574
AIM V.I. International Growth Fund - Series I                                   -              174,016           174,016
AllianceBernstein Americas Government Income Portfolio - Class A                -            4,197,393         4,197,393
AllianceBernstein Global Bond Portfolio - Class A                          13,261            1,462,660         1,475,921
AllianceBernstein Global Dollar Government Portfolio - Class A                  -            2,555,792         2,555,792
AllianceBernstein Growth and Income Portfolio - Class A                    19,218           32,207,209        32,226,427
AllianceBernstein Growth and Income Portfolio - Class B                    27,737           10,713,610        10,741,347
AllianceBernstein Growth Portfolio - Class A                                    -           17,038,421        17,038,421
AllianceBernstein Growth Portfolio - Class B                                    -            3,231,063         3,231,063
AllianceBernstein High Yield Portfolio - Class A                            6,095            3,179,951         3,186,046
AllianceBernstein International Portfolio - Class A                             -            5,558,183         5,558,183
AllianceBernstein International Value Portfolio - Class A                       -            1,853,019         1,853,019
AllianceBernstein Money Market Portfolio - Class A                              -            3,738,041         3,738,041
AllianceBernstein Money Market Portfolio - Class B                              -            3,093,435         3,093,435
AllianceBernstein Premier Growth Portfolio - Class A                       11,144           22,134,930        22,146,074
AllianceBernstein Premier Growth Portfolio - Class B                            -            3,679,549         3,679,549
AllianceBernstein Real Estate Investment Portfolio - Class A                5,060            4,746,771         4,751,831
AllianceBernstein Small Cap Growth Portfolio - Class A                      8,750            5,924,008         5,932,758
AllianceBernstein Small Cap Value Portfolio - Class A                           -            4,169,897         4,169,897
AllianceBernstein Technology Portfolio - Class A                                -           12,517,821        12,517,821
AllianceBernstein Technology Portfolio - Class B                                -            1,666,362         1,666,362
AllianceBernstein Total Return Portfolio - Class A                         36,730           12,183,364        12,220,094
AllianceBernstein U.S. Government/High Grade Securities
Portfolio - Class A                                                        42,663            9,725,135         9,767,798
AllianceBernstein U.S. Government/High Grade Securities
Portfolio - Class B                                                             -              156,743           156,743
AllianceBernstein Utility Income Portfolio - Class A                            -            4,096,015         4,096,015
AllianceBernstein Value Portfolio - Class B                                     -            4,688,613         4,688,613
AllianceBernstein Worldwide Privatization Portfolio - Class A               5,296            4,955,428         4,960,724
Delaware VIP Balanced Series - Standard class                                   -              149,125           149,125
Delaware VIP Capital Reserves Series - Standard class                           -              230,719           230,719
Delaware VIP Cash Reserves Series - Standard class                              -              129,853           129,853
Delaware VIP Growth Opportunities Series - Standard class                       -              622,841           622,841
Delaware VIP High Yield Series - Standard class                                 -               51,924            51,924
Delaware VIP Value Series - Standard class                                      -            1,608,953         1,608,953
Dreyfus Stock Index Fund, Inc. - Initial shares                                 -            1,672,892         1,672,892
Dreyfus VIF Small Company Stock Portfolio - Initial shares                      -              191,662           191,662
Fidelity VIP Asset Manager Portfolio - Initial Class                            -              590,866           590,866
Fidelity VIP Contrafund Portfolio - Initial Class                               -              680,478           680,478
Fidelity VIP Growth Portfolio - Initial Class                                   -            1,524,042         1,524,042
Fidelity VIP High Income Portfolio - Initial Class                              -              114,747           114,747
Fidelity VIP Investment Grade Bond Portfolio - Initial Class                    -              403,954           403,954
Fidelity VIP Money Market Portfolio - Initial Class                             -            1,377,922         1,377,922
Fidelity VIP Overseas Portfolio - Initial Class                                 -               78,463            78,463
Mercury HW International VIP Portfolio                                          -                    -                 -
Merrill Lynch Basic Value V.I. Fund - Class I                                   -               98,937            98,937
Merrill Lynch Core Bond V.I. Fund - Class I                                     -               71,304            71,304
Merrill Lynch Developing Capital Markets V.I. Fund - Class I                    -                    -                 -
Merrill Lynch Global Allocation V.I. Fund - Class I                             -               62,240            62,240
Merrill Lynch Global Growth V.I. Fund - Class I                                 -               14,366            14,366

                             See accompanying notes.

                                    VA A - 2

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF NET ASSETS - CONTINUED
December 31, 2004

                                                                                        Due from (to)
                                                                                           American
                                                                                      International Life
                                                                       Investment         Assurance
                                                                      securities -       Company of
Sub-accounts                                                         at fair value         New York          Net Assets
-----------------------------------------------------------------   ---------------   ------------------    ------------
Merrill Lynch High Current Income V.I. Fund - Class I               $        44,247   $                -    $     44,247
Merrill Lynch International Value V.I. Fund - Class I                        28,483                    5          28,488
Merrill Lynch Large Cap Core V.I. Fund - Class I                             19,516                   (1)         19,515
UBS U.S. Allocation Portfolio                                               196,868                    2         196,870
Van Eck Worldwide Emerging Markets Fund                                      68,467                   (1)         68,466
Van Eck Worldwide Hard Assets Fund                                           26,433                    1          26,434
Vanguard LifeStrategy Income Fund                                            50,151                    -          50,151
Vanguard VIF Balanced Portfolio                                             115,360                    -         115,360
Vanguard VIF Capital Growth Portfolio                                        26,761                    -          26,761
Vanguard VIF Diversified Value Portfolio                                     40,909                    -          40,909
Vanguard VIF Equity Income Portfolio                                         26,925                    -          26,925
Vanguard VIF Equity Index Portfolio                                          26,074                    -          26,074
Vanguard VIF Growth Portfolio                                                37,010                    -          37,010
Vanguard VIF High Yield Bond Portfolio                                       25,700                    -          25,700
Vanguard VIF International Portfolio                                         59,473                    -          59,473
Vanguard VIF Mid-Cap Index Portfolio                                         55,921                    -          55,921
Vanguard VIF Money Market Portfolio                                          11,500                    -          11,500
Vanguard VIF REIT Index Portfolio                                            68,951                    -          68,951
Vanguard VIF Short-Term Investment-Grade Portfolio                            5,550                    -           5,550
Vanguard VIF Small Company Growth Portfolio                                  65,236                    -          65,236
Vanguard VIF Total Bond Market Index Portfolio                               49,758                    -          49,758
Vanguard VIF Total Stock Market Index Portfolio                             178,524                    -         178,524

                                                                         Contract         Contract          Net assets
                                                                         owners -         owners -       attributable to
                                                                         annuity        accumulation      contract owner
Sub-accounts                                                             reserves         reserves           reserves
-----------------------------------------------------------------    ---------------   ---------------   ---------------
Merrill Lynch High Current Income V.I. Fund - Class I                $             -   $        44,247   $        44,247
Merrill Lynch International Value V.I. Fund - Class I                              -            28,488            28,488
Merrill Lynch Large Cap Core V.I. Fund - Class I                                   -            19,515            19,515
UBS U.S. Allocation Portfolio                                                      -           196,870           196,870
Van Eck Worldwide Emerging Markets Fund                                            -            68,466            68,466
Van Eck Worldwide Hard Assets Fund                                                 -            26,434            26,434
Vanguard LifeStrategy Income Fund                                             50,151                 -            50,151
Vanguard VIF Balanced Portfolio                                              115,360                 -           115,360
Vanguard VIF Capital Growth Portfolio                                         26,761                 -            26,761
Vanguard VIF Diversified Value Portfolio                                      40,909                 -            40,909
Vanguard VIF Equity Income Portfolio                                          26,925                 -            26,925
Vanguard VIF Equity Index Portfolio                                           26,074                 -            26,074
Vanguard VIF Growth Portfolio                                                 37,010                 -            37,010
Vanguard VIF High Yield Bond Portfolio                                        25,700                 -            25,700
Vanguard VIF International Portfolio                                          59,473                 -            59,473
Vanguard VIF Mid-Cap Index Portfolio                                          55,921                 -            55,921
Vanguard VIF Money Market Portfolio                                           11,500                 -            11,500
Vanguard VIF REIT Index Portfolio                                             68,951                 -            68,951
Vanguard VIF Short-Term Investment-Grade Portfolio                             5,550                 -             5,550
Vanguard VIF Small Company Growth Portfolio                                   65,236                 -            65,236
Vanguard VIF Total Bond Market Index Portfolio                                49,758                 -            49,758
Vanguard VIF Total Stock Market Index Portfolio                              178,524                 -           178,524

                             See accompanying notes.

                                    VA A - 3

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

                                                                         A              B                A+B=C
                                                                                   Mortality and
                                                                      Dividends      expense risk         Net
                                                                        from            and           investment
                                                                       mutual      administrative       income
Sub-accounts                                                           funds           charges          (loss)
----------------------------------------------------------------   -------------   --------------   --------------
AIM V.I. Capital Appreciation Fund - Series I                      $           -   $       (4,555)  $       (4,555)
AIM V.I. International Growth Fund - Series I                              1,020           (2,399)          (1,379)
AllianceBernstein Americas Government Income Portfolio - Class A         243,404          (64,959)         178,445
AllianceBernstein Global Bond Portfolio - Class A                         91,447          (21,926)          69,521
AllianceBernstein Global Dollar Government Portfolio - Class A           243,709          (43,715)         199,994
AllianceBernstein Growth and Income Portfolio - Class A                  300,109         (459,634)        (159,525)
AllianceBernstein Growth and Income Portfolio - Class B                   63,203         (130,879)         (67,676)
AllianceBernstein Growth Portfolio - Class A                                   -         (238,417)        (238,417)
AllianceBernstein Growth Portfolio - Class B                                   -          (43,800)         (43,800)
AllianceBernstein High Yield Portfolio - Class A                         209,588          (45,197)         164,391
AllianceBernstein International Portfolio - Class A                       14,742          (73,974)         (59,232)
AllianceBernstein International Value Portfolio - Class A                  7,262          (19,824)         (12,562)
AllianceBernstein Money Market Portfolio - Class A                        31,021          (64,397)         (33,376)
AllianceBernstein Money Market Portfolio - Class B                        15,904          (50,546)         (34,642)
AllianceBernstein Premier Growth Portfolio - Class A                           -         (319,098)        (319,098)
AllianceBernstein Premier Growth Portfolio - Class B                           -          (52,216)         (52,216)
AllianceBernstein Real Estate Investment Portfolio - Class A              96,347          (58,126)          38,221
AllianceBernstein Small Cap Growth Portfolio - Class A                         -          (80,120)         (80,120)
AllianceBernstein Small Cap Value Portfolio - Class A                      7,397          (56,631)         (49,234)
AllianceBernstein Technology Portfolio - Class A                               -         (182,748)        (182,748)
AllianceBernstein Technology Portfolio - Class B                               -          (23,841)         (23,841)
AllianceBernstein Total Return Portfolio - Class A                       278,454         (177,008)         101,446
AllianceBernstein U.S. Government/High Grade Securities
Portfolio - Class A                                                      303,812         (149,013)         154,799
AllianceBernstein U.S. Government/High Grade Securities
Portfolio - Class B                                                        4,240           (2,360)           1,880
AllianceBernstein Utility Income Portfolio - Class A                      84,811          (54,264)          30,547
AllianceBernstein Value Portfolio - Class B                               40,239          (63,307)         (23,068)
AllianceBernstein Worldwide Privatization Portfolio - Class A             11,012          (62,163)         (51,151)
Delaware VIP Balanced Series - Standard class                              3,327           (1,914)           1,413
Delaware VIP Capital Reserves Series - Standard class                     10,177           (2,873)           7,304
Delaware VIP Cash Reserves Series - Standard class                         1,567           (2,753)          (1,186)
Delaware VIP Growth Opportunities Series - Standard class                      -           (7,123)          (7,123)
Delaware VIP High Yield Series - Standard class                            3,145             (641)           2,504
Delaware VIP Value Series - Standard class                                25,609          (19,369)           6,240
Dreyfus Stock Index Fund, Inc. - Initial shares                           29,563          (23,487)           6,076
Dreyfus VIF Small Company Stock Portfolio - Initial shares                     -           (3,056)          (3,056)
Fidelity VIP Asset Manager Portfolio - Initial Class                      22,363           (9,775)          12,588
Fidelity VIP Contrafund Portfolio - Initial Class                          2,539           (9,074)          (6,535)
Fidelity VIP Growth Portfolio - Initial Class                              4,921          (23,634)         (18,713)
Fidelity VIP High Income Portfolio - Initial Class                        19,082           (2,472)          16,610
Fidelity VIP Investment Grade Bond Portfolio - Initial Class              22,484           (6,507)          15,977
Fidelity VIP Money Market Portfolio - Initial Class                       17,680          (20,795)          (3,115)
Fidelity VIP Overseas Portfolio - Initial Class                              816             (960)            (144)
Merrill Lynch Basic Value V.I. Fund - Class I                              1,060           (1,294)            (234)
Merrill Lynch Core Bond V.I. Fund - Class I                                2,539             (990)           1,549

                                                                         D                E                F            C+D+E+F
                                                                                                     Net change in      Increase
                                                                                                      unrealized     (decrease) in
                                                                   Net realized     Capital gain     appreciation      net assets
                                                                    gain (loss)    distributions    (depreciation)     resulting
                                                                        on          from mutual           of              from
Sub-accounts                                                        investments        funds         investments       operations
----------------------------------------------------------------  --------------   --------------   --------------   --------------
AIM V.I. Capital Appreciation Fund - Series I                     $     (45,715)   $            -   $       64,041   $       13,771
AIM V.I. International Growth Fund - Series I                            (11,405)               -           47,312           34,528
AllianceBernstein Americas Government Income Portfolio - Class A          68,521                -          (83,627)         163,339
AllianceBernstein Global Bond Portfolio - Class A                         39,745           32,018          (28,065)         113,219
AllianceBernstein Global Dollar Government Portfolio - Class A           381,123                -         (370,539)         210,578
AllianceBernstein Growth and Income Portfolio - Class A                  186,193                -        2,976,865        3,003,533
AllianceBernstein Growth and Income Portfolio - Class B                  (71,018)               -        1,077,679          938,985
AllianceBernstein Growth Portfolio - Class A                          (1,272,664)               -        3,573,828        2,062,747
AllianceBernstein Growth Portfolio - Class B                             (67,013)               -          483,816          373,003
AllianceBernstein High Yield Portfolio - Class A                          18,455                -           13,719          196,565
AllianceBernstein International Portfolio - Class A                      384,994                -          448,980          774,742
AllianceBernstein International Value Portfolio - Class A                119,299            3,001          220,468          330,206
AllianceBernstein Money Market Portfolio - Class A                             -                -                -          (33,376)
AllianceBernstein Money Market Portfolio - Class B                             -                -                -          (34,642)
AllianceBernstein Premier Growth Portfolio - Class A                  (2,373,682)               -        4,151,362        1,458,582
AllianceBernstein Premier Growth Portfolio - Class B                     135,664                -          150,472          233,920
AllianceBernstein Real Estate Investment Portfolio - Class A             404,479                -          806,932        1,249,632
AllianceBernstein Small Cap Growth Portfolio - Class A                  (181,160)               -          927,250          665,970
AllianceBernstein Small Cap Value Portfolio - Class A                    206,701           95,110          402,655          655,232
AllianceBernstein Technology Portfolio - Class A                      (3,332,345)               -        3,890,337          375,244
AllianceBernstein Technology Portfolio - Class B                        (152,062)               -          223,147           47,244
AllianceBernstein Total Return Portfolio - Class A                        49,946                -          753,674          905,066
AllianceBernstein U.S. Government/High Grade Securities
Portfolio - Class A                                                      102,461          305,510         (316,671)         246,099
AllianceBernstein U.S. Government/High Grade Securities
Portfolio - Class B                                                        1,673            4,543           (5,213)           2,883
AllianceBernstein Utility Income Portfolio - Class A                    (186,225)               -          964,949          809,271
AllianceBernstein Value Portfolio - Class B                              132,888                -          393,505          503,325
AllianceBernstein Worldwide Privatization Portfolio - Class A            (10,061)               -          975,231          914,019
Delaware VIP Balanced Series - Standard class                             (7,330)               -           12,531            6,614
Delaware VIP Capital Reserves Series - Standard class                        296                -           (2,133)           5,467
Delaware VIP Cash Reserves Series - Standard class                             -                -                -           (1,186)
Delaware VIP Growth Opportunities Series - Standard class                (13,130)               -           83,457           63,204
Delaware VIP High Yield Series - Standard class                           (3,517)               -            7,186            6,173
Delaware VIP Value Series - Standard class                                 3,504                -          182,677          192,421
Dreyfus Stock Index Fund, Inc. - Initial shares                          (48,159)               -          186,547          144,464
Dreyfus VIF Small Company Stock Portfolio - Initial shares                19,778           11,445            4,271           32,438
Fidelity VIP Asset Manager Portfolio - Initial Class                     (42,291)               -           51,324           21,621
Fidelity VIP Contrafund Portfolio - Initial Class                         (8,932)               -          100,708           85,241
Fidelity VIP Growth Portfolio - Initial Class                           (228,505)               -          270,809           23,591
Fidelity VIP High Income Portfolio - Initial Class                       (88,638)               -           81,670            9,642
Fidelity VIP Investment Grade Bond Portfolio - Initial Class              12,149           16,173          (31,367)          12,932
Fidelity VIP Money Market Portfolio - Initial Class                            -                -                -           (3,115)
Fidelity VIP Overseas Portfolio - Initial Class                           (1,949)               -           10,219            8,126
Merrill Lynch Basic Value V.I. Fund - Class I                                134              149            8,564            8,613
Merrill Lynch Core Bond V.I. Fund - Class I                                  219                -              369            2,137

                            See accompanying notes.

                                    VA A - 4

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF OPERATIONS - CONTINUED
For the Year Ended December 31, 2004

                                                                A                B              A+B=C
                                                                           Mortality and
                                                             Dividends      expense risk         Net
                                                               from             and           investment
                                                              mutual       administrative       income
Sub-accounts                                                  funds           charges           (loss)
-------------------------------------------------------   --------------   --------------   --------------
Merrill Lynch Global Allocation V.I. Fund - Class I       $        1,803   $         (797)  $        1,006
Merrill Lynch Global Growth V.I. Fund - Class I                      213             (179)              34
Merrill Lynch High Current Income V.I. Fund - Class I              3,229             (584)           2,645
Merrill Lynch International Value V.I. Fund - Class I                635             (346)             289
Merrill Lynch Large Cap Core V.I. Fund - Class I                     157             (246)             (89)
UBS U.S. Allocation Portfolio                                      1,845           (2,699)            (854)
Van Eck Worldwide Emerging Markets Fund                              316             (804)            (488)
Van Eck Worldwide Hard Assets Fund                                    61             (239)            (178)
Vanguard LifeStrategy Income Fund                                    550               (2)             548
Vanguard VIF Balanced Portfolio                                        -             (226)            (226)
Vanguard VIF Capital Growth Portfolio                                  -              (93)             (93)
Vanguard VIF Diversified Value Portfolio                               -             (133)            (133)
Vanguard VIF Equity Income Portfolio                                   -              (94)             (94)
Vanguard VIF Equity Index Portfolio                                    -              (92)             (92)
Vanguard VIF Growth Portfolio                                          -             (124)            (124)
Vanguard VIF High Yield Bond Portfolio                                 -              (94)             (94)
Vanguard VIF International Portfolio                                   -             (194)            (194)
Vanguard VIF Mid-Cap Index Portfolio                                   -             (187)            (187)
Vanguard VIF Money Market Portfolio                                  417             (194)             223
Vanguard VIF REIT Index Portfolio                                      -             (218)            (218)
Vanguard VIF Short-Term Investment-Grade Portfolio                     -              (12)             (12)
Vanguard VIF Small Company Growth Portfolio                            -             (213)            (213)
Vanguard VIF Total Bond Market Index Portfolio                         -             (186)            (186)
Vanguard VIF Total Stock Market Index Portfolio                        -             (428)            (428)

                                                                 D                E               F             C+D+E+F
                                                                                             Net change in      Increase
                                                                                              unrealized     (decrease) in
                                                           Net realized     Capital gain     appreciation      net assets
                                                            gain (loss)    distributions    (depreciasion)     resulting
                                                                on           from mutual         of               from
Sub-accounts                                               investments         funds          investments      operations
-------------------------------------------------------   --------------   --------------   --------------   --------------
Merrill Lynch Global Allocation V.I. Fund - Class I       $         (116)  $            -   $        6,175   $        7,065
Merrill Lynch Global Growth V.I. Fund - Class I                      (64)               -            1,754            1,724
Merrill Lynch High Current Income V.I. Fund - Class I               (123)               -            1,604            4,126
Merrill Lynch International Value V.I. Fund - Class I                 47                -            4,579            4,915
Merrill Lynch Large Cap Core V.I. Fund - Class I                     (76)               -            2,738            2,573
UBS U.S. Allocation Portfolio                                     (5,911)               -           23,130           16,365
Van Eck Worldwide Emerging Markets Fund                              250                -           13,535           13,297
Van Eck Worldwide Hard Assets Fund                                    63                -            3,743            3,628
Vanguard LifeStrategy Income Fund                                      -                -             (439)             109
Vanguard VIF Balanced Portfolio                                       75                -            5,960            5,809
Vanguard VIF Capital Growth Portfolio                                 26                -            2,771            2,704
Vanguard VIF Diversified Value Portfolio                              94                -            5,526            5,487
Vanguard VIF Equity Income Portfolio                                  44                -            2,935            2,885
Vanguard VIF Equity Index Portfolio                                   10                -            2,082            2,000
Vanguard VIF Growth Portfolio                                        (69)               -            1,630            1,437
Vanguard VIF High Yield Bond Portfolio                                37                -            1,710            1,653
Vanguard VIF International Portfolio                                   9                -            7,391            7,206
Vanguard VIF Mid-Cap Index Portfolio                                  55                -            7,939            7,807
Vanguard VIF Money Market Portfolio                                    -                -                -              223
Vanguard VIF REIT Index Portfolio                                    477                -           16,845           17,104
Vanguard VIF Short-Term Investment-Grade Portfolio                     3                -               73               64
Vanguard VIF Small Company Growth Portfolio                         (141)               -            5,879            5,525
Vanguard VIF Total Bond Market Index Portfolio                        45                -            1,777            1,636
Vanguard VIF Total Stock Market Index Portfolio                      136                -           21,311           21,019

                            See accompanying notes.

                                    VA A - 5

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  Sub-accounts
                                                 ----------------------------------------------------------------------------------
                                                                                            AllianceBernstein
                                                                            AIM V.I.            Americas
                                                  AIM V.I. Capital       International         Government        AllianceBernstein
                                                    Appreciation         Growth Fund -     Income Portfolio -       Global Bond
                                                   Fund - Series I          Series I            Class A         Portfolio - Class A
For the Year Ended December 31, 2004

OPERATIONS:
  Net investment income (loss)                   $            (4,555) $            (1,379) $           178,445  $            69,521
  Net realized gain (loss) on investments                    (45,715)             (11,405)              68,521               39,745
  Capital gain distributions from mutual funds                     -                    -                    -               32,018
  Net change in unrealized appreciation
  (depreciation) of investments                               64,041               47,312              (83,627)             (28,065)
                                                 -------------------  -------------------  -------------------  -------------------
Increase (decrease) in net assets resulting
 from operations                                              13,771               34,528              163,339              113,219
                                                 -------------------  -------------------  -------------------  -------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                   5,761                3,135               27,243               51,152
  Administrative charges                                        (455)                (335)              (4,239)              (1,499)
  Net transfers from (to) other Sub-accounts or
   fixed rate option                                          (6,426)             (31,456)            (387,694)            (396,540)
  Contract withdrawals                                       (78,647)              (5,410)            (874,705)            (280,295)
  Surrender charges                                             (300)                (230)             (16,173)              (3,657)
  Death benefits                                                   -                    -              (86,993)             (10,490)
  Annuity payments                                                 -                    -                    -               (1,148)
                                                 -------------------  -------------------  -------------------  -------------------
Increase (decrease) in net assets resulting
 from principal transactions                                 (80,067)             (34,296)          (1,342,561)            (642,477)
                                                 -------------------  -------------------  -------------------  -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (66,296)                 232           (1,179,222)            (529,258)

NET ASSETS:
  Beginning of year                                          385,870              173,784            5,376,615            2,005,179
                                                 -------------------  -------------------  -------------------  -------------------
  End of year                                    $           319,574  $           174,016  $         4,197,393  $         1,475,921
                                                 ===================  ===================  ===================  ===================
For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)                   $            (4,780) $            (1,126) $           180,393  $            95,035
  Net realized gain (loss) on investments                    (13,784)              (5,637)              59,786              150,990
  Capital gain distributions from mutual funds                     -                    -                    -                    -
  Net change in unrealized appreciation
  (depreciation) of investments                              102,131               42,184               95,909              (24,800)
                                                 -------------------  -------------------  -------------------  -------------------
Increase (decrease) in net assets resulting
 from operations                                              83,567               35,421              336,088              221,225
                                                 -------------------  -------------------  -------------------  -------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                   9,272                5,210              289,415               53,183
  Administrative charges                                        (469)                (359)              (4,994)              (2,316)
  Net transfers from (to) other Sub-accounts or
   fixed rate option                                          (2,190)              15,891               68,227              874,936
  Contract withdrawals                                       (11,220)              (7,503)          (1,171,686)            (748,557)
  Surrender charges                                             (309)                (330)              (5,602)             (11,982)
  Death benefits                                                   -                    -              (66,960)              (6,803)
  Annuity payments                                                 -                    -                    -               (1,123)
                                                 -------------------  -------------------  -------------------  -------------------
Increase (decrease) in net assets resulting
 from principal transactions                                  (4,916)              12,909             (891,600)             157,338
                                                 -------------------  -------------------  -------------------  -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       78,651               48,330             (555,512)             378,563
NET ASSETS:
  Beginning of year                                          307,219              125,454            5,932,127            1,626,616
                                                 -------------------  -------------------  -------------------  -------------------
  End of year                                    $           385,870  $           173,784  $         5,376,615  $         2,005,179
                                                 ===================  ===================  ===================  ===================

                             See accompanying notes.

                                    VA A - 6

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                    Sub-accounts
                                                 ----------------------------------------------------------------------------------
                                                  AllianceBernstein    AllianceBernstein    AllianceBernstein
                                                    Global Dollar         Growth and           Growth and        AllianceBernstein
                                                     Government       Income Portfolio -   Income Portfolio -   Growth Portfolio -
                                                 Portfolio - Class A        Class A              Class B             Class A
For the Year Ended December 31, 2004

OPERATIONS:
  Net investment income (loss)                   $           199,994  $          (159,525) $           (67,676) $          (238,417)
  Net realized gain (loss) on investments                    381,123              186,193              (71,018)          (1,272,664)
  Capital gain distributions from mutual funds                     -                    -                    -                    -
  Net change in unrealized appreciation
   (depreciation) of investments                            (370,539)           2,976,865            1,077,679            3,573,828
                                                 -------------------  -------------------  -------------------  -------------------
Increase (decrease) in net assets resulting from
 operations                                                  210,578            3,003,533              938,985            2,062,747
                                                 -------------------  -------------------  -------------------  -------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                  21,300                8,034            2,138,227                8,570
  Administrative charges                                      (3,865)             (25,026)             (12,616)             (14,181)
  Net transfers from (to) other Sub-accounts or
   fixed rate option                                        (116,900)             307,141              458,620              (41,397)
  Contract withdrawals                                    (1,049,060)          (5,343,119)          (1,023,439)          (1,863,885)
  Surrender charges                                          (12,612)             (55,937)             (25,486)             (10,077)
  Death benefits                                             (23,983)            (556,623)            (171,806)            (302,030)
  Annuity payments                                                 -              (32,983)              (3,974)                (375)
                                                 -------------------  -------------------  -------------------  -------------------
Increase (decrease) in net assets resulting from
 principal transactions                                   (1,185,120)          (5,698,513)           1,359,526           (2,223,375)
                                                 -------------------  -------------------  -------------------  -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (974,542)          (2,694,980)           2,298,511             (160,628)

NET ASSETS:
  Beginning of year                                        3,530,334           34,921,407            8,442,836           17,199,049
                                                 -------------------  -------------------  -------------------  -------------------
  End of year                                    $         2,555,792  $        32,226,427  $        10,741,347  $        17,038,421
                                                 ===================  ===================  ===================  ===================
For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)                   $            96,624  $          (108,286) $           (39,388) $          (219,574)
  Net realized gain (loss) on investments                    183,128           (1,248,607)            (163,863)          (2,109,059)
  Capital gain distributions from mutual funds                     -                    -                    -                    -
  Net change in unrealized appreciation
   (depreciation) of investments                             432,772           10,107,340            2,034,160            6,821,863
                                                 -------------------  -------------------  -------------------  -------------------
Increase (decrease) in net assets resulting from
 operations                                                  712,524            8,750,447            1,830,909            4,493,230
                                                 -------------------  -------------------  -------------------  -------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                   3,455              (26,010)             369,797                7,829
  Administrative charges                                      (3,115)             (26,329)             (10,558)             (15,255)
  Net transfers from (to) other Sub-accounts or
  fixed rate option                                        1,553,650             (267,346)             987,342              142,897
  Contract withdrawals                                      (733,317)          (4,829,042)            (199,673)          (1,965,852)
  Surrender charges                                          (16,846)             (48,170)              (5,946)             (10,259)
  Death benefits                                             (86,524)            (525,692)             (66,200)            (110,275)
  Annuity payments                                                 -              (29,984)              (3,867)                   -
                                                 -------------------  -------------------  -------------------  -------------------
Increase (decrease) in net assets resulting from
 principal transactions                                      717,303           (5,752,573)           1,070,895           (1,950,915)
                                                 -------------------  -------------------  -------------------  -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    1,429,827            2,997,874            2,901,804            2,542,315

NET ASSETS:
  Beginning of year                                        2,100,507           31,923,533            5,541,032           14,656,734
                                                 -------------------  -------------------  -------------------  -------------------
  End of year                                    $         3,530,334  $        34,921,407  $         8,442,836  $        17,199,049
                                                 ===================  ===================  ===================  ===================

                             See accompanying notes.

                                    VA A - 7

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                  Sub-accounts
                                                -----------------------------------------------------------------------------------
                                                 AllianceBernstein     AllianceBernstein    AllianceBernstein    AllianceBernstein
                                                 Growth Portfolio -  High Yield Portfolio     International     International Value
                                                      Class B              - Class A       Portfolio - Class A  Portfolio - Class A
For the Year Ended December 31, 2004

OPERATIONS:
  Net investment income (loss)                  $           (43,800) $            164,391  $           (59,232) $           (12,562)
  Net realized gain (loss) on investments                   (67,013)               18,455              384,994              119,299
  Capital gain distributions from mutual funds                     -                     -                    -                3,001
  Net change in unrealized appreciation
   (depreciation) of investments                            483,816                13,719              448,980              220,468
                                                -------------------  --------------------  -------------------  -------------------
Increase (decrease) in net assets resulting
 from operations                                            373,003               196,565              774,742              330,206
                                                -------------------  --------------------  -------------------  -------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                105,584                60,853               98,216              114,679
  Administrative charges                                     (4,958)               (3,860)              (4,923)              (1,802)
  Net transfers from (to) other
   Sub-accounts or fixed rate option                         11,803              (270,240)             160,733              196,622
  Contract withdrawals                                     (129,084)             (350,501)            (562,498)             (93,307)
  Surrender charges                                          (2,227)               (9,632)              (2,463)              (3,148)
  Death benefits                                            (74,131)              (51,600)             (26,303)             (19,717)
  Annuity payments                                                -                  (604)                   -                    -
                                                -------------------  --------------------  -------------------  -------------------
Increase (decrease) in net assets resulting
 from principal transactions                                (93,013)             (625,584)            (337,238)             193,327
                                                -------------------  --------------------  -------------------  -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     279,990              (429,019)             437,504              523,533

NET ASSETS:
  Beginning of year                                       2,951,073             3,615,065            5,120,679            1,329,486
                                                -------------------  --------------------  -------------------  -------------------
  End of year                                   $         3,231,063  $          3,186,046  $         5,558,183  $         1,853,019
                                                -------------------  --------------------  -------------------  -------------------
For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)                  $           (32,896) $            106,721  $           (54,931) $           (10,826)
  Net realized gain (loss) on investments                  (117,315)              (85,645)              58,670              177,276
  Capital gain distributions from mutual funds                    -                     -                    -                    -
  Net change in unrealized appreciation
   (depreciation) of investments                            823,367               510,038            1,176,037              227,902
                                                -------------------  --------------------  -------------------  -------------------
Increase (decrease) in net assets resulting
 from operations                                            673,156               531,114            1,179,776              394,352
                                                -------------------  --------------------  -------------------  -------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                261,080               135,864              109,635               98,499
  Administrative charges                                     (3,998)               (3,758)              (4,442)              (1,214)
  Net transfers from (to) other
   Sub-accounts or fixed rate option                        366,445               782,932              209,398              166,913
  Contract withdrawals                                     (140,031)             (258,186)            (553,003)             (27,611)
  Surrender charges                                          (4,005)               (6,680)              (6,557)                (922)
  Death benefits                                              7,185               (14,472)              (1,758)              (4,059)
  Annuity payments                                                -                  (575)                   -                    -
                                                -------------------  --------------------  -------------------  -------------------
Increase (decrease) in net assets resulting
 from principal transactions                                486,676               635,125             (246,727)             231,606
                                                -------------------  --------------------  -------------------  -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   1,159,832             1,166,239              933,049              625,958

NET ASSETS:
  Beginning of year                                       1,791,241             2,448,826            4,187,630              703,528
                                                -------------------  --------------------  -------------------  -------------------
  End of year                                   $         2,951,073  $          3,615,065  $         5,120,679  $         1,329,486
                                                ===================  ====================  ===================  ===================

                             See accompanying notes.

                                    VA A - 8

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                   Sub-accounts
                                                 ----------------------------------------------------------------------------------
                                                  AllianceBernstein    AllianceBernstein    AllianceBernstein    AllianceBernstein
                                                     Money Market        Money Market         Premier Growth       Premier Growth
                                                 Portfolio - Class A  Portfolio - Class B  Portfolio - Class A  Portfolio - Class B
For the Year Ended December 31, 2004

OPERATIONS:
  Net investment income (loss)                   $           (33,376) $           (34,642) $          (319,098) $           (52,216)
  Net realized gain (loss) on investments                          -                    -           (2,373,682)             135,664
  Capital gain distributions from mutual funds                     -                    -                    -                    -
  Net change in unrealized appreciation
   (depreciation) of investments                                   -                    -            4,151,362              150,472
                                                 -------------------  -------------------  -------------------  -------------------
Increase (decrease) in net assets resulting
 from operations                                             (33,376)             (34,642)           1,458,582              233,920
                                                 -------------------  -------------------  -------------------  -------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                   1,400              549,826               16,112              126,113
  Administrative charges                                      (3,534)              (3,954)             (20,962)              (6,276)
  Net transfers from (to) other Sub-accounts or
   fixed rate option                                        (206,042)             956,887             (595,702)            (196,032)
  Contract withdrawals                                    (1,596,725)          (1,848,567)          (3,284,280)            (228,951)
  Surrender charges                                          (20,110)             (93,387)             (33,919)             (10,298)
  Death benefits                                             (68,508)            (564,392)            (346,448)            (109,422)
  Annuity payments                                                 -                    -               (1,083)                   -
                                                 -------------------  -------------------  -------------------  -------------------
Increase (decrease) in net assets resulting
 from principal transactions                              (1,893,519)          (1,003,587)          (4,266,282)            (424,866)
                                                 -------------------  -------------------  -------------------  -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (1,926,895)          (1,038,229)          (2,807,700)            (190,946)

NET ASSETS:
  Beginning of year                                        5,664,936            4,131,664           24,953,774            3,870,495
                                                 -------------------  -------------------  -------------------  -------------------
  End of year                                    $         3,738,041  $         3,093,435  $        22,146,074  $         3,679,549
                                                 ===================  ===================  ===================  ===================
For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)                   $           (59,457) $           (60,415) $          (336,324) $           (47,741)
  Net realized gain (loss) on investments                          -                    -           (2,920,479)              24,114
  Capital gain distributions from mutual funds                     -                    -                    -                    -
  Net change in unrealized appreciation
   (depreciation) of investments                                   -                    -            8,049,101              690,401
                                                 -------------------  -------------------  -------------------  -------------------
Increase (decrease) in net assets resulting
 from operations                                             (59,457)             (60,415)           4,792,298              666,774
                                                 -------------------  -------------------  -------------------  -------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                   4,737            1,277,075               (5,895)             140,620
  Administrative charges                                      (5,958)              (6,186)             (22,585)              (5,697)
  Net transfers from (to) other Sub-accounts or
   fixed rate option                                         415,018             (356,352)            (666,363)             197,171
  Contract withdrawals                                    (4,404,109)          (1,300,061)          (2,628,177)            (108,984)
  Surrender charges                                          (26,476)              (1,783)             (31,625)              (3,162)
  Death benefits                                             (74,180)                   -             (173,996)             (32,116)
  Annuity payments                                                 -                    -               (1,028)                   -
                                                 -------------------  -------------------  -------------------  -------------------
Increase (decrease) in net assets resulting
 from principal transactions                              (4,090,968)            (387,307)          (3,529,669)             187,832
                                                 -------------------  -------------------  -------------------  -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (4,150,425)            (447,722)           1,262,629              854,606

NET ASSETS:
  Beginning of year                                        9,815,361            4,579,386           23,691,145            3,015,889
                                                 -------------------  -------------------  -------------------  -------------------
  End of year                                    $         5,664,936  $         4,131,664  $        24,953,774  $         3,870,495
                                                 ===================  ===================  ===================  ===================

                             See accompanying notes.

                                    VA A - 9

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                  Sub-accounts
                                                -----------------------------------------------------------------------------------
                                                 AllianceBernstein
                                                    Real Estate       AllianceBernstein    AllianceBernstein     AllianceBernstein
                                                    Investment        Small Cap Growth      Small Cap Value         Technology
                                                Portfolio - Class A  Portfolio - Class A  Portfolio - Class A   Portfolio - Class A
For the Year Ended December 31, 2004

OPERATIONS:
  Net investment income (loss)                  $            38,221  $           (80,120) $           (49,234)  $          (182,748)
  Net realized gain (loss) on investments                   404,479             (181,160)             206,701            (3,332,345)
  Capital gain distributions from mutual funds                    -                    -               95,110                     -
  Net change in unrealized appreciation
   (depreciation) of investments                            806,932              927,250              402,655             3,890,337
Increase (decrease) in net assets resulting
 from operations                                          1,249,632              665,970              655,232               375,244

PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                 76,303               43,344              189,162                25,617
  Administrative charges                                     (5,482)              (4,610)              (4,553)              (13,748)
  Net transfers from (to) other Sub-accounts
   or fixed rate option                                     362,241              402,514              (99,599)             (310,593)
  Contract withdrawals                                     (584,547)            (858,468)            (326,315)           (2,083,400)
  Surrender charges                                          (6,272)              (6,538)              (7,526)              (27,475)
  Death benefits                                            (42,369)            (137,257)            (135,470)             (132,922)
  Annuity payments                                             (315)                (908)                   -                (5,659)
                                                -------------------  -------------------  -------------------   -------------------
Increase (decrease) in net assets resulting
 from principal transactions                               (200,441)            (561,923)            (384,301)           (2,548,180)
                                                -------------------  -------------------  -------------------   -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   1,049,191              104,047              270,931            (2,172,936)

NET ASSETS:
  Beginning of year                                       3,702,640            5,828,711            3,898,966            14,690,757
                                                -------------------  -------------------  -------------------   -------------------
  End of year                                   $         4,751,831  $         5,932,758  $         4,169,897   $        12,517,821
                                                ===================  ===================  ===================   ===================
For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)                  $            41,978  $           (68,107) $           (23,252)+ $          (186,288)
  Net realized gain (loss) on investments                   165,810             (373,642)             (54,348)           (3,471,665)
  Capital gain distributions from mutual funds                    -                    -             39,279 +                     -
  Net change in unrealized appreciation
   (depreciation) of investments                            843,804            2,345,173            1,001,006             8,327,719
                                                -------------------  -------------------  -------------------   -------------------
Increase (decrease) in net assets resulting
 from operations                                          1,051,592            1,903,424              962,685             4,669,766
                                                -------------------  -------------------  -------------------   -------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                 65,946               63,812              115,305                 9,497
  Administrative charges                                     (3,628)              (4,234)              (3,774)              (14,223)
  Net transfers from (to) other Sub-accounts
   or fixed rate option                                      49,215              149,945              610,252              (293,580)
  Contract withdrawals                                     (456,651)            (496,875)            (201,800)           (1,338,312)
  Surrender charges                                          (7,307)              (9,186)             (11,182)              (20,995)
  Death benefits                                             49,283              (31,818)             (26,671)             (159,018)
  Annuity payments                                             (251)                (758)                   -                (5,583)
                                                -------------------  -------------------  -------------------   -------------------
Increase (decrease) in net assets resulting
 from principal transactions                               (303,393)            (329,114)             482,130            (1,822,214)
                                                -------------------  -------------------  -------------------   -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     748,199            1,574,310            1,444,815             2,847,552

NET ASSETS:
  Beginning of year                                       2,954,441            4,254,401            2,454,151            11,843,205
                                                -------------------  -------------------  -------------------   -------------------
  End of year                                   $         3,702,640  $         5,828,711  $         3,898,966   $        14,690,757
                                                ===================  ===================  ===================   ===================

                             See accompanying notes.

                                    VA A - 10

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                Sub-accounts
                                               -----------------------------------------------------------------------------------
                                                                                          AllianceBernstein     AllianceBernstein
                                                                                               U.S.                   U.S.
                                                AllianceBernstein    AllianceBernstein     Government/High       Government/High
                                                   Technology          Total Return       Grade Securities      Grade Securities
                                               Portfolio - Class B  Portfolio - Class A  Portfolio - Class A   Portfolio - Class B
For the Year Ended December 31, 2004

OPERATIONS:
  Net investment income (loss)                 $           (23,841) $           101,446  $           154,799   $             1,880
  Net realized gain (loss) on investments                 (152,062)              49,946              102,461                 1,673
  Capital gain distributions from mutual funds                   -                    -              305,510                 4,543
  Net change in unrealized appreciation
   (depreciation) of investments                           223,147              753,674             (316,671)               (5,213)
                                               -------------------  -------------------  -------------------   -------------------
Increase (decrease) in net assets resulting
 from operations                                            47,244              905,066              246,099                 2,883
                                               -------------------  -------------------  -------------------   -------------------

PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                62,779               63,968               98,637                     -
  Administrative charges                                    (2,860)             (11,266)             (10,320)                  (76)
  Net transfers from (to) other Sub-accounts
   or fixed rate option                                   (120,168)             848,845             (354,824)                1,549
  Contract withdrawals                                    (109,610)          (2,537,602)          (1,794,036)              (29,939)
  Surrender charges                                         (3,507)             (43,587)             (18,090)                 (821)
  Death benefits                                           (58,919)            (140,126)             (85,974)                    -
  Annuity payments                                               -               (7,097)              (6,274)                    -
                                               -------------------  -------------------  -------------------   -------------------
Increase (decrease) in net assets resulting
 from principal transactions                              (232,285)          (1,826,865)          (2,170,881)              (29,287)
                                               -------------------  -------------------  -------------------   -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (185,041)            (921,799)          (1,924,782)              (26,404)

NET ASSETS:
  Beginning of year                                      1,851,403           13,141,893           11,692,580               183,147
                                               -------------------  -------------------  -------------------   -------------------
  End of year                                  $         1,666,362  $        12,220,094  $         9,767,798   $           156,743
                                               ===================  ===================  ===================   ===================
For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)                 $           (22,282) $           155,745  $           233,253 + $             3,163 +
  Net realized gain (loss) on investments                 (151,065)            (308,077)             475,526                 1,948
  Capital gain distributions from mutual funds                   -                    -              115,141 +               1,702 +
  Net change in unrealized appreciation
   (depreciation) of investments                           721,264            2,137,321             (474,839)               (2,863)
                                               -------------------  -------------------  -------------------   -------------------
Increase (decrease) in net assets resulting
 from operations                                           547,917            1,984,989              349,081                 3,950
                                               -------------------  -------------------  -------------------   -------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                80,115              194,266              865,945                     -
  Administrative charges                                    (2,693)             (11,192)             (14,110)                 (105)
  Net transfers from (to) other Sub-accounts
   or fixed rate option                                     52,419              353,155           (2,163,406)              (29,933)
  Contract withdrawals                                     (64,751)            (952,764)          (3,162,104)               (9,163)
  Surrender charges                                           (735)              (8,733)             (79,021)                    -
  Death benefits                                               350             (129,594)            (670,653)                    -
  Annuity payments                                               -               (6,732)              (6,453)                    -
                                               -------------------  -------------------  -------------------   -------------------
Increase (decrease) in net assets resulting
 from principal transactions                                64,705             (561,594)          (5,229,802)              (39,201)
                                               -------------------  -------------------  -------------------   -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    612,622            1,423,395           (4,880,721)              (35,251)

NET ASSETS:
  Beginning of year                                      1,238,781           11,718,498           16,573,301               218,398
                                               -------------------  -------------------  -------------------   -------------------
  End of year                                  $         1,851,403  $        13,141,893  $        11,692,580   $           183,147
                                               ===================  ===================  ===================   ===================

                             See accompanying notes.

                                    VA A - 11

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                    Sub-accounts
                                                 ----------------------------------------------------------------------------------
                                                                                           AllianceBernstein
                                                  AllianceBernstein   AllianceBernstein         Worldwide          Delaware VIP
                                                   Utility Income     Value Portfolio -       Privatization      Balanced Series -
                                                 Portfolio - Class A       Class B         Portfolio - Class A    Standard class
For the Year Ended December 31, 2004

OPERATIONS:
  Net investment income (loss)                   $            30,547  $           (23,068) $           (51,151) $             1,413
  Net realized gain (loss) on investments                   (186,225)             132,888              (10,061)              (7,330)
  Capital gain distributions from mutual funds                     -                    -                    -                    -
  Net change in unrealized appreciation
   (depreciation) of investments                             964,949              393,505              975,231               12,531
                                                 -------------------  -------------------  -------------------  -------------------
Increase (decrease) in net assets resulting
 from operations                                             809,271              503,325              914,019                6,614
                                                 -------------------  -------------------  -------------------  -------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                  58,348              235,173               29,930                    -
  Administrative charges                                      (3,580)              (6,343)              (4,503)                (159)
  Net transfers from (to) other Sub-accounts
   or fixed rate option                                      337,550               62,669              391,237                   10
  Contract withdrawals                                      (634,760)            (356,008)            (676,641)             (19,698)
  Surrender charges                                           (3,385)              (7,197)              (8,172)                   -
  Death benefits                                             (76,918)            (137,601)             (77,774)                   -
  Annuity payments                                                 -                    -                 (342)                   -
                                                 -------------------  -------------------  -------------------  -------------------
Increase (decrease) in net assets resulting
 from principal transactions                                (322,745)            (209,307)            (346,265)             (19,847)
                                                 -------------------  -------------------  -------------------  -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      486,526              294,018              567,754              (13,233)

NET ASSETS:
  Beginning of year                                        3,609,489            4,394,595            4,392,970              162,358
                                                 -------------------  -------------------  -------------------  -------------------
  End of year                                    $         4,096,015  $         4,688,613  $         4,960,724  $           149,125
                                                 ===================  ===================  ===================  ===================
For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)                   $            59,934  $           (22,401) $            (9,050) $             4,406
  Net realized gain (loss) on investments                   (287,810)             (75,329)            (357,096)             (37,281)
  Capital gain distributions from mutual funds                     -                    -                    -                    -
  Net change in unrealized appreciation
   (depreciation) of investments                             791,609              910,636            1,681,533               60,643
                                                 -------------------  -------------------  -------------------  -------------------
Increase (decrease) in net assets resulting
 from operations                                             563,733              812,906            1,315,387               27,768
                                                 -------------------  -------------------  -------------------  -------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                  78,985              257,288               10,288                    -
  Administrative charges                                      (3,193)              (5,071)              (3,647)                (227)
  Net transfers from (to) other Sub-accounts
   or fixed rate option                                      174,727              726,414               36,366                   (2)
  Contract withdrawals                                      (455,071)            (132,748)            (540,451)             (71,695)
  Surrender charges                                           (8,172)              (3,644)              (6,727)                   -
  Death benefits                                               9,486              (13,056)             (30,611)                   -
  Annuity payments                                                 -                    -                 (270)                   -
                                                 -------------------  -------------------  -------------------  -------------------
Increase (decrease) in net assets resulting
 from principal transactions                                (203,238)             829,183             (535,052)             (71,924)
                                                 -------------------  -------------------  -------------------  -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      360,495            1,642,089              780,335              (44,156)

NET ASSETS:
  Beginning of year                                        3,248,994            2,752,506            3,612,635              206,514
                                                 -------------------  -------------------  -------------------  -------------------
  End of year                                    $         3,609,489  $         4,394,595  $         4,392,970  $           162,358
                                                 ===================  ===================  ===================  ===================

                             See accompanying notes.

                                    VA A - 12

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                   Sub-accounts
                                                 ----------------------------------------------------------------------------------
                                                                                              Delaware VIP
                                                    Delaware VIP                                 Growth
                                                  Capital Reserves     Delaware VIP Cash      Opportunities      Delaware VIP High
                                                  Series - Standard    Reserves Series -    Series - Standard      Yield Series -
                                                        class            Standard class           class            Standard class
For the Year Ended December 31, 2004

OPERATIONS:
  Net investment income (loss)                   $             7,304  $            (1,186) $            (7,123) $             2,504
  Net realized gain (loss) on investments                        296                    -              (13,130)              (3,517)
  Capital gain distributions from mutual funds                     -                    -                    -                    -
  Net change in unrealized appreciation
   (depreciation) of investments                              (2,133)                   -               83,457                7,186
                                                 -------------------  -------------------  -------------------  -------------------
Increase (decrease) in net assets resulting
 from operations                                               5,467               (1,186)              63,204                6,173
                                                 -------------------  -------------------  -------------------  -------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                       -                    -                    -                    -
  Administrative charges                                        (106)                (125)                (570)                 (73)
  Net transfers from (to) other Sub-accounts
   or fixed rate option                                           (5)                   7                  (10)                  (2)
  Contract withdrawals                                        (3,287)            (453,329)             (54,704)              (6,145)
  Surrender charges                                                -                    -                    -                    -
  Death benefits                                                   -                    -                    -                    -
  Annuity payments                                                 -                    -                    -                    -
                                                 -------------------  -------------------  -------------------  -------------------
Increase (decrease) in net assets resulting
 from principal transactions                                  (3,398)            (453,447)             (55,284)              (6,220)
                                                 -------------------  -------------------  -------------------  -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        2,069             (454,633)               7,920                  (47)

NET ASSETS:
  Beginning of year                                          228,650              584,486              614,921               51,971
                                                 -------------------  -------------------  -------------------  -------------------
  End of year                                    $           230,719  $           129,853  $           622,841  $            51,924
                                                 ===================  ===================  ===================  ===================
For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)                   $             8,140  $            (2,901) $            (7,589) $             5,205
  Net realized gain (loss) on investments                      9,508                    -             (127,661)             (29,233)
  Capital gain distributions from mutual funds                     -                    -                    -                    -
  Net change in unrealized appreciation
   (depreciation) of investments                              (5,904)                   -              335,616               42,081
                                                 -------------------  -------------------  -------------------  -------------------
Increase (decrease) in net assets resulting
 from operations                                              11,744               (2,901)             200,366               18,053
                                                 -------------------  -------------------  -------------------  -------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                       -                    -                    -                    -
  Administrative charges                                        (110)                (148)                (665)                 (85)
  Net transfers from (to) other Sub-accounts
   or fixed rate option                                     (132,697)             411,108             (138,922)                  (1)
  Contract withdrawals                                       (16,100)                   -              (92,314)             (46,212)
  Surrender charges                                                -                    -                    -                    -
  Death benefits                                                   -                    -                    -                    -
  Annuity payments                                                 -                    -                    -                    -
                                                 -------------------  -------------------  -------------------  -------------------
Increase (decrease) in net assets resulting
 from principal transactions                                (148,907)             410,960             (231,901)             (46,298)
                                                 -------------------  -------------------  -------------------  -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (137,163)             408,059              (31,535)             (28,245)

NET ASSETS:
  Beginning of year                                          365,813              176,427              646,456               80,216
                                                 -------------------  -------------------  -------------------  -------------------
  End of year                                    $           228,650  $           584,486  $           614,921  $            51,971
                                                 ===================  ===================  ===================  ===================

                             See accompanying notes.

                                    VA A - 13

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                               Sub-accounts
                                              --------------------------------------------------------------------------------
                                                                                       Dreyfus VIF Small
                                                 Delaware VIP       Dreyfus Stock        Company Stock      Fidelity VIP Asset
                                                Value Series -    Index Fund, Inc. -  Portfolio - Initial  Manager Portfolio -
                                                Standard class      Initial shares         shares             Initial Class
                                              ------------------  ------------------  -------------------  -------------------
For the Year Ended December 31, 2004

OPERATIONS:
  Net investment income (loss)                $            6,240  $            6,076  $            (3,056) $            12,588
  Net realized gain (loss) on
   investments                                             3,504             (48,159)              19,778              (42,291)
  Capital gain distributions from
   mutual funds                                                -                   -               11,445                    -
  Net change in unrealized
   appreciation (depreciation) of
   investments                                           182,677             186,547                4,271               51,324
                                              ------------------  ------------------  -------------------  -------------------
Increase (decrease) in net assets
 resulting from operations                               192,421             144,464               32,438               21,621
                                              ------------------  ------------------  -------------------  -------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                   -               2,881                2,821                    -
  Administrative charges                                    (947)             (1,645)                (132)                (526)
  Net transfers from (to) other
  Sub-accounts or fixed rate option                            8             (77,920)             (45,459)              28,675
  Contract withdrawals                                  (209,903)           (253,581)             (47,033)            (241,394)
  Surrender charges                                            -                (980)                   -               (7,879)
  Death benefits                                               -              (2,847)              (1,054)              (1,273)
  Annuity payments                                             -                   -                    -                    -
                                              ------------------  ------------------  -------------------  -------------------
Increase (decrease) in net assets
 resulting from principal transactions                  (210,842)           (334,092)             (90,857)            (222,397)
                                              ------------------  ------------------  -------------------  -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (18,421)           (189,628)             (58,419)            (200,776)

NET ASSETS:
  Beginning of year                                    1,627,374           1,862,520              250,081              791,642
                                              ------------------  ------------------  -------------------  -------------------
  End of year                                 $        1,608,953  $        1,672,892  $           191,662  $           590,866
                                              ==================  ==================  ===================  ===================

For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)                $           19,966  $            1,255  $            (2,722) $            17,234
  Net realized gain (loss) on investments               (118,316)            (92,633)              (3,523)             (27,484)
  Capital gain distributions from mutual
   funds                                                       -                   -                    -                    -
  Net change in unrealized appreciation
   (depreciation) of investments                         571,749             499,070               77,836              121,780
                                              ------------------  ------------------  -------------------  -------------------
Increase (decrease) in net assets
 resulting from operations                               473,399             407,692               71,591              111,530
                                              ------------------  ------------------  -------------------  -------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                   -               7,212                2,700                    -
  Administrative charges                                  (1,225)             (1,789)                (198)                (537)
  Net transfers from (to) other
  Sub-accounts or fixed rate option                     (139,493)             55,242               15,144                4,024
  Contract withdrawals                                  (950,174)           (232,375)             (22,850)             (71,448)
  Surrender charges                                            -                (679)                (403)                (454)
  Death benefits                                               -             (25,583)             (11,018)                   -
  Annuity payments                                             -                   -                    -                    -
                                              ------------------  ------------------  -------------------  -------------------
Increase (decrease) in net assets
 resulting from principal transactions                (1,090,892)           (197,972)             (16,625)             (68,415)
                                              ------------------  ------------------  -------------------  -------------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS                                                  (617,493)            209,720               54,966               43,115

NET ASSETS:
  Beginning of year                                    2,244,867           1,652,800              195,115              748,527
                                              ------------------  ------------------  -------------------  -------------------
  End of year                                 $        1,627,374  $        1,862,520  $           250,081  $           791,642
                                              ==================  ==================  ===================  ===================

                             See accompanying notes.

                                    VA A - 14

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                             Sub-accounts
                                           ----------------------------------------------------------------------------------
                                               Fidelity VIP                                                   Fidelity VIP
                                                Contrafund         Fidelity VIP       Fidelity VIP High    Investment Grade
                                           Portfolio - Initial   Growth Portfolio -   Income Portfolio -   Bond Portfolio -
                                                  Class            Initial Class        Initial Class        Initial Class
                                           -------------------  -------------------  -------------------  -------------------
For the Year Ended December 31, 2004

OPERATIONS:
  Net investment income (loss)             $            (6,535) $           (18,713) $            16,610  $            15,977
  Net realized gain (loss) on
   investments                                          (8,932)            (228,505)             (88,638)              12,149
  Capital gain distributions
   from mutual funds                                         -                    -                    -               16,173
  Net change in unrealized
   appreciation (depreciation) of
   investments                                         100,708              270,809               81,670              (31,367)
                                           -------------------  -------------------  -------------------  -------------------
Increase (decrease) in net assets
 resulting from operations                              85,241               23,591                9,642               12,932
                                           -------------------  -------------------  -------------------  -------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                            11,686               13,831                2,760                1,800
  Administrative charges                                  (944)              (1,914)                (141)                (410)
  Net transfers from (to) other
  Sub-accounts or fixed rate option                      1,762              (68,189)                (209)             (78,517)
  Contract withdrawals                                (161,161)            (410,223)            (127,795)            (110,969)
  Surrender charges                                       (493)              (5,922)              (2,411)              (3,936)
  Death benefits                                             -                    -               (1,308)              (2,961)
  Annuity payments                                           -                    -                    -              (20,016)
                                           -------------------  -------------------  -------------------  -------------------
Increase (decrease) in net assets
 resulting from principal transactions                (149,150)            (472,417)            (129,104)            (215,009)
                                           -------------------  -------------------  -------------------  -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (63,909)            (448,826)            (119,462)            (202,077)

NET ASSETS:
  Beginning of year                                    744,387            1,972,868              234,209              606,031
                                           -------------------  -------------------  -------------------  -------------------
  End of year                              $           680,478  $         1,524,042  $           114,747  $           403,954
                                           ===================  ===================  ===================  ===================

For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)             $            (6,181) $           (20,523) $            13,214  $            18,068
  Net realized gain (loss) on
   investments                                          (8,101)            (243,399)             (33,128)              10,591
  Capital gain distributions
   from mutual funds                                         -                    -                    -                9,606
  Net change in unrealized
   appreciation (depreciation) of
   investments                                         171,897              763,421               69,719              (13,521)
                                           -------------------  -------------------  -------------------  -------------------
Increase (decrease) in net
assets resulting from operations                       157,615              499,499               49,805               24,744
                                           -------------------  -------------------  -------------------  -------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                            15,454               12,075                2,760                1,800
  Administrative charges                                  (963)              (2,040)                (161)                (572)
  Net transfers from (to) other
  Sub-accounts or fixed rate option                       (522)              (2,971)                 285              (17,533)
  Contract withdrawals                                 (23,874)            (269,951)             (32,950)             (82,957)
  Surrender charges                                     (1,215)              (1,686)                (224)                (464)
  Death benefits                                             -              (31,227)                   -                    -
  Annuity payments                                           -                    -                    -              (20,371)
                                           -------------------  -------------------  -------------------  -------------------
Increase (decrease) in net assets
 resulting from principal transactions                 (11,120)            (295,800)             (30,290)            (120,097)
                                           -------------------  -------------------  -------------------  -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                146,495              203,699               19,515              (95,353)

NET ASSETS:
  Beginning of year                                    597,892            1,769,169              214,694              701,384
                                           -------------------  -------------------  -------------------  -------------------
  End of year                              $           744,387  $         1,972,868  $           234,209  $           606,031
                                           ===================  ===================  ===================  ===================

                             See accompanying notes.

                                    VA A - 15

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                               Sub-accounts
                                           --------------------------------------------------------------------------------------
                                           Fidelity VIP Money        Fidelity VIP            Mercury HW       Merrill Lynch Basic
                                           Market Portfolio -    Overseas Portfolio -    International VIP      Value V.I. Fund -
                                              Initial Class          Initial Class            Portfolio             Class I
                                           -------------------   --------------------   -------------------   -------------------
For the Year Ended December 31, 2004

OPERATIONS:
  Net investment income (loss)             $            (3,115)  $               (144)  $                 -   $              (234)
  Net realized gain (loss) on
   investments                                               -                 (1,949)                    -                   134
  Capital gain distributions
   from mutual funds                                         -                      -                     -                   149
  Net change in unrealized
   appreciation (depreciation) of                            -                 10,219                     -                 8,564
   investments
                                           -------------------   --------------------   -------------------   -------------------
Increase (decrease) in net assets
 resulting from operations                              (3,115)                 8,126                     -                 8,613
                                           -------------------   --------------------   -------------------   -------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                 -                      -                     -                     -
  Administrative charges                                (1,514)                   (69)                    -                   (93)
  Net transfers from (to) other
   Sub-accounts or fixed rate option                   203,217                  7,836                     -                    (6)
  Contract withdrawals                                (468,830)                (8,107)                    -                     -
  Surrender charges                                     (3,710)                     -                     -                     -
  Death benefits                                        (6,189)                  (961)                    -                     -
  Annuity payments                                           -                      -                     -                     -
                                           -------------------   --------------------   -------------------   -------------------
Increase (decrease) in net assets
 resulting from principal transactions                (277,026)                (1,301)                    -                   (99)
                                           -------------------   --------------------   -------------------   -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (280,141)                 6,825                     -                 8,514

NET ASSETS:
  Beginning of year                                  1,658,063                 71,638                     -                90,423
                                           -------------------   --------------------   -------------------   -------------------
  End of year                              $         1,377,922   $             78,463              $      -   $            98,937
                                           ===================   ====================   ===================   ===================

For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)             $            (7,541)  $               (332)  $              (290)  $              (150)
  Net realized gain (loss) on
   investments                                               -                (22,105)               (1,187)                  (20)
  Capital gain distributions
   from mutual funds                                         -                      -                     -                     -
  Net change in unrealized
   appreciation (depreciation) of                            -                 48,590                 6,025                22,130
   investments
                                           -------------------   --------------------   -------------------   -------------------
Increase (decrease) in net assets
 resulting from operations                              (7,541)                26,153                 4,548                21,960
                                           -------------------   --------------------   -------------------   -------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                             3,000                      -                     -                     -
  Administrative charges                                (1,918)                   (94)                  (21)                  (73)
  Net transfers from (to) other
  Sub-accounts or fixed rate option                     15,778                    (11)              (21,377)                    1
  Contract withdrawals                                (492,362)               (43,794)                    -                     -
  Surrender charges                                     (9,074)                   (58)                    -                     -
  Death benefits                                       (12,099)                     -                     -                 4,048
  Annuity payments                                           -                      -                     -                     -
                                           -------------------   --------------------   -------------------   -------------------
Increase (decrease) in net assets
 resulting from principal transactions                (496,675)               (43,957)              (21,398)                3,976
                                           -------------------   --------------------   -------------------   -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (504,216)               (17,804)              (16,850)               25,936

NET ASSETS:
  Beginning of year                                  2,162,279                 89,442                16,850                64,487
                                           -------------------   --------------------   -------------------   -------------------
  End of year                              $         1,658,063   $             71,638              $      -   $            90,423
                                           ===================   ====================   ===================   ===================

                             See accompanying notes.

                                    VA A - 16

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                Sub-accounts
                                           -------------------------------------------------------------------------------------
                                                                    Merrill Lynch
                                           Merrill Lynch  Core    Developing Capital       Merrill Lynch       Merrill Lynch
                                             Bond V.I. Fund -    Markets V.I. Fund -    Global Allocation     Global Growth V.I.
                                                 Class I               Class I         V.I. Fund - Class I     Fund - Class I
                                           -------------------   -------------------   -------------------   -------------------
For the Year Ended December 31, 2004

OPERATIONS:
  Net investment income (loss)             $             1,549            $        -   $             1,006   $                34
  Net realized gain (loss) on
   investments                                             219                     -                  (116)                  (64)
  Capital gain distributions
   from mutual funds                                         -                     -                     -                     -
  Net change in unrealized
   appreciation (depreciation) of
   investments                                             369                     -                 6,175                 1,754
                                           -------------------   -------------------   -------------------   -------------------
Increase (decrease) in net assets
 resulting from operations                               2,137                     -                 7,065                 1,724
                                           -------------------   -------------------   -------------------   -------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                 -                     -                     -                     -
  Administrative charges                                   (58)                    -                   (57)                  (13)
  Net transfers from (to) other
  Sub-accounts or fixed rate option                         (2)                    -                    (5)                   (2)
  Contract withdrawals                                  (1,475)                    -                     -                     -
  Surrender charges                                          -                     -                     -                     -
  Death benefits                                             -                     -                     -                     -
  Annuity payments                                           -                     -                     -                     -
                                           -------------------   -------------------   -------------------   -------------------
Increase (decrease) in net assets
 resulting from principal transactions                  (1,535)                    -                   (62)                  (15)
                                           -------------------   -------------------   -------------------   -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    602                     -                 7,003                 1,709

NET ASSETS:
  Beginning of year                                     70,702                     -                55,237                12,657
                                           -------------------   -------------------   -------------------   -------------------
  End of year                              $            71,304            $        -   $            62,240   $            14,366
                                           ===================   ===================   ===================   ===================

For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)             $             1,714   $                20   $               761   $               (35)
  Net realized gain (loss) on
   investments                                             237                  (881)                 (235)                  (67)
  Capital gain distributions
   from mutual funds                                         -                     -                     -                     -
  Net change in unrealized
   appreciation (depreciation) of
   investments                                             337                 3,324                11,487                 3,339
                                           -------------------   -------------------   -------------------   -------------------
Increase (decrease) in net assets
 resulting from operations                               2,288                 2,463                12,013                 3,237
                                           -------------------   -------------------   -------------------   -------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                 -                     -                     -                     -
  Administrative charges                                   (56)                   (6)                  (41)                   (9)
  Net transfers from (to) other
   Sub-accounts or fixed rate option                         -                (8,786)                8,785                     2
  Contract withdrawals                                  (1,515)                    -                     -                     -
  Surrender charges                                          -                     -                     -                     -
  Death benefits                                             -                     -                     -                 2,446
  Annuity payments                                           -                     -                     -                     -
                                           -------------------   -------------------   -------------------   -------------------
Increase (decrease) in net assets
 resulting from principal transactions                  (1,571)               (8,792)                8,744                 2,439
                                           -------------------   -------------------   -------------------   -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    717                (6,329)               20,757                 5,676

NET ASSETS:
  Beginning of year                                     69,985                 6,329                34,480                 6,981
                                           -------------------   -------------------   -------------------   -------------------
  End of year                              $            70,702            $        -   $            55,237   $            12,657
                                           ===================   ===================   ===================   ===================

                             See accompanying notes.

                                    VA A - 17

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                Sub-accounts
                                           ---------------------------------------------------------------------------------------
                                           Merrill Lynch High       Merrill Lynch      Merrill Lynch  Large
                                              Current Income     International Value    Cap Core V.I. Fund            UBS U.S.
                                           V.I. Fund - Class I   V.I. Fund - Class I        - Class I         Allocation Portfolio
                                           -------------------   -------------------   --------------------  ---------------------
For the Year Ended December 31, 2004

OPERATIONS:
  Net investment income (loss)             $             2,645   $               289   $                (89)  $               (854)
  Net realized gain (loss) on
   investments                                            (123)                   47                    (76)                (5,911)
  Capital gain distributions
   from mutual funds                                         -                     -                      -                      -
  Net change in unrealized
   appreciation (depreciation) of
   investments                                           1,604                 4,579                  2,738                 23,130
                                           -------------------   -------------------   --------------------  ---------------------
Increase (decrease) in net
 assets resulting from operations                        4,126                 4,915                  2,573                 16,365
                                           -------------------   -------------------   --------------------  ---------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                 -                     -                      -                      -
  Administrative charges                                   (42)                  (30)                   (18)                  (345)
  Net transfers from (to) other
   Sub-accounts or fixed rate option                        (4)                   (2)                    (2)                     2
  Contract withdrawals                                       -                     -                      -                (16,818)
  Surrender charges                                          -                     -                      -                   (548)
  Death benefits                                             -                     -                      -                      -
  Annuity payments                                           -                     -                      -                      -
                                           -------------------   -------------------   --------------------  ---------------------
Increase (decrease) in net assets
 resulting from principal transactions                     (46)                  (32)                   (20)               (17,709)
                                           -------------------   -------------------   --------------------  ---------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  4,080                 4,883                  2,553                 (1,344)

NET ASSETS:
  Beginning of year                                     40,167                23,605                 16,962                198,214
                                           -------------------   -------------------   --------------------  ---------------------
  End of year                              $            44,247   $            28,488   $             19,515   $            196,870
                                           ===================   ===================   ====================  =====================

For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)             $             2,487   $               619   $               (144)  $               (662)
  Net realized gain (loss) on
   investments                                            (107)                    3                    (84)               (74,170)
  Capital gain distributions
   from mutual funds                                         -                     -                      -                      -
  Net change in unrealized
   appreciation (depreciation) of
   investments                                           5,830                 1,608                  4,352                127,692
                                           -------------------   -------------------   --------------------  ---------------------
Increase (decrease) in net assets
 resulting from operations                               8,210                 2,230                  4,124                 52,860
                                           -------------------   -------------------   --------------------  ---------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                 -                     -                      -                      -
  Administrative charges                                   (34)                   (2)                   (13)                  (405)
  Net transfers from (to) other
   Sub-accounts or fixed rate option                        (1)               21,377                      -               (129,668)
  Contract withdrawals                                       -                     -                      -                (19,221)
  Surrender charges                                          -                     -                      -                    (13)
  Death benefits                                         4,397                     -                  3,350                      -
  Annuity payments                                           -                     -                      -                      -
                                           -------------------   -------------------   --------------------  ---------------------
Increase (decrease) in net
 assets resulting from principal
 transactions                                            4,362                21,375                  3,337               (149,307)
                                           -------------------   -------------------   --------------------  ---------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 12,572                23,605                  7,461                (96,447)

NET ASSETS:
  Beginning of year                                     27,595                     -                  9,501                294,661
                                           -------------------   -------------------   --------------------  ---------------------
  End of year                              $            40,167   $            23,605   $             16,962   $            198,214
                                           ===================   ===================   ====================  =====================

                             See accompanying notes.

                                    VA A - 18

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                               Sub-accounts
                                           ---------------------------------------------------------------------------------------
                                            Van Eck Worldwide                                Vanguard
                                            Emerging Markets      Van Eck Worldwide        Life Strategy        Vanguard VIF
                                                   Fund            Hard Assets Fund         Income Fund      Balanced Portfolio
                                           -------------------   -------------------   -------------------   ---------------------
For the Year Ended December 31, 2004

OPERATIONS:
  Net investment income (loss)             $              (488)  $              (178)  $               548   $             (226)
  Net realized gain (loss) on
   investments                                             250                    63                     -                   75
  Capital gain distributions from
   mutual funds                                              -                     -                     -                    -
  Net change in unrealized
   appreciation (depreciation) of
   investments                                          13,535                 3,743                  (439)               5,960
                                           -------------------   -------------------   -------------------   ------------------
Increase (decrease) in net assets
 resulting from operations                              13,297                 3,628                   109               5,809
                                           -------------------   -------------------   -------------------   ------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                               375                     -                     -                    -
  Administrative charges                                   (17)                  (22)                    -                    -
  Net transfers from (to) other
   Sub-accounts or fixed rate option                       (11)                7,833                50,042              113,358
  Contract withdrawals                                       -                     -                     -                    -
  Surrender charges                                          -                     -                     -                    -
  Death benefits                                             -                     -                     -                    -
  Annuity payments                                           -                     -                     -               (3,807)
                                           -------------------   -------------------   -------------------   ------------------
Increase (decrease) in net assets
 resulting from principal transactions                     347                 7,811                50,042              109,551
                                           -------------------   -------------------   -------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 13,644                11,439                50,151              115,360

NET ASSETS:
  Beginning of year                                     54,822                14,995                     -                    -
                                           -------------------   -------------------   -------------------   ------------------
  End of year                              $            68,466   $            26,434   $            50,151   $          115,360
                                           ===================   ===================   ===================   ==================

For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)             $              (233)  $              (225)  $                 -   $                -
  Net realized gain (loss) on
   investments                                              32                    69                     -                    -
  Capital gain distributions from
   mutual funds                                              -                     -                     -                    -
  Net change in unrealized
   appreciation (depreciation) of
   investments                                          14,529                 4,703                     -                    -
                                           -------------------   -------------------   -------------------   ------------------
Increase (decrease) in net assets
 resulting from operations                              14,328                 4,547                     -                    -
                                           -------------------   -------------------   -------------------   ------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                               700                     -                     -                    -
  Administrative charges                                   (27)                  (27)                    -                    -
  Net transfers from (to) other
   Sub-accounts or fixed rate option                    16,274                     -                     -                    -
  Contract withdrawals                                       -                  (295)                    -                    -
  Surrender charges                                          -                    (1)                    -                    -
  Death benefits                                             -                     -                     -                    -
  Annuity payments                                           -                     -                     -                    -
                                           -------------------   -------------------   -------------------   ------------------
Increase (decrease) in net assets
 resulting from principal transactions                  16,947                  (323)                    -                    -
                                           -------------------   -------------------   -------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 31,275                 4,224                     -                    -

NET ASSETS:
  Beginning of year                                     23,547                10,771                     -                    -
                                           -------------------   -------------------   -------------------   ------------------
  End of year                              $            54,822   $            14,995   $                 -   $                -
                                           ===================   ===================   ===================   ==================

                             See accompanying notes.

                                    VA A - 19

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                     Sub-accounts
                                                    ------------------------------------------------------------------------------
                                                       Vanguard VIF        Vanguard VIF        Vanguard VIF        Vanguard VIF
                                                      Capital Growth     Diversified Value     Equity Income       Equity Index
                                                         Portfolio           Portfolio           Portfolio           Portfolio
                                                    ------------------  ------------------  ------------------  ------------------
For the Year Ended December 31, 2004

OPERATIONS:
  Net investment income (loss)                      $              (93) $             (133) $              (94) $              (92)
  Net realized gain (loss) on investments                           26                  94                  44                  10
  Capital gain distributions from mutual funds                       -                   -                   -                   -
  Net change in unrealized appreciation
   (depreciation) of investments                                 2,771               5,526               2,935               2,082
                                                    ------------------  ------------------  ------------------  ------------------
Increase (decrease) in net assets resulting from
 operations                                                      2,704               5,487               2,885               2,000
                                                    ------------------  ------------------  ------------------  ------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                         -                   -                   -                   -
  Administrative charges                                             -                   -                   -                   -
  Net transfers from (to) other Sub-accounts or
   fixed rate option                                            25,657              37,658              25,657              25,658
  Contract withdrawals                                               -                   -                   -                   -
  Surrender charges                                                  -                   -                   -                   -
  Death benefits                                                     -                   -                   -                   -
  Annuity payments                                              (1,600)             (2,236)             (1,617)             (1,584)
                                                    ------------------  ------------------  ------------------  ------------------
Increase (decrease) in net assets resulting from
 principal transactions                                         24,057              35,422              24,040              24,074
                                                    ------------------  ------------------  ------------------  ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         26,761              40,909              26,925              26,074

NET ASSETS:
  Beginning of year                                                  -                   -                   -                   -
                                                    ------------------  ------------------  ------------------  ------------------
  End of year                                       $           26,761  $           40,909  $           26,925  $           26,074
                                                    ==================  ==================  ==================  ==================
For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)                      $                -  $                -  $                -  $                -
  Net realized gain (loss) on investments                            -                   -                   -                   -
  Capital gain distributions from mutual funds                       -                   -                   -                   -
  Net change in unrealized appreciation
   (depreciation) of investments                                     -                   -                   -                   -
                                                    ------------------  ------------------  ------------------  ------------------
Increase (decrease) in net assets resulting from
 operations                                                          -                   -                   -                   -
                                                    ------------------  ------------------  ------------------  ------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                         -                   -                   -                   -
  Administrative charges                                             -                   -                   -                   -
  Net transfers from (to) other Sub-accounts or
   fixed rate option                                                 -                   -                   -                   -
  Contract withdrawals                                               -                   -                   -                   -
  Surrender charges                                                  -                   -                   -                   -
  Death benefits                                                     -                   -                   -                   -
  Annuity payments                                                   -                   -                   -                   -
                                                    ------------------  ------------------  ------------------  ------------------
Increase (decrease) in net assets resulting from
 principal transactions                                              -                   -                   -                   -
                                                    ------------------  ------------------  ------------------  ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              -                   -                   -                   -

NET ASSETS:
  Beginning of year                                                  -                   -                   -                   -
                                                    ------------------  ------------------  ------------------  ------------------
  End of year                                       $                -  $                -  $                -  $                -
                                                    ==================  ==================  ==================  ==================

                             See accompanying notes.

                                    VA A - 20

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                     Sub-accounts
                                                    ------------------------------------------------------------------------------
                                                                         Vanguard VIF High     Vanguard VIF
                                                       Vanguard VIF         Yield Bond         International     Vanguard VIF Mid-
                                                     Growth Portfolio        Portfolio           Portfolio      Cap Index Portfolio
                                                    ------------------  ------------------  ------------------  ------------------
For the Year Ended December 31, 2004

OPERATIONS:
  Net investment income (loss)                      $             (124) $              (94) $             (194) $             (187)
  Net realized gain (loss) on investments                          (69)                 37                   9                  55
  Capital gain distributions from mutual funds                       -                   -                   -                   -
  Net change in unrealized appreciation
   (depreciation) of investments                                 1,630               1,710               7,391               7,939
                                                    ------------------  ------------------  ------------------  ------------------
Increase (decrease) in net assets resulting from
 operations                                                      1,437               1,653               7,206               7,807
                                                    ------------------  ------------------  ------------------  ------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                         -                   -                   -                   -
  Administrative charges                                             -                   -                   -                   -
  Net transfers from (to) other Sub-accounts or
   fixed rate option                                            37,659              25,657              55,613              51,314
  Contract withdrawals                                               -                   -                   -                   -
  Surrender charges                                                  -                   -                   -                   -
  Death benefits                                                     -                   -                   -                   -
  Annuity payments                                              (2,086)             (1,610)             (3,346)             (3,200)
                                                    ------------------  ------------------  ------------------  ------------------
Increase (decrease) in net assets resulting from
 principal transactions                                         35,573              24,047              52,267              48,114
                                                    ------------------  ------------------  ------------------  ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         37,010              25,700              59,473              55,921
NET ASSETS:
  Beginning of year                                                  -                   -                   -                   -
                                                    ------------------  ------------------  ------------------  ------------------
  End of year                                       $           37,010  $           25,700  $           59,473  $           55,921
                                                    ==================  ==================  ==================  ==================
  For the Year Ended December 31, 2003
OPERATIONS:
  Net investment income (loss)                      $                -  $                -  $                -  $                -
  Net realized gain (loss) on investments                            -                   -                   -                   -
  Capital gain distributions from mutual funds                       -                   -                   -                   -
  Net change in unrealized appreciation
   (depreciation) of investments                                     -                   -                   -                   -
                                                    ------------------  ------------------  ------------------  ------------------
Increase (decrease) in net assets resulting from
 operations                                                          -                   -                   -                   -
                                                    ------------------  ------------------  ------------------  ------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                         -                   -                   -                   -
  Administrative charges                                             -                   -                   -                   -
  Net transfers from (to) other Sub-accounts or
   fixed rate option                                                 -                   -                   -                   -
  Contract withdrawals                                               -                   -                   -                   -
  Surrender charges                                                  -                   -                   -                   -
  Death benefits                                                     -                   -                   -                   -
  Annuity payments                                                   -                   -                   -                   -
                                                    ------------------  ------------------  ------------------  ------------------
Increase (decrease) in net assets resulting from
 principal transactions                                              -                   -                   -                   -
                                                    ------------------  ------------------  ------------------  ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              -                   -                   -                   -

NET ASSETS:
  Beginning of year                                                  -                   -                   -                   -
                                                    ------------------  ------------------  ------------------  ------------------
  End of year                                       $                -  $                -  $                -  $                -
                                                    ==================  ==================  ==================  ==================

                             See accompanying notes.

                                    VA A - 21

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                     Sub-accounts
                                                    ------------------------------------------------------------------------------
                                                                                               Vanguard VIF
                                                       Vanguard VIF                             Short-Term         Vanguard VIF
                                                       Money Market      Vanguard VIF REIT   Investment-Grade      Small Company
                                                         Portfolio        Index Portfolio        Portfolio       Growth Portfolio
                                                    ------------------  ------------------  ------------------  ------------------
For the Year Ended December 31, 2004

OPERATIONS:
  Net investment income (loss)                      $              223  $             (218) $              (12) $             (213)
  Net realized gain (loss) on investments                            -                 477                   3                (141)
  Capital gain distributions from mutual funds                       -                   -                   -                   -
  Net change in unrealized appreciation
   (depreciation) of investments                                     -              16,845                  73               5,879
                                                    ------------------  ------------------  ------------------  ------------------
Increase (decrease) in net assets resulting from
 operations                                                        223              17,104                  64               5,525
                                                    ------------------  ------------------  ------------------  ------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                   801,757                   -                   -                   -
  Administrative charges                                             -                   -                   -                   -
  Net transfers from (to) other Sub-accounts or
   fixed rate option                                          (789,905)             55,612               5,733              63,315
  Contract withdrawals                                               -                   -                   -                   -
  Surrender charges                                                  -                   -                   -                   -
  Death benefits                                                     -                   -                   -                   -
  Annuity payments                                                (575)             (3,765)               (247)             (3,604)
                                                    ------------------  ------------------  ------------------  ------------------
Increase (decrease) in net assets resulting from
 principal transactions                                         11,277              51,847               5,486              59,711
                                                    ------------------  ------------------  ------------------  ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         11,500              68,951               5,550              65,236
NET ASSETS:
  Beginning of year                                                  -                   -                   -                   -
                                                    ------------------  ------------------  ------------------  ------------------
  End of year                                       $           11,500  $           68,951  $            5,550  $           65,236
                                                    ==================  ==================  ==================  ==================
For the Year Ended December 31, 2003
OPERATIONS:
  Net investment income (loss)                               $       -          $        -           $       -           $       -
  Net realized gain (loss) on investments                            -                   -                   -                   -
  Capital gain distributions from mutual funds                       -                   -                   -                   -
  Net change in unrealized appreciation
   (depreciation) of investments                                     -                   -                   -                   -
                                                    ------------------  ------------------  ------------------  ------------------
Increase (decrease) in net assets resulting from
 operations                                                          -                   -                   -                   -
                                                    ------------------  ------------------  ------------------  ------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                         -                   -                   -                   -
  Administrative charges                                             -                   -                   -                   -
  Net transfers from (to) other Sub-accounts or
   fixed rate option                                                 -                   -                   -                   -
  Contract withdrawals                                               -                   -                   -                   -
  Surrender charges                                                  -                   -                   -                   -
  Death benefits                                                     -                   -                   -                   -
  Annuity payments                                                   -                   -                   -                   -
                                                    ------------------  ------------------  ------------------  ------------------
Increase (decrease) in net assets resulting from
 principal transactions                                              -                   -                   -                   -
                                                    ------------------  ------------------  ------------------  ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              -                   -                   -                   -

NET ASSETS:
  Beginning of year                                                  -                   -                   -                   -
                                                    ------------------  ------------------  ------------------  ------------------
  End of year                                                $       -          $        -           $       -           $       -
                                                    ==================  ==================  ==================  ==================

                             See accompanying notes.

                                    VA A - 22

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                    Sub-accounts
                                                     ------------------------------------------
                                                      Vanguard VIF Total    Vanguard VIF Total
                                                       Bond Market Index    Stock Market Index
                                                           Portfolio             Portfolio
                                                     --------------------  --------------------
For the Year Ended December 31, 2004

OPERATIONS:
  Net investment income (loss)                       $               (186) $               (428)
  Net realized gain (loss) on investments                              45                   136
  Capital gain distributions from mutual funds                          -                     -
  Net change in unrealized appreciation
   (depreciation) of investments                                    1,777                21,311
                                                     --------------------  --------------------
Increase (decrease) in net assets resulting
 from operations                                                    1,636                21,019
                                                     --------------------  --------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                            -                     -
  Administrative charges                                                -                     -
  Net transfers from (to) other Sub-accounts
   or fixed rate option                                            51,315               165,679
  Contract withdrawals                                                  -                     -
  Surrender charges                                                     -                     -
  Death benefits                                                        -                     -
  Annuity payments                                                 (3,193)               (8,174)
                                                     --------------------  --------------------
Increase (decrease) in net assets resulting
 from principal transactions                                       48,122               157,505
                                                     --------------------  --------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            49,758               178,524

NET ASSETS:
  Beginning of year                                                     -                     -
                                                     --------------------  --------------------
  End of year                                        $             49,758  $            178,524
                                                     ====================  ====================
For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)                       $                  -  $                  -
  Net realized gain (loss) on investments                               -                     -
  Capital gain distributions from mutual funds                          -                     -
  Net change in unrealized appreciation
   (depreciation) of investments                                        -                     -
                                                     --------------------  --------------------
Increase (decrease) in net assets resulting
 from operations                                                        -                     -
                                                     --------------------  --------------------
PRINCIPAL TRANSACTIONS:
  Contract purchase payments                                            -                     -
  Administrative charges                                                -                     -
  Net transfers from (to) other Sub-accounts
   or fixed rate option                                                 -                     -
  Contract withdrawals                                                  -                     -
  Surrender charges                                                     -                     -
  Death benefits                                                        -                     -
  Annuity payments                                                      -                     -
                                                     --------------------  --------------------
Increase (decrease) in net assets resulting
 from principal transactions                                            -                     -
                                                     --------------------  --------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 -                     -

NET ASSETS:
  Beginning of year                                                     -                     -
                                                     --------------------  --------------------
  End of year                                        $                  -  $                  -
                                                     ====================  ====================

/+/  Net investment income (loss) and capital gain distributions from mutual funds for the respective Sub-accounts have been restated due to a misclassification of short-term capital gains in prior years. See Note H for further disclosure.

                             See accompanying notes.

                                    VA A - 23

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

Note A - Organization

Variable Account A (the "Account") was established by American International
Life Assurance Company of New York (the "Company") on June 5, 1986, to fund individual single purchase payment deferred variable annuity contracts, individual flexible premium deferred variable annuity contracts and group flexible premium deferred variable annuity contracts (the "contracts") issued by the Company. The following products are offered by the Account: Ovation, Ovation
Plus, Ovation Advisor, Group Immediate Variable Annuity ("GIVA") and Vanguard
Lifetime Income Program Immediate Variable Annuity ("Vanguard SPIA"). The
Alliance Gallery Product and Variable Annuity product are no longer offered.
Paradigm, Trilogy, and Profile were discontinued as of May 1, 2003. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc.
The Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of
1940, as amended.

The Account is divided into "Sub-accounts", which invest in independently managed mutual fund portfolios ("Funds"). The Funds available to contract owners through the various Sub-accounts are as follows:

AIM Variable Insurance Funds (AIM V.I.):                        American Funds(R) : - continued
  AIM V.I. Capital Appreciation Fund - Series I                   American Funds(R) Capital World Growth and Income Fund,/SM/
                                                                   Inc.(1)
  AIM V.I. International Growth Fund - Series I                   American Funds(R) EuroPacific Growth Fund(R) (1)
                                                                  American Funds(R) The Investment Company of America(R) (1)
The AllianceBernstein Growth Funds:                               American Funds(R) The New Economy Fund(R) (1)
  AllianceBernstein Large Cap Growth Fund - Class A (1) (2)       American Funds(R) SMALLCAP World Fund(R) (1)
                                                                  American Funds(R) Washington Mutual Investors Fund,/SM/ Inc. (1)
AllianceBernstein Variable Products Series Fund, Inc.:

  AllianceBernstein Americas Government Income Portfolio -
   Class A                                                      Columbia Funds Trust I:
  AllianceBernstein Global Bond Portfolio - Class A               Columbia High Yield Opportunity Fund (1) (4)
  AllianceBernstein Global Dollar Government Portfolio -
   Class A
  AllianceBernstein Growth and Income Portfolio - Class A       Columbia Funds Trust VII:
  AllianceBernstein Growth and Income Portfolio - Class B         Columbia Newport Tiger Fund (1) (5)
  AllianceBernstein Growth Portfolio - Class A
  AllianceBernstein Growth Portfolio - Class B                  Delaware VIP Trust:
  AllianceBernstein High Yield Portfolio - Class A                Delaware VIP Balanced Series - Standard class
  AllianceBernstein International Portfolio - Class A             Delaware VIP Capital Reserves Series - Standard class
  AllianceBernstein International Value Portfolio - Class A       Delaware VIP Cash Reserves Series - Standard class
  AllianceBernstein Money Market Portfolio - Class A              Delaware VIP Growth Opportunities Series - Standard class
  AllianceBernstein Money Market Portfolio - Class B              Delaware VIP High Yield Series - Standard class
  AllianceBernstein Premier Growth Portfolio - Class A            Delaware VIP Value Series - Standard class (6)
  AllianceBernstein Premier Growth Portfolio - Class B
  AllianceBernstein Real Estate Investment Portfolio - Class A  Dreyfus Stock Index Fund, Inc. - Initial shares
  AllianceBernstein Small Cap Growth Portfolio - Class A (3)
  AllianceBernstein Small Cap Value Portfolio - Class A         Dreyfus Variable Investment Fund ("Dreyfus VIF"):
  AllianceBernstein Technology Portfolio - Class A                Dreyfus VIF Small Company Stock Portfolio - Initial shares
  AllianceBernstein Technology Portfolio - Class B
  AllianceBernstein Total Return Portfolio - Class A            Fidelity(R) Variable Insurance Products ("Fidelity VIP"):
  AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class A                                            Fidelity(R) VIP Asset Manager/SM/ Portfolio - Initial Class
  AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class B                                            Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class
  AllianceBernstein Utility Income Portfolio - Class A            Fidelity(R) VIP Growth Portfolio - Initial Class
  AllianceBernstein Value Portfolio - Class B                     Fidelity(R) VIP High Income Portfolio - Initial Class
  AllianceBernstein Worldwide Privatization Portfolio - Class A   Fidelity(R) VIP Investment Grade Bond Portfolio - Initial Class
                                                                  Fidelity(R) VIP Money Market Portfolio - Initial Class
American Funds(R) :                                             Fidelity(R) VIP Overseas Portfolio - Initial Class
  American Funds(R) AMCAP Fund(R) (1)
  American Funds(R) The Bond Fund of America/SM/ (1)

                                    VA A - 24

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

Franklin(R) Templeton(R) Investments ("Franklin"):                   The Universal Institutional Funds, Inc. ("UIF"): -
                                                                          continued
  Franklin Templeton Foreign Fund - Class A (1)                            UIF Money Market Portfolio - Class I (1)
  Franklin Gold and Precious Metals Fund - Class A (1)                     UIF Technology Portfolio - Class I (1)
  Franklin Mutual Financial Services Fund - Class A (1)                    UIF Value Portfolio - Class I (1)

Mercury Variable Trust                                                   Van Eck Worldwide Insurance Trust ("Van Eck"):
  Mercury HW International VIP Portfolio (7)                               Van Eck Worldwide Emerging Markets Fund
                                                                           Van Eck Worldwide Hard Assets Fund
Merrill Lynch Variable Series Funds, Inc. ("Merrill Lynch"): (8)
  Merrill Lynch Basic Value V.I. Fund - Class I                          The Vanguard Group(R) :
  Merrill Lynch Core Bond V.I. Fund - Class I                              Vanguard(R) 500 Index Fund (1)
  Merrill Lynch Domestic Money Market V.I. Fund - Class I (1)              Vanguard(R) Dividend Growth Fund (1)
  Merrill Lynch Developing Capital Markets V.I. Fund - Class I (1) (9)     Vanguard(R) GNMA Fund (1)
  Merrill Lynch Global Allocation V.I. Fund - Class I (9)                  Vanguard(R) Health Care Fund (1) (16)
  Merrill Lynch Global Growth V.I. Fund - Class I                          Vanguard(R) Inflation-Protected Securities Fund (1)
  Merrill Lynch High Current Income V.I. Fund - Class I                    Vanguard(R) International Growth Fund (1)
  Merrill Lynch International Value V.I. Fund - Class I (7)                Vanguard(R) LifeStrategy(R) Conservative Fund (1)
  Merrill Lynch Large Cap Core V.I. Fund - Class I                         Vanguard(R) LifeStrategy(R) Growth Fund (1)
  Merrill Lynch Large Cap Growth V.I. Fund - Class I (1)                   Vanguard(R) LifeStrategy(R) Income Fund
  Merrill Lynch Utilities and Telecommunications V.I. Fund - Class I (1)   Vanguard(R) LifeStrategy(R) Moderate Growth Fund (1)
  Merrill Lynch Value Opportunities V.I. Fund - Class I (1) (10)           Vanguard(R) Prime Money Market Fund (1)
                                                                           Vanguard(R) PRIMECAP Fund (1)
MFS(R) Mutual Funds ("MFS"):                                             Vanguard(R) Small-Cap Growth Index Fund (1)
  MFS(R) Emerging Growth Fund (1)                                        Vanguard(R) Small-Cap Value Fund (1)
  MFS(R) New Discovery Fund (1)                                          Vanguard(R) Total Bond Market Index Fund (1)
  MFS(R) Research Fund (1)                                               Vanguard(R)Total International Stock Index Fund (1)(16)
                                                                           Vanguard(R) U.S. Growth Fund (1)
OppenheimerFunds(R) :                                                    Vanguard(R) Wellington(TM)Fund (1)
  Oppenheimer Centennial Money Market Trust - Class A (1) (11)             Vanguard(R) Windsor(TM)Fund (1)
  Oppenheimer International Bond Fund - Class A (1)
  Oppenheimer Strategic Income Fund - Class A (1)                        Vanguard(R) Variable Insurance Fund ("Vanguard VIF"):
                                                                           Vanguard(R)  VIF Balanced Portfolio
Putnam Investments:                                                        Vanguard(R) VIF Capital Growth Portfolio
  Putnam Discovery Growth Fund (1) (12)                                    Vanguard(R) VIF Diversified Value Portfolio
  Putnam Health Sciences Trust (1)                                         Vanguard(R) VIF Equity Income Portfolio
  Putnam International Capital Opportunities Fund (1) (13)                 Vanguard(R) VIF Equity Index Portfolio
  Putnam Voyager Fund (1)                                                  Vanguard(R) VIF Growth Portfolio
  The Putnam Fund for Growth and Income (1)                                Vanguard(R) VIF High Yield Bond Portfolio
                                                                           Vanguard(R) VIF International Portfolio
UBS Series Trust ("UBS"):                                                  Vanguard(R) VIF Mid-Cap Index Portfolio
  UBS U.S. Allocation Portfolio (14)                                       Vanguard(R) VIF Money Market Portfolio
                                                                           Vanguard(R) VIF REIT Index Portfolio
The Universal Institutional Funds, Inc. ("UIF") (15):                      Vanguard(R) VIF Short-Term Investment-Grade
                                                                            Portfolio (17)
  UIF Core Plus Fixed Income Portfolio - Class I (1)                       Vanguard(R) VIF Small Company Growth Portfolio
  UIF Equity Growth Portfolio - Class I (1)                                Vanguard(R) VIF Total Bond Market Index Portfolio
  UIF International Magnum Portfolio - Class I (1)                         Vanguard(R) VIF Total Stock Market Index Portfolio
  UIF Mid Cap Growth Portfolio - Class I (1)

                                    VA A - 25

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

(1)  Sub-accounts had no activity.
(2)  Effective December 15, 2004, AllianceBernstein Premier Growth Fund - Class
     A changed its name to AllianceBernstein Large Cap Growth Fund - Class A.
(3)  Effective May 1, 2004, AllianceBernstein Quasar Portfolio - Class A was
     reorganized into AllianceBernstein Small Cap Growth Portfolio - Class A.
(4)  Effective October 13, 2003, Liberty High Yield Securities Fund changed its name to Columbia High Yield Opportunity Fund.
(5)  Effective October 13, 2003, Liberty Newport Tiger Fund changed its name to
     Columbia Newport Tiger Fund.
(6)  Effective July 30, 2004, Delaware VIP Large Cap Value Series changed its name to Delaware VIP Value Series.
(7)  Effective November 21, 2003, Mercury HW International VIP Portfolio was
     reorganized into Merrill Lynch International Value V.I. Fund - Class I.
(8)  Effective September 2, 2003, Merrill Lynch redesignated the share class for these funds to Class I.
(9)  Effective November 21, 2003, Merrill Lynch Developing Capital Markets V.I.
     Fund - Class l was reorganized into Merrill Lynch Global Allocation V.I.
     Fund - Class I.
(10) Effective July 26, 2004, Merrill Lynch Small Cap Value V.I. Fund - Class I
     changed its name to Merrill Lynch Value Opportunities V.I. Fund - Class I.
(11) Effective May 1, 2004, Oppenheimer Centennial Money Market Trust is no
     longer available for investment in the GIVA contract.
(12) Effective May 1, 2003, Putnam Voyager Fund II - Class A changed its name to
     Putnam Discovery Growth Fund.
(13) Effective May 1, 2003, Putnam International Voyager Fund - Class A changed its name to Putnam International Capital Opportunities Fund.
(14) Effective April 29, 2004, UBS Series Trust Tactical Allocation Portfolio
     changed its name to UBS U.S. Allocation Portfolio.
(15) Effective May 1, 2003, the UIF portfolios are no longer available for investment in the GIVA contract.
(16) Effective December 1, 2004, Vanguard Health Care Fund and Vanguard Total
     International Stock Index Fund are no longer offered as investment options in the GIVA contract.
(17) Effective August 19, 2004, Vanguard VIF Short-Term Corporate Portfolio
     changed its name to Vanguard VIF Short-Term Investment-Grade Portfolio.

In addition to the Sub-accounts above, contract owners may allocate funds to a fixed account that is part of the Company's general account. Contract owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Account are segregated from the Company's other assets. The operations of the Account are part of the Company.

Net purchases from the contracts are allocated to the Sub-accounts and invested in the Funds, in accordance with contract owners' instructions. The purchases are recorded as principal transactions in the Statement of Changes in Net
Assets.

Note B - Summary of Significant Accounting Policies and Basis of Presentation

The accompanying financial statements of the Account have been prepared in conformity with accounting principles generally accepted in the United States of
America ("GAAP"). The accounting principles followed by the Account and the methods of applying those principles are presented below.

Use of estimates - The preparation of financial statements in conformity with
GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

Security valuation - The investments in shares of the Funds are stated at the net asset value of the respective portfolio as determined by the Funds, which value their securities at fair value.

                                    VA A - 26

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note B - Summary of Significant Accounting Policies and Basis of Presentation -
Continued

Security transactions and related investment income - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

Annuity reserves - For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. The assumed interest rate used to determine annuity payments is 5.0% for all contracts.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the
Company makes payments to the Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Account to the Company. Payments between the Company and the Account are disclosed in the Statement of Changes in Net Assets as net transfers from (to) other Sub-accounts or fixed rate option.

Annuity reserves are calculated according to either the 1983(a) Individual
Mortality Table or the Annuity 2000 Mortality Table, depending on the calendar year of annuitization.

Federal income taxes - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Account in determining its federal income tax liability. As a result, the Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal
Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Account are not taxable.
Therefore, no federal income tax provision has been made.

Accumulation unit - This is a measuring unit used to calculate the contract owner's interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

Note C - Contract Charges

The Company will deduct premium taxes imposed by certain states from purchase payments when received; from the owner's account value at the time annuity payments begin; from the amount of any partial withdrawal; or from proceeds payable upon termination of the certificate for any other reason, including death of the owner or annuitant, or surrender of the certificate. The applicable rates currently range from 0% to 3.5%. The rates are subject to change.

Daily charges for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation. A summary of the charges by contract follows:

                      Administrative Expenses and
                       Mortality & Expense Risks
  Contracts               Maximum Annual Rate
  ----------------    ---------------------------
  Gallery                        1.40%
  Ovation                        1.40%
  Ovation Advisor                1.40%
  Ovation Plus                   1.40%
  Paradigm                       1.40%
  Profile                        1.40%
  GIVA                           1.25%
  Trilogy                        1.40%
  Vanguard SPIA                  0.52%
  Variable Annuity               1.40%

                                    VA A - 27

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Contract Charges - Continued

An annual administrative expense charge of $30 may be assessed against each contract on its anniversary date. The annual administrative expense is paid by redemption of units outstanding. Contracts under the Vanguard SPIA and GIVA products are not subject to the annual administrative expense charge.

Daily charges for the Accidental Death Benefit (ADB) option are assessed through the daily unit value calculation on all contracts that have elected this option and are equivalent, on an annual basis, to 0.05% of the value of the contracts.
These charges are included as part of the mortality and expense risk fees line of the Statement of Operations.

Other charges paid to the Company by redemption of units outstanding include the deductions for distribution expenses, Annual Ratchet Plans, Equity Assurance
Plans, transfer fees, surrender charges or deferred sales charges and a partial withdrawal transaction charge.

Daily charges for distribution expenses are assessed on all contracts issued under the Ovation Plus product and are equivalent, on an annual basis, to 0.20%
of the value of the contracts. These charges are included as part of the administrative charges line of the Statement of Changes in Net Assets.

The Annual Ratchet Plan is a death benefit rider. Daily charges for the Annual
Ratchet Plan option are assessed on all contracts that have elected this option and are equivalent, on an annual basis, to 0.10% of the value of the contracts.
These charges are included as part of the administrative charges line of the
Statement of Changes in Net Assets.

The Equity Assurance Plan is a death benefit rider. Daily charges for the Equity
Assurance Plan option are assessed on all contracts that have elected this option and are equivalent, on an annual basis, to a maximum 0.20% of the value of the contracts. These charges are included as part of the administrative charges line of the Statement of Changes in Net Assets.

A $10 transfer fee for each transfer in excess of 12 during the contract year may be assessed on all contracts issued under the Vanguard SPIA and GIVA products. Transfer requests are subject to the Company's published rules concerning market timing. A contract owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers.

In the event that a contract owner withdraws all or a portion of the contract value within the surrender charge period, the contracts provide that they will be assessed a surrender charge. The surrender charge is based on a table of charges, of which the maximum charge is 6% of the contract value subject to a maximum of 8.5% of premiums paid for single premium contracts and a maximum charge of 6% of premiums paid for flexible premium contracts. Contracts under the Ovation Advisor, Vanguard SPIA and GIVA products are not subject to surrender charges. For the Vanguard SPIA product, a partial withdrawal transaction charge may be assessed for each partial withdrawal. The partial withdrawal transaction charge is the lesser of 2% of the amount withdrawn or
$25.

                                    VA A -28

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales

For the year ended December 31, 2004, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                                  Cost of     Proceeds from
Sub-accounts                                                                     Purchases        Sales
---------------------------------------------------------------------------     -----------  --------------
AIM V.I. Capital Appreciation Fund - Series I                                   $    11,394  $       96,016
AIM V.I. International Growth Fund - Series I                                         1,714          37,387
AllianceBernstein Americas Government Income Portfolio - Class A                    466,264       1,630,389
AllianceBernstein Global Bond Portfolio - Class A                                   384,374         925,314
AllianceBernstein Global Dollar Government Portfolio - Class A                      779,329       1,764,461
AllianceBernstein Growth and Income Portfolio - Class A                           1,046,467       6,904,551
AllianceBernstein Growth and Income Portfolio - Class B                           3,168,940       1,877,092
AllianceBernstein Growth Portfolio - Class A                                        363,487       2,825,279
AllianceBernstein Growth Portfolio - Class B                                        441,578         578,390
AllianceBernstein High Yield Portfolio - Class A                                    601,363       1,062,556
AllianceBernstein International Portfolio - Class A                                 780,232       1,176,701
AllianceBernstein International Value Portfolio - Class A                           638,091         454,322
AllianceBernstein Money Market Portfolio - Class A                                1,113,755       3,044,602
AllianceBernstein Money Market Portfolio - Class B                                2,495,143       3,535,683
AllianceBernstein Premier Growth Portfolio - Class A                                139,737       4,725,118
AllianceBernstein Premier Growth Portfolio - Class B                                330,384         807,465
AllianceBernstein Real Estate Investment Portfolio - Class A                        901,087       1,063,318
AllianceBernstein Small Cap Growth Portfolio - Class A                              603,041       1,245,085
AllianceBernstein Small Cap Value Portfolio - Class A                               751,665       1,090,085
AllianceBernstein Technology Portfolio - Class A                                    226,022       2,956,951
AllianceBernstein Technology Portfolio - Class B                                    234,727         490,853
AllianceBernstein Total Return Portfolio - Class A                                1,960,592       3,686,395
AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class A       1,084,414       2,795,401
AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class B           9,422          32,301
AllianceBernstein Utility Income Portfolio - Class A                                583,960         876,163
AllianceBernstein Value Portfolio - Class B                                       1,021,515       1,253,887
AllianceBernstein Worldwide Privatization Portfolio - Class A                       491,105         888,520
Delaware VIP Balanced Series - Standard class                                         3,327          21,789
Delaware VIP Capital Reserves Series - Standard class                                10,140           6,249
Delaware VIP Cash Reserves Series - Standard class                                    1,563         456,200
Delaware VIP Growth Opportunities Series - Standard class                                 -          62,407
Delaware VIP High Yield Series - Standard class                                       3,145           6,864
Delaware VIP Value Series - Standard class                                           25,609         230,231
Dreyfus Stock Index Fund, Inc. - Initial shares                                      32,502         360,467
Dreyfus VIF Small Company Stock Portfolio - Initial shares                           18,019         100,484
Fidelity VIP Asset Manager Portfolio - Initial Class                                 63,758         273,598
Fidelity VIP Contrafund Portfolio - Initial Class                                    37,562         193,246
Fidelity VIP Growth Portfolio - Initial Class                                        29,767         520,897
Fidelity VIP High Income Portfolio - Initial Class                                   24,508         137,005
Fidelity VIP Investment Grade Bond Portfolio - Initial Class                         66,288         249,188
Fidelity VIP Money Market Portfolio - Initial Class                                 503,900         784,040
Fidelity VIP Overseas Portfolio - Initial Class                                       8,613          10,058
Merrill Lynch Basic Value V.I. Fund - Class I                                         1,209           1,403
Merrill Lynch Core Bond V.I. Fund - Class I                                           2,539           2,554
Merrill Lynch Global Allocation V.I. Fund - Class I                                   1,803             878
Merrill Lynch Global Growth V.I. Fund - Class I                                         213             193
Merrill Lynch High Current Income V.I. Fund - Class I                                 3,229             657
Merrill Lynch International Value V.I. Fund - Class I                                   635             378
Merrill Lynch Large Cap Core V.I. Fund - Class I                                        157             266
UBS U.S. Allocation Portfolio                                                         1,845          20,409
Van Eck Worldwide Emerging Markets Fund                                                 612             753
Van Eck Worldwide Hard Assets Fund                                                    7,890             256

                                    VA A - 29

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales - Continued

For the year ended December 31, 2004, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                                  Cost of     Proceeds from
Sub-accounts                                                                     Purchases        Sales
---------------------------------------------------------------------------     -----------  --------------
Vanguard LifeStrategy Income Fund                                               $    50,591  $            2
Vanguard VIF Balanced Portfolio                                                     113,241           3,917
Vanguard VIF Capital Growth Portfolio                                                25,658           1,693
Vanguard VIF Diversified Value Portfolio                                             37,654           2,365
Vanguard VIF Equity Income Portfolio                                                 25,658           1,712
Vanguard VIF Equity Index Portfolio                                                  25,658           1,677
Vanguard VIF Growth Portfolio                                                        37,654           2,206
Vanguard VIF High Yield Bond Portfolio                                               25,658           1,704
Vanguard VIF International Portfolio                                                 55,613           3,540
Vanguard VIF Mid-Cap Index Portfolio                                                 51,315           3,389
Vanguard VIF Money Market Portfolio                                                 802,206         790,706
Vanguard VIF REIT Index Portfolio                                                    55,613           3,984
Vanguard VIF Short-Term Investment-Grade Portfolio                                    5,734             260
Vanguard VIF Small Company Growth Portfolio                                          63,306           3,807
Vanguard VIF Total Bond Market Index Portfolio                                       51,315           3,379
Vanguard VIF Total Stock Market Index Portfolio                                     165,296           8,219

                                    VA A - 30

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments

The following is a summary of fund shares owned as of December 31, 2004.

                                                                                                     Value of
                                                                                      Net Asset      Shares at     Cost of Shares
Sub-accounts                                                              Shares        Value       Fair Value          Held
--------------------------------------------------------------------   -----------   ----------   --------------   --------------
AIM V.I. Capital Appreciation Fund - Series I                               14,084   $    22.69   $      319,574   $      416,208
AIM V.I. International Growth Fund - Series I                                8,802        19.77          174,024          168,070
AllianceBernstein Americas Government Income Portfolio - Class A           325,127        12.91        4,197,393        4,056,465
AllianceBernstein Global Bond Portfolio - Class A                          108,285        13.63        1,475,931        1,401,292
AllianceBernstein Global Dollar Government Portfolio - Class A             172,805        14.79        2,555,792        2,352,500
AllianceBernstein Growth and Income Portfolio - Class A                  1,338,307        24.08       32,226,430       28,524,398
AllianceBernstein Growth and Income Portfolio - Class B                    449,994        23.87       10,741,346        9,098,440
AllianceBernstein Growth Portfolio - Class A                               931,061        18.30       17,038,422       21,894,820
AllianceBernstein Growth Portfolio - Class B                               179,006        18.05        3,231,063        2,537,948
AllianceBernstein High Yield Portfolio - Class A                           399,756         7.97        3,186,053        2,890,509
AllianceBernstein International Portfolio - Class A                        364,232        15.26        5,558,183        3,736,750
AllianceBernstein International Value Portfolio - Class A                  110,893        16.71        1,853,027        1,361,294
AllianceBernstein Money Market Portfolio - Class A                       3,734,318         1.00        3,734,318        3,734,318
AllianceBernstein Money Market Portfolio - Class B                       3,090,981         1.00        3,090,981        3,090,981
AllianceBernstein Premier Growth Portfolio - Class A                       944,798        23.44       22,146,075       30,284,351
AllianceBernstein Premier Growth Portfolio - Class B                       159,219        23.11        3,679,550        2,987,196
AllianceBernstein Real Estate Investment Portfolio - Class A               230,002        20.66        4,751,841        3,055,708
AllianceBernstein Small Cap Growth Portfolio - Class A                     509,250        11.65        5,932,758        5,602,567
AllianceBernstein Small Cap Value Portfolio - Class A                      247,619        16.84        4,169,902        2,984,845
AllianceBernstein Technology Portfolio - Class A                           819,766        15.27       12,517,820       23,068,281
AllianceBernstein Technology Portfolio - Class B                           110,501        15.08        1,666,362        1,448,789
AllianceBernstein Total Return Portfolio - Class A                         645,200        18.94       12,220,096       11,006,630
AllianceBernstein U.S. Government/High Grade Securities Portfolio -
 Class A                                                                   795,423        12.28        9,767,798        9,769,514
AllianceBernstein U.S. Government/High Grade Securities Portfolio -
 Class B                                                                    12,869        12.18          156,743          153,558
AllianceBernstein Utility Income Portfolio - Class A                       225,427        18.17        4,096,017        3,690,467
AllianceBernstein Value Portfolio - Class B                                373,893        12.54        4,688,616        3,666,715
AllianceBernstein Worldwide Privatization Portfolio - Class A              245,824        20.18        4,960,728        3,983,445
Delaware VIP Balanced Series - Standard class                               11,162        13.36          149,125          184,266
Delaware VIP Capital Reserves Series - Standard class                       23,183         9.94          230,442          223,383
Delaware VIP Cash Reserves Series - Standard class                         129,795         1.00          129,795          129,795
Delaware VIP Growth Opportunities Series - Standard class                   39,025        15.96          622,841          629,352
Delaware VIP High Yield Series - Standard class                              8,498         6.11           51,924           55,815
Delaware VIP Value Series - Standard class                                  87,159        18.46        1,608,953        1,385,120
Dreyfus Stock Index Fund, Inc. - Initial shares                             54,156        30.89        1,672,892        1,706,877
Dreyfus VIF Small Company Stock Portfolio - Initial shares                   8,458        22.66          191,665          154,326
Fidelity VIP Asset Manager Portfolio - Initial Class                        39,789        14.85          590,866          599,061
Fidelity VIP Contrafund Portfolio - Initial Class                           25,563        26.62          680,482          592,915
Fidelity VIP Growth Portfolio - Initial Class                               47,611        32.01        1,524,043        2,018,315
Fidelity VIP High Income Portfolio - Initial Class                          16,392         7.00          114,747          102,191
Fidelity VIP Investment Grade Bond Portfolio - Initial Class                30,487        13.25          403,954          397,212
Fidelity VIP Money Market Portfolio - Initial Class                      1,377,926         1.00        1,377,926        1,377,926
Fidelity VIP Overseas Portfolio - Initial Class                              4,479        17.52           78,464           80,768
Merrill Lynch Basic Value V.I. Fund - Class I                                6,302        15.70           98,938           83,285
Merrill Lynch Core Bond V.I. Fund - Class I                                  5,792        12.31           71,304           65,084
Merrill Lynch Global Allocation V.I. Fund - Class I                          4,959        12.55           62,240           63,073
Merrill Lynch Global Growth V.I. Fund - Class I                              1,487         9.66           14,366           14,958
Merrill Lynch High Current Income V.I. Fund - Class I                        5,449         8.12           44,247           47,058
Merrill Lynch International Value V.I. Fund - Class I                        2,084        13.67           28,483           22,297

                                    VA A - 31

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments - Continued

The following is a summary of fund shares owned as of December 31, 2004.

                                                                                                     Value of
                                                                                      Net Asset      Shares at     Cost of Shares
Sub-accounts                                                              Shares        Value       Fair Value          Held
--------------------------------------------------------------------   -----------   ----------   --------------   --------------
Merrill Lynch Large Cap Core V.I. Fund - Class I                               664   $    29.38   $       19,516   $       19,804
UBS U.S. Allocation Portfolio                                               14,583        13.50          196,868          219,040
Van Eck Worldwide Emerging Markets Fund                                      4,501        15.21           68,467           42,039
Van Eck Worldwide Hard Assets Fund                                           1,440        18.36           26,433           19,454
Vanguard LifeStrategy Income Fund                                            3,707        13.53           50,151           50,589
Vanguard VIF Balanced Portfolio                                              6,195        18.62          115,360          109,399
Vanguard VIF Capital Growth Portfolio                                        1,776        15.07           26,761           23,991
Vanguard VIF Diversified Value Portfolio                                     3,019        13.55           40,909           35,383
Vanguard VIF Equity Income Portfolio                                         1,384        19.45           26,925           23,990
Vanguard VIF Equity Index Portfolio                                            922        28.29           26,074           23,991
Vanguard VIF Growth Portfolio                                                3,171        11.67           37,010           35,379
Vanguard VIF High Yield Bond Portfolio                                       2,849         9.02           25,700           23,991
Vanguard VIF International Portfolio                                         3,926        15.15           59,473           52,082
Vanguard VIF Mid-Cap Index Portfolio                                         3,437        16.27           55,921           47,981
Vanguard VIF Money Market Portfolio                                         11,500         1.00           11,500           11,500
Vanguard VIF REIT Index Portfolio                                            3,432        20.09           68,951           52,106
Vanguard VIF Short-Term Investment-Grade Portfolio                             523        10.62            5,550            5,477
Vanguard VIF Small Company Growth Portfolio                                  3,349        19.48           65,236           59,358
Vanguard VIF Total Bond Market Index Portfolio                               4,334        11.48           49,758           47,981
Vanguard VIF Total Stock Market Index Portfolio                              6,242        28.60          178,524          157,213

                                    VA A - 32

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units

Summary of Changes in Units for the year ended December 31, 2004.

                                                                       Accumulation    Accumulation      Annuity Units
Sub-accounts                                                           Units Issued   Units Redeemed        Issued
--------------------------------------------------------------------   ------------   --------------    --------------
1 AIM V.I. Capital Appreciation Fund - Series I                                 592           (8,614)                -
1 AIM V.I. International Growth Fund - Series I                                 290           (3,380)                -
1 AllianceBernstein Americas Government Income Portfolio - Class A            1,110          (69,423)                -
1 AllianceBernstein Global Bond Portfolio - Class A                           3,114          (41,177)                8
1 AllianceBernstein Global Bond Portfolio - Class A                               -             (109)                -
1 AllianceBernstein Global Dollar Government Portfolio - Class A                664          (41,955)                -
1 AllianceBernstein Growth and Income Portfolio - Class A                    12,038         (154,539)                5
1 AllianceBernstein Growth and Income Portfolio - Class A                         -          (24,816)                -
2 AllianceBernstein Growth and Income Portfolio - Class A                         -               (1)                -
3 AllianceBernstein Growth and Income Portfolio - Class A                         -               (4)                -
4 AllianceBernstein Growth and Income Portfolio - Class B                    73,970          (35,073)                -
1 AllianceBernstein Growth Portfolio - Class A                                  372          (91,588)                -
1 AllianceBernstein Growth Portfolio - Class A                                    -           (8,191)                -
2 AllianceBernstein Growth Portfolio - Class A                                    -                -                 -
3 AllianceBernstein Growth Portfolio - Class A                                    -               (1)                -
4 AllianceBernstein Growth Portfolio - Class B                                4,983           (9,097)                -
1 AllianceBernstein High Yield Portfolio - Class A                            5,901          (66,256)                -
1 AllianceBernstein International Portfolio - Class A                        18,782          (43,459)                -
3 AllianceBernstein International Portfolio - Class A                             -               (1)                -
1 AllianceBernstein International Value Portfolio - Class A                  21,671           (8,501)                -
1 AllianceBernstein Money Market Portfolio - Class A                            110         (148,332)                -
3 AllianceBernstein Money Market Portfolio - Class A                              -               (1)                -
4 AllianceBernstein Money Market Portfolio - Class B                        119,580         (199,135)                -
1 AllianceBernstein Premier Growth Portfolio - Class A                          621         (163,418)                4
1 AllianceBernstein Premier Growth Portfolio - Class A                            -           (4,035)                -
2 AllianceBernstein Premier Growth Portfolio - Class A                            -                -                 -
3 AllianceBernstein Premier Growth Portfolio - Class A                            -             (121)                -
4 AllianceBernstein Premier Growth Portfolio - Class B                       19,859          (86,521)                -
1 AllianceBernstein Real Estate Investment Portfolio - Class A               24,151          (31,350)                4
3 AllianceBernstein Real Estate Investment Portfolio - Class A                   35           (1,487)                -
1 AllianceBernstein Small Cap Growth Portfolio - Class A                     39,082          (92,157)                2
1 AllianceBernstein Small Cap Growth Portfolio - Class A                        113           (1,421)                -
1 AllianceBernstein Small Cap Value Portfolio - Class A                      13,000          (37,839)                -
1 AllianceBernstein Technology Portfolio - Class A                            1,769         (172,046)                -
1 AllianceBernstein Technology Portfolio - Class A                                -           (7,946)                -
2 AllianceBernstein Technology Portfolio - Class A                                -                -                 -
3 AllianceBernstein Technology Portfolio - Class A                                -              (56)                -
4 AllianceBernstein Technology Portfolio - Class B                           11,661          (53,585)                -
1 AllianceBernstein Total Return Portfolio - Class A                         40,645         (117,567)                1
1 AllianceBernstein Total Return Portfolio - Class A                              -           (2,734)                -
2 AllianceBernstein Total Return Portfolio - Class A                              -                -                 -
3 AllianceBernstein Total Return Portfolio - Class A                              -               (1)                -
1 AllianceBernstein U.S. Government/High Grade Securities
 Portfolio - Class A                                                          6,114         (138,122)                7
3 AllianceBernstein U.S. Government/High Grade Securities
 Portfolio - Class A                                                              -           (1,281)                -
4 AllianceBernstein U.S. Government/High Grade Securities
 Portfolio - Class B                                                             95           (1,960)                -
1 AllianceBernstein Utility Income Portfolio - Class A                       22,547          (38,654)                -
3 AllianceBernstein Utility Income Portfolio - Class A                          162                -                 -
4 AllianceBernstein Value Portfolio - Class B                                27,144          (45,655)                -
1 AllianceBernstein Worldwide Privatization Portfolio - Class A              19,382          (36,695)                4
5 Delaware VIP Balanced Series - Standard class                                   -             (717)                -

                                                                        Annuity Units    Net Increase
Sub-accounts                                                              Redeemed        (Decrease)
--------------------------------------------------------------------   --------------    ------------
1 AIM V.I. Capital Appreciation Fund - Series I                                     -          (8,022)
1 AIM V.I. International Growth Fund - Series I                                     -          (3,090)
1 AllianceBernstein Americas Government Income Portfolio - Class A                  -         (68,313)
1 AllianceBernstein Global Bond Portfolio - Class A                               (71)        (38,126)
1 AllianceBernstein Global Bond Portfolio - Class A                                 -            (109)
1 AllianceBernstein Global Dollar Government Portfolio - Class A                    -         (41,291)
1 AllianceBernstein Growth and Income Portfolio - Class A                         (53)       (142,549)
1 AllianceBernstein Growth and Income Portfolio - Class A                      (1,194)        (26,010)
2 AllianceBernstein Growth and Income Portfolio - Class A                           -              (1)
3 AllianceBernstein Growth and Income Portfolio - Class A                           -              (4)
4 AllianceBernstein Growth and Income Portfolio - Class B                        (127)         38,770
1 AllianceBernstein Growth Portfolio - Class A                                      -         (91,216)
1 AllianceBernstein Growth Portfolio - Class A                                      -          (8,191)
2 AllianceBernstein Growth Portfolio - Class A                                      -               -
3 AllianceBernstein Growth Portfolio - Class A                                      -              (1)
4 AllianceBernstein Growth Portfolio - Class B                                      -          (4,114)
1 AllianceBernstein High Yield Portfolio - Class A                                (58)        (60,413)
1 AllianceBernstein International Portfolio - Class A                               -         (24,677)
3 AllianceBernstein International Portfolio - Class A                               -              (1)
1 AllianceBernstein International Value Portfolio - Class A                         -          13,170
1 AllianceBernstein Money Market Portfolio - Class A                                -        (148,222)
3 AllianceBernstein Money Market Portfolio - Class A                                -              (1)
4 AllianceBernstein Money Market Portfolio - Class B                                -         (79,555)
1 AllianceBernstein Premier Growth Portfolio - Class A                            (46)       (162,839)
1 AllianceBernstein Premier Growth Portfolio - Class A                              -          (4,035)
2 AllianceBernstein Premier Growth Portfolio - Class A                              -               -
3 AllianceBernstein Premier Growth Portfolio - Class A                              -            (121)
4 AllianceBernstein Premier Growth Portfolio - Class B                              -         (66,662)
1 AllianceBernstein Real Estate Investment Portfolio - Class A                    (24)         (7,219)
3 AllianceBernstein Real Estate Investment Portfolio - Class A                      -          (1,452)
1 AllianceBernstein Small Cap Growth Portfolio - Class A                          (89)        (53,162)
1 AllianceBernstein Small Cap Growth Portfolio - Class A                            -          (1,308)
1 AllianceBernstein Small Cap Value Portfolio - Class A                             -         (24,839)
1 AllianceBernstein Technology Portfolio - Class A                                  -        (170,277)
1 AllianceBernstein Technology Portfolio - Class A                               (419)         (8,365)
2 AllianceBernstein Technology Portfolio - Class A                                  -               -
3 AllianceBernstein Technology Portfolio - Class A                                  -             (56)
4 AllianceBernstein Technology Portfolio - Class B                                  -         (41,924)
1 AllianceBernstein Total Return Portfolio - Class A                             (235)        (77,156)
1 AllianceBernstein Total Return Portfolio - Class A                             (149)         (2,883)
2 AllianceBernstein Total Return Portfolio - Class A                                -               -
3 AllianceBernstein Total Return Portfolio - Class A                                -              (1)
1 AllianceBernstein U.S. Government/High Grade Securities
 Portfolio - Class A                                                             (387)       (132,388)
3 AllianceBernstein U.S. Government/High Grade Securities
 Portfolio - Class A                                                                -          (1,281)
4 AllianceBernstein U.S. Government/High Grade Securities
 Portfolio - Class B                                                                -          (1,865)
1 AllianceBernstein Utility Income Portfolio - Class A                              -         (16,107)
3 AllianceBernstein Utility Income Portfolio - Class A                              -             162
4 AllianceBernstein Value Portfolio - Class B                                       -         (18,511)
1 AllianceBernstein Worldwide Privatization Portfolio - Class A                   (22)        (17,331)
5 Delaware VIP Balanced Series - Standard class                                     -            (717)

                                    VA A - 33

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2004.

                                                                       Accumulation    Accumulation      Annuity Units
Sub-accounts                                                           Units Issued   Units Redeemed        Issued
--------------------------------------------------------------------   ------------   --------------    --------------
5 Delaware VIP Capital Reserves Series - Standard class                           -             (153)                -
5 Delaware VIP Cash Reserves Series - Standard class                              -          (27,828)                -
5 Delaware VIP Growth Opportunities Series - Standard class                       -           (1,944)                -
5 Delaware VIP High Yield Series - Standard class                                 -             (277)                -
5 Delaware VIP Value Series - Standard class                                      -           (6,471)                -
1 Dreyfus Stock Index Fund, Inc. - Initial shares                               171          (20,016)                -
1 Dreyfus VIF Small Company Stock Portfolio - Initial shares                    218           (7,174)                -
1 Fidelity VIP Asset Manager Portfolio - Initial Class                        1,894          (16,715)                -
1 Fidelity VIP Contrafund Portfolio - Initial Class                           1,836          (12,038)                -
1 Fidelity VIP Growth Portfolio - Initial Class                                 960          (33,450)                -
1 Fidelity VIP High Income Portfolio - Initial Class                            255          (12,320)                -
1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class                  114          (12,676)                -
1 Fidelity VIP Money Market Portfolio - Initial Class                        16,472          (38,911)                -
1 Fidelity VIP Overseas Portfolio - Initial Class                               593             (720)                -
1 Merrill Lynch Basic Value V.I. Fund - Class I                                   -               (6)                -
1 Merrill Lynch Core Bond V.I. Fund - Class I                                     -             (115)                -
1 Merrill Lynch Global Allocation V.I. Fund - Class I                             -               (5)                -
1 Merrill Lynch Global Growth V.I. Fund - Class I                                 -               (1)                -
1 Merrill Lynch High Current Income V.I. Fund - Class I                           -               (4)                -
1 Merrill Lynch International Value V.I. Fund - Class I                           -               (2)                -
1 Merrill Lynch Large Cap Core V.I. Fund - Class I                                -               (2)                -
1 UBS U.S. Allocation Portfolio                                                   -           (1,274)                -
1 Van Eck Worldwide Emerging Markets Fund                                        36               (1)                -
1 Van Eck Worldwide Hard Assets Fund                                            589               (2)                -
6 Vanguard LifeStrategy Income Fund                                               -                -             4,605
6 Vanguard VIF Balanced Portfolio                                                 -                -             9,966
6 Vanguard VIF Capital Growth Portfolio                                           -                -             2,257
6 Vanguard VIF Diversified Value Portfolio                                        -                -             3,214
6 Vanguard VIF Equity Income Portfolio                                            -                -             2,272
6 Vanguard VIF Equity Index Portfolio                                             -                -             2,311
6 Vanguard VIF Growth Portfolio                                                   -                -             3,441
6 Vanguard VIF High Yield Bond Portfolio                                          -                -             2,421
6 Vanguard VIF International Portfolio                                            -                -             4,743
6 Vanguard VIF Mid-Cap Index Portfolio                                            -                -             4,503
6 Vanguard VIF Money Market Portfolio                                             -                -            79,934
6 Vanguard VIF REIT Index Portfolio                                               -                -             5,124
6 Vanguard VIF Short-Term Investment-Grade Portfolio                              -                -               567
6 Vanguard VIF Small Company Growth Portfolio                                     -                -             5,680
6 Vanguard VIF Total Bond Market Index Portfolio                                  -                -             5,043
6 Vanguard VIF Total Stock Market Index Portfolio                                 -                -            15,332

                                                                        Annuity Units    Net Increase
Sub-accounts                                                              Redeemed        (Decrease)
--------------------------------------------------------------------   --------------    ------------
5 Delaware VIP Capital Reserves Series - Standard class                             -            (153)
5 Delaware VIP Cash Reserves Series - Standard class                                -         (27,828)
5 Delaware VIP Growth Opportunities Series - Standard class                         -          (1,944)
5 Delaware VIP High Yield Series - Standard class                                   -            (277)
5 Delaware VIP Value Series - Standard class                                        -          (6,471)
1 Dreyfus Stock Index Fund, Inc. - Initial shares                                   -         (19,845)
1 Dreyfus VIF Small Company Stock Portfolio - Initial shares                        -          (6,956)
1 Fidelity VIP Asset Manager Portfolio - Initial Class                              -         (14,821)
1 Fidelity VIP Contrafund Portfolio - Initial Class                                 -         (10,202)
1 Fidelity VIP Growth Portfolio - Initial Class                                     -         (32,490)
1 Fidelity VIP High Income Portfolio - Initial Class                                -         (12,065)
1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class                 (1,123)        (13,685)
1 Fidelity VIP Money Market Portfolio - Initial Class                               -         (22,439)
1 Fidelity VIP Overseas Portfolio - Initial Class                                   -            (127)
1 Merrill Lynch Basic Value V.I. Fund - Class I                                     -              (6)
1 Merrill Lynch Core Bond V.I. Fund - Class I                                       -            (115)
1 Merrill Lynch Global Allocation V.I. Fund - Class I                               -              (5)
1 Merrill Lynch Global Growth V.I. Fund - Class I                                   -              (1)
1 Merrill Lynch High Current Income V.I. Fund - Class I                             -              (4)
1 Merrill Lynch International Value V.I. Fund - Class I                             -              (2)
1 Merrill Lynch Large Cap Core V.I. Fund - Class I                                  -              (2)
1 UBS U.S. Allocation Portfolio                                                     -          (1,274)
1 Van Eck Worldwide Emerging Markets Fund                                           -              35
1 Van Eck Worldwide Hard Assets Fund                                                -             587
6 Vanguard LifeStrategy Income Fund                                                 -           4,605
6 Vanguard VIF Balanced Portfolio                                                (340)          9,626
6 Vanguard VIF Capital Growth Portfolio                                          (139)          2,118
6 Vanguard VIF Diversified Value Portfolio                                       (183)          3,031
6 Vanguard VIF Equity Income Portfolio                                           (140)          2,132
6 Vanguard VIF Equity Index Portfolio                                            (142)          2,169
6 Vanguard VIF Growth Portfolio                                                  (196)          3,245
6 Vanguard VIF High Yield Bond Portfolio                                         (149)          2,272
6 Vanguard VIF International Portfolio                                           (284)          4,459
6 Vanguard VIF Mid-Cap Index Portfolio                                           (277)          4,226
6 Vanguard VIF Money Market Portfolio                                         (78,794)          1,140
6 Vanguard VIF REIT Index Portfolio                                              (308)          4,816
6 Vanguard VIF Short-Term Investment-Grade Portfolio                              (24)            543
6 Vanguard VIF Small Company Growth Portfolio                                    (335)          5,345
6 Vanguard VIF Total Bond Market Index Portfolio                                 (311)          4,732
6 Vanguard VIF Total Stock Market Index Portfolio                                (724)         14,608

Footnotes

     1    Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and
          Retirement Gold products.
     2    Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile
          products that have elected the Accidental Death Benefit option.
     3    Profile product.
     4    Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
     5    Variable Annuity product.
     6    Vanguard SPIA product.

                                    VA A - 34

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2003.

                                                                         Accumulation     Accumulation      Annuity Units
Sub-accounts                                                             Units Issued    Units Redeemed        Issued
----------------------------------------------------------------------   ------------    --------------    --------------
1 AIM V.I. Capital Appreciation Fund - Series I                                 1,071            (1,708)                -
1 AIM V.I. International Growth Fund - Series I                                 2,428            (1,042)                -
1 AllianceBernstein Americas Government Income Portfolio - Class A             20,454           (67,258)                -
1 AllianceBernstein Global Bond Portfolio - Class A                            62,337           (50,826)               25
1 AllianceBernstein Global Bond Portfolio - Class A                                 -              (244)                -
1 AllianceBernstein Global Dollar Government Portfolio - Class A               62,088           (35,171)                -
1 AllianceBernstein Growth and Income Portfolio - Class A                        (908)         (181,101)               52
1 AllianceBernstein Growth and Income Portfolio - Class A                         144           (15,457)              139
2 AllianceBernstein Growth and Income Portfolio - Class A                           -                 -                 -
3 AllianceBernstein Growth and Income Portfolio - Class A                           -              (217)                -
4 AllianceBernstein Growth and Income Portfolio - Class B                      44,783            (9,634)                3
1 AllianceBernstein Growth Portfolio - Class A                                  7,283          (106,357)                -
1 AllianceBernstein Growth Portfolio - Class A                                    239            (8,941)                -
2 AllianceBernstein Growth Portfolio - Class A                                      -                (1)                -
3 AllianceBernstein Growth Portfolio - Class A                                      -                 -                 -
4 AllianceBernstein Growth Portfolio - Class B                                 33,557            (7,468)                -
1 AllianceBernstein High Yield Portfolio - Class A                             95,526           (31,617)               17
1 AllianceBernstein International Portfolio - Class A                          27,625           (51,173)                -
3 AllianceBernstein International Portfolio - Class A                               -                 -                 -
1 AllianceBernstein International Value Portfolio - Class A                    29,676            (4,486)                -
1 AllianceBernstein Money Market Portfolio - Class A                           51,232          (368,163)                -
3 AllianceBernstein Money Market Portfolio - Class A                                -                (1)                -
4 AllianceBernstein Money Market Portfolio - Class B                          100,724          (132,003)                -
1 AllianceBernstein Premier Growth Portfolio - Class A                           (274)         (149,398)               26
1 AllianceBernstein Premier Growth Portfolio - Class A                              -            (4,386)                -
2 AllianceBernstein Premier Growth Portfolio - Class A                              -                (1)                -
3 AllianceBernstein Premier Growth Portfolio - Class A                              -               (10)                -
4 AllianceBernstein Premier Growth Portfolio - Class B                         58,301           (26,793)                -
1 AllianceBernstein Real Estate Investment Portfolio - Class A                  8,160           (28,781)                5
3 AllianceBernstein Real Estate Investment Portfolio - Class A                      -                (1)                -
1 AllianceBernstein Small Cap Growth Portfolio - Class A                       33,916           (71,398)               38
1 AllianceBernstein Small Cap Growth Portfolio - Class A                            -            (1,973)                -
1 AllianceBernstein Small Cap Value Portfolio - Class A                        57,724           (24,068)                -
1 AllianceBernstein Technology Portfolio - Class A                                749          (139,884)                -
1 AllianceBernstein Technology Portfolio - Class A                                  -            (4,078)                4
2 AllianceBernstein Technology Portfolio - Class A                                  -                (1)                -
3 AllianceBernstein Technology Portfolio - Class A                                  -                 -                 -
4 AllianceBernstein Technology Portfolio - Class B                             29,914           (13,565)                -
1 AllianceBernstein Total Return Portfolio - Class A                           26,444           (51,919)               12
1 AllianceBernstein Total Return Portfolio - Class A                                -            (2,795)                2
2 AllianceBernstein Total Return Portfolio - Class A                                -                (1)                -
3 AllianceBernstein Total Return Portfolio - Class A                                -                 -                 -
1 AllianceBernstein U.S. Government/High Grade Securities                      55,865          (384,617)               63
Portfolio - Class A
3 AllianceBernstein U.S. Government/High Grade Securities                           -               (12)                -
Portfolio - Class A
4 AllianceBernstein U.S. Government/High Grade Securities                           -            (2,519)                -
Portfolio - Class B
1 AllianceBernstein Utility Income Portfolio - Class A                         18,017           (31,758)                -
3 AllianceBernstein Utility Income Portfolio - Class A                              -                (1)                -
4 AllianceBernstein Value Portfolio - Class B                                 103,917           (20,228)                -
1 AllianceBernstein Worldwide Privatization Portfolio - Class A                 2,930           (38,990)                5
5 Delaware VIP Balanced Series - Standard class                                     -            (2,940)                -
5 Delaware VIP Capital Reserves Series - Standard class                             -            (6,834)                -

                                                                          Annuity Units    Net Increase
Sub-accounts                                                                Redeemed        (Decrease)
----------------------------------------------------------------------   --------------    ------------
1 AIM V.I. Capital Appreciation Fund - Series I                                       -            (637)
1 AIM V.I. International Growth Fund - Series I                                       -           1,386
1 AllianceBernstein Americas Government Income Portfolio -                            -         (46,804)
Class A
1 AllianceBernstein Global Bond Portfolio - Class A                                 (94)         11,442
1 AllianceBernstein Global Bond Portfolio - Class A                                   -            (244)
1 AllianceBernstein Global Dollar Government Portfolio - Class                        -          26,917
A
1 AllianceBernstein Growth and Income Portfolio - Class A                          (100)       (182,057)
1 AllianceBernstein Growth and Income Portfolio - Class A                        (1,393)        (16,567)
2 AllianceBernstein Growth and Income Portfolio - Class A                             -               -
3 AllianceBernstein Growth and Income Portfolio - Class A                             -            (217)
4 AllianceBernstein Growth and Income Portfolio - Class B                          (159)         34,993
1 AllianceBernstein Growth Portfolio - Class A                                        -         (99,074)
1 AllianceBernstein Growth Portfolio - Class A                                        -          (8,702)
2 AllianceBernstein Growth Portfolio - Class A                                        -              (1)
3 AllianceBernstein Growth Portfolio - Class A                                        -               -
4 AllianceBernstein Growth Portfolio - Class B                                        -          26,089
1 AllianceBernstein High Yield Portfolio - Class A                                  (79)         63,847
1 AllianceBernstein International Portfolio - Class A                                 -         (23,548)
3 AllianceBernstein International Portfolio - Class A                                 -               -
1 AllianceBernstein International Value Portfolio - Class A                           -          25,190
1 AllianceBernstein Money Market Portfolio - Class A                                  -        (316,931)
3 AllianceBernstein Money Market Portfolio - Class A                                  -              (1)
4 AllianceBernstein Money Market Portfolio - Class B                                  -         (31,279)
1 AllianceBernstein Premier Growth Portfolio - Class A                              (66)       (149,712)
1 AllianceBernstein Premier Growth Portfolio - Class A                                -          (4,386)
2 AllianceBernstein Premier Growth Portfolio - Class A                                -              (1)
3 AllianceBernstein Premier Growth Portfolio - Class A                                -             (10)
4 AllianceBernstein Premier Growth Portfolio - Class B                                -          31,508
1 AllianceBernstein Real Estate Investment Portfolio - Class A                      (22)        (20,638)
3 AllianceBernstein Real Estate Investment Portfolio - Class A                        -              (1)
1 AllianceBernstein Small Cap Growth Portfolio - Class A                           (121)        (37,565)
1 AllianceBernstein Small Cap Growth Portfolio - Class A                              -          (1,973)
1 AllianceBernstein Small Cap Value Portfolio - Class A                               -          33,656
1 AllianceBernstein Technology Portfolio - Class A                                    -        (139,135)
1 AllianceBernstein Technology Portfolio - Class A                                 (443)         (4,517)
2 AllianceBernstein Technology Portfolio - Class A                                    -              (1)
3 AllianceBernstein Technology Portfolio - Class A                                    -               -
4 AllianceBernstein Technology Portfolio - Class B                                    -          16,349
1 AllianceBernstein Total Return Portfolio - Class A                               (252)        (25,715)
1 AllianceBernstein Total Return Portfolio - Class A                               (157)         (2,950)
2 AllianceBernstein Total Return Portfolio - Class A                                  -              (1)
3 AllianceBernstein Total Return Portfolio - Class A                                  -               -
1 AllianceBernstein U.S. Government/High Grade Securities                          (461)       (329,150)
Portfolio - Class A
3 AllianceBernstein U.S. Government/High Grade Securities                             -             (12)
Portfolio - Class A
4 AllianceBernstein U.S. Government/High Grade Securities                             -          (2,519)
Portfolio - Class B
1 AllianceBernstein Utility Income Portfolio - Class A                                -         (13,741)
3 AllianceBernstein Utility Income Portfolio - Class A                                -              (1)
4 AllianceBernstein Value Portfolio - Class B                                         -          83,689
1 AllianceBernstein Worldwide Privatization Portfolio - Class A                     (22)        (36,077)
5 Delaware VIP Balanced Series - Standard class                                       -          (2,940)
5 Delaware VIP Capital Reserves Series - Standard class                               -          (6,834)

                                    VA A - 35

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2003.

                                                                         Accumulation    Accumulation      Annuity Units
Sub-accounts                                                             Units Issued   Units Redeemed        Issued
----------------------------------------------------------------------   ------------   --------------    --------------
5 Delaware VIP Cash Reserves Series - Standard class                           25,083               (9)                -
5 Delaware VIP Growth Opportunities Series - Standard class                         -          (10,247)                -
5 Delaware VIP High Yield Series - Standard class                                   -           (2,325)                -
5 Delaware VIP Value Series - Standard class                                        -          (37,527)                -
1 Dreyfus Stock Index Fund, Inc. - Initial shares                               4,076          (17,916)                -
1 Dreyfus VIF Small Company Stock Portfolio - Initial shares                    1,570           (3,585)                -
1 Fidelity VIP Asset Manager Portfolio - Initial Class                            187           (5,437)                -
1 Fidelity VIP Contrafund Portfolio - Initial Class                             1,295           (2,200)                -
1 Fidelity VIP Growth Portfolio - Initial Class                                   981          (24,425)                -
1 Fidelity VIP High Income Portfolio - Initial Class                              319           (3,638)                -
1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class                    117           (6,720)              131
1 Fidelity VIP Money Market Portfolio - Initial Class                           1,503          (41,578)                -
1 Fidelity VIP Overseas Portfolio - Initial Class                                   -           (4,316)                -
1 Mercury HW International VIP Portfolio                                            -           (2,033)                -
1 Merrill Lynch Basic Value V.I. Fund - Class I                                     1              368                 -
1 Merrill Lynch Core Bond V.I. Fund - Class I                                       -             (122)                -
1 Merrill Lynch Developing Capital Markets V.I. Fund - Class I                      -             (913)                -
1 Merrill Lynch Global Allocation V.I. Fund - Class I                             768               (4)                -
1 Merrill Lynch Global Growth V.I. Fund - Class I                                   -              446                 -
1 Merrill Lynch High Current Income V.I. Fund - Class I                             -              466                 -
1 Merrill Lynch International Value V.I. Fund - Class I                         2,033               (3)                -
1 Merrill Lynch Large Cap Core V.I. Fund - Class I                                  -              360                 -
1 UBS U.S. Allocation Portfolio                                                     -          (12,340)                -
1 Van Eck Worldwide Emerging Markets Fund                                       1,982               (4)                -
1 Van Eck Worldwide Hard Assets Fund                                                -              (37)                -

                                                                          Annuity Units    Net Increase
Sub-accounts                                                                Redeemed        (Decrease)
----------------------------------------------------------------------   --------------    ------------
5 Delaware VIP Cash Reserves Series - Standard class                                  -          25,074
5 Delaware VIP Growth Opportunities Series - Standard class                           -         (10,247)
5 Delaware VIP High Yield Series - Standard class                                     -          (2,325)
5 Delaware VIP Value Series - Standard class                                          -         (37,527)
1 Dreyfus Stock Index Fund, Inc. - Initial shares                                     -         (13,840)
1 Dreyfus VIF Small Company Stock Portfolio - Initial shares                          -          (2,015)
1 Fidelity VIP Asset Manager Portfolio - Initial Class                                -          (5,250)
1 Fidelity VIP Contrafund Portfolio - Initial Class                                   -            (905)
1 Fidelity VIP Growth Portfolio - Initial Class                                       -         (23,444)
1 Fidelity VIP High Income Portfolio - Initial Class                                  -          (3,319)
1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class                   (1,316)         (7,788)
1 Fidelity VIP Money Market Portfolio - Initial Class                                 -         (40,075)
1 Fidelity VIP Overseas Portfolio - Initial Class                                     -          (4,316)
1 Mercury HW International VIP Portfolio                                              -          (2,033)
1 Merrill Lynch Basic Value V.I. Fund - Class I                                       -             369
1 Merrill Lynch Core Bond V.I. Fund - Class I                                         -            (122)
1 Merrill Lynch Developing Capital Markets V.I. Fund - Class I                        -            (913)
1 Merrill Lynch Global Allocation V.I. Fund - Class I                                 -             764
1 Merrill Lynch Global Growth V.I. Fund - Class I                                     -             446
1 Merrill Lynch High Current Income V.I. Fund - Class I                               -             466
1 Merrill Lynch International Value V.I. Fund - Class I                               -           2,030
1 Merrill Lynch Large Cap Core V.I. Fund - Class I                                    -             360
1 UBS U.S. Allocation Portfolio                                                       -         (12,340)
1 Van Eck Worldwide Emerging Markets Fund                                             -           1,978
1 Van Eck Worldwide Hard Assets Fund                                                  -             (37)

Footnotes

     1    Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and
          Retirement Gold products.
     2    Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile
          products that have elected the Accidental Death Benefit option.
     3    Profile product.
     4    Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
     5    Variable Annuity product.
     6    Vanguard SPIA product.

                                    VA A - 36

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended
December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                                                       Investment
                                                                                            Unit                         Income
Sub-accounts                                                               Units (a)        Value       Net Assets      Ratio (b)
----------------------------------------------------------------------   ------------   ------------   ------------   ------------
2004
1 AIM V.I. Capital Appreciation Fund - Series I                                29,760   $      10.74   $    319,574           0.00%
1 AIM V.I. International Growth Fund - Series I                                13,969          12.46        174,016           0.59%
1 AllianceBernstein Americas Government Income Portfolio - Class A            210,309          19.96      4,197,393           5.08%
1 AllianceBernstein Global Bond Portfolio - Class A                            80,662          18.11      1,460,512           5.25%
1 AllianceBernstein Global Bond Portfolio - Class A                             1,098          14.03         15,409           5.54%
1 AllianceBernstein Global Dollar Government Portfolio - Class A               82,598          30.94      2,555,792           8.01%
1 AllianceBernstein Growth and Income Portfolio - Class A                     808,736          38.73     31,319,463           0.90%
1 AllianceBernstein Growth and Income Portfolio - Class A                      23,208          24.48        568,027           0.83%
2 AllianceBernstein Growth and Income Portfolio - Class A                          80          38.58          3,100           0.88%
3 AllianceBernstein Growth and Income Portfolio - Class A                       8,553          39.27        335,837           0.87%
4 AllianceBernstein Growth and Income Portfolio - Class B                     281,081          38.21     10,741,347           0.66%
1 AllianceBernstein Growth Portfolio - Class A                                654,424          25.10     16,422,853           0.00%
1 AllianceBernstein Growth Portfolio - Class A                                 36,625          16.03        586,965           0.00%
2 AllianceBernstein Growth Portfolio - Class A                                     78          25.00          1,953           0.00%
3 AllianceBernstein Growth Portfolio - Class A                                  1,047          25.45         26,650           0.00%
4 AllianceBernstein Growth Portfolio - Class B                                130,539          24.75      3,231,063           0.00%
1 AllianceBernstein High Yield Portfolio - Class A                            290,221          10.98      3,186,046           6.16%
1 AllianceBernstein International Portfolio - Class A                         357,722          15.44      5,523,341           0.28%
3 AllianceBernstein International Portfolio - Class A                           2,225          15.66         34,842           0.25%
1 AllianceBernstein International Value Portfolio - Class A                   115,287          16.07      1,853,019           0.46%
1 AllianceBernstein Money Market Portfolio - Class A                          292,435          12.74      3,725,800           0.66%
3 AllianceBernstein Money Market Portfolio - Class A                              947          12.92         12,241           0.70%
4 AllianceBernstein Money Market Portfolio - Class B                          246,151          12.57      3,093,435           0.44%
1 AllianceBernstein Premier Growth Portfolio - Class A                        785,273          27.82     21,846,456           0.00%
1 AllianceBernstein Premier Growth Portfolio - Class A                         13,938          11.97        166,779           0.00%
2 AllianceBernstein Premier Growth Portfolio - Class A                             74          27.72          2,052           0.00%
3 AllianceBernstein Premier Growth Portfolio - Class A                          4,636          28.21        130,787           0.00%
4 AllianceBernstein Premier Growth Portfolio - Class B                        538,327           6.84      3,679,549           0.00%
1 AllianceBernstein Real Estate Investment Portfolio - Class A                204,960          23.05      4,724,802           2.29%
3 AllianceBernstein Real Estate Investment Portfolio - Class A                  1,159          23.33         27,029           1.38%
1 AllianceBernstein Small Cap Growth Portfolio - Class A**                    488,513          11.97      5,845,516           0.00%
1 AllianceBernstein Small Cap Growth Portfolio - Class A**                      7,486          11.65         87,242           0.00%
1 AllianceBernstein Small Cap Value Portfolio - Class A                       248,366          16.79      4,169,897           0.18%
1 AllianceBernstein Technology Portfolio - Class A                            788,041          15.51     12,224,614           0.00%
1 AllianceBernstein Technology Portfolio - Class A                             20,917          13.96        291,896           0.00%
2 AllianceBernstein Technology Portfolio - Class A                                 85          15.46          1,311           0.00%
3 AllianceBernstein Technology Portfolio - Class A                                  -          14.91              -           0.00%
4 AllianceBernstein Technology Portfolio - Class B                            277,042           6.01      1,666,362           0.00%
1 AllianceBernstein Total Return Portfolio - Class A                          494,051          24.37     12,040,428           2.20%
1 AllianceBernstein Total Return Portfolio - Class A                           11,041          12.06        133,151           2.10%
2 AllianceBernstein Total Return Portfolio - Class A                              126          24.28          3,047           2.15%
3 AllianceBernstein Total Return Portfolio - Class A                            2,259          19.24         43,468           2.15%
1 AllianceBernstein U.S. Government/High Grade Securities Portfolio -
 Class A                                                                      593,865          16.43      9,756,941           2.83%
3 AllianceBernstein U.S. Government/High Grade Securities Portfolio -
 Class A                                                                          652          16.66         10,857           1.43%
4 AllianceBernstein U.S. Government/High Grade Securities Portfolio -
 Class B                                                                        9,673          16.20        156,743           2.49%
1 AllianceBernstein Utility Income Portfolio - Class A                        198,179          20.64      4,090,980           2.20%
3 AllianceBernstein Utility Income Portfolio - Class A                            251          20.07          5,035           1.04%

                                                                            Expense          Total
Sub-accounts                                                               Ratio (c)      Return (d)
----------------------------------------------------------------------   ------------    ------------
2004
1 AIM V.I. Capital Appreciation Fund - Series I                                  1.40%           5.14%
1 AIM V.I. International Growth Fund - Series I                                  1.40%          22.28%
1 AllianceBernstein Americas Government Income Portfolio - Class A               1.40%           3.43%
1 AllianceBernstein Global Bond Portfolio - Class A                              1.40%           8.11%
1 AllianceBernstein Global Bond Portfolio - Class A                              1.40%           8.11%
1 AllianceBernstein Global Dollar Government Portfolio - Class A                 1.40%           8.59%
1 AllianceBernstein Growth and Income Portfolio - Class A                        1.40%           9.91%
1 AllianceBernstein Growth and Income Portfolio - Class A                        1.40%           9.91%
2 AllianceBernstein Growth and Income Portfolio - Class A                        1.45%           9.86%
3 AllianceBernstein Growth and Income Portfolio - Class A                        1.25%          10.08%
4 AllianceBernstein Growth and Income Portfolio - Class B                        1.40%           9.68%
1 AllianceBernstein Growth Portfolio - Class A                                   1.40%          13.14%
1 AllianceBernstein Growth Portfolio - Class A                                   1.40%          13.14%
2 AllianceBernstein Growth Portfolio - Class A                                   1.45%          13.08%
3 AllianceBernstein Growth Portfolio - Class A                                   1.25%          13.31%
4 AllianceBernstein Growth Portfolio - Class B                                   1.40%          12.94%
1 AllianceBernstein High Yield Portfolio - Class A                               1.40%           6.48%
1 AllianceBernstein International Portfolio - Class A                            1.40%          15.98%
3 AllianceBernstein International Portfolio - Class A                            1.25%          16.16%
1 AllianceBernstein International Value Portfolio - Class A                      1.40%          23.46%
1 AllianceBernstein Money Market Portfolio - Class A                             1.40%          -0.68%
3 AllianceBernstein Money Market Portfolio - Class A                             1.25%          -0.53%
4 AllianceBernstein Money Market Portfolio - Class B                             1.40%          -0.93%
1 AllianceBernstein Premier Growth Portfolio - Class A                           1.40%           7.11%
1 AllianceBernstein Premier Growth Portfolio - Class A                           1.40%           7.11%
2 AllianceBernstein Premier Growth Portfolio - Class A                           1.45%           7.06%
3 AllianceBernstein Premier Growth Portfolio - Class A                           1.25%           7.27%
4 AllianceBernstein Premier Growth Portfolio - Class B                           1.40%           6.84%
1 AllianceBernstein Real Estate Investment Portfolio - Class A                   1.40%          33.74%
3 AllianceBernstein Real Estate Investment Portfolio - Class A                   1.25%          33.94%
1 AllianceBernstein Small Cap Growth Portfolio - Class A**                       1.40%          12.96%
1 AllianceBernstein Small Cap Growth Portfolio - Class A**                       1.40%          12.96%
1 AllianceBernstein Small Cap Value Portfolio - Class A                          1.40%          17.64%
1 AllianceBernstein Technology Portfolio - Class A                               1.40%           3.99%
1 AllianceBernstein Technology Portfolio - Class A                               1.40%           3.99%
2 AllianceBernstein Technology Portfolio - Class A                               1.45%           3.94%
3 AllianceBernstein Technology Portfolio - Class A                               1.25%           4.15%
4 AllianceBernstein Technology Portfolio - Class B                               1.40%           3.63%
1 AllianceBernstein Total Return Portfolio - Class A                             1.40%           7.56%
1 AllianceBernstein Total Return Portfolio - Class A                             1.40%           7.56%
2 AllianceBernstein Total Return Portfolio - Class A                             1.45%           7.50%
3 AllianceBernstein Total Return Portfolio - Class A                             1.25%           7.72%
1 AllianceBernstein U.S. Government/High Grade Securities Portfolio -
 Class A                                                                         1.40%           2.32%
3 AllianceBernstein U.S. Government/High Grade Securities Portfolio -
 Class A                                                                         1.25%           2.48%
4 AllianceBernstein U.S. Government/High Grade Securities Portfolio -
 Class B                                                                         1.40%           2.08%
1 AllianceBernstein Utility Income Portfolio - Class A                           1.40%          22.60%
3 AllianceBernstein Utility Income Portfolio - Class A                           1.25%          22.78%

                                    VA A - 37

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended
December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                                                       Investment
                                                                                            Unit                         Income
Sub-accounts                                                               Units (a)        Value       Net Assets      Ratio (b)
----------------------------------------------------------------------   ------------   ------------   ------------   ------------
2004 - Continued
4 AllianceBernstein Value Portfolio - Class B                                 386,607   $      12.13   $  4,688,613           0.89%
1 AllianceBernstein Worldwide Privatization Portfolio - Class A               203,436          24.38      4,960,724           0.24%
5 Delaware VIP Balanced Series - Standard class                                 5,194          28.71        149,125           2.14%
5 Delaware VIP Capital Reserves Series - Standard class                        10,313          22.37        230,719           4.43%
5 Delaware VIP Cash Reserves Series - Standard class                            7,987          16.26        129,853           0.44%
5 Delaware VIP Growth Opportunities Series - Standard class                    20,118          30.96        622,841           0.00%
5 Delaware VIP High Yield Series - Standard class                               2,139          24.27         51,924           6.05%
5 Delaware VIP Value Series - Standard class***                                43,714          36.81      1,608,953           1.58%
1 Dreyfus Stock Index Fund, Inc. - Initial shares                              92,427          18.10      1,672,892           1.67%
1 Dreyfus VIF Small Company Stock Portfolio - Initial shares                   13,251          14.46        191,662           0.00%
1 Fidelity VIP Asset Manager Portfolio - Initial Class                         37,673          15.68        590,866           3.24%
1 Fidelity VIP Contrafund Portfolio - Initial Class                            41,529          16.39        680,478           0.36%
1 Fidelity VIP Growth Portfolio - Initial Class                               101,649          14.99      1,524,042           0.28%
1 Fidelity VIP High Income Portfolio - Initial Class                           10,005          11.47        114,747          10.94%
1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class                 25,097          16.10        403,954           4.45%
1 Fidelity VIP Money Market Portfolio - Initial Class                         111,675          12.34      1,377,922           1.16%
1 Fidelity VIP Overseas Portfolio - Initial Class                               5,513          14.23         78,463           1.09%
1 Merrill Lynch Basic Value V.I. Fund - Class I                                 5,838          16.95         98,937           1.12%
1 Merrill Lynch Core Bond V.I. Fund - Class I                                   5,285          13.49         71,304           3.58%
1 Merrill Lynch Global Allocation V.I. Fund - Class I                           4,461          13.95         62,240           3.07%
1 Merrill Lynch Global Growth V.I. Fund - Class I                               1,631           8.81         14,366           1.58%
1 Merrill Lynch High Current Income V.I. Fund - Class I                         3,521          12.57         44,247           7.65%
1 Merrill Lynch International Value V.I. Fund - Class I                         2,028          14.05         28,488           2.44%
1 Merrill Lynch Large Cap Core V.I. Fund - Class I                              1,313          14.86         19,515           0.86%
1 UBS U.S. Allocation Portfolio                                                12,895          15.27        196,870           0.93%
1 Van Eck Worldwide Emerging Markets Fund                                       5,736          11.94         68,466           0.51%
1 Van Eck Worldwide Hard Assets Fund                                            1,915          13.80         26,434           0.29%
6 Vanguard LifeStrategy Income Fund                                             4,605          10.89         50,151           2.19%
6 Vanguard VIF Balanced Portfolio                                               9,626          11.98        115,360           0.00%
6 Vanguard VIF Capital Growth Portfolio                                         2,118          12.64         26,761           0.00%
6 Vanguard VIF Diversified Value Portfolio                                      3,031          13.50         40,909           0.00%
6 Vanguard VIF Equity Income Portfolio                                          2,132          12.63         26,925           0.00%
6 Vanguard VIF Equity Index Portfolio                                           2,169          12.02         26,074           0.00%
6 Vanguard VIF Growth Portfolio                                                 3,245          11.41         37,010           0.00%
6 Vanguard VIF High Yield Bond Portfolio                                        2,272          11.31         25,700           0.00%
6 Vanguard VIF International Portfolio                                          4,459          13.34         59,473           0.00%
6 Vanguard VIF Mid-Cap Index Portfolio                                          4,226          13.23         55,921           0.00%
6 Vanguard VIF Money Market Portfolio                                           1,140          10.09         11,500           7.25%
6 Vanguard VIF REIT Index Portfolio                                             4,816          14.32         68,951           0.00%
6 Vanguard VIF Short-Term Investment-Grade Portfolio****                          543          10.22          5,550           0.00%
6 Vanguard VIF Small Company Growth Portfolio                                   5,345          12.20         65,236           0.00%
6 Vanguard VIF Total Bond Market Index Portfolio                                4,732          10.51         49,758           0.00%
6 Vanguard VIF Total Stock Market Index Portfolio                              14,608          12.22        178,524           0.00%

2003

1 AIM V.I. Capital Appreciation Fund - Series I                                37,782          10.21        385,870           0.00%
1 AIM V.I. International Growth Fund - Series I                                17,059          10.19        173,784           0.55%
1 AllianceBernstein Americas Government Income Portfolio - Class A            278,622          19.30      5,376,615           4.64%
1 AllianceBernstein Global Bond Portfolio - Class A                           118,788          16.75      1,989,510           6.82%

                                                                            Expense          Total
Sub-accounts                                                               Ratio (c)       Return (d)
----------------------------------------------------------------------   ------------    ------------
2004 - Continued
4 AllianceBernstein Value Portfolio - Class B                                    1.40%          11.80%
1 AllianceBernstein Worldwide Privatization Portfolio - Class A                  1.40%          22.54%
5 Delaware VIP Balanced Series - Standard class                                  1.25%           4.53%
5 Delaware VIP Capital Reserves Series - Standard class                          1.25%           2.40%
5 Delaware VIP Cash Reserves Series - Standard class                             1.25%          -0.38%
5 Delaware VIP Growth Opportunities Series - Standard class                      1.25%          11.08%
5 Delaware VIP High Yield Series - Standard class                                1.25%          12.83%
5 Delaware VIP Value Series - Standard class***                                  1.25%          13.50%
1 Dreyfus Stock Index Fund, Inc. - Initial shares                                1.40%           9.10%
1 Dreyfus VIF Small Company Stock Portfolio - Initial shares                     1.40%          16.87%
1 Fidelity VIP Asset Manager Portfolio - Initial Class                           1.40%           4.00%
1 Fidelity VIP Contrafund Portfolio - Initial Class                              1.40%          13.87%
1 Fidelity VIP Growth Portfolio - Initial Class                                  1.40%           1.94%
1 Fidelity VIP High Income Portfolio - Initial Class                             1.40%           8.07%
1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class                   1.40%           3.00%
1 Fidelity VIP Money Market Portfolio - Initial Class                            1.40%          -0.20%
1 Fidelity VIP Overseas Portfolio - Initial Class                                1.40%          12.06%
1 Merrill Lynch Basic Value V.I. Fund - Class I                                  1.40%           9.53%
1 Merrill Lynch Core Bond V.I. Fund - Class I                                    1.40%           3.06%
1 Merrill Lynch Global Allocation V.I. Fund - Class I                            1.40%          12.79%
1 Merrill Lynch Global Growth V.I. Fund - Class I                                1.40%          13.62%
1 Merrill Lynch High Current Income V.I. Fund - Class I                          1.40%          10.27%
1 Merrill Lynch International Value V.I. Fund - Class I                          1.40%          20.83%
1 Merrill Lynch Large Cap Core V.I. Fund - Class I                               1.40%          15.17%
1 UBS U.S. Allocation Portfolio                                                  1.40%           9.14%
1 Van Eck Worldwide Emerging Markets Fund                                        1.40%          24.14%
1 Van Eck Worldwide Hard Assets Fund                                             1.40%          22.26%
6 Vanguard LifeStrategy Income Fund                                              0.52%           5.46%
6 Vanguard VIF Balanced Portfolio                                                0.52%          10.71%
6 Vanguard VIF Capital Growth Portfolio                                          0.52%          17.02%
6 Vanguard VIF Diversified Value Portfolio                                       0.52%          19.84%
6 Vanguard VIF Equity Income Portfolio                                           0.52%          12.73%
6 Vanguard VIF Equity Index Portfolio                                            0.52%          10.23%
6 Vanguard VIF Growth Portfolio                                                  0.52%           6.70%
6 Vanguard VIF High Yield Bond Portfolio                                         0.52%           7.96%
6 Vanguard VIF International Portfolio                                           0.52%          18.80%
6 Vanguard VIF Mid-Cap Index Portfolio                                           0.52%          19.69%
6 Vanguard VIF Money Market Portfolio                                            0.52%           0.78%
6 Vanguard VIF REIT Index Portfolio                                              0.52%          29.84%
6 Vanguard VIF Short-Term Investment-Grade Portfolio****                         0.52%           1.54%
6 Vanguard VIF Small Company Growth Portfolio                                    0.52%          14.70%
6 Vanguard VIF Total Bond Market Index Portfolio                                 0.52%           3.66%
6 Vanguard VIF Total Stock Market Index Portfolio                                0.52%          11.96%

2003

1 AIM V.I. Capital Appreciation Fund - Series I                                  1.40%          27.66%
1 AIM V.I. International Growth Fund - Series I                                  1.40%          27.34%
1 AllianceBernstein Americas Government Income Portfolio - Class A               1.40%           5.85%
1 AllianceBernstein Global Bond Portfolio - Class A                              1.40%          11.66%

                                    VA A - 38

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights-Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended
December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                              Investment
                                                                       Unit                     Income       Expense      Total
Sub-accounts                                                Units(a)   Value    Net Assets     Ratio (b)    Ratio (c)   Return (d)
----------------------------------------------------------  --------  -------  ------------  -------------  ---------  -----------
2003 - Continued
1  AllianceBernstein Global Bond Portfolio - Class A           1,207  $ 12.98  $     15,669        5.63%         1.40%       11.69%
1  AllianceBernstein Global Dollar Government Portfolio -
   Class A                                                   123,889    28.50     3,530,334        4.79%         1.40%       31.56%
1  AllianceBernstein Growth and Income Portfolio - Class A   951,285    35.23    33,517,329        1.04%         1.40%       30.64%
1  AllianceBernstein Growth and Income Portfolio - Class A    49,218    22.27     1,096,015        1.12%         1.40%       30.68%
2  AllianceBernstein Growth and Income Portfolio - Class A        81    35.12         2,832        1.05%         1.45%       30.61%
3  AllianceBernstein Growth and Income Portfolio - Class A     8,557    35.67       305,231        1.02%         1.25%       30.86%
4  AllianceBernstein Growth and Income Portfolio - Class B   242,311    34.84     8,442,836        0.79%         1.40%       30.35%
1  AllianceBernstein Growth Portfolio - Class A              745,640    22.18    16,538,969        0.00%         1.40%       33.22%
1  AllianceBernstein Growth Portfolio - Class A               44,816    14.17       634,820        0.00%         1.40%       33.13%
2  AllianceBernstein Growth Portfolio - Class A                   78    22.11         1,734        0.00%         1.45%       33.11%
3  AllianceBernstein Growth Portfolio - Class A                1,048    22.46        23,526        0.00%         1.25%       33.35%
4  AllianceBernstein Growth Portfolio - Class B              134,653    21.92     2,951,073        0.00%         1.40%       32.83%
1  AllianceBernstein High Yield Portfolio - Class A          350,634    10.31     3,615,065        4.85%         1.40%       20.73%
1  AllianceBernstein International Portfolio - Class A       382,399    13.31     5,090,678        0.13%         1.40%       29.75%
3  AllianceBernstein International Portfolio - Class A         2,226    13.48        30,001        0.13%         1.25%       29.97%
1  AllianceBernstein International Value Portfolio -
   Class A                                                   102,117    13.02     1,329,486        0.33%         1.40%       42.29%
1  AllianceBernstein Money Market Portfolio - Class A        440,657    12.83     5,652,619        0.49%         1.40%       -0.87%
3  AllianceBernstein Money Market Portfolio - Class A            948    12.99        12,317        0.54%         1.25%       -0.75%
4  AllianceBernstein Money Market Portfolio - Class B        325,706    12.69     4,131,664        0.36%         1.40%       -1.13%
1  AllianceBernstein Premier Growth Portfolio - Class A      948,112    25.97    24,625,973        0.00%         1.40%       21.94%
1  AllianceBernstein Premier Growth Portfolio - Class A       17,973    11.17       200,784        0.00%         1.40%       21.96%
2  AllianceBernstein Premier Growth Portfolio - Class A           74    25.89         1,923        0.00%         1.45%       21.89%
3  AllianceBernstein Premier Growth Portfolio - Class A        4,757    26.30       125,094        0.00%         1.25%       22.14%
4  AllianceBernstein Premier Growth Portfolio - Class B      604,989     6.40     3,870,495        0.00%         1.40%       21.63%
1  AllianceBernstein Real Estate Investment Portfolio -
   Class A                                                   212,179    17.24     3,657,170        2.63%         1.40%       37.34%
3  AllianceBernstein Real Estate Investment Portfolio -
   Class A                                                     2,611    17.42        45,470        2.60%         1.25%       37.58%
1  AllianceBernstein Small Cap Growth Portfolio - Class A    541,675    10.59     5,737,987        0.00%         1.40%       46.92%
1  AllianceBernstein Small Cap Growth Portfolio - Class A      8,794    10.32        90,724        0.00%         1.40%       46.75%
1  AllianceBernstein Small Cap Value Portfolio - Class A     273,205    14.27     3,898,966        0.52% +       1.40%       39.37%
1  AllianceBernstein Technology Portfolio - Class A          958,318    14.92    14,295,737        0.00%         1.40%       42.07%
1  AllianceBernstein Technology Portfolio - Class A           29,282    13.42       392,955        0.00%         1.40%       42.01%
2  AllianceBernstein Technology Portfolio - Class A               85    14.87         1,266        0.00%         1.45%       42.02%
3  AllianceBernstein Technology Portfolio - Class A               56    14.31           799        0.00%         1.25%       42.29%
4  AllianceBernstein Technology Portfolio - Class B          318,966     5.80     1,851,403        0.00%         1.40%       41.92%
1  AllianceBernstein Total Return Portfolio - Class A        571,207    22.66    12,942,571        2.65%         1.40%       17.40%
1  AllianceBernstein Total Return Portfolio - Class A         13,924    11.21       156,117        2.42%         1.40%       17.40%
2  AllianceBernstein Total Return Portfolio - Class A            126    22.59         2,845        2.62%         1.45%       17.33%
3  AllianceBernstein Total Return Portfolio - Class A          2,260    17.86        40,360        2.60%         1.25%       17.58%
1  AllianceBernstein U.S. Government/High Grade
   Securities Portfolio - Class A                            726,253    16.06    11,661,155        3.07% +       1.40%        2.47%
3  AllianceBernstein U.S. Government/High Grade
   Securities Portfolio - Class A                              1,933    16.26        31,425        2.94% +       1.25%        2.63%
4  AllianceBernstein U.S. Government/High Grade
   Securities Portfolio - Class B                             11,538    15.87       183,147        3.05% +       1.40%        2.15%
1  AllianceBernstein Utility Income Portfolio - Class A      214,286    16.84     3,608,026        3.10%         1.40%       18.24%
3  AllianceBernstein Utility Income Portfolio -Class A            89    16.35         1,463        3.14%         1.25%       18.37%
4  AllianceBernstein Value Portfolio -Class B                405,118    10.85     4,394,595        0.66%         1.40%       26.73%
1  AllianceBernstein Worldwide Privatization Portfolio -
   Class A                                                   220,767    19.90     4,392,970        1.06%         1.40%       41.43%
5  Delaware VIP Balanced Series -Standard class                5,911    27.47       162,358        3.62%         1.25%       17.74%

                                    VA A - 39

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights-Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended
December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                             Investment
                                                                       Unit                    Income       Expense      Total
Sub-accounts                                                Units(a)   Value    Net Assets    Ratio (b)    Ratio (c)   Return (d)
----------------------------------------------------------  --------  -------  ------------  ----------   -----------  ----------
2003 - Continued
5  Delaware VIP Capital Reserves Series - Standard class     10,466  $ 21.85  $    228,650         4.00%         1.25%        3.30%
5  Delaware VIP Cash Reserves Series - Standard class        35,815    16.32       584,486         0.57%         1.25%       -0.67%
5  Delaware VIP Growth Opportunities Series - Standard
   class                                                     22,062    27.87       614,921         0.00%         1.25%       39.29%
5  Delaware VIP High Yield Series - Standard class            2,416    21.51        51,971         9.28%         1.25%       27.13%
5  Delaware VIP Value Series - Standard class                50,185    32.43     1,627,374         2.33%         1.25%       26.72%
1  Dreyfus Stock Index Fund, Inc. - Initial shares          112,272    16.59     1,862,520         1.44%         1.40%       26.54%
1  Dreyfus VIF Small Company Stock Portfolio - Initial
   shares                                                    20,207    12.38       250,081         0.11%         1.40%       40.95%
1  Fidelity VIP Asset Manager Portfolio - Initial Class      52,494    15.08       791,642         3.59%         1.40%       16.36%
1  Fidelity VIP Contrafund Portfolio - Initial Class         51,731    14.39       744,387         0.44%         1.40%       26.67%
1  Fidelity VIP Growth Portfolio - Initial Class            134,139    14.71     1,972,868         0.28%         1.40%       30.97%
1  Fidelity VIP High Income Portfolio - Initial Class        22,070    10.61       234,209         7.30%         1.40%       25.44%
1  Fidelity VIP Investment Grade Bond Portfolio - Initial
   Class                                                     38,782    15.63       606,031         4.18% +       1.40%        3.76%
1  Fidelity VIP Money Market Portfolio - Initial Class      134,114    12.36     1,658,063         0.99%         1.40%       -0.38%
1  Fidelity VIP Overseas Portfolio - Initial Class            5,640    12.70        71,638         0.90%         1.40%       41.44%
1  Mercury HW International VIP Portfolio                         -    10.53             -         0.21%         1.40%       27.01%
1  Merrill Lynch Basic Value V.I. Fund - Class I              5,844    15.47        90,423         1.18%         1.40%       31.36%
1  Merrill Lynch Core Bond V.I. Fund - Class I                5,400    13.09        70,702         3.85%         1.40%        3.33%
1  Merrill Lynch Developing Capital Markets V.I. Fund -
   Class I                                                        -     9.63             -         4.97%         1.40%       39.03%
1  Merrill Lynch Global Allocation V.I. Fund - Class I        4,466    12.37        55,237         3.26%         1.40%       32.86%
1  Merrill Lynch Global Growth V.I. Fund - Class I            1,632     7.75        12,657         1.16%         1.40%       31.63%
1  Merrill Lynch High Current Income V.I. Fund - Class I      3,525    11.40        40,167         8.92%         1.40%       26.33%
1  Merrill Lynch International Value V.I. Fund - Class I      2,030    11.63        23,605         2.78%         1.40%       10.43%
1  Merrill Lynch Large Cap Core V.I. Fund - Class I           1,315    12.90        16,962         0.45%         1.40%       29.67%
1  UBS U.S. Allocation Portfolio                             14,169    13.99       198,214         1.18%         1.40%       25.80%
1  Van Eck Worldwide Emerging Markets Fund                    5,701     9.62        54,822         0.08%         1.40%       52.15%
1  Van Eck Worldwide Hard Assets Fund                         1,328    11.29        14,995         0.41%         1.40%       43.10%

2002

1  AIM V.I. Capital Appreciation Fund - Series I shares      38,419     8.00       307,219         0.00%         1.40%      -25.41%
1  AIM V.I. International Growth Fund - Series I shares      15,673     8.00       125,454         0.49%         1.40%      -16.85%
1  AllianceBernstein Americas Government Income
   Portfolio - Class A                                      325,426    18.23     5,932,127         5.11% +       1.40%        9.45%
1  AllianceBernstein Global Bond Portfolio - Class A        107,346    15.00     1,609,759         0.94%         1.40%       15.29%
1  AllianceBernstein Global Bond Portfolio - Class A          1,451    11.62        16,857         0.17%         1.40%       15.29%
1  AllianceBernstein Global Dollar Government Portfolio
   - Class A                                                 96,972    21.66     2,100,507         7.87%         1.40%       14.53%
1  AllianceBernstein Growth and Income Portfolio -
   Class A                                                1,133,342    26.97    30,561,019         0.62%         1.40%      -23.14%
1  AllianceBernstein Growth and Income Portfolio -
   Class A                                                   65,785    17.04     1,121,150         0.72%         1.40%      -23.14%
2  AllianceBernstein Growth and Income Portfolio -
   Class A                                                       81    26.89         2,178         0.98%         1.45%      -23.18%
3  AllianceBernstein Growth and Income Portfolio -
   Class A                                                    8,774    27.26       239,187         0.78%         1.25%      -23.02%
4  AllianceBernstein Growth and Income Portfolio -
   Class B                                                  207,318    26.73     5,541,617         0.64%         1.40%      -23.35%
1  AllianceBernstein Growth Portfolio - Class A             844,714    16.65    14,068,557         0.00%         1.40%      -29.08%
1  AllianceBernstein Growth Portfolio - Class A              53,518    10.64       569,226         0.00%         1.40%      -29.08%
2  AllianceBernstein Growth Portfolio - Class A                  79    16.61         1,308         0.00%         1.45%      -29.11%
3  AllianceBernstein Growth Portfolio - Class A               1,048    16.84        17,643         0.00%         1.25%      -28.97%
4  AllianceBernstein Growth Portfolio - Class B             108,564    16.50     1,791,241         0.00%         1.40%      -29.26%
1  AllianceBernstein High Yield Portfolio - Class A         286,786     8.54     2,448,826         6.56%         1.40%       -4.38%
1  AllianceBernstein International Portfolio - Class A      405,947    10.26     4,164,540         0.05%         1.40%      -16.45%
3  AllianceBernstein International Portfolio - Class A        2,226    10.37        23,090         0.05%         1.25%      -16.33%
1  AllianceBernstein International Value Portfolio -
   Class A                                                   76,927     9.15       703,528         0.15%         1.40%       -6.47%
1  AllianceBernstein Money Market Portfolio - Class A       757,588    12.94     9,802,944         1.19%         1.40%       -0.30%

                                   VA A - 40

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended
December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                             Investment
                                                                       Unit                    Income        Expense      Total
Sub-accounts                                                Units(a)   Value    Net Assets    Ratio (b)     Ratio (c)   Return (d)
---------------------------------------------------------  ---------  -------  ------------  -------------  ---------  -----------
2002 - Continued
3 AllianceBernstein Money Market Portfolio - Class A             949  $ 13.09  $     12,417        0.69%         1.25%       -0.15%
4 AllianceBernstein Money Market Portfolio - Class B         356,985    12.83     4,579,386        0.89%         1.40%       -0.55%
1 AllianceBernstein Premier Growth Portfolio - Class A     1,097,825    21.30    23,382,102        0.00%         1.40%      -31.61%
1 AllianceBernstein Premier Growth Portfolio - Class A        22,359     9.16       204,822        0.00%         1.40%      -31.61%
2 AllianceBernstein Premier Growth Portfolio - Class A            75    21.24         1,585        0.00%         1.45%      -31.64%
3 AllianceBernstein Premier Growth Portfolio - Class A         4,767    21.53       102,636        0.00%         1.25%      -31.51%
4 AllianceBernstein Premier Growth Portfolio - Class B       573,481     5.26     3,015,889        0.00%         1.40%      -31.80%
1 AllianceBernstein Quasar Portfolio - Class A               579,240     7.21     4,178,753        0.00%         1.40%      -32.72%
1 AllianceBernstein Quasar Portfolio - Class A                10,767     7.03        75,648        0.00%         1.40%      -32.72%
1 AllianceBernstein Real Estate Investment Portfolio -
  Class A                                                    232,816    12.55     2,921,371        2.61%         1.40%        1.17%
3 AllianceBernstein Real Estate Investment Portfolio -
  Class A                                                      2,612    12.66        33,070        3.50%         1.25%        1.33%
1 AllianceBernstein Small Cap Value Portfolio - Class A      239,549    10.24     2,454,151        0.28% +       1.40%       -7.50%
1 AllianceBernstein Technology Portfolio - Class A         1,097,453    10.50    11,522,508        0.00%         1.40%      -42.52%
1 AllianceBernstein Technology Portfolio - Class A            33,799     9.45       319,238        0.00%         1.40%      -42.52%
2 AllianceBernstein Technology Portfolio - Class A                86    10.47           895        0.00%         1.45%      -42.55%
3 AllianceBernstein Technology Portfolio - Class A                56    10.06           564        0.00%         1.25%      -42.43%
4 AllianceBernstein Technology Portfolio - Class B           302,617     4.09     1,238,781        0.00%         1.40%      -42.62%
1 AllianceBernstein Total Return Portfolio - Class A         596,922    19.30    11,520,571        1.91% +       1.40%      -11.83%
1 AllianceBernstein Total Return Portfolio - Class A          16,875     9.55       161,157        2.21% +       1.40%      -11.83%
2 AllianceBernstein Total Return Portfolio - Class A             127    19.25         2,436        1.90% +       1.45%      -11.87%
3 AllianceBernstein Total Return Portfolio - Class A           2,260    15.19        34,334        1.90% +       1.25%      -11.69%
1 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class A                                      1,055,403    15.67    16,542,486        2.34%         1.40%        6.29%
3 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class A                                          1,945    15.84        30,815        2.80%         1.25%        6.45%
4 AllianceBernstein U.S. Government/High Grade Securities
  Portfolio - Class B                                         14,057    15.54       218,399        2.04%         1.40%        6.05%
1 AllianceBernstein Utility Income Portfolio - Class A       228,027    14.24     3,247,754        1.85%         1.40%      -23.20%
3 AllianceBernstein Utility Income Portfolio - Class A            90    13.81         1,240        1.72%         1.25%      -23.09%
4 AllianceBernstein Value Portfolio - Class B                321,429     8.56     2,752,506        0.26%         1.40%      -14.16%
1 AllianceBernstein Worldwide Privitization Portfolio -
  Class A                                                    256,844    14.07     3,612,635        1.76%         1.40%       -5.52%
5 Delaware VIP Balanced Series                                 8,851    23.33       206,514        3.08%         1.25%      -17.31%
5 Delaware VIP Capital Reserves Series                        17,300    21.15       365,813        4.44%         1.25%        5.77%
5 Delaware VIP Cash Reserves Series                           10,741    16.43       176,427        1.21%         1.25%        0.00%
5 Delaware VIP Growth Opportunities Series                    32,309    20.01       646,456       13.90%         1.25%      -25.87%
5 Delaware VIP High Yield Series                               4,741    16.92        80,216       12.09%         1.25%        0.57%
5 Delaware VIP Large Cap Value Series                         87,712    25.59     2,244,867        1.69%         1.25%      -19.69%
1 Dreyfus Stock Index Fund - Initial shares                  126,112    13.11     1,652,800        1.29%         1.40%      -23.44%
1 Dreyfus VIF Small Company Stock Portfolio - Initial
  shares                                                      22,222     8.78       195,115        0.30%         1.40%      -20.83%
1 Fidelity VIP Asset Manager Portfolio - Initial Class        57,744    12.96       748,527        4.20%         1.40%      -10.00%
1 Fidelity VIP Contrafund Portfolio - Initial Class           52,636    11.36       597,892        0.86%         1.40%      -10.61%
1 Fidelity VIP Growth Portfolio - Initial Class              157,583    11.23     1,769,169        0.28%         1.40%      -31.08%
1 Fidelity VIP High Income Portfolio - Initial Class          25,389     8.46       214,694       11.33%         1.40%        2.01%
1 Fidelity VIP Investment Grade Bond Portfolio - Initial
  Class                                                       46,570    15.06       701,384        3.33%         1.40%        8.81%
1 Fidelity VIP Money Market Portfolio - Initial Class        174,189    12.41     2,162,279        1.60%         1.40%        0.28%
1 Fidelity VIP Overseas Portfolio - Initial Class              9,956     8.98        89,442        0.90%         1.40%      -21.39%
1 Mercury HW International VIP Portfolio                       2,033     8.29        16,850        3.84%         1.40%      -12.77%
1 Merrill Lynch Basic Value V.I. Fund - Class I                5,475    11.78        64,487        1.04% +       1.40%      -18.91%
1 Merrill Lynch Core Bond V.I. Fund - Class I                  5,522    12.67        69,985        4.70%         1.40%        8.05%

                                   VA A - 41

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended
December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                             Investment
                                                                       Unit                    Income        Expense      Total
Sub-accounts                                                Units(a)   Value    Net Assets    Ratio (b)     Ratio (c)   Return (d)
---------------------------------------------------------  ---------  -------  ------------  -------------  ---------  -----------
2002 - Continued
1  Merrill Lynch Developing Capital Markets V.I. Fund -
   Class I                                                       913  $  6.93  $      6,329        0.41%         1.40%      -11.49%
1  Merrill Lynch Global Allocation V.I. Fund - Class I         3,702     9.31        34,480        3.49%         1.40%       -9.42%
1  Merrill Lynch Global Growth V.I. Fund - Class I             1,186     5.89         6,981        0.11%         1.40%      -28.74%
1  Merrill Lynch High Current Income V.I. Fund - Class I       3,059     9.02        27,595       10.14%         1.40%       -2.83%
1  Merrill Lynch Large Cap Core V.I. Fund - Class I              955     9.95         9,501        0.82%         1.40%      -18.14%
1  UBS U.S. Allocation Portfolio                              26,509    11.12       294,661        0.95%         1.40%      -23.76%
2  UBS U.S. Allocation Portfolio                                   -    11.09             -        1.41%         0.75%      -23.80%
1  Van Eck Worldwide Emerging Markets Fund                     3,723     6.32        23,547        0.14%         1.40%       -4.25%
1  Van Eck Worldwide Hard Assets Fund                          1,365     7.89        10,771        0.72%         1.40%       -4.19%

2001
1  AIM V.I. Capital Appreciation Fund - Series I shares       44,333    10.72       475,271        0.00% +       1.40%      -24.34%
1  AIM V.I. International Growth Fund - Series I shares       22,954     9.63       220,972        0.29% +       1.40%      -24.62%
1  AllianceBernstein Americas Government Income Portfolio
   - Class A                                                 349,120    16.65     5,814,577        7.59% +       1.40%        2.12%
1  AllianceBernstein Global Bond Portfolio - Class A          87,796    13.01     1,141,981        0.00%         1.40%       -1.68%
1  AllianceBernstein Global Bond Portfolio - Class A             136    10.08         1,372        0.00%         1.40%       -1.67%
1  AllianceBernstein Global Dollar Government Portfolio
   - Class A                                                 104,670    18.91     1,979,677       11.33%         1.40%        7.83%
1  AllianceBernstein Growth and Income Portfolio
   - Class A                                               1,615,235    35.08    56,666,208        0.62% +       1.40%       -1.04%
1  AllianceBernstein Growth and Income Portfolio
   - Class A                                                 103,197    22.17     2,288,150        0.59% +       1.40%       -1.06%
2  AllianceBernstein Growth and Income Portfolio
   - Class A                                                     863    35.00        30,210        0.10% +       1.45%       -1.09%
3  AllianceBernstein Growth and Income Portfolio
   - Class A                                                  16,341    35.41       578,656        0.57% +       1.25%       -0.89%
4  AllianceBernstein Growth and Income Portfolio
   - Class B                                                 112,353    34.87     3,918,050        0.59% +       1.40%       -1.24%
1  AllianceBernstein Growth Portfolio - Class A            1,208,542    23.48    28,380,513        0.27% +       1.40%      -24.54%
1  AllianceBernstein Growth Portfolio - Class A               74,503    15.00     1,117,307        0.29% +       1.40%      -24.53%
2  AllianceBernstein Growth Portfolio - Class A                  516    23.43        12,093        0.08% +       1.45%      -24.59%
3  AllianceBernstein Growth Portfolio - Class A                1,466    23.70        34,750        0.13% +       1.25%      -24.44%
4  AllianceBernstein Growth Portfolio - Class B               73,965    23.33     1,725,274        0.16% +       1.40%      -24.71%
1  AllianceBernstein High Yield Portfolio - Class A          205,171     8.93     1,832,170        8.32%         1.40%        1.59%
1  AllianceBernstein International Portfolio - Class A       539,574    12.28     6,625,653        0.00% +       1.40%      -23.45%
3  AllianceBernstein International Portfolio - Class A         2,802    12.39        34,735        0.00% +       1.25%      -23.35%
1  AllianceBernstein International Value Portfolio
   - Class A                                                   7,540     9.78        73,725        0.00%         1.40%       -2.22%
1  AllianceBernstein Money Market Portfolio - Class A      1,377,871    12.98    17,883,292        3.46%         1.40%        2.12%
3  AllianceBernstein Money Market Portfolio - Class A          2,148    13.11        28,153        2.57%         1.25%        2.31%
4  AllianceBernstein Money Market Portfolio - Class B        233,702    12.90     3,014,530        3.57%         1.40%        1.89%
1  AllianceBernstein Premier Growth Portfolio - Class A    1,613,611    31.14    50,252,762        0.00% +       1.40%      -18.37%
1  AllianceBernstein Premier Growth Portfolio - Class A       24,801    13.39       332,198        0.00% +       1.40%      -18.38%
2  AllianceBernstein Premier Growth Portfolio - Class A          426    31.07        13,245        0.00% +       1.45%      -18.40%
3  AllianceBernstein Premier Growth Portfolio - Class A        8,040    31.44       252,757        0.00% +       1.25%      -18.24%
4  AllianceBernstein Premier Growth Portfolio - Class B      332,907     7.71     2,567,198        0.00% +       1.40%      -22.89%
1  AllianceBernstein Quasar Portfolio - Class A              718,114    10.72     7,700,003        0.00% +       1.40%      -13.94%
1  AllianceBernstein Quasar Portfolio - Class A               17,136    10.44       178,945        0.00% +       1.40%      -13.98%
1  AllianceBernstein Real Estate Investment Portfolio
   - Class A                                                 217,200    12.40     2,693,784        3.54%         1.40%        9.27%
3  AllianceBernstein Real Estate Investment Portfolio
   - Class A                                                   1,630    12.50        20,370          3.68%       1.25%        9.42%
1  AllianceBernstein Small Cap Value Portfolio - Class A     102,467    11.08     1,134,898          0.00%       1.40%       10.76%
1  AllianceBernstein Technology Portfolio - Class A        1,538,568    18.27    28,102,732        0.00% +       1.40%      -26.29%
1  AllianceBernstein Technology Portfolio - Class A           41,704    16.43       685,255        0.00% +       1.40%      -26.28%
2  AllianceBernstein Technology Portfolio - Class A              237    18.23         4,321        0.00% +       1.45%      -26.33%
3  AllianceBernstein Technology Portfolio - Class A              682    17.47        11,922        0.00% +       1.25%      -26.17%
4  AllianceBernstein Technology Portfolio - Class B          160,981     7.13     1,148,444        0.00% +       1.40%      -28.66%
1  AllianceBernstein Total Return Portfolio - Class A        712,271    21.89    15,590,809        2.15% +       1.40%        0.82%

                                   VA A - 42

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended
December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                             Investment
                                                                       Unit                    Income        Expense      Total
Sub-accounts                                                Units(a)   Value    Net Assets    Ratio (b)     Ratio (c)   Return (d)
----------------------------------------------------------  --------  -------  ------------  -------------  ---------  -----------
2001 - Continued
1  AllianceBernstein Total Return Portfolio - Class A         21,665  $ 10.83  $    234,655        3.19% +       1.40%        0.85%
2  AllianceBernstein Total Return Portfolio - Class A            127    21.84         2,774        1.56% +       1.45%        0.79%
3  AllianceBernstein Total Return Portfolio - Class A          2,261    17.20        38,887        1.58% +       1.25%        1.01%
1  AllianceBernstein U.S. Government/High Grade
   Securities Portfolio - Class A                            619,083    14.75     9,129,508        3.97%         1.40%        6.40%
3  AllianceBernstein U.S. Government/High Grade
   Securities Portfolio - Class A                              1,725    14.89        25,671        2.63%         1.25%        6.55%
4  AllianceBernstein U.S. Government/High Grade
   Securities Portfolio - Class B                             10,513    14.65       154,028        7.22%         1.40%        6.09%
1  AllianceBernstein Utility Income Portfolio - Class A      332,091    18.55     6,159,024        4.22% +       1.40%      -23.58%
3  AllianceBernstein Utility Income Portfolio - Class A           90    17.95         1,618       11.27% +       1.25%      -23.48%
4  AllianceBernstein Value Portfolio - Class B               212,874     9.98     2,123,656        0.00%         1.40%       -0.24%
1  AllianceBernstein Worldwide Privitization Portfolio
   - Class A                                                 350,467    14.89     5,217,750        0.24% +       1.40%      -18.47%
5  Delaware VIP Balanced Series                                9,627    28.22       271,658        2.58%         1.25%       -8.81%
5  Delaware VIP Capital Reserves Series                       15,589    19.99       311,627        2.32%         1.25%        6.91%
5  Delaware VIP Cash Reserves Series                          12,132    16.42       199,267        3.95%         1.25%        2.59%
5  Delaware VIP Growth Opportunities Series                   62,802    26.99     1,695,119        0.00% +       1.25%      -16.84%
5  Delaware VIP High Yield Series                              7,738    16.82       130,168        9.89%         1.25%       -5.30%
5  Delaware VIP Large Cap Value Series                       107,096    31.87     3,412,903        0.19%         1.25%       -5.09%
1  Dreyfus Stock Index Fund - Initial shares                 170,684    17.12     2,921,961        1.01% +       1.40%      -13.41%
1  Dreyfus VIF Small Company Stock Portfolio - Initial
   shares                                                     20,699    11.09       229,547        0.07%         1.40%       -2.89%
1  Fidelity VIP Asset Manager Portfolio - Initial Class       76,408    14.40     1,100,492        3.97% +       1.40%       -5.43%
1  Fidelity VIP Contrafund Portfolio - Initial Class          47,602    12.71       604,888        0.82% +       1.40%      -13.50%
1  Fidelity VIP Growth Portfolio - Initial Class             205,699    16.29     3,350,724        0.08% +       1.40%      -18.80%
1  Fidelity VIP High Income Portfolio - Initial Class         36,925     8.29       306,107       13.17%         1.40%      -12.92%
1  Fidelity VIP Investment Grade Bond Portfolio - Initial
   Class                                                      45,499    13.84       629,859        5.14%         1.40%        6.98%
1  Fidelity VIP Money Market Portfolio - Initial Class       265,588    12.38     3,287,656        4.15%         1.40%        2.73%
1  Fidelity VIP Overseas Portfolio - Initial Class            13,173    11.43       150,544        6.70% +       1.40%      -22.26%
1  Mercury HW International VIP Portfolio                      2,035     9.50        19,341        2.34% +       1.40%      -14.12%
1  Merrill Lynch Basic Value V.I. Fund - Class I               5,481    14.52        79,607        0.95% +       1.40%        2.79%
1  Merrill Lynch Core Bond V.I. Fund - Class I                 5,695    11.73        66,793        5.66%         1.40%        5.19%
1  Merrill Lynch Developing Capital Markets V.I. Fund
   - Class I                                                     914     7.84         7,158        0.92%         1.40%        0.07%
1  Merrill Lynch Global Allocation V.I. Fund - Class I         3,706    10.28        38,106        1.43%         1.40%      -10.12%
1  Merrill Lynch Global Growth V.I. Fund - Class I             1,187     8.26         9,807        0.91%         1.40%      -24.14%
1  Merrill Lynch High Current Income V.I. Fund - Class I       3,062     9.28        28,428       11.01%         1.40%        2.58%
1  Merrill Lynch Large Cap Core V.I. Fund - Class I              956    12.15        11,618        0.80%         1.40%       -8.70%
1  UBS U.S. Allocation Portfolio                              40,070    14.58       584,198        2.28% +       1.40%      -13.63%
2  UBS U.S. Allocation Portfolio                                 859    14.56        12,497        2.26% +       0.75%      -13.67%
1  Van Eck Worldwide Emerging Markets Fund                     2,108     6.61        13,924        0.00%         1.40%       -3.15%
1  Van Eck Worldwide Hard Assets Fund                            973     8.24         8,015        1.69%         1.40%      -11.72%

Footnotes
  1  Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and
     Retirement Gold products.
  2  Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile
     products that have elected the Accidental Death Benefit option.
  3  Profile product.
  4  Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
  5  Variable Annuity product.
  6  Vanguard SPIA product.

                                   VA A - 43

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

(a)  The 2002 units reflect accumulation units valued at accumulation unit values. The 2001 units reflect annuity units valued at annuity unit values.
     The change in the 2002 presentation does not have any effect on the net assets held in the Sub-accounts.

(b)  These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-account invest.

(c)  These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(d)  These amounts represent the total return for the years indicated, including changes in the value of the underlying Sub-account, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include contract charges deducted directly from account values. For the years ended December 31, 2002 and 2001, no total return was calculated if the Sub-account became an available investment option during the year. For the years ended December 31, 2004 and 2003, a total return was calculated using the initial unit value for the
     Sub-account if the Sub-account became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

   + The investment income ratio has been restated due to a misclassification in prior years of short-term and/or long-term capital gains between dividends from mutual funds and capital gain distributions from mutual funds. See
     Note H for further disclosure.

  ** Formerly AllianceBernstein Quasar Portfolio.

 *** Formerly Delaware VIP Large Cap Value Series.

**** Formerly Vanguard VIF Short-Term Corporate Portfolio.

                                   VA A - 44

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note H - Restatement

During the preparation of these 2004 financial statements, the Company identified certain misclassifications of long-term and short-term capital gains within several Sub-accounts. Specifically, for the years ended December 31, 2003 and 2002, the Company classified short-term capital gains as dividends from mutual funds. Prior to the year ended Cecember 31, 2002, the Company classified long-term and short-term capital gains as dividends from mutual funds. GAAP requires long-term and short-term capital gains to be classified as capital gain distributions from mutual funds. Accordingly, for the effected Sub-accounts, the
Company restated net investment income (loss) and capital gain distributions from mutual funds for the year ended December 31, 2003. The related investment income ratio was also restated for the years ended December 31, 2003, 2002 and
2001, to be comparative. The restated balances for net investment income (loss)
and capital gain distribution from mutual funds have been identified in the
Statement of Changes in Net Assets and the related investment income ratio amounts have been disclosed in Note G - Financial Highlights.

The adjustments described above had no impact on the Company's net assets or the increase (decrease) in net assets resulting from operations for any period. A summary of the adjustments made and their effect on the financial statements is presented below:

                                                                                      For the Year Ended December 31, 2003
                                                                             -----------------------------------------------------
                                                                                 Net Investment         Capital Gain Distributions
                                                                                 Income (Loss)             from Mutual Funds
                                                                             ----------------------   ----------------------------
                                                                             Originally                 Originally
Sub-accounts                                                                   stated     Restated        stated      Restated
---------------------------------------------------------------------------  ----------  ----------   ------------  --------------
AllianceBernstein Small Cap Value Portfolio - Class A                        $    4,737  $  (23,252)  $     11,290    $    39,279
AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class A     343,742     233,253          4,652        115,141
AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class B       4,796       3,163             69          1,702
Fidelity VIP Investment Grade Bond Portfolio - Initial Class                     24,640      18,068          3,034          9,606

                                                                                   Investment Income Ratio
                                                            -----------------------------------------------------------------------
                                                              For the Year Ended      For the Year Ended      For the Year Ended
                                                               December 31, 2003       December 31, 2002       December 31, 2001
                                                            ----------------------  ----------------------  -----------------------
                                                            Originally              Originally              Originally
Sub-accounts                                                  stated     Restated     stated     Restated     stated      Restated
----------------------------------------------------------  ----------  ----------  ----------  ----------  ----------  -----------
1  AIM V.I. Capital Appreciation Fund - Series I shares            n/a         n/a         n/a         n/a        6.54%        0.00%
1  AIM V.I. International Growth Fund - Series I shares            n/a         n/a         n/a         n/a        2.64%        0.29%
1  AllianceBernstein Americas Government Income Portfolio
   - Class A                                                       n/a         n/a        5.19%       5.11%       8.63%        7.59%
1  AllianceBernstein Growth and Income Portfolio - Class A         n/a         n/a         n/a         n/a        5.14%        0.62%
1  AllianceBernstein Growth and Income Portfolio - Class A         n/a         n/a         n/a         n/a        4.97%        0.59%
2  AllianceBernstein Growth and Income Portfolio - Class A         n/a         n/a         n/a         n/a        0.85%        0.10%
3  AllianceBernstein Growth and Income Portfolio - Class A         n/a         n/a         n/a         n/a        4.80%        0.57%
4  AllianceBernstein Growth and Income Portfolio - Class B         n/a         n/a         n/a         n/a        5.33%        0.59%
1  AllianceBernstein Growth Portfolio - Class A                    n/a         n/a         n/a         n/a       14.33%        0.27%
1  AllianceBernstein Growth Portfolio - Class A                    n/a         n/a         n/a         n/a       15.08%        0.29%
2  AllianceBernstein Growth Portfolio - Class A                    n/a         n/a         n/a         n/a        4.21%        0.08%
3  AllianceBernstein Growth Portfolio - Class A                    n/a         n/a         n/a         n/a        6.95%        0.13%
4  AllianceBernstein Growth Portfolio - Class B                    n/a         n/a         n/a         n/a       16.11%        0.16%
1  AllianceBernstein International Portfolio - Class A             n/a         n/a         n/a         n/a        5.66%        0.00%
3  AllianceBernstein International Portfolio - Class A             n/a         n/a         n/a         n/a        4.91%        0.00%
1  AllianceBernstein Premier Growth Portfolio - Class A            n/a         n/a         n/a         n/a        5.48%        0.00%
1  AllianceBernstein Premier Growth Portfolio - Class A            n/a         n/a         n/a         n/a        6.28%        0.00%
2  AllianceBernstein Premier Growth Portfolio - Class A            n/a         n/a         n/a         n/a        5.18%        0.00%
3  AllianceBernstein Premier Growth Portfolio - Class A            n/a         n/a         n/a         n/a        5.02%        0.00%
4  AllianceBernstein Premier Growth Portfolio - Class B            n/a         n/a         n/a         n/a        2.51%        0.00%
1  AllianceBernstein Quasar Portfolio - Class A                    n/a         n/a         n/a         n/a        3.12%        0.00%
1  AllianceBernstein Quasar Portfolio - Class A                    n/a         n/a         n/a         n/a        4.42%        0.00%

                                   VA A - 45

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note H - Restatement - Continued

                                                                                   Investment Income Ratio
                                                            -----------------------------------------------------------------------
                                                              For the Year Ended      For the Year Ended      For the Year Ended
                                                               December 31, 2003       December 31, 2002       December 31, 2001
                                                            ----------------------  ----------------------  -----------------------
                                                            Originally              Originally              Originally
Sub-accounts                                                  stated     Restated     stated     Restated     stated      Restated
----------------------------------------------------------  ----------  ----------  ----------  ----------  ----------  -----------
1  AllianceBernstein Small Cap Value Portfolio - Class A          1.40%       0.52%       0.40%       0.28%        n/a          n/a
1  AllianceBernstein Technology Portfolio - Class A                n/a         n/a         n/a         n/a        7.80%        0.00%
1  AllianceBernstein Technology Portfolio - Class A                n/a         n/a         n/a         n/a        8.13%        0.00%
2  AllianceBernstein Technology Portfolio - Class A                n/a         n/a         n/a         n/a        7.61%        0.00%
3  AllianceBernstein Technology Portfolio - Class A                n/a         n/a         n/a         n/a       16.17%        0.00%
4  AllianceBernstein Technology Portfolio - Class B                n/a         n/a         n/a         n/a        3.91%        0.00%
1  AllianceBernstein Total Return Portfolio - Class A              n/a         n/a        2.59%       1.91%       5.93%        2.15%
1  AllianceBernstein Total Return Portfolio - Class A              n/a         n/a        3.00%       2.21%       8.80%        3.19%
2  AllianceBernstein Total Return Portfolio - Class A              n/a         n/a        2.58%       1.90%       4.35%        1.56%
3  AllianceBernstein Total Return Portfolio - Class A              n/a         n/a        2.58%       1.90%       4.35%        1.58%
1  AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class A                                            3.85%       3.07%        n/a         n/a         n/a          n/a
3  AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class A                                            3.69%       2.94%        n/a         n/a         n/a          n/a
4  AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class B                                            3.86%       3.05%        n/a         n/a         n/a          n/a
1  AllianceBernstein Utility Income Portfolio - Class A            n/a         n/a         n/a         n/a        4.96%        4.22%
3  AllianceBernstein Utility Income Portfolio - Class A            n/a         n/a         n/a         n/a       13.23%       11.27%
1  AllianceBernstein Worldwide Privitization Portfolio
   - Class A                                                       n/a         n/a         n/a         n/a        5.98%        0.24%
5  Delaware VIP Growth Opportunities Series                        n/a         n/a         n/a         n/a       11.24%        0.00%
1  Dreyfus Stock Index Fund - Initial shares                       n/a         n/a         n/a         n/a        1.48%        1.01%
1  Fidelity VIP Asset Manager Portfolio - Initial Class            n/a         n/a         n/a         n/a        5.46%        3.97%
1  Fidelity VIP Contrafund Portfolio - Initial Class               n/a         n/a         n/a         n/a        3.73%        0.82%
1  Fidelity VIP Growth Portfolio - Initial Class                   n/a         n/a         n/a         n/a        7.68%        0.08%
1  Fidelity VIP Investment Grade Bond Portfolio - Initial
   Class                                                          5.18%       4.18%        n/a         n/a         n/a          n/a
1  Fidelity VIP Overseas Portfolio - Initial Class                 n/a         n/a         n/a         n/a       17.30%        6.70%
1  Mercury HW International VIP Portfolio                          n/a         n/a         n/a         n/a        4.67%        2.34%
1  Merrill Lynch Basic Value V.I. Fund - Class I                   n/a         n/a        1.41%       1.04%       5.95%        0.95%
1  UBS U.S. Allocation Portfolio                                   n/a         n/a         n/a         n/a        8.06%        2.28%
2  UBS U.S. Allocation Portfolio                                   n/a         n/a         n/a         n/a        8.01%        2.26%

1    Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and
     Retirement Gold products.
2    Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile
     products that have elected the Accidental Death Benefit option.
3    Profile product.
4    Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
5    Variable Annuity product.
n/a  The investment income ratio did not change.

                                   VA A - 46

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                            NAIC Company Code: 19445

                              Financial Statements

                                (Statutory Basis)

                                December 31, 2004

                         Report of Independent Auditors

To the Board of Directors and Shareholders of National Union
 Fire Insurance Company of Pittsburgh, Pa.

We have audited the accompanying statutory statement of admitted assets, liabilities, capital and surplus of National Union Fire Insurance Company of
Pittsburgh, Pennsylvania (the "Company") as of December 31, 2004, and the
related statutory statement of income and changes in capital and surplus, and of cash flow for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1 and 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Pennsylvania, which practices differ from accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United
States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of
America, the financial position of the Company as of December 31, 2004, or the results of its operations or its cash flow for the year then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the
Company as of December 31, 2004, and the results of its operations and its cash flow for the year then ended, on the basis of accounting described in Notes 1 and 2 to the financial statements.

As discussed in Note 2 to the accompanying financial statements, as a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and a number of transactions. As part of the internal review, the
Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment. An agreement was reached with the Company's domiciliary state to include a single 2004 year presentation of its financial statements and to reflect the impact to its 2003 and prior year unassigned surplus as an adjustment to unassigned surplus at January 1, 2004.

PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
New York, NY
October 17, 2005

                                        2

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
         Statement of Admitted Assets, Liabilities, Capital and Surplus
                                (Statutory Basis)
                               As of December 31,

                                                                                                 2004
                                                                                          ------------------
                                 Admitted Assets
                                 ---------------
Bonds, principally at amortized cost (NAIC market value: 2004 - $9,570,573,421)           $    9,305,455,243
Stocks:
  Non-redeemable preferred stocks, at NAIC market value (cost: 2004 - $2,259,718,101)          2,259,869,600
  Common stocks, at NAIC market value (cost: 2004 - $2,736,085,117)                            5,869,968,485
Short-term investments, at amortized cost (approximates NAIC market value)                       109,445,916
Other invested assets, primarily at equity (cost: 2004 - $778,680,448)                         1,051,860,397
Cash                                                                                             115,855,420
Receivable for securities                                                                         20,335,406
                                                                                          ------------------
  Total cash and invested assets                                                              18,732,790,467
Agents' balances or uncollected premiums:
  Premiums in course of collection                                                               637,679,844
  Premiums and installments booked but deferred and not yet due                                  732,071,029
  Accrued retrospective premiums                                                                   8,146,022
Funds held by or deposited with reinsurers                                                       170,139,026
Amounts billed and receivable under high deductible policies                                     387,572,138
Reinsurance recoverable on loss payments                                                         258,992,292
Electronic data processing equipment, less accumulated depreciation                                        -
Federal and foreign income tax recoverable from parent                                           630,957,888
Net deferred tax asset                                                                           379,831,649
Interest and dividends due and accrued                                                           132,033,449
Receivable from parent, subsidiaries and affiliates                                              571,350,993
Equities in underwriting pools and associations                                                  526,124,099
Deposit accounting assets                                                                      1,729,756,283
Deposit accounting assets - funds held                                                           448,278,780
Other assets                                                                                     356,464,639
                                                                                          ------------------
  Total admitted assets                                                                   $   25,702,188,598
                                                                                          ==================

                        See Notes to Financial Statements

                                        3

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
         Statement of Admitted Assets, Liabilities, Capital and Surplus
                                (Statutory Basis)
                               As of December 31,

                                                                               2004
                                                                        ------------------
                                   Liabilities
                                   -----------
Unpaid losses                                                           $    8,653,435,477
Reinsurance payable on paid loss and loss adjustment expenses                  273,784,621
Unpaid loss adjustment expenses                                              1,157,932,033
Commissions payable, contingent commissions and other similar charges           17,127,133
Other expenses (excluding taxes, licenses and fees)                                629,897
Taxes, licenses and fees (excluding federal and foreign income taxes)          125,541,913
Unearned premiums                                                            4,142,836,959
Funds held under reinsurance treaties                                          275,189,079
Provision for reinsurance                                                      334,695,745
Dividends declared and unpaid                                                   50,133,001
Ceded reinsurance premiums payable, net of ceding commissions                   66,516,298
Amounts withheld or retained by company for account of others                   17,075,388
Accrued interest payable                                                       128,955,013
Payable to parent, subsidiaries, and affiliates                              1,190,865,179
Retroactive reinsurance reserve - assumed                                       11,269,882
Retroactive reinsurance reserve - ceded                                        (86,065,351)
Deposit accounting liability - funds held                                    1,149,918,225
Deposit accounting liabilities                                                 691,334,955
Other liabilities                                                              124,191,623
                                                                        ------------------
  Total liabilities                                                         18,325,367,070
                                                                        ------------------
                               Capital and Surplus
                               -------------------
Special surplus funds from retroactive reinsurance                              86,109,944
Common capital stock, $5 par value, 1,000,000 shares authorized,
 895,750 shares issued and outstanding                                           4,478,750
Capital in excess of par value                                               2,494,261,950
Unassigned surplus                                                           4,791,970,884
                                                                        ------------------
  Total capital and surplus                                                  7,376,821,528
                                                                        ------------------
  Total liabilities, capital and surplus                                $   25,702,188,598
                                                                        ==================

                        See Notes to Financial Statements

                                        4

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
             Statement of Operations and Capital and Surplus Account
                                (Statutory Basis)
                         For the Year Ended December 31,

                                                                                              2004
                                                                                        -----------------
Underwriting income:
Premiums earned                                                                         $   6,592,661,871
                                                                                        -----------------
Deductions:
  Losses incurred                                                                           4,943,209,544
  Loss adjustment expenses incurred                                                           755,383,964
  Other underwriting expenses incurred                                                      1,369,228,817
                                                                                        -----------------
Total underwriting deductions                                                               7,067,822,325
                                                                                        -----------------
Net underwriting loss                                                                        (475,160,454)
                                                                                        -----------------
Investment income:
  Net investment income earned                                                                826,486,953
  Net realized capital gain                                                                    69,541,791
                                                                                        -----------------
Net investment gain                                                                           896,028,744
                                                                                        -----------------
Net loss from agents' or premium balances charged off                                         (45,159,809)
Other gain                                                                                     76,730,661
                                                                                        -----------------
Income before dividends to policyholders and federal and foreign income taxes                 452,439,142
Dividends to policyholders                                                                        561,863
                                                                                        -----------------
Income after dividends to policyholders but before federal and foreign income taxes           451,877,279
Federal and foreign income tax benefit                                                        125,487,048
                                                                                        -----------------
Net income                                                                              $     326,390,231
                                                                                        =================
                           Capital and Surplus Account

Total capital and surplus, as of  December 31, previous year                            $   6,899,255,658
  Adjustment to beginning surplus                                                            (545,683,693)
                                                                                        -----------------
Total capital and surplus, as of January 1, 2004                                            6,353,571,965

Gains and (losses) in surplus:
  Net income                                                                                  326,390,231
  Change in net unrealized capital gains                                                      573,378,323
  Change in net deferred income tax                                                           298,937,727
  Change in non-admitted assets                                                               (91,498,718)
  Change in provision for reinsurance                                                          42,397,392
  Paid in surplus                                                                             143,782,280
  Cash dividends to stockholder                                                              (207,198,576)
  Other surplus adjustments                                                                   (83,203,870)
  Foreign exchange translation                                                                 20,264,774
                                                                                        -----------------
Change in surplus as regards policyholders for the year                                     1,023,249,563
                                                                                        -----------------
Total capital and surplus, December 31, current year                                    $   7,376,821,528
                                                                                        =================

                        See Notes to Financial Statements

                                        5

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                             Statement of Cash Flow
                                (Statutory Basis)
                         For the Year Ended December 31,

                                                                                     2004
                                                                              -----------------
Premiums collected, net of reinsurance                                        $   6,963,058,854
Net investment income                                                               831,974,047
Miscellaneous income                                                                 31,570,852
                                                                              -----------------
Total                                                                             7,826,603,753
Benefit and loss related payments                                                   (65,275,726)
Commissions, expenses paid and aggregate write-ins for deductions                 1,864,377,132
Dividends paid to policyholders                                                         634,047
Federal and foreign income taxes paid                                               675,867,893
                                                                              -----------------
Total                                                                             2,475,603,346
                                                                              -----------------
Net cash from operations                                                          5,351,000,407
                                                                              -----------------
Proceeds from investments sold, matured or repaid:
  Bonds                                                                           2,314,127,808
  Stocks                                                                            550,432,733
  Other invested assets                                                           4,024,637,594
  Miscellaneous proceeds                                                             52,604,584
                                                                              -----------------
Total investment proceeds                                                         6,941,802,719
                                                                              -----------------
Cost of investments acquired (long-term only):
  Bonds                                                                           5,009,143,699
  Stocks                                                                            459,758,296
  Other invested assets                                                           4,039,996,619
  Miscellaneous applications                                                        200,244,605
                                                                              -----------------
Total investments acquired                                                        9,709,143,219
                                                                              -----------------
Net cash used for investments                                                    (2,767,340,500)
                                                                              -----------------
Cash provided (applied):
  Capital and paid in surplus, less treasury stock                                  143,782,280
  Dividends to stockholders                                                        (206,319,826)
  Net deposit on deposit-type contracts and other insurance                        (677,632,408)
  Other cash applied                                                             (1,857,650,066)
                                                                              -----------------
Net cash used in financing and miscellaneous sources                             (2,597,820,020)
                                                                              -----------------
Net change in cash and short-term investments                                       (14,160,113)

                                 RECONCILIATION

Cash and short-term investments:

  Beginning of year                                                                 239,461,449
                                                                              -----------------
  End of year                                                                 $     225,301,336
                                                                              =================

                        See Notes to Financial Statements

                                        6

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

1.   Summary of Significant Statutory Basis Accounting Policies

     (A) Organization

     National Union Fire Insurance Company of Pittsburgh, PA (the "Company" or
     "NUF") is a direct wholly-owned subsidiary of American International Group,
     Inc. (the "Parent" or "AIG"). The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. The Company accepts business primarily from insurance brokers, enabling selection of specialized markets and retention of underwriting control. The Company has significant transactions with the Parent and affiliates (see Note 4).

     (B) Accounting Practices

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the
     Insurance Department of the Commonwealth of Pennsylvania.

     The Insurance Department of the Commonwealth of Pennsylvania recognizes only statutory accounting practices prescribed or permitted by the
     Commonwealth of Pennsylvania for determining and reporting the financial condition and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Law.
     The National Association of Insurance Commissioners Accounting Practices
     and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the Commonwealth of Pennsylvania. The
     Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

     The Insurance Department of the Commonwealth of Pennsylvania has adopted the following accounting practices that differ from those found in NAIC
     SAP. Specifically, the prescribed practices of discounting of workers compensation reserves on a non-tabular basis (in NAIC SAP, discounting of reserves is not permitted on a non tabular basis) and the permitted practices that Schedule F is prepared on a New York basis including New
     York Regulation 20 reinsurance credits for calculating the provision for unauthorized reinsurance (in NAIC SAP, New York Regulation 20 credits are not permitted).

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the Commonwealth of Pennsylvania is shown below:

                                                                2004
                                                          -----------------
     Net Income, Insurance Department of the
      Commonwealth of Pennsylvania                        $     326,390,231

     State Practices - (Deduction) Income:
       Non-Tabular Discounting                                  (46,613,228)
                                                          -----------------
     Net Income, NAIC SAP                                 $     279,777,003
                                                          =================

     Statutory Surplus, Insurance Department of
      the Commonwealth of  Pennsylvania                   $   7,376,821,528

     State Practices - (Charge) Credit
       Non-Tabular Discounting                                 (191,238,825)
       Reinsurance Credits                                     (201,318,345)
                                                          -----------------
     Statutory Surplus, NAIC SAP                          $   6,984,264,358
                                                          -----------------

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP").
     NAIC SAP varies in certain respects from GAAP. Under GAAP: (1) costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements; (2) statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are restored to surplus; (3) the equity in earnings of affiliates with ownership between 20% and 50% is included in net income, and investments in subsidiaries with greater than 50% ownership are consolidated; (4) estimated undeclared dividends to policyholders are accrued; (5) the reserve for losses and loss expenses and reserve for unearned premiums are presented gross of ceded reinsurance by establishing a reinsurance asset; (6) debt and equity securities deemed to be available for sale and trading securities are reported at fair value, and the difference between cost and fair value of securities available for sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity, for trading

                                        7

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost; and
     (7) premium contracts that do not have sufficient risk transfer are treated as deposit accounting assets; (8) contracts are recorded as retroactive and retain insurance accounting treatment if they pass the risk transfer test.
     If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method.; and (9) deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the income statement.
     Under NAIC SAP: (1) costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed; (2) statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus; (3) the equity in earnings of affiliates are included in unrealized appreciation/(depreciation) of investments and subsidiaries
     (which are not consolidated) are reported directly in surplus with dividends reported as income; (4) declared dividends to policyholders are accrued; (5) the reserve for losses and loss expenses and reserve for unearned premiums are presented net of ceded reinsurance; (6) NAIC investment grade debt securities are reported at amortized cost, while non-NAIC investment grade debt securities (NAIC rated 3-6) are reported at lower of cost or market; (7) premium contracts, regardless of risk transfer, are reported as insurance as long as policies are issued in accordance with insurance requirements; (8) regardless of risk transfer, an insurance contract deemed to be retroactive receives special accounting treatment. Gains or losses are recognized in the income statement and surplus is segregated on the ceding entity to the extent of gains recognized; and (9) deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     Significant statutory accounting practices are as follows:

     A.   The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Pennsylvania requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the
          Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

     B.   Investments are carried at values designated by the NAIC. Bonds are carried at amortized cost using the scientific method, except non NAIC investment grade bonds, which are carried at NAIC-designated values.
          Other than temporary impairments of investments are provided for by writing down the impaired security to fair value as the new cost basis, with the corresponding surplus impact accounted for as a realized loss. Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. The NAIC market value of mortgage-backed securities approximated $237,683,000 at December 31, 2004. Unaffiliated common and preferred stocks are carried principally at market value; certain preferred stocks subject to a 100% mandatory sinking fund are carried at amortized cost. Investments in affiliates are included in common stocks based on the net worth of the entity, determined in accordance with NAIC SAP. The Company considers all highly liquid debt securities with maturities of twelve months or less to be short-term investments.
          Short-term investments are carried at amortized cost which approximates NAIC market value. Other invested assets consist primarily of shares of an intermediate bond mutual fund and joint venture and partnerships. The intermediate bond mutual fund is carried principally at NAIC market value and the unrealized gain or loss reported as unassigned surplus. The joint ventures and partnerships are carried principally based upon the equity method. Dividends are recorded in "Net investment income earned". Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of specific identification.
          Unrealized gains and losses on all stocks, bonds carried at NAIC designated values, joint venture, partnerships and foreign currency translation are credited or charged to unassigned surplus.

     C.   Premiums written are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     D.   Certain assets, principally furniture, equipment, and leasehold improvements and certain overdue agents' balances, are designated
          "non-admitted assets" and are directly charged to unassigned surplus.
          EDP is depreciated over five years on the straight line method.
          Leasehold improvements are amortized over the shorter of the remaining terms of the lease or estimated useful lives. The Company had depreciation expense of $18,007,654 for the year ended 2004.

     E.   The liabilities for unpaid losses and loss adjustment expenses, including incurred but not reported losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and loss adjustment expenses are charged to income as incurred. Amounts

                                        8

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

          recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. The Company discounts its loss and loss adjustment expense reserves on workers compensation claims. The tabular and non-tabular discounted case reserves amounted to $151,670,515 and $191,238,825, respectively, at
          December 31, 2004. Tabular case reserves have been discounted using the 1979-81 Decennial Mortality Table at 3.5%. Non-tabular case reserves have been discounted using discount tables promulgated by the
          Insurance Department of the Commonwealth of Pennsylvania. At December
          31, 2004, liabilities include $2,334,788,934 of such discounted reserves.

     F.   Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company. In accordance with NAIC Statement of Statutory
          Accounting Principles (SSAP) No. 62 Property and Casualty Reinsurance,
          ceded expenses, net of acquisition costs, are earned over the policy period.

     G.   Commissions, premium taxes, and certain other underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in "Other underwriting expenses incurred."

     H.   Dividends to policyholders are charged to income as declared.

     I.   Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Unrealized gains and losses from translating balances in foreign currencies are recorded as adjustments to surplus.
          Gains and losses resulting from foreign currency transactions are included in income.

     J.   Options are carried at market value. Put options owned are included in
          "Other invested assets" on the statement of admitted assets, liabilities, capital and surplus. Call options written are included in
          "Other liabilities". Any change in unrealized gains or losses on options owned or written are credited or charged to unassigned surplus. Realized gains or losses on the disposition of options are determined on the basis of specific identification are included in income. Derivatives are not used for hedge accounting treatment.

     K.   Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency at a specific price and at a specific date in the future. Foreign exchange contracts are entered into in order to hedge the foreign exchange component of long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in income.
          Derivatives are not used for hedge accounting treatment.

     L.   Common capital stock and Capital in excess of par value represents amounts received by the Company in exchange for shares issued. The
          Common capital stock represents the value received by the Company of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company of shares issued in excess of the par value per share.

     M.   Premium contracts, regardless of risk transfer, are reported as insurance as long as policies are issued in accordance with NAIC
          Statutory Statement of Accounting Practice.

     N.   In accordance with SSAP No. 62 Property and Casualty Reinsurance, the
          Company records a liability for commissions recorded in excess of acquisition costs. The liability is earned as income over the life of the contract.

     O.   In accordance with SSAP No. 62 Property and Casualty Reinsurance, the
          Company reviews its ultimate losses in respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projections and associated acquisition expenses. Investment income is not considered in the calculation.

     P.   In accordance with SSAP No. 56 Retrospectively Rated Contracts, the
          Company estimates accrued retrospectively rated premium adjustments by using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. As of December 31, 2004, accrued premiums related to the Company's retrospectively rated contracts amounted to $8,146,022.

2.   Accounting Adjustments

     As a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and certain transactions from
     January 2000 to May 2005. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment. An agreement was reached with the Company's domiciliary state to re-file its 2004 annual statement using the methodology described under
     Statements of Statutory Accounting Principles (SSAP) 3, "Accounting Changes
     and Correction of Errors". The agreement included a single 2004 year

                                        9

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     presentation of its audited statutory financial statements. In applying this methodology, the Company has reflected the impact to its 2003 and prior unassigned surplus as an adjustment to unassigned surplus as of
     January 1, 2004.

     The major components affecting the beginning surplus at January 1, 2004 are as follows:

     (In thousands)                                                Amount
     ---------------------------------------------------------------------

     Total capital and surplus, as of December 31, previous
      year                                                     $ 6,899,256

     Adjustments to beginning surplus:
         1. Union Excess                                          (391,211)
         2. Richmond                                               (46,662)
         3. Coventry                                               (16,817)
         4. In-Substance Defeasance                                 19,500
         5. Loss Reserves                                          (79,040)
         6. DBG Analysis                                           (56,278)
         7. Other Adjustments                                      (42,334)
              Risk Transfer (Other than Union Excess
               and Richmond)                                       (17,510)
                                                               -----------
            Total Adjustments to beginning surplus                (545,684)
                                                               -----------
     Total capital and surplus, as of January 1, 2004          $ 6,353,572
                                                               ===========

     The above reconciliation of opening capital and surplus at January 1, 2004 is presented net of income taxes. The Company has evaluated any deferred income tax assets arising from these adjustments for admissibility in accordance with Statutory Accounting Principles.

     Explanation of Accounting Adjustments

     1.   Union Excess- reinsurance ceded to Union Excess Reinsurance Company,
          Ltd. (Union Excess), a Barbados-domiciled reinsurer, did not result in sufficient risk transfer because of AIG's control over certain transactions undertaken directly or indirectly with Union Excess, including the timing and nature of certain commutations. These transactions have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75
          "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and
          Casualty Reinsurance."

     2.   Richmond- reinsurance ceded to subsidiaries of Richmond Insurance
          Company, Ltd.(Richmond), a Bermuda-based reinsurance holding company, did not result in sufficient risk transfer because of AIG's ability to exert control over that entity. Such determination was based, in part, on arrangements and documents, including "put agreements", requiring an AIG subsidiary to purchase Richmond's outstanding shares. These transactions have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75
          "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and
          Casualty Reinsurance".

     3.   Coventry- life settlements are designed to assist life insurance policyholders to monetize the existing value of life insurance policies. The Company recorded its proportionate share of the net death benefits from the purchased contracts, net of reinsurance to a third party reinsurer, as premium. Costs incurred to acquire the contracts and keep them in force were recorded as paid losses, net of reinsurance. The Company has determined, in light of new information not available to management of the Company at the

                                       10

          time the initial accounting determination was made, that the accounting for these transactions as insurance and reinsurance is a misapplication of statutory accounting. and such transactions have been reversed in the Company's financial statements.

                 National Union Fire Insurance Company of Pittsburgh, Pa.
             Notes toStatutory Basis Financial Statements for the year ended
                                   December 31, 2004

     4.   In-Substance Defeasance - Company entered into a funding agreement and related interest rate swap. These contracts were intended to be entered into by American International Surplus Lines Insurance Company
          (AISLIC) to economically hedge a corresponding AISLIC contract. The
          Company has since assigned the intercompany funding agreement and novated the interest rate swap to AISLIC as if in each case the contracts had been entered into by AISLIC at inception.

     5.   Loss Reserves- Estimation of ultimate net losses and loss expenses is a complex process requiring the use of assumptions which may be highly uncertain at the time of estimation. The Company has determined that
          Incurred But Not Reported Reserves (IBNR) were adjusted on a regular basis without appropriate support for the adjustment. The Company does not believe that any changes made materially affected the balance of the Company's loss reserves because in each instance IBNR as adjusted was within appropriate tolerance of the applicable actuarial point estimate. The Company has determined that the unsupported changes in reserves independently from the actuarial process constituted errors which have been adjusted accordingly.

     6.   Domestic Brokerage Group "DBG" Analysis- The Company has determined that allowances related to certain premium receivable, reinsurance recoverable and other assets were not sufficient. The adjustment has established additional allowances for these items.

     7.   Other Adjustments- The Company has summarized other miscellaneous adjustments, that individually did not have a significant impact on the adjustment of its statutory financial statements.

     In addition to the above, the following accounting treatment has also been agreed with the Company's domiciliary state:

     Risk Transfer (Other than Union Excess and Richmond)- All assumed and ceded reinsurance transactions without sufficient risk transfer have been adjusted to deposit accounting in accordance with SSAP 62 "Property and
     Casualty Reinsurance" and SSAP 75 "Reinsurance Deposit Accounting-An
     Amendment to SSAP 62, Property and Casualty Reinsurance". Direct insurance transactions identified as part of the internal review for which there was insufficient risk transfer, other than those where a policy was issued (i)
     in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (iii) in compliance with filed forms, rates and/or rating plans, were adjusted to deposit accounting.

     Nine Month Rule- The Company analyzed the current status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including IBNR) exceeded $100,000 for compliance with the nine month rule as described in SSAP 62. Any such treaties for which the documentation required by SSAP No. 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1,
     2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the Domiciliary Insurance
     Department.

     Foreign Property Casualty Business: The Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of the American International Underwriters
     Overseas Association (AIUOA). Refer to Note 4 for a description of AIUOA pooling arrangement and related financial statement presentation.

3.   Federal Income Taxes

     The Company files a consolidated U.S. federal income tax return with the
     Parent pursuant to a consolidated tax sharing agreement. The agreement provides that the Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Parent for tax benefits relating to any net losses of the Company utilized in filing the consolidated return as well as alternative minimum tax credits generated by the Company. The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due from/to the Parent. The U.S. federal income tax rate applicable to ordinary income is 35% at December 31, 2004.

                                       11

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The components of the net deferred tax asset as of December 31, 2004 are as follows:

                                                                           Amount
                                                                       ---------------
     Gross deferred tax assets                                         $   920,086,561
     Gross deferred tax liabilities                                        475,058,795
     Non-admitted deferred tax assets in accordance with SSAP No.10,
      income taxes                                                          65,196,117
                                                                       ---------------
     Net deferred tax assets admitted                                      379,831,649
                                                                       ---------------
     Change in deferred tax assets non-admitted                        $    65,196,117
                                                                       ---------------

     Tax benefit on net underwriting and net investment income         $    65,519,057
     Federal income tax adjustment - prior year                             35,628,364
     Tax expense on net realized gain                                       24,339,627
                                                                       ---------------
     Current income taxes incurred                                     $   125,487,048
                                                                       ---------------

     Prior years' federal income tax adjustment of $35,628,364 is accounted for by increasing federal and foreign income tax expense in the 2004 statement of income.

     The main components of deferred tax amounts as of December 31, 2004 are as follows:

     Deferred Tax Assets                                           Amount
     -------------------                                       ---------------
     Loss reserve discount                                     $   422,379,371
     Non-admitted assets                                           157,780,340
     Unearned premium reserve                                      289,998,587
     Unrealized capital losses                                         254,974
     Other temporary differences                                    49,673,289
                                                               ---------------
     Gross deferred tax assets                                     920,086,561
     Non-admitted deferred tax assets                              (65,196,117)
                                                               ---------------
     Admitted deferred tax assets                              $   854,890,444
                                                               ---------------
     Deferred Tax Liabilities
     ------------------------
     Partnership adjustments
     Deferred stock on ILFC sale                               $  (307,216,789)
     Unrealized capital gains                                     (167,842,006)
                                                               ---------------
     Gross deferred tax liabilities                               (475,058,795)
                                                               ---------------
     Net admitted deferred tax assets                          $   379,831,649
                                                               ---------------

     Gross deferred tax assets                                 $   920,086,561
     Gross deferred tax liabilities                               (475,058,795)
                                                               ---------------
     Net deferred tax (liabilities) / assets                   $   445,027,766
                                                               ---------------
     Tax effect of unrealized gains

                                       12

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. Among the more significant book to tax adjustments in 2004 were the following:

                                                                    Amount           Tax Effect
                                                               ---------------    ---------------
     Income before taxes                                       $   451,877,280    $   158,157,049
     Federal income tax adjustment - prior year                    101,795,326         35,628,364
     Tax exempt income and dividends received deduction           (259,564,711)       (90,847,649)
     Non-admitted assets                                                     -       (157,780,340)
     Permanent adjustment to provision                                       -           (521,828)
     Intercompany dividends                                       (369,165,486)      (129,207,920)
     Writeoffs                                                      36,926,280         12,924,198
     Other                                                          (5,150,150)        (1,802,553)
                                                               ---------------    ---------------
     Total                                                     $   (43,281,461)   $  (173,450,679)
                                                               ---------------    ---------------

     Federal income tax incurred                                                  $   125,487,048
     Change in deferred tax                                                          (298,937,727)
                                                                                  ---------------
     Taxable income                                                               $  (173,450,679)
                                                                                  ===============

     The amount of federal income tax incurred and available for recoupment in the event of future net loss:

     Current year                               $    89,858,684
     First preceding year                       $   201,254,022
     Second preceding year                      $             -

4.   Related Party Transactions

     The Company, as well as certain other insurance company subsidiaries of the
     Parent, is a party to an intercompany reinsurance agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the foreign branch) to NUF, the lead company. In turn, each pool participant receives their percentage share of the pooled business. Variances may exist between pool participants due to normal timing differences. The Company's share of the pool is 38%.
     Accordingly, premiums earned, losses and loss expenses incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     Following is a list of all pool participants and their respective participation percentages.

                                                                     NAIC Company        Pool
     Company                                                             Code       Participation %

     1)  AIU Insurance Company                                          19399            1%
     2)  American International Pacific Insurance Company               23795            0%
     3)  American International South Insurance Company                 40258            0%
     4)  American Home Assurance Company                                19380           36%
     5)  Birmingham Fire Insurance Company of Pennsylvania              19402            5%
     6)  Commerce and Industry Insurance Company                        19410           10%
     7)  Granite State Insurance Company                                23809            0%
     8)  Illinois National Insurance Co.                                23817            0%
     9)  The Insurance Company of the State of Pennsylvania             19429            5%
     10) National Union Fire Insurance Company of Pittsburgh, Pa *      19443           38%
     11) New Hampshire Insurance Company                                23481            5%

*    Lead Company

                                       13

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Included in "Receivable/(payable) from/to parent, subsidiaries and affiliates" of the accompanying Statement of Admitted Assets and
     Liabilities as of December 31, 2004 are balances with pool member companies generated as a result of the pooling arrangement of $709,842,798 payable to the pool members.

     The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the
     Commonwealth of Pennsylvania transactions with Union Excess and Richmond are treated as affiliated.

     AIG formed American International Underwriters Overseas Association (the
     Association), a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. Members in the Association and their respective participation are: American
     International Underwriters Overseas Limited (67%), New Hampshire Insurance
     Company ("NHIC") (12%), National Union Fire Insurance Company of
     Pittsburgh, PA. ("NUF") (11%) and American Home Assurance Company ("AHAC")
     (10%). In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, NUF and AHAC.
     At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. As mentioned in note 2, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (i) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (ii) its corresponding balance sheet position, excluding loss reserves, as a net equity interest in "Equities in underwriting pools and associations"; and (iii) loss reserves recorded on a gross basis. As of December 31, 2004, the Company's interest in AIUOA amounted to $530,063,056, gross of $623,392,304 in loss reserves.

     Additionally the Company holds 16.88% of the issued share capital of AIG
     Europe S.A. for the beneficial interest of the Association.

     The following table summarizes the transactions by the Company with any affiliated companies that met the reporting threshold (more than half of 1%
     of admitted assets of the Company) in 2004 (excluding reinsurance and cost allocation transactions).

                                                                 Assets Received by             Assets Transferred by
     2004                                                             Insurer                         Insurer
     ----                                                       --------------------------   -------------------------
       Date of     Explanation of      Name of     Name of       Statement                     Statement
     Transaction    Transaction        Insurer   Affiliate *       Value       Description       Value      Description

      3/3/2004         Dividend          NUF        PARENT      $          -        -        $ 48,347,891     Cash
      6/3/2004         Dividend          NUF        PARENT      $          -        -        $ 59,518,653     Cash
      9/3/2004         Dividend          NUF        PARENT      $          -        -        $ 48,875,141     Cash
     12/3/2004         Dividend          NUF        PARENT      $          -        -        $ 49,578,141     Cash
     12/17/2004    Purchase of Bonds     NUF         UGC        $284,634,545      Bonds      $284,634,545     Cash
      3/3/2004         Dividend          NUF     ILFC & AIGCC   $ 27,636,250      Cash       $          -       -
      6/3/2004         Dividend          NUF     ILFC & AIGCC   $ 27,812,000      Cash       $          -       -
      9/3/2004         Dividend          NUF     ILFC & AIGCC   $ 27,812,000      Cash       $          -       -
     12/3/2004         Dividend          NUF     ILFC & AIGCC   $ 28,866,500      Cash       $          -       -

*    UGC: United Guaranty Corporation; ILFC: International Lease Finance
     Corporation; AIGCC: AIG Capital Corporation

     The Company did not change its methods of establishing terms regarding any affiliate transaction during the year ended December 31, 2004.

     The Company has ownership interests in certain affiliated real estate holding companies. In the ordinary course of business, the Company utilizes the services of certain affiliated companies for data center systems, investment, salvage and subrogation and claims management. These companies are AIG Data Center, Inc., AIG Global Investment Corp. and AIG Global Trust
     Services, Limited, AI Recovery, Inc., and AIG Domestic Claims, Inc.,
     respectively. In 2004 the Company paid these affiliated companies fees of
     $25,777,906, $4,241,255, $229,185, $3,273,810 and $120,686,509,
     respectively. Included in short-term investments and other invested assets are AIG managed money market fund of $109,445,916 and the AIG domestic fund of $424,496, respectively as of December 31, 2004.

                                       14

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     At December 31, 2004 the Company had the following balances receivable from its affiliates (excluding reinsurance transactions):

     Company                                                         2004
     -------                                                   ---------------
     AIG                                                       $   630,957,888
                                                               ---------------
     Current federal and foreign income tax recoverable from
      parent                                                   $   630,957,888
                                                               ---------------

     During 2004, the Company sold $227,539,431 of premium receivables without recourse to AI Credit Corp. and recorded a loss of $2,991,811.

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the polices of insurance issued by the guaranteed companies in exchange for an annual guarantee fee. The guarantees are not expected to have a material effect upon the Company's surplus as guaranteed companies have admitted assets in excess of policyholder liabilities. The
     Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished. The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     The following is a list of guarantees in effect as of December 31, 2004.

     (in thousands)                                         Guarantee    Policyholder     Invested       Estimated    Policyholder
     Guaranteed Company                                      Issued      Obligations       Assets           Loss        Surplus
     ------------------                                     ----------   ------------   -----------     -----------   ------------
     Audubon Insurance Company                              11/5/1997    $     30,838    $    124,091   $         -   $    56,654
     Landmark Insurance Company                              3/2/1998          85,746         198,958             -        88,380
     Starr Excess Liability Insurance Company, Ltd.         7/29/1998         225,860       1,939,969             -       584,076
     Starr Excess Liability Insurance International
      Limited                                               5/28/1998       1,597,007         302,793             -       237,226
     American International Insurance Company of Puerto
      Rico                                                  11/5/1997         276,599         172,268             -       109,561
     AHICO First American-Hungarian Insurance Company       9/15/1998          13,794          15,874             -        15,791
     AIG Europe (Ireland) Ltd.                              12/15/1997        569,814         373,536             -       145,441
     AIG Global Trade and Political Risk Ins. Co.           11/5/1997               -         312,219             -       213,107
     AIG Poland Insurance Company                           9/15/1998          24,946          41,456             -        23,651
     AIG Russia Insurance Company ZAO                       9/15/1998          87,954          91,484             -        14,464
     AIG Slovakia Insurance Company A.S.                    12/23/1998          5,444           3,285             -         3,118
     La Meridional Compania Argentina de Seguros S.A.        1/6/1998          91,912          49,810             -        51,687
     AIG Romania Insurance Company                          12/23/1998         10,272           5,268             -         4,295
     AIG Ukraine Insurance Company                          10/1/2000           1,177           1,386             -           716
     AIG Bulgaria Ins and Reinsurance Co                    12/23/1998          4,998           4,055             -         4,015
     AIG Life Insurance Company *                           7/13/1998       9,200,210      10,143,973             -       739,951
     American International Assurance Co (Bermuda) Ltd.     8/23/1999       5,813,905       8,102,130             -     1,322,741
     American International Life Assurance Company of NY *  7/13/1998       7,391,673       7,949,041             -       565,892
     New Hampshire Indemnity Company, Inc.                  12/15/1997         97,465         230,177             -        98,133
                                                                         ------------    ------------   -----------   -----------
       Total                                                             $ 25,529,614    $ 30,061,773   $         -   $ 4,278,899
                                                                         ------------    ------------   -----------   -----------

*    The guaranteed Company is also backed by a support agreement issued by AIG.

                                       15

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Changes in the Company's equity in the following affiliates are included in
     "Change in net unrealized capital gains."

                                                                                            2004 Equity
     Company                                         Ownership   Cost 2004    Equity 2004     Change
     --------------------------------------------------------------------------------------------------
     Preferred Stock:
     ----------------
     AIG Life Insurance Company                         100.00%  $  250,000   $  250,000    $       -
     AIG Capital Corporation                            100.00%   2,000,000    2,000,000            -

     Common stock:
     -------------
     International Lease Finance Corp.                   35.15%     793,240    1,955,638      157,324
     Lexington Insurance Company                         70.00%     257,973    1,566,921      181,945
     United Guaranty Corporation                         45.88%      74,893      272,711      142,547
     AIU Insurance Company                               32.00%      40,000      189,216       37,909
     American International Specialty
     Lines Insurance Company                             70.00%      74,497      245,798      (13,173)
     Starr Excess Liability Ins. Co. Ltd.               100.00%     385,454      581,017       45,181
     Pine Street Real Estate Holding Corp.               76.80%       3,139       14,961          642
     Pine Street I Holdings LLC                          76.79%           -            -     (113,818)
     21st Century Insurance Group                        33.14%     467,720      290,917       (3,209)
     American International Realty, Inc.                 22.06%      20,736       19,123       (3,936)
     Eastgreen, Inc.                                      9.40%       8,976        9,519          376
     AIG Lodging Opportunities, Inc.                    100.00%       3,139        3,236          761
     National Union Fire Ins. Co. of Vermont            100.00%       1,000            -       (2,510)
     National Union Fire Ins. Co. of La.                100.00%       2,500        5,919          315
                                                                 ----------   ----------    ----------

     Total                                                       $4,383,267   $7,404,976    $  430,354
                                                                 ==========   ==========    ==========

     The remaining equity interest in these equities, except for 21st Century
     Insurance Group, is owned by other affiliated companies, which are wholly owned by the Parent.

     From time to time the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10%.

                                       16

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

5.   Pension Plans and Deferred Compensation

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans.
     Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee
     Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United
     States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with 10 or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the "projected unit credit" cost method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The AIG projected benefit obligation was $2,750 million at December 31,
     2004. Plan assets were $2,247 million at the same date. The assumptions with respect to the discount rate and the average rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation for this plan at December 31, 2004 was
     5.75 percent for discount rates and 4.25 percent for the average rate of increase in future compensation levels at December 31, 2004.

     The expected long term rate of return on plan assets was 8.25 percent at
     December 31, 2004. The Company's share of net expense for the qualified pension plan was $10.4 million at December 31, 2004.

     AIG is the Plan Sponsor of the pension and post retirement and benefit plans and is ultimately responsible for the conduct of the plans. The
     Company is only obligated to the extent of their allocation of expenses from these plans.

     Deferred Compensation Plan

     Some of the Company's officers and key employees are participants in AIG's stock option plans of 1987 and 1991. Details of these plans are published in AIG's 2004 Annual Report on Form 10-K. The Parent company is correctly bearing the cost of these stock options and certain other deferred compensation programs.

     Postretirement Benefit Plans

     AIG's US postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of 10 years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May
     1, 1989 and or prior to January 1, 1993 pay the active employee premium if under age 65 and 50% of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2.0 million The maximum life insurance benefit prior to age 70 is $32,500, with a maximum $25,000 thereafter.

     Effective January 1, 1993 both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5,000 for retirement at ages 55 through 59 and $10,000 for retirement at ages 60 through 64 and $15,000 from retirement at ages 65 and over.

                                       17

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Assumptions associated with the accrued post retirement benefit liability at December 31, 2004 are as follows:

                                        2004
                                        ----

     Discount rate                      5.75%
     Average salary rate increase       4.25%
     Medical trend rate year 1*        10.00%
     Medical trend rate year 6 and
      over*                             5.00%

*    The medical trend rate grades downward from years 1 through 5. The trend rate remains level thereafter.

     The postretirement benefit obligations and amounts recognized in AIG's consolidated balance sheet as of December 31, 2004 was $243 million. These obligations are not funded currently.

     The medical trend rate assumptions have a significant effect on the amounts reported. Increasing each trend rate by 1 percent in each year would increase the accumulated postretirement benefit obligation as of December
     31, 2004 by approximately $3.3 million and the aggregate service and interest cost components of the periodic postretirement benefit costs for
     2004 by approximately $0.2 million. Decreasing each trend rate by 1 percent in each year would decrease the accumulated postretirement benefit obligation as of December 31, 2004 by approximately $3.0 million and the aggregate service and interest cost components of the periodic postretirement benefit costs for 2004 by approximately $0.2 million.

     The Company's share of other postretirement benefit plans was $134.4 thousand for 2004. Postretirement calculations are based principally on the formula described in the AIG Retirement Plan document.

     Post-employment Benefits and Compensated Absences

     AIG provides certain benefits provided to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently;
     other expenses are provided for currently. Such expenses include medical and life insurance continuation and COBRA medical subsidies.

                                       18

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

6.   Investments

     The actual fair market value priced by Interactive Data Corp., a third party rating source, for the below listed securities as of December 31,
     2004 was $9,673,296,000.

     The amortized cost and NAIC market values of investments in debt securities at December 31, 2004 was as follows:

     (in thousands)
     --------------
                                                                               Gross           Gross           NAIC
                                                             Amortized       Unrealized     Unrealized        Market
                                                                Cost           Gains          Losses           Value
                                                           -------------   -------------   -------------   -------------
     2004
     Debt securities:
     U.S. governments:                                     $      45,062   $       1,117   $         144   $      46,035
     All other governments:                                      465,565          17,831             260         483,136
     States, territories and possessions:                      2,097,759          58,903           4,204       2,152,458

     Political subdivisions of states, territories
      and possessions:                                         1,933,929          56,880             555       1,990,254

     Special revenue & special assessment obligation
      and all non-guaranteed obligations of agencies and
      authorities of government and their political
      subdivisions:                                            4,300,455         131,102           2,836       4,428,721
     Public utilities:                                            10,515           1,205               -          11,720
     Industrial & miscellaneous:                                 452,170           6,795             716         458,249
                                                           -------------   -------------   -------------   -------------
     Total debt securities:                                $   9,305,455   $     273,833   $       8,715   $   9,570,573
                                                           -------------   -------------   -------------   -------------

     The amortized cost and NAIC market values of debt securities at December
     31, 2004, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

          (in thousands)
          --------------
                                                              Amortized           NAIC
                                                                Cost          Market Value
                                                          ---------------   ---------------
          Due in one year or less                         $        29,408   $        37,302
          Due after one year through five years                   507,375           519,338
          Due after five years through ten years                1,447,668         1,482,452
          Due after ten years                                   7,083,325         7,293,798
          Mortgaged-backed securities                             237,679           237,683
                                                          ---------------   ---------------
          Total                                           $     9,305,455   $     9,570,573
                                                          ---------------   ---------------

     Proceeds from sales of investments in debt securities during 2004 were
     $2,126,400,238. Gross gains of $18,766,509 and gross losses of $19,711,930 were realized on those sales in 2004.

     Securities carried at amortized cost of $1,248,472,132 were deposited with regulatory authorities as required by law at December 31, 2004.

                                       19

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Proceeds from sales of equity investments amounted to $501,263,837 in 2004.
     Gross gains of $57,844,801 and gross losses of $7,160,919 were realized on those sales in 2004. Net unrealized appreciation of equity investments, including affiliates, at December 31, 2004 included gross unrealized gains of $3,326,964,622 and gross unrealized losses of $192,929,755.

     In 2004 the Company reported the following write downs on its joint venture and partnership investments due to an other than temporary decline in fair value:

          Marlwood                                             $     8,876,837
          Odyssey Invest                                             1,914,359
          Advance Technology Venture V                               1,044,759
          Items Less Than $1 Million                                   753,998
                                                               ---------------
          Total                                                $    12,589,953
                                                               ===============

     As of December 31, 2004 securities with a market value of $41,887,886 were on loan. The Company receives as collateral 102% of the market value of domestic transactions and 105% for cross-border transactions. Securities lent, under the Securities Lending Agreement, are under exclusive control of the Company. Pursuant to the Securities Agency Lending Agreement, AIG
     Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral.
     Therefore, no additional disclosures are required to be reported for these transactions.

     Included in "Net investment income earned" are investment expenses of
     $121,624,316 for 2004.

     Aging of the pre-tax unrealized losses with respect to debt securities including the number of respective items is as follows:

     (in thousands)
     --------------
                                                                            Gross
                                                            Amortized     Unrealized      Number of
     2004                                                     Cost          Loss          Securities
     ----                                                 ------------   ------------    -----------
     Less than six months                                 $    146,927   $        348            28
     More than six months but less than nine months            648,929          3,922            49
     More than nine months but less than twelve months         110,196            959             6
     Twelve months or greater                                  318,343          3,486            21
                                                          ------------   ------------    -----------
     Total                                                $  1,224,395   $      8,715           104
                                                          ============   ============    ===========

     The Company plans to hold its securities until the gross unrealized losses are recovered.

7.   Reinsurance

     In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the
     Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

     As of December 31, 2004 the Company had reinsurance recoverables in dispute of $80,435,000.

     Reserves for unearned premiums and paid and unpaid losses and loss adjustment expenses, including those incurred but not reported to the
     Company, have been reduced for reinsurance ceded as follows:

                                       20

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     (in thousands)
     --------------
                                                                                    Unpaid Losses
                                                              Paid Losses and         and Loss
                                           Unearned Premium   Loss Adjustment        Adjustment
     2004                                      Reserves          Expenses            Expenses
     ----                                  ----------------   ----------------    ----------------
     Affiliates                            $      9,095,231   $         (5,225)   $     29,697,663
     Non-Affiliates                                 488,434            264,218           2,999,793
                                           ----------------   -----------------   ----------------
     Total                                 $      9,583,665   $        258,993    $     32,697,456
                                           ----------------   -----------------   ----------------

     Net premiums written and earned comprise the following:

     (in thousands)
     --------------
                                                    Written           Earned
                                               ---------------   ---------------
     2004
     Direct business                           $     6,361,956   $     6,291,282
     Reinsurance assumed
       Affiliates                                   21,103,816        19,703,510
       Non-Affiliates                                  502,326           533,280
                                               ---------------   ---------------
     Reinsurance ceded
       Affiliates                                   19,544,479        18,386,791
       Non-Affiliates                                1,394,320         1,548,619
                                               ---------------   ---------------
     Net premiums                              $     7,029,299   $     6,592,662
                                               ===============   ===============

     Reinsurance Accounted for as a Deposit

     The Company has entered into several reinsurance agreements, both treaty and facultative, which, were determined to be of a deposit type nature. At the inception of the agreements, the Company recorded initial deposit assets of $2,216,986,587 and initial deposit liabilities of $(789,132,395).
     As of December 31, 2004, the Company had a remaining deposit asset of
     $1,870,606,809 after taking into account interest income of 112,880,397, loss recoveries of $468,524,055 and additional deposits of $9,263,881 and a remaining deposit liability of $(691,334,955) after taking into account interest expense of $(38,858,587), loss payouts of $105,060,891, amortization of margin of $47,798,181 and additional deposit liabilities of
     $(16,203,045). As of December 31, 2004 the non-admitted portion of deposit accounting assets was $140,850,525.

     The following unsecured reinsurance recoverables exceeded 3% of the capital and surplus of the Company at December 31, 2004:

                                       21

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     (in thousands)
     ---------------
     Reinsurer                                                                    Amount
     ---------                                                         -------------------------------
     Affiliates                                                                          $  37,207,997

     Berkshire Hathaway International                                          337
     Cologne Reinsurance Co. of America                                      1,285
     Faraday Reinsurance Co. Ltd. (F/Cologne Re. Co.)                          985
     Geico General Insurance Co.                                               476
     General & Cologne Life Re of America                                    2,562
     General & Cologne Re Australasia Ltd. (New Zealand Branch)                 92
     General Cologne Re Ruckvers-Ag. Wien (F/Kolnische)                        285
     General Re Australasia Ltd. (formerly General Cologne Aust)               841
     General Cologne Re UK  Ltd. (F/ General Re Europe)                        163
     General Reinsurance Corporation                                       190,050
     General Star Indemnity                                                     10
     General Star National Insurance Co.                                     2,463
     Kolnische Ruckversicherungs Gesellschaft                                   73
     National Indemnity Company                                             47,869
     Republic Insurance Company                                              1,792
     Unione Italiana Reinsurance Co. of America                                486
                                                                     -------------
       Total Berkshire Hathaway Group                                                          249,769
                                                                                         -------------
       Total                                                                             $  37,457,766
                                                                                         =============

     Reinsurance Assumed and Ceded

     The maximum amount of return commission which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of
     December 31, 2004 with the return of the unearned premium reserve is as follows:

     2004

                          Assumed Reinsurance            Ceded Reinsurance                  Net
                        -------------------------   -------------------------    -------------------------
                         Premium      Commission       Premium       Commission     Premium     Commission
     (in thousands)      Reserves       Equity         Reserves        Equity       Reserves      Equity

     Affiliated         $ 9,810,548   $ 1,168,028   $ 9,095,231   $ 1,058,103    $   715,317   $   109,925
     Non Affiliated         945,951       112,624       488,434        56,822        457,517        55,802
                        -----------   -----------   -----------   -----------    -----------   -----------
     Total              $10,756,499   $ 1,280,652   $ 9,583,665   $ 1,114,925    $ 1,172,834   $   165,727
                        ===========   ===========   ===========   ===========    ===========   ===========

     The Company has reported in its 2004 underwriting results $65,362,900 of statutory loss comprised of premiums earned of $(8,776,886) and losses incurred of $56,586,014 as a result of commutations with the following reinsurers:

                                       22

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Company                                    Amount
     -------                                ------------
     Farm Bureau Mutual                     $    669,519
     Providence Washington                       (18,231)
     TIG Insurance Co.                          (918,265)
     Aviabel S.A.                                289,327
     Royal and Sun Alliance PLC                  247,093
     CX Reinsurance                            4,511,170
     SCOR Re                                  22,458,233
     AXA Corporate Solutions                   3,668,052
     AXA Albingia                              6,161,394
     National Indemnity Co.                    2,818,968
     General Re Corp.                         16,983,762
     Western General Insurance                         -
     Trenwick America                            616,048
     Cottrell Syndicate                          (70,715)
     Converium Reins.                          7,946,545
                                            ------------
     Total                                  $ 65,362,900
                                            ============

                                                               Assumed          Ceded
                                                            -------------    -------------
     Retroactive Reinsurance as of December 31, 2004
     a  Reserves Transferred:
     1) Initial Reserves                                    $ 228,366,301    $ 166,075,748
     2) adjustments - prior year(s)                                     -                -
     3) adjustments - current year                           (191,306,975)     (54,220,952)
                                                            -------------    -------------
     4) current total                                       $  37,059,326    $ 111,854,796
                                                            -------------    -------------
     b  Consideration Paid or Received:
     1) Initial Reserves                                    $ 205,770,000    $ 291,794,595
     2) adjustments - prior year(s)                                     -                -
     3) adjustments - current year                           (190,000,000)     (19,040,279)
                                                            -------------    -------------
     4) current total                                       $  15,770,000    $ 272,754,316
                                                            -------------    -------------
     c  Paid Loss Reimbursed or Recovered:
     1) prior year(s)                                       $   1,511,434    $ 312,858,356
     2) current year                                            1,879,380       31,209,799
                                                            -------------    -------------
     3) current total                                       $   3,390,814    $ 344,068,155
                                                            -------------    -------------
     d  Special Surplus from Retroactive Reinsurance:
     1) initial surplus gain or loss                        $           -    $  50,200,810
     2) adjustments - prior year(s)                                     -                -
     3) adjustments - current year                                      -       35,909,134
                                                            -------------    -------------
     4) current year restricted surplus                                 -       86,109,944
                                                            -------------    -------------
     5) cumulative total transferred to unassigned funds    $           -    $   1,905,426
                                                            -------------    -------------

     e.   All cedents and reinsurers involved in all transactions included in summary totals above:

                                       23

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

        NAIC/Alien
          Code                        Company                       Assumed          Ceded
     ---------------              ---------------              ---------------   ---------------
                     (in thousands)
                     --------------
     AA-1320035      AXA RE                                      $          -   $    1,066,149
       19453         TRANSRECO                                              -        1,104,850
     AA-3194128      ALLIED WORLD ASSURANCE CO. LTD                         -            9,791
     AA-3194126      ARCH REINSURANCE LTD.                                  -           19,583
     AA-3194130      ENDURANCE SPECIALTY INSURANCE                          -          178,537
     AA-1121425      MARKEL INTL INSURANCE CO LTD.                          -          137,667
       39845         EMPLOYERS REINSURANCE CO                               -          118,119
       10357         PLATINUM UNDERWRITERS REINSURA                         -           79,477
       23043         LIBERTY MUTUAL                                         -           54,736
       22977         LUMBERMENS MUTUAL CASUALTY CO                          -          182,428
       42439         TOA RE INS CO OF AMERICA                               -          232,475
     AA-1121366      SPHERE DRAKE INSURANCE LTD                             -            4,509
     AA-1340099      ALLIANZ MARINE & AVIATION VERS                         -           50,865
       30058         SCOR REINS. CO.                                        -           15,638
     AA-3190800      ALEA (BERMUDA) LTD.                                    -          261,447
     AA-1120355      CX REINSURANCE COMPANY LTD.                            -          364,856
     AA-1340125      HANNOVER RUCKVERSICHERUNGS AG.                         -          332,674
       19895         ATLANTIC MUTUAL INS. CO.                               -           13,299
     AA-1930320      GORDIAN RUNOFF LTD.                                    -           50,039
     AA-1320105      COMPAGNIE TRANSCONTINENTALE DE                         -            3,337
     AA-1340085      E&S RUCKVERSICHERUNGS AG                               -            5,338
     AA-1340255      WURTTEMBURGISCHE VERSICHERUNG,                         -          151,740
     AA-1120440      COPENHAGEN REINSURANCE (U.K.)                          -            3,008
     AA-1120140      ALLIANZ CORNHILL INS PLC                               -          161,388
     AA-1121400      SWISS REINSURANCE CO. (UK) LTD                         -          121,040
     AA-1460080      HELVETIA, COMPAGNIE SUISSE D'A                         -          130,063
     AA-1460025      LA BALOISE INS. CO. LTD.                               -           64,672
       10103         AMERICAN AGRICULTURAL INS. CO.                         -           30,448
       10227         AMERICAN REINSURANCE                                   -          157,714
       24767         ST. PAUL F&M-MN.                                       -          629,661
       25070         CLEARWATER INS. CO                                     -          196,976
     AA-1340218      TELA VERSICHERUNG AKT.                                 -           45,130
       22969         GE REINSURANCE CORP.                                   -           82,143
     AA-1120512      GE SPECIALTY                                           -            9,060
       25364         SWISS RE AMERICA CORP.                                 -        1,755,792
       20443         CONTINENTAL CASUALTY COMPANY                           -          166,103
       13021         UNITED FIRE & CASUALTY COMPANY                         -            1,684
     AA-1120481      QBE INT'L INS LTD                                      -           96,559
     AA-1560483      HANNOVER RE-CANADA                                     -          301,112
     AA-3190256      LYNDON PROPERTY INS. CO.                               -          277,258
       10048         HYUNDAI M & F INS CO (US BR)                           -            2,527
     AA-1126002      LLOYDS 0002                                            -          161,388
     AA-1126033      LLOYDS 0033                                            -            1,501
     AA-1126040      LLOYDS 0040                                            -            3,008
     AA-1126079      LLOYDS 0079                                            -           15,071
     AA-1126112      LLOYDS 0112                                            -            4,522
     AA-1126122      LLOYDS 0122                                            -            3,008
     AA-1126183      LLOYDS 0183                                            -            6,032

                                       24

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     AA-1126205      LLOYDS 0205                                            -           63,704
     AA-1126376      LLOYDS 0376                                            -            3,008
     AA-1126483      LLOYDS 0483                                            -            4,522
     AA-1126484      LLOYDS 0484                                            -            2,255
     AA-1126535      LLOYDS 0535                                            -           95,566
     AA-1126957      LLOYDS 0957                                            -           84,612
     AA-1126990      LLOYDS 0990                                            -           32,603
     AA-1126991      LLOYDS 0991                                            -            3,008
     AA-1127003      LLOYDS 1003                                            -            4,522
     AA-1127047      LLOYDS 1047                                            -            1,501
     AA-1127212      LLOYDS 1212                                            -          194,896
     AA-1127215      LLOYDS 1215                                            -            3,008
     AA-1127221      LLOYDS 1221                                            -           95,566
     AA-1128488      LLOYDS 2488                                            -          212,435
     AA-1126034      LLOYDS 0034                                            -           12,050
     AA-1128001      LLOYDS 2001                                            -           48,417
     AA-1127241      LLOYDS 1241                                            -          242,783
       82627         SWISS RE LIFE & HEALTH AMERICA                         -          347,690
       31089         REPUBLIC WESTERN INS CO                                -            4,211
       38776         FOLKSAMERICA REINSURANCE CO.                           -          236,880
       36552         AXA CORPORATE SOLUTIONS                                -           31,609
       39322         GENERAL SECURITY NATIONAL                              -          244,494
       34894         TRENWICK AMERICA RE                                    -          207,995
       32603         BERKLEY INS CO                                         -           78,857
     AA-1320035      AXA RE                                                 -          135,307
     AA-1120126      ALEA LONDON LTD.                                       -           80,695
       39675         PMA CAPITAL INS CO                                     -          157,714
     AA-1560745      SCOR CANADA REINSURANCE COMPAN                         -          389,177
       42439         TOA-RE INS CO.                                         -          257,957
     AA-1340090      GE FRANKONA RUCKVERSICHERUNGS                          -           14,736
     AA-3190529      GAI INS CO. LTD.                                       -          135,127
       23680         ODYSSEY AMER RE CORP.                                  -        1,193,283
     AA-3190005      AMERICAN INTERNATIONAL REINS. CO., LTD.                -       64,376,560
       15032         GUIDEONE MUTUAL INS. CO.                      11,269,882                -
     AA-3191086      ASTRO LTD.                                             -          664,722
       10535         ALASKA SCHOOLS INS. CO.                                -           45,256
     AA-3160040      DBB INSURANCE CO. LTD.                                 -          186,064
         -           UPINSCO INC.                                           -        3,405,007
         -           P.E.G. REINSURANCE CO.                                 -       28,515,669
         -           BUILDERS INS. CO., LTD.                                -          145,075
       19399         AIU INSURANCE CO.                              1,074,171        1,031,829
       19380         AMERICAN HOME ASSURANCE CO.                    5,111,238                -
       19445         NATIONAL UNION INS. CO. OF PITTSBURGH, PA.    19,604,035                -
                                                                 ------------   --------------
                       Total                                     $ 37,059,326   $  111,854,796
                                                                 ------------   --------------
                                       25

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

8.   Capital and Surplus and Dividend Restrictions

     Under Pennsylvania law the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted
     (on the basis of the greater of 10% of the Company's statutory surplus, excluding approximately $1.9 billion from an investment in an affiliate for which proper approval from the Insurance Department of the Commonwealth of
     Pennsylvania has been received, as of December 31, 2004, or 100% of the
     Company's net income, for the preceding twelve-month period ending December
     31, 2004) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the Commonwealth of Pennsylvania. At December 31, 2004, the maximum dividend payments, which may be made without prior approval during 2005, is approximately $739,743,022. Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose. The portion of unassigned funds (surplus) at December 31, 2004 represented or reduced by each item below is as follows:

     (a) Unrealized gains and losses  $      3,366,545,473
     (b) Non-admitted asset values    $      (560,218,619)
     (c) Separate account business    $                  -
     (d) Assets valuation reserves    $                  -
     (e) Provision for reinsurance    $      (334,695,745)

     The Company has 1,000,000 shares authorized, 895,750 issued and outstanding of common stock with a par value per share of $5. The Company has no preferred stock outstanding.

     The issued capital and surplus position of the Company at December 31, 2004 was as follows:

                                                                    2004
                                                              ----------------
     Common stock, par value                                  $      4,478,750
     Common stock in excess of par value                         2,494,261,950
                                                              ----------------
                                              Total capital      2,498,740,700
                                                              ----------------

     Unassigned surplus                                          4,791,970,884
     Special surplus from retroactive
      reinsurance                                                   86,109,944
                                                              ----------------
                                              Total surplus      4,878,080,828
                                                              ----------------
                                          Total capital and
                                                    surplus   $  7,376,821,528
                                                              ----------------

9.   Other Items

     September 11, 2001 Events

     In 2004, the gross losses recognized as a result of September 11 events for the Company were $(25,297,272) of which $(19,800,683) are recovered or recoverable. Thus, the net incurred is $(5,496,589). All contingencies and unpaid claims or losses resulting from the September 11 events have been recognized in the financial statements. The Company does not expect any unrecognized contingencies or unpaid claims or losses to impact the financial statements in the near term. The Company does not believe it is subject to any unusual risk concentrations.

     The Company underwrites a significant concentration of its direct business with brokers.

     As of December 31, 2004 the amount of reserve credit recorded for high deductibles on unpaid claims was $3,369.4 million and the amount billed and recoverable on paid claims was $387.6 million. As of December 31, 2004 the non-admitted balance was $22.3 million.

     Guaranty fund receivables represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

     The Company's direct percentage of policyholder dividend participating policies is 0%. Policyholder dividends are accounted for on an incurred basis and the amount of policyholder dividends was $561,863 in 2004.

                                       26

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     The following balances comprise "Other Assets" in the accompanying
     Statement of Admitted Assets.

                                                        2004
                                                  -------------

     Guaranty funds receivable or on deposit      $  19,744,875
     Loss funds on deposit                           79,741,087
     Outstanding loss drafts                        293,065,933
     Accrued recoverables                             6,294,320
     Other                                          (42,381,576)
                                                  -------------
     Other assets                                 $ 356,464,639
                                                  -------------

     The Company routinely assesses the collectibility of its receivable balances and has established reserves for potential uncollectible premiums receivable due from agents' and reinsurance recoverable balances. The
     Company has established reserves of $106.9 million to cover any potential uncollectible balance, which are reported as a contra asset within "Other
     Assets" in the accompanying Statement of Admitted Assets.

10.  Contingencies

     Legal Proceedings:

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, the Company, and American International Specialty Lines Insurance
     Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc.
     (Caremark). An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability.
     In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG
     Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. On January 28, 2005, the Alabama trial court determined that one of the current actions may proceed as a class action on behalf of the
     1999 classes that were allegedly defrauded by the settlement. The AIG
     Defendants, and Caremark are seeking appellate relief from the Alabama
     Supreme Court. The AIG Defendants cannot now estimate either the likelihood of their prevailing in these actions, or the potential damages in the event liability is determined.

     On September 2, 2005 AIG sued Robert Plan Corporation, the agency, which services the Personal Lines Pool assigned risk business alleging the misappropriation of funds and other violations related to contractual arrangements. On September 27, 2005, Robert Plan Corporation countersued
     AIG for $370 million in disgorged profits and $500 million of punitive damages. Subsequently, American Home Assurance Company was named as a plaintiff in this case. AIG believes this lawsuit is without merit and intends to defend it vigorously.

     On October 14, 2004, the Office of the Attorney General of the State of New
     York (NYAG) brought a lawsuit challenging certain insurance brokerage practices related to contingent commissions. Neither AIG nor any of its subsidiaries is a defendant in that action, although two employees of
     American Home Assurance Company (American Home) pleaded guilty in connection with the NYAG's investigation in October 2004 and two additional employees of American Home pleaded guilty in February 2005. AIG and the
     Company have cooperated, and will continue to cooperate, in the investigation. Regulators from several additional states have commenced investigations into the same matters, and the Company expects there will be additional investigations as well.

     In February 2005, AIG received subpoenas from the NYAG and the SEC relating to investigations into the use of non-traditional insurance products and certain assumed reinsurance transactions and AIG's accounting for such transactions. The United States

                                       27

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Department of Justice and various state regulators are also investigating related issues. AIG and the Company have cooperated, and will continue to cooperate, in producing documents and other information in response to the subpoenas.

     A number of lawsuits have been filed regarding the subject matter of the investigations of insurance brokerage practices, including derivative actions, individual actions and class actions under the federal securities laws, Racketeer Influenced and Corrupt Organizations Act (RICO), Employee
     Retirement Income Security Act (ERISA) and state common and corporate laws in both federal and state courts.

     Between October 19, 2004 and August 1, 2005, AIG or its subsidiaries, including the Company, were named as a defendant in thirteen complaints that were filed in federal court and two that were originally filed in state court (Massachusetts and Florida) and removed to federal court. These cases generally allege that AIG and its subsidiaries violated federal and various state antitrust laws, as well as federal RICO laws, various state deceptive and unfair practice laws and certain state laws governing fiduciary duties. The alleged basis of these claims is that there was a conspiracy between insurance companies and insurance brokers with regard to the bidding practices for insurance coverage in certain sectors of the insurance industry. The Judicial Panel on Multidistrict Litigation entered an order consolidating most of these cases and transferring them to the
     United States District Court for the District of New Jersey. The remainder of these cases are in the process of being transferred to the District of
     New Jersey. On August 1, 2005, the plaintiffs in the multidistrict litigation filed a First Consolidated Amended Commercial Class Action
     Complaint which names AIG, the Company, and the following additional AIG subsidiaries as defendants: AIU Insurance Company, American Home, AISLIC,
     American International Insurance Company, Birmingham Fire Insurance Company
     of Pennsylvania, Commerce and Industry Insurance Company, Lexington
     Insurance Company, National Union Fire Insurance Company of Louisiana, New
     Hampshire Insurance Company, The Hartford Steam Boiler Inspection and
     Insurance Company, and The Insurance Company of the State of Pennsylvania.
     Also on August 1, 2005, AIG, American Home and AIG Life Insurance Company
     were named as defendants in a First Consolidated Amended Employee Benefits
     Complaint filed in the District of New Jersey that adds claims under ERISA.
     In addition, two complaints were filed against AIG, and AIG and Lexington
     Insurance Company, respectively, in Massachusetts state court, and one complaint was filed against AIG in Florida state court, making claims similar to those in the federal cases above.

     Various federal and state regulatory agencies are reviewing certain other transactions and practices of AIG and its subsidiaries, including the
     Company, in connection with industry-wide and other inquiries. It is possible that additional civil or regulatory proceedings will be filed.

     Various actions have been brought against AIG arising out of the liability of certain AIG subsidiaries, including the Company, for taxes, assessments, and surcharges for policies of workers compensation insurance written between 1985 and 1996.

     On May 18, 2005, the Office of Insurance Regulation (the OIR) of the State
     of Florida issued an Order (the Order) notifying 43 insurers within the AIG holding company system, including the Company, which are either authorized insurers or eligible surplus lines insurers in the State of Florida (the
     AIG Insurers) of an investigation to be made of the AIG Insurers. The Order requires the AIG Insurers to provide certain information about, and take certain steps with respect to, the "improper or inappropriate transactions"
     referenced in the March 30, 2005 and May 1, 2005 AIG press releases referenced in and attached to the Order. The Order cites several provisions of the Florida laws, including Section 624.404(3)(a) of the Florida
     Statutes which prohibits the continuance of authority to transact insurance in the State of Florida to any insurer the management, officers, or directors of which are found to be, among other things, untrustworthy. The
     Order was amended on June 10, 2005 to state that a number of the AIG
     Insurers, based on representations they made to the OIR, have complied with the Order. The amended Order also granted the remaining AIG Insurers an extension of 90 days, until September 6, 2005, to complete their response to certain aspects of the Order and provide the OIR with certain other requested information. On September 6, 2005, the OIR agreed that the Order would be again amended to grant the remaining AIG Insurers a further extension of 90 days, until December 5, 2005, in which to complete their response. The OIR indicated that this further extension is warranted in light of the continuing cooperation of the AIG Insurers with the OIR's investigation. A draft amended Order memorializing the extension is presently pending execution.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial condition or results of operation.

     The Company cannot predict the outcome of the matters described above, estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement and, accordingly, no reserve is being established in the Company's financial statements at this time. In the opinion of management, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial condition, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

     Other Matters:

                                       28

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for incurred but not reported losses (IBNR) and loss adjustment expenses based on management's judgment after reviewing all the available loss, exposure, and other information.

     The Company's asbestos related losses and loss adjustment expenses (case &
     IBNR) are as follows:

     (in thousands)
     ----------------------------------------------------------------------------------------
     Asbestos Losses-                                                                 2004
     ----------------------------------------------------------------------------------------
     Gross of reinsurance:
     Beginning reserve                                                           $    306,613
     Incurred loss and loss adjustment expenses                                       601,962
     Calendar year payments for losses and loss adjustment expenses                   81,857
                                                                                 ------------
     Ending reserves                                                             $    826,718
                                                                                 ============
     Net of reinsurance:
     Beginning reserve                                                           $    108,999
     Incurred loss and loss adjustment expenses                                       291,003
     Calendar year payments for losses and loss adjustment expenses                    32,393
                                                                                 ------------
     Ending reserves                                                             $    367,609
                                                                                 ============

     The Company's environmental related losses and loss adjustment expenses
     (case & IBNR) are as follows:

                                       29

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     (in thousands)
     -------------------------------------------------------------------------------------
     Environmental Losses -                                                        2004
     -------------------------------------------------------------------------------------
     Gross of reinsurance:
     Beginning reserve                                                        $    204,822
     Incurred loss and loss adjustment expenses                                    117,251
     Calendar year payments for losses and loss adjustment expenses                 43,919
                                                                              ------------
     Ending reserves                                                          $    278,154
                                                                              ============
     Net of reinsurance:
     Beginning reserve                                                        $     85,324
     Incurred loss and loss adjustment expenses                                     87,348
     Calendar year payments for losses and loss adjustment expenses                 22,757
                                                                              ------------
     Ending reserves                                                          $    149,915
                                                                              ============

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2004 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers supplying the annuity , on certain structured settlements, are unable to meet their obligations, the Company would be liable for the payments of benefits. The Company has never incurred a loss and there has been no default by any of the life insurers included in the transactions.
     Management believes that based on the financial strength of the life insurers involved the likelihood of a loss is remote.

         Loss Reserves Eliminated By Annuities     Unrecorded Loss Contingencies

                  $702,110,000                              $685,500,000

     The Company has entered into a credit agreement with its ultimate Parent, whereby the Company may loan, subject to contractually agreed interest rates, up to a maximum of $500 million.

     As part of its private equity portfolio investment, as of December 31, 2004 the Company may be called upon for an additional capital investment of up to $172.0 million. The Company expects only a small portion will be called during 2005.

     The Company has committed to provide 50.0 million sterling pounds ($95.8 million) in capital to a Lloyds Syndicate. The Company believes that the likelihood of a payment during 2005 is remote.

11.  Liability for Unpaid and Loss Adjustment Expenses

                                          30

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Activity in the liability for unpaid claims and claim adjustment expenses is summarized as follows:

     (in thousands)                                                     2004
     ---------------------------------------------------------------------------
     Reserve for unpaid loss and LAE at the beginning
      of the year                                                 $  14,466,713
       Less reinsurance recoverables                                  7,779,979
                                                                  -------------
                                                                      6,686,734
     Incurred losses and LAE related to:
       Current year                                                   4,808,892
       Prior year                                                     1,798,026
                                                                  -------------
     Total Incurred losses and LAE                                    6,606,918
                                                                  -------------
     Paid losses and LAE related to:
       Current year                                                     930,546
       Prior year                                                     3,899,255
                                                                  -------------
     Total paid losses and LAE                                        4,829,801
                                                                  -------------
     Reserves for unpaid losses and LAE at end of year                9,811,368
       Plus unpaid losses and LAE recoverable                         6,341,990
                                                                  -------------
                                                                  $  16,153,358
                                                                  =============

     "Due to SSAP No. 3 "Correction of an Error", the incurred figures do not agree with the company financial statement (underwriting and investment exhibit). The figures are presented in accordance with the Company's
     Schedule P treatment."

     Estimated ultimate incurred losses and loss adjustment expenses attributable to insured events of prior years increased by $3,127,717,000 in calendar years 2004. This increase was generally the result of actual loss emergence in 2004 as well as ongoing analysis of recent loss development trends.

     Unpaid losses and loss adjustment expenses have been reduced by anticipated salvage and subrogation in the amount of approximately $170,076,000 at
     December 31, 2004

12.  Subsequent Events (Unaudited)

     In late August 2005 a category 4 hurricane, Katrina hit the central gulf coast area and New Orleans, Louisiana. The Company has estimated its potential pre-tax loss exposure for Hurricane Katrina, including cost of reinstatements to be $63.7 million.

     On October 15, 2005, the Company entered into a Capital Maintenance
     Agreement (CMA) with its ultimate Parent, AIG. The CMA requires a capital contribution to the Company in the event its 2004 surplus drops below its currently filed level, or its RBC ratio drops below 200% of Authorized
     Control Level for 2004, each as determined by the Company domiciliary regulator. The CMA expires 12 months after issuance.

                                       31